UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: April 30, 2016

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2016
Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX	HNACX
Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX	HNMGX
Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX	HNSGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX	HNSOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX	HNLVX
Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX	HNMVX
Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX	HNVRX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2016
GROWTH FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Capital Appreciation Fund	-6.59%	-6.72%	-6.77%	-6.59% [a]
Harbor Mid Cap Growth Fund	-5.24	-5.47	-5.47	-5.35 [a]
Harbor Small Cap Growth Fund	-6.30	-6.45	-6.53	-6.22 [a]
Harbor Small Cap Growth Opportunities Fund	-1.49	-0.99	-1.70	-1.49 [a]
VALUE FUNDS
Harbor Large Cap Value Fund	1.56%	1.34%	1.37%	1.47% [a]
Harbor Mid Cap Value Fund	-1.42	-1.55	-1.57	-1.42 [a]
Harbor Small Cap Value Fund	1.20	1.10	1.04	1.24 [a]

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2016
Russell 1000® Growth; large cap, domestic equity	-1.37%
S&P 500; large cap, domestic equity	0.43
Russell Midcap® Growth; mid cap, domestic equity	-1.54
Russell 2000® Growth; small cap, domestic equity	-4.96
Russell 1000® Value; large cap, domestic equity	1.93
Russell Midcap® Value; mid cap, domestic equity	3.16
Russell 2000® Value; small cap, domestic equity	1.18

a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
1

Harbor Domestic Equity Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
DOMESTIC EQUITY FUNDS	2012*	2013*	2014*	2015*	2016 [a]
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.65%	0.65%	0.64%	0.64%	0.90%
Administrative Class	0.91	0.90	0.90	0.89	0.89	1.20
Investor Class	1.03	1.02	1.02	1.01	1.01	1.28
Retirement Class	N/A	N/A	N/A	N/A	0.60 [b]	0.64
Harbor Mid Cap Growth Fund
Institutional Class	0.85%	0.84%	0.83%	0.84%	0.85%	1.03%
Administrative Class	1.10	1.09	1.08	1.09	1.10	1.34
Investor Class	1.22	1.21	1.20	1.21	1.22	1.37
Retirement Class	N/A	N/A	N/A	N/A	0.81 [b]	0.79
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.83%	0.83%	0.83%	0.84%	1.08%
Administrative Class	1.09	1.08	1.08	1.08	1.09	1.35
Investor Class	1.21	1.20	1.20	1.20	1.21	1.42
Retirement Class	N/A	N/A	N/A	N/A	0.80 [b]	0.77
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	0.90% [c]	0.90%	0.87%	1.08%
Administrative Class	N/A	N/A	1.15 [c]	1.15	1.12	1.35
Investor Class	N/A	N/A	1.27 [c]	1.27	1.24	1.42
Retirement Class	N/A	N/A	N/A	N/A	0.82 [b]	0.77
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.85%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.15
Investor Class	1.05	1.05	1.05	1.05	1.05	1.20
Retirement Class	N/A	N/A	N/A	N/A	0.63 [b]	0.61
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.93%	0.89%	0.86%	0.85%	0.94%
Administrative Class	1.20	1.18	1.14	1.11	1.10	1.26
Investor Class	1.32	1.30	1.26	1.23	1.22	1.28
Retirement Class	N/A	N/A	N/A	N/A	0.81 [b]	0.79
Harbor Small Cap Value Fund
Institutional Class	0.85%	0.84%	0.84%	0.85%	0.86%	1.07%
Administrative Class	1.10	1.09	1.09	1.10	1.11	1.47
Investor Class	1.22	1.21	1.21	1.22	1.23	1.52
Retirement Class	N/A	N/A	N/A	N/A	0.81 [b]	0.83

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2016 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Unaudited annualized figures for the six-month period ended April 30, 2016.
b	Retirement Class shares commenced operations on March 1, 2016.
c	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014.
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
U.S. stocks had a roller coaster start to the fiscal year, finishing the first six months of fiscal 2016 about flat. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of -0.07% for the six months ended April 30, 2016. Large cap stocks generally outperformed small cap stocks. Value stocks outperformed growth stocks.
Concerns about slowing economic growth and slowing earnings growth were key factors affecting U.S. stocks. China showed signs of slowing growth. The slowing growth in China and other countries caused commodities prices, including the price of oil, to remain weak. The U.S. continued to show modest economic growth. U.S. corporate earnings appeared to plateau. In late 2015, the Federal Reserve (Fed) took its first small step to normalize short-term rates. Later in the fiscal first half, the Fed indicated further steps to normalize rates may occur more slowly than the markets expected. Central banks in Europe and other countries continued to provide stimuli to enhance economic growth.
Harbor Domestic Equity Funds
In the volatile fiscal first half of 2016, Harbor’s domestic equity funds generally lagged their benchmarks.
Harbor Capital Appreciation Fund returned -6.59%, trailing its Russell 1000® Growth Index benchmark by 522 basis points, or 5.22 percentage points, while Harbor Mid Cap Growth Fund returned -5.24%, lagging its Russell Midcap® Growth Index benchmark by 370 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Small Cap Growth Fund had a return of -6.30%, falling short of its Russell 2000® Growth Index benchmark by 134 basis points. Harbor Small Cap Growth Opportunities Fund returned -1.49%, beating its Russell 2000® Growth Index benchmark by 347 basis points.
Harbor Large Cap Value Fund, which posted a return of 1.56%, trailed its benchmark, the Russell 1000® Value Index, by 37 basis points. Harbor Mid Cap Value Fund returned -1.42%, which was behind its Russell Midcap® Value Index benchmark by 458 basis points. Harbor Small Cap Value Fund returned 1.20%, slightly outperforming its Russell 2000® Value Index benchmark.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended April 30, 2016
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	-0.07%	-0.83%	10.28%	6.93%	9.82%
S&P 500 (large cap stocks)	0.43	1.21	11.02	6.91	9.99
Russell Midcap® (mid cap stocks)	0.81	-2.14	9.88	7.49	11.26
Russell 2000® (small cap stocks)	-1.90	-5.94	6.98	5.42	8.58
Russell 3000® Growth	-1.64	0.32	11.09	8.03	9.16
Russell 3000® Value	1.87	-0.68	9.85	5.58	10.17
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.07%	-9.32%	1.69%	1.61%	6.24%
MSCI World (ND) (global stocks)	-1.05	-4.17	5.96	4.13	7.57
MSCI All Country World (ND) (global stocks)	-0.94	-5.66	4.69	3.89	N/A
MSCI Emerging Markets (ND) (emerging markets)	-0.13	-17.87	-4.61	2.36	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-6.01%	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	2.23%	-1.36%	5.22%	7.20%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.82	2.72	3.60	4.95	6.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.14	0.15	0.08	1.12	3.64
Barclays U.S. TIPS (inflation-linked bonds)	3.89	1.12	2.58	4.67	N/A
International and Global Equity, Strategic Markets, and Fixed Income
International stock markets moved lower in the first half of fiscal 2016 and generally underperformed the broad U.S. equity market as investors expressed concern about slowing or lower economic growth in a number of regions and countries outside the U.S. Shares of companies based in developed overseas markets returned -3.07%, as measured by the MSCI EAFE (ND) Index, even though returns were aided by a weak U.S. dollar. Emerging markets equities returned -0.13%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., had a return of -1.05%. (All international and global returns are in U.S. dollars.)
3

Commodity markets finished lower for the first half of fiscal 2016, driven primarily by concerns about economic growth. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
Fixed income markets generated modest gains in the first half of fiscal 2016. Low or negative rates in some markets, the Fed’s cautious approach to raising short term rates and the moderate growth of the U.S. economy made the domestic fixed income markets relatively attractive for many investors in the fiscal first half. The broad U.S. investment-grade bond market returned 2.82%, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 2.23%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 3.89%. Money market investments had improved although still low returns as the Fed’s December 2015 increase in the federal funds rate moved the federal funds target range up 25 basis points from 0.25% to 0.50%.
Disciplined Approach
The market returns of the fiscal first half provide some helpful reminders. U.S. equity markets were generally flat. Equity markets outside the U.S. had negative returns. Fixed income markets had modest returns. The returns of markets can vary from month to month, quarter to quarter and year to year. Markets are uncertain. A diversified portfolio of stocks, bonds and cash invested in an allocation consistent with your financial objectives and tolerance for risk can help you manage your assets through the uncertainty of the markets.
At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.
Thank you for your investment in Harbor Funds.
June 24, 2016

David G. Van Hooser
Chairman
4

Harbor Capital Appreciation Fund
Managers' Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid to large cap growth stocks
Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
Investor risk aversion in a volatile global market had a major impact on equity returns in the six-month period ended April 30, 2016. Contributing to market volatility were decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; reduced energy sector activity due to sharply lower energy prices; fears of slowing economic growth in the U.S.; and uncertainty about the course of future Federal Reserve monetary tightening.
PERFORMANCE
The Harbor Capital Appreciation Fund declined -6.59% (Institutional Class), -6.72% (Administrative Class), -6.77% (Investor Class), and -6.59% (Retirement Class) in the six months ended April 30, 2016, underperforming the Russell 1000® Growth benchmark, which fell -1.37%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
In the benchmark, the Energy sector declined more than 20%. Information Technology, Health Care, and Consumer Discretionary also lost ground. Consumer Staples was the best-performing major sector.
Fund positions in Health Care, Information Technology, and Consumer Discretionary – sectors that contributed strongly to Fund outperformance in calendar year 2015 – detracted from returns in the six-month period. In Health Care, Bristol-Myers Squibb advanced on the promise of its oncology active immune therapies. However, many higher-growth – and therefore higher-valuation – Health Care stocks were hurt by growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Regeneron Pharmaceuticals (eye diseases, high cholesterol), Alexion Pharmaceuticals (blood and metabolic disorders), and Celgene (cancer and blood disorders). In addition, companies with growth-through-acquisition strategies, such as Fund holdings Allergan and Shire, declined as the logic and value of new deals came under heightened scrutiny and as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies. We modestly reduced the Fund’s holdings in Health Care in the period after having reduced them more materially in the prior six months.
In Consumer Discretionary, on-demand streaming media network Netflix declined even though international subscriber growth exceeded forecasts, reflecting the power of the company’s global launch and original content. We believe several factors have strengthened the company’s long-term competitive positioning, including a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage, which enables it to fund content costs with a global subscriber base. Amazon advanced solidly on continued strong execution, margin expansion, and growth in its Amazon Web Services cloud business. The company continues to invest to seek to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Electric car maker Tesla Motors rose on significantly better-than-expected orders for its Model 3, which with a list price of $35,000 targets the mainstream automotive market. We continue to believe the company is positioned to drive rapid growth in the adoption of electric automobiles.
5

Harbor Capital Appreciation Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Alphabet Inc.	6.0%
Amazon.com Inc.	5.7%
Facebook Inc.	4.3%
Apple Inc.	4.0%
Visa Inc.	3.5%
MasterCard Inc.	3.4%
NIKE Inc.	2.9%
Bristol-Myers Squibb Co.	2.5%
Microsoft Corp.	2.4%
Tencent Holdings Ltd.	2.4%
In Information Technology, LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates experienced in the stock. Apple fell on a lull in major product cycles. Many other holdings in the sector made strong gains. Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.
In Energy, Concho Resources rose modestly on a series of deals that consolidate its core acreage and shed noncore positions, improving its balance sheet and efficiency. We believe that Concho has attractive assets in the West Texas Permian Basin, one of the most prolific oil plays in the U.S. We also like the company’s management, execution, and balance sheet.
OUTLOOK & STRATEGY
We believe that the contributors to U.S. growth remain the same – a solid housing market, modestly rising employment (despite fewer oil and oil-related industry jobs), increased discretionary spending capability, and subdued input prices. China’s economic growth, as the long transition from production- to consumption-driven growth evolves, will likely remain below its prior robust pace but persist above the rates of the developed world and other major developing economies. Japan appears to have stalled again, even with new steps to stimulate activity, including negative headline interest rates. Continuing its slow recovery, Europe now faces uncertainty about the United Kingdom’s June referendum on the terms of its membership in the European Union.
The significant decline in equities markets early in 2016, which coincided with steeply declining commodities prices, has abated. Oil production in the U.S. has begun to recede, and we believe there are signs that OPEC’s members will agree to a broadly shared cut in total output. We believe that recent weakening of the U.S. dollar against other currencies should benefit U.S. exports and corporate earnings. It is our opinion that higher U.S. interest rates seem less likely in the short-term.
As fundamental investors, we examine company and industry prospects over the intermediate and long-term, working to understand and anticipate how industries and businesses will change over time. Our goal is to identify companies with sustainable above-average growth. We have constructed a portfolio of companies with what we believe are differentiated products and market opportunities. We have confidence in their ability to deliver earnings growth that outpaces that of the broad market.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Capital Appreciation Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012
Cusip	411511504
Ticker	HACAX
Inception Date	12/29/1987
Net Expense Ratio	0.64% [a,b]
Total Net Assets (000s)	$22,576,491

ADMINISTRATIVE CLASS

Fund #	2212
Cusip	411511827
Ticker	HRCAX
Inception Date	11/01/2002
Net Expense Ratio	0.89% [a,b]
Total Net Assets (000s)	$589,855

INVESTOR CLASS

Fund #	2412
Cusip	411511819
Ticker	HCAIX
Inception Date	11/01/2002
Net Expense Ratio	1.01% [a,b]
Total Net Assets (000s)	$1,763,207

RETIREMENT CLASS

Fund #	2512
Cusip	411512528
Ticker	HNACX
Inception Date	03/01/2016
Net Expense Ratio	0.60% [a,b]
Total Net Assets (000s)	$502,275
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$149,453	$128,811
Price/Earning Ratio (P/E)	37.5x	25.8x
Price/Book Ratio (P/B)	8.1x	6.8x
Beta vs. Russell 1000® Growth Index	1.11	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	15% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of a contractual management fee waiver effective through February 28, 2017.
c	Unannualized
7

Harbor Capital Appreciation Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	-6.59%	-2.52%	10.99%	7.59%	12/29/1987	$103,909
Administrative Class	-6.72	-2.75	10.72	7.32	11/01/2002	101,359
Investor Class	-6.77	-2.87	10.59	7.19	11/01/2002	100,127
Retirement Class[1]	-6.59	-2.52	10.99	7.59	03/01/2016	103,909
Comparative Indices
Russell 1000® Growth	-1.37%	1.07%	11.44%	8.20%	—	$109,955
S&P 500	0.43	1.21	11.02	6.91	—	97,506
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.70% (Gross) (Institutional Class); 0.90% (Net) and 0.95% (Gross) (Administrative Class); 1.02% (Net) and 1.07% (Gross) (Investor Class); and 0.60% (Net) and 0.65% (Gross) (Retirement Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.3%)
COMMON STOCKS—99.7%
Shares		Value
AEROSPACE & DEFENSE—1.6%
3,091,489	Boeing Co.	$ 416,733
AUTOMOBILES— 1.3%
1,421,576	Tesla Motors Inc.*	342,259
BEVERAGES— 1.7%
673,131	Constellation Brands Inc.	105,049
2,191,367	Monster Beverage Corp.*	316,039
		421,088
BIOTECHNOLOGY— 6.7%
2,553,911	Alexion Pharmaceuticals Inc.*	355,709
1,280,832	Biogen Inc.*	352,216
1,507,973	BioMarin Pharmaceutical Inc.*	127,695
5,149,008	Celgene Corp.*	532,459
860,397	Regeneron Pharmaceuticals Inc.*	324,120
		1,692,199
CAPITAL MARKETS—0.6%
5,690,281	Morgan Stanley	153,979
COMMON STOCKS—Continued
Shares		Value
CHEMICALS— 0.6%
1,710,436	Monsanto Co.	$ 160,234
COMMUNICATIONS EQUIPMENT—0.9%
1,444,400	Palo Alto Networks Inc.*	217,917
DIVERSIFIED FINANCIAL SERVICES—1.3%
3,028,622	S&P Global Inc.	323,608
ENERGY EQUIPMENT & SERVICES—0.6%
1,750,040	Schlumberger Ltd.	140,598
FOOD & STAPLES RETAILING—3.1%
2,889,210	Costco Wholesale Corp.	427,979
10,161,416	Kroger Co.	359,612
		787,591
HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
7,490,086	Abbott Laboratories	291,364
HOTELS, RESTAURANTS & LEISURE—5.1%
6,287,666	Marriott International Inc.	440,703
3,035,181	McDonald's Corp.	383,920
8,537,744	Starbucks Corp.	480,077
		1,304,700
INDUSTRIAL CONGLOMERATES—0.6%
4,778,169	General Electric Co.	146,929
INTERNET & CATALOG RETAIL—9.7%
2,179,399	Amazon.com Inc.*	1,437,510
4,587,008	JD.com Inc. ADR (CHN)*,1	117,244
5,858,696	Netflix Inc.*	527,458
293,121	Priceline Group Inc.*	393,855
		2,476,067
INTERNET SOFTWARE & SERVICES—14.3%
5,301,471	Alibaba Group Holding Ltd. ADR (CHN)*,1	407,895
2,169,635	Alphabet Inc.*	1,519,456
9,351,031	Facebook Inc.*	1,099,494
30,046,385	Tencent Holdings Ltd. (CHN)	611,393
		3,638,238
IT SERVICES—8.1%
2,028,963	FleetCor Technologies Inc.*	313,840
8,759,490	MasterCard Inc.	849,583
11,654,178	Visa Inc.	900,169
		2,063,592
LIFE SCIENCES TOOLS & SERVICES—0.8%
1,478,384	Illumina Inc.*	199,567
MEDIA— 3.1%
3,842,295	Time Warner Inc.	288,710
4,712,463	Walt Disney Co.	486,609
		775,319
OIL, GAS & CONSUMABLE FUELS—1.2%
2,708,463	Concho Resources Inc.*	314,642
PHARMACEUTICALS— 6.8%
1,380,144	Allergan plc*	298,884
8,884,022	Bristol-Myers Squibb Co.	641,249

9

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS— Continued
6,179,837	Novo Nordisk AS ADR (DEN)[1]	$ 344,773
2,340,808	Shire plc ADR (IE)[1]	438,714
		1,723,620
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
3,194,173	American Tower Corp.	335,005
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
2,112,239	NVIDIA Corp.	75,048
3,317,283	NXP Semiconductors NV (NET)*	282,898
		357,946
SOFTWARE— 10.5%
6,124,859	Adobe Systems Inc.*	577,084
381,042	Atlassian Corp. plc (AUS)*	8,829
12,150,736	Microsoft Corp.	605,957
5,523,715	Red Hat Inc.*	405,275
7,473,987	Salesforce.com Inc.*	566,528
4,357,366	Splunk Inc.*	226,496
3,772,515	Workday Inc.*	282,863
		2,673,032
SPECIALTY RETAIL—8.1%
2,891,753	Home Depot Inc.	387,177
17,636,542	Industria de Diseno Textil SA (SP)[2]	567,642
2,133,213	L Brands Inc.	167,009
1,979,803	O'Reilly Automotive Inc.*	520,054
515,791	Tiffany & Co.	36,802
5,084,833	TJX Companies Inc.	385,532
		2,064,216
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.0%
10,824,044	Apple Inc.	1,014,646
TEXTILES, APPAREL & LUXURY GOODS—5.2%
1,455,291	Lululemon Athletica Inc. (CAN)*	95,394
2,974,227	Luxottica Group SpA (IT)	162,302
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—Continued
12,318,258	NIKE Inc.	$ 726,038
4,894,875	Under Armour Inc.*	215,081
3,095,847	Under Armour Inc. Class C*	126,311
		1,325,126
TOTAL COMMON STOCKS
(Cost $16,996,804)		25,360,215

SHORT-TERM INVESTMENTS—1.0%
Principal Amount
REPURCHASE AGREEMENTS—0.1%
$9,384	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $9,577)	9,384
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.9%
234,391,475	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.500%)[3]	234,391
TOTAL SHORT-TERM INVESTMENTS
(Cost $243,775)		243,775
TOTAL INVESTMENTS—100.7%
(Cost $17,240,579)		25,603,990
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(172,162)
TOTAL NET ASSETS—100.0%		$25,431,828

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 416,733	$—	$—	$ 416,733
Automobiles	342,259	—	—	342,259
Beverages	421,088	—	—	421,088
Biotechnology	1,692,199	—	—	1,692,199
Capital Markets	153,979	—	—	153,979
Chemicals	160,234	—	—	160,234
Communications Equipment	217,917	—	—	217,917
Diversified Financial Services	323,608	—	—	323,608
Energy Equipment & Services	140,598	—	—	140,598
Food & Staples Retailing	787,591	—	—	787,591
Health Care Equipment & Supplies	291,364	—	—	291,364
Hotels, Restaurants & Leisure	1,304,700	—	—	1,304,700
Industrial Conglomerates	146,929	—	—	146,929
Internet & Catalog Retail	2,476,067	—	—	2,476,067
10

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Internet Software & Services	$ 3,026,845	$ 611,393	$—	$ 3,638,238
IT Services	2,063,592	—	—	2,063,592
Life Sciences Tools & Services	199,567	—	—	199,567
Media	775,319	—	—	775,319
Oil, Gas & Consumable Fuels	314,642	—	—	314,642
Pharmaceuticals	1,723,620	—	—	1,723,620
Real Estate Investment Trusts (REITs)	335,005	—	—	335,005
Semiconductors & Semiconductor Equipment	357,946	—	—	357,946
Software	2,673,032	—	—	2,673,032
Specialty Retail	1,496,574	567,642	—	2,064,216
Technology Hardware, Storage & Peripherals	1,014,646	—	—	1,014,646
Textiles, Apparel & Luxury Goods	1,162,824	162,302	—	1,325,126
Short-Term Investments
Repurchase Agreements	—	9,384	—	9,384
Investment Company-Securities Lending Investment Fund	—	234,391	—	234,391
Total Investments in Securities	$24,018,878	$1,585,112	$—	$25,603,990
There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of April 30, 2016.
3	Represents the investment of collateral received from securities lending activities.
AUS	Australia
CAN	Canada
CHN	China
DEN	Denmark
IE	Ireland
IT	Italy
NET	Netherlands
SP	Spain
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid cap companies with significant capital appreciation potential
Stephen Mortimer

Michael T. Carmen

Mario E. Abularach

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rose for the six-month period ended April 30, 2016, notwithstanding significant volatility. The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. These releases included an upward revision to third-quarter Gross Domestic Product (GDP), a multi-year low in unemployment, and healthy housing market trends. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace to policy normalization and acknowledged “considerable improvement” in labor market conditions, which has given the Fed “reasonable confidence” that inflation will rise over the medium-term to their 2% objective.
Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors' minds. However, equities surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its dovish tone. The FOMC lowered its inflation forecast for 2016 and suggested only two rate hikes this year, down from four, as implied in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound of oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Returns varied noticeably by market-cap, as large- and mid-cap stocks outperformed small-cap stocks.
Performance
For the six-month period ended April 30, 2016, the Harbor Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index. The Fund returned -5.24% (Institutional Class), -5.47% (Administrative Class), -5.47% (Investor Class), and -5.35% (Retirement Class) for the period, while the index returned -1.54%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Stock selection was the primary detractor from relative performance during the six-month period. Weak stock selection in the Consumer Staples, Financials, and Consumer Discretionary sectors detracted most from relative results. This was partially offset by stronger selection within the Industrials and Energy sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed negatively to overall relative performance. An underweight allocation to the strong-performing Consumer Staples sector and an overweight to the poor-performing Information Technology sector detracted most from relative results. These negative returns from allocation were slightly offset by an overweight to the Energy sector and an underweight to the Consumer Discretionary sector.
Consumer Staples holding Nomad Foods, a manufacturer and distributor of frozen foods, was the largest relative detractor during the period. The stock sold off after posting weaker-than-expected third quarter 2015 results and guidance. The company is attractively
12

Harbor Mid Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Monster Beverage Corp.	3.6%
ServiceNow Inc.	3.4%
Expedia Inc.	3.2%
Panera Bread Co.	2.9%
Workday Inc.	2.9%
CoStar Group Inc.	2.6%
Equinix Inc.	2.4%
Middleby Corp.	2.1%
Intuitive Surgical Inc.	2.0%
Veeva Systems Inc.	2.0%
valued and we are confident in management’s ability to improve margins and reaccelerate top line growth through both acquisitions and stronger execution. The Fund maintained a position in the stock. Another top detractor during the period was Information Technology holding Tableau Software, an analytics and data visualization software company. The stock price fell due to competition concerns after the company reported slower-than-expected customer growth and disappointing operating margins. We eliminated the Fund’s position in the stock.
Health Care holding Ono Pharmaceutical, a Japanese biopharmaceutical company that owns the marketing rights to Bristol-Myers Squibb’s therapies, was the top relative contributor during the period. The company’s stock price rose in anticipation of approval of its Opdivo drug for renal and gastric cancer in Japan at the end of 2015. Consumer Discretionary holding Kate Spade, a designer and marketer of apparel and accessory brands, was the second largest relative contributor in the period. The handbag industry rallied after a period of underperformance driven by overly negative sentiment. We believe the company is well positioned in the industry and offers an attractive valuation relative to its growth. The Fund maintained overweight positions in both stocks.
OUTLOOK & STRATEGY
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe focusing on companies with improving fundamentals where we have a differentiated view of the potential future earnings relative to the market consensus can uncover compelling opportunities. Finally, we believe that our valuation discipline helps control portfolio risk.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with projected accelerating earnings growth. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the information technology sector, the Fund’s largest sector on an absolute basis. At the end of the period the Fund was most overweight the Health Care and Information Technology sectors relative to the index. The Fund decreased its exposure to the Financials sector during the period as we believe that further rate hikes by the FOMC would be slower to materialize than we originally anticipated. At the end of the period, the Fund was most underweight the Financials, Industrials, and Materials sectors.
Despite the extreme market swings experienced in the beginning of 2016 and continued concerns surrounding global growth, we believe the U.S. economy is economically and structurally sound. We are seeking to take advantage of the opportunities presented to us by the sharp pullback in the market. We added to stocks where we have high conviction in our thesis and an earnings outlook that is ahead of consensus. The uncertainty that surrounds the impact of slowing Chinese growth, and the effect of negative interest rates in parts of the world, will most certainly fuel volatility and uncertainty in global markets going forward. While we do not aspire to predict macroeconomic outcomes, we will continue to seek to identify and invest in accelerating growth opportunities while taking into account potential downside scenarios.

This report contains the current opinions of Wellington Management Company LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019
Cusip	411511876
Ticker	HAMGX
Inception Date	11/01/2000
Net Expense Ratio	0.85% [a]
Total Net Assets (000s)	$336,059

ADMINISTRATIVE CLASS

Fund #	2219
Cusip	411511793
Ticker	HRMGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a]
Total Net Assets (000s)	$179,707

INVESTOR CLASS

Fund #	2419
Cusip	411511785
Ticker	HIMGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a]
Total Net Assets (000s)	$22,944

RETIREMENT CLASS

Fund #	2519
Cusip	411512510
Ticker	HNMGX
Inception Date	03/01/2016
Net Expense Ratio	0.81% [a]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$12,710	$13,401
Price/Earning Ratio (P/E)	44.2x	26.6x
Price/Book Ratio (P/B)	6.0x	5.9x
Beta vs. Russell Midcap® Growth Index	1.15	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	39% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized.
b	Unannualized.
14

Harbor Mid Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	-5.24%	-10.12%	5.99%	6.02%	11/01/2000	$ 89,699
Administrative Class	-5.47	-10.49	5.69	5.74	11/01/2002	87,373
Investor Class	-5.47	-10.50	5.57	5.61	11/01/2002	86,333
Retirement Class[1]	-5.35	-10.23	5.96	6.01	03/01/2016	89,590
Comparative Index
Russell Midcap® Growth	-1.54%	-4.13%	9.20%	7.38%	—	$101,918
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class); and 0.81% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.7%)
COMMON STOCKS—98.3%
Shares		Value
BEVERAGES— 5.0%
76,719	Molson Coors Brewing Co.	$ 7,336
134,515	Monster Beverage Corp.*	19,400
		26,736
BIOTECHNOLOGY— 2.9%
29,355	Alnylam Pharmaceuticals Inc.*	1,968
93,290	Incyte Corp.*	6,742
53,662	Ionis Pharmaceuticals Inc.*	2,199
12,758	Regeneron Pharmaceuticals Inc.*	4,806
		15,715
BUILDING PRODUCTS—1.9%
180,136	Fortune Brands Home & Security Inc.	9,981
CAPITAL MARKETS—1.8%
326,045	Double Eagle Acquisition Corp. (CYM )*	3,246
207,931	Invesco Ltd.	6,448
		9,694
COMMON STOCKS—Continued
Shares		Value
CHEMICALS— 1.3%
678,475	Platform Specialty Products Corp.*	$ 6,988
COMMERCIAL SERVICES & SUPPLIES—1.1%
63,729	Stericycle Inc.*	6,090
COMMUNICATIONS EQUIPMENT—0.8%
68,114	Arista Networks Inc.*	4,538
DIVERSIFIED FINANCIAL SERVICES—1.8%
89,798	S&P Global Inc.	9,595
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
179,132	CDW Corp.	6,896
FOOD PRODUCTS—1.2%
765,457	Nomad Foods Ltd. (VG)*	6,231
HEALTH CARE EQUIPMENT & SUPPLIES—10.2%
104,501	Align Technology Inc.*	7,544
57,887	Becton Dickinson and Co.	9,335
146,500	DexCom Inc.*	9,432
309,476	Hologic Inc.*	10,395
226,403	Insulet Corp.*	7,539
16,952	Intuitive Surgical Inc.*	10,618
		54,863
HEALTH CARE TECHNOLOGY—5.4%
72,314	Athenahealth Inc.*	9,639
153,446	Cerner Corp.*	8,614
385,295	Veeva Systems Inc.*	10,600
		28,853
HOTELS, RESTAURANTS & LEISURE—8.1%
435,364	Diamond Resorts International Inc.*	9,234
289,357	Hilton Worldwide Holdings Inc.	6,380
71,819	Jack in the Box Inc.	4,852
72,367	Panera Bread Co.*	15,522
110,334	Wyndham Worldwide Corp.	7,828
		43,816
HOUSEHOLD DURABLES—1.6%
113,308	Harman International Industries Inc.	8,697
INTERNET & CATALOG RETAIL—4.5%
151,278	Expedia Inc.	17,514
179,611	Wayfair Inc.*	6,780
		24,294
INTERNET SOFTWARE & SERVICES—6.3%
98,538	Akamai Technologies Inc.*	5,025
71,198	CoStar Group Inc.*	14,048
237,540	Godaddy Inc.*	7,214
92,252	Zillow Group Inc. Class A*	2,308
229,003	Zillow Group Inc. Class C*	5,505
		34,100
MACHINERY— 2.1%
104,594	Middleby Corp.*	11,468
OIL, GAS & CONSUMABLE FUELS—3.8%
34,818	Concho Resources Inc.*	4,045
49,875	Diamondback Energy Inc.*	4,318
63,176	Energen Corp.	2,684

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
89,720	Newfield Exploration Co.*	$ 3,253
38,061	Pioneer Natural Resources Co.	6,322
		20,622
PHARMACEUTICALS— 5.7%
39,291	Allergan plc*	8,509
102,400	Eisai Co. Ltd. (JP)	6,339
165,743	Mylan NV (NET)*	6,913
196,000	Ono Pharmaceutical Co. Ltd. (JP)	8,831
		30,592
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
39,452	Equinix Inc.	13,033
ROAD & RAIL—2.6%
66,279	Kansas City Southern	6,280
117,071	Landstar System Inc.	7,674
		13,954
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
347,219	Applied Materials Inc.	7,108
148,661	Cavium Inc.*	7,339
		14,447
SOFTWARE— 13.6%
175,445	Atlassian Corp. plc (AUS)*	4,065
134,127	Guidewire Software Inc.*	7,641
265,730	Mobileye NV (NET)*	10,138
259,421	ServiceNow Inc.*	18,543
172,411	SS&C Technologies Holdings Inc.	10,543
32,671	Ultimate Software Group Inc.*	6,423
210,338	Workday Inc.*	15,771
		73,124
SPECIALTY RETAIL—2.7%
37,309	Advance Auto Parts Inc.	5,824
182,797	Dick's Sporting Goods Inc.	8,471
		14,295
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.1%
399,030	Pure Storage Inc.*	$ 5,806
TEXTILES, APPAREL & LUXURY GOODS—3.4%
335,988	Kate Spade & Co.*	8,645
2,983,530	Samsonite International SA (HK)	9,576
		18,221
TRADING COMPANIES & DISTRIBUTORS—3.0%
205,688	AerCap Holdings NV (NET)*	8,230
175,065	Fastenal Co.	8,191
		16,421
TOTAL COMMON STOCKS
(Cost $502,747)		529,070

SHORT-TERM INVESTMENTS—1.2%
(Cost $6,699)
Principal Amount
REPURCHASE AGREEMENTS
$6,699	Repurchase Agreement with Bank of America dated April 29, 2016 due May 02, 2016 at 0.270% collateralized by U.S. Treasury Notes (value $6,782)	6,699
TOTAL INVESTMENTS—99.5%
(Cost $509,446)		535,769
CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		2,952
TOTAL NET ASSETS—100.0%		$538,721

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $6,699 and holdings in the Pharmaceuticals and Textiles, Apparel & Luxury Goods categories valued at $15,170 and $9,576, respectively, are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
AUS	Australia
CYM	Cayman Islands
HK	Hong Kong
JP	Japan
NET	Netherlands
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Small Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William Muggia
Lead Portfolio Manager
Since 2000
Ethan Meyers, CFA
Since 2000
John Montgomery
Since 2011
Bruce Jacobs, CFA
Since 2011
Hamlen Thompson
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap growth stocks demonstrating consistent or accelerating earnings growth
William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of
Fund Performance
Market Review
U.S. markets retreated in the six months ended April 30, 2016. Their performance was influenced by a number of global geo-political and economic concerns that overshadowed mostly positive economic news at home. Perhaps the biggest factor was the continued collapse in commodity prices – by the end of 2015 the stock market moved in lockstep with the price of oil. The New Year was greeted by a broad selloff, which continued to rattle financial markets for the following six weeks. By February 11th, when the relief rally came, most equity benchmarks were deep in negative territory, with only the most defensive, bond-like segments of the market – Consumer Staples, Utilities, and Telecommunications Services – escaping double-digit declines. The meteoric rise off the 2016 lows was fueled by deeply oversold, economically-sensitive names within Energy, Materials, and Industrials. The small-cap segment, which was deep in correction territory by mid-February, rebounded sharply, but still underperformed the mid- and large-cap universes during the period.
Performance
Harbor Small Cap Growth Fund (the “Fund”) returned -6.30% (Institutional Class), -6.45% (Administrative Class), -6.53% (Investor Class), and -6.22% (Retirement Class) for the six-months ending April 30, 2016, underperforming the Russell 2000® Growth Index (the “Index”), which lost -4.96%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Declines within the Industrials sector accounted for the majority of the relative performance shortfall; however, investments in Consumer Discretionary also underperformed. The Information Technology and Energy sectors were the biggest contributors to relative gains.
The Industrials sector detracted 1.77% from excess returns. Despite a lack of visible improvements in global economic growth, the Industrials segment outperformed the broad market during the period, exhibiting particular strength in highly cyclical industries, such as industrial machinery and construction & farm machinery. This performance was driven mostly by multiple expansions. In fact, our analysis of consensus 2016 earnings expectations showed that the weighted average earnings per share estimate for small-cap Industrials declined by 3.2% during the first quarter of 2016. Most industrial manufacturers continued to fight against the headwinds of weaker-than-expected Gross Domestic Product (GDP) growth in Asia and Latin America, a strong U.S. dollar, and exposure to the ailing Energy markets. Even defensive, domestically oriented businesses were not immune to pricing and profitability pressures. Steelcase Inc., the Fund’s investment in the office services & supplies sub-industry, declined after reporting disappointing quarterly results. Lower corporate spending led to fewer product orders in the U.S., and the company’s European division missed production targets due to several operational mishaps. We reduced the Fund’s investment in Steelcase and had been monitoring the company’s business developments closely. But unfortunately, “green shoots” have been slow to emerge and thus we are in the process of exiting the entire position. Genesee & Wyoming, Inc., a
18

Harbor Small Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Bright Horizons Family Solutions Inc.	2.4%
CoStar Group Inc.	2.4%
Integra LifeSciences Holdings Corp.	2.4%
STERIS Corp.	2.4%
Electronics for Imaging Inc.	2.3%
Ultimate Software Group Inc.	2.3%
Chemtura Corp.	2.2%
Masimo Corp.	2.2%
BroadSoft Inc.	2.1%
Watsco Inc.	2.1%
short line regional railroad operator, also disappointed. Although we like the company’s management team and their history of successful acquisitions, the stock was sold as the result of concerns about its high exposure to the struggling Industrial and Commodity sectors and the negative impact of the U.S. dollar on its earnings.
The Consumer Discretionary sector detracted -0.94% from relative results. Weaker sales of luxury automobiles, widespread softness in foreign tourism, and a major stock market correction at the start of 2016 have all fueled fears of slowing demand at the high end of the consumer spectrum. Shares of Restoration Hardware Holdings, Inc., a luxury home furnishings retailer, traded sharply lower after the company reduced its earnings and revenue guidance for the fourth quarter of 2015. Continued softness in select geographic markets and operational challenges were the key factors behind the anticipated shortfall in sales. On a positive note, performance of the company’s new “next generation” Design Galleries continued to exceed expectations – Restoration Hardware has been adding new products in popular categories and selling them in a materially more desirable store format. We reduced the position’s weight, but maintain a small investment in the stock. Although Restoration Hardware might incur additional costs as it works to fulfill the backorders, we remain convinced in the company’s long-term growth opportunity.
Information Technology added 1.79% to relative results, benefiting from successful stock selection across multiple sub-industries. New to the portfolio during the period and contributing meaningfully to incremental performance was Proofpoint, Inc. The company offers data protection software, such as threat protection and secure communication, to large and mid-sized firms worldwide, and has been seeing market share gains across a broad platform of products. We believe this is likely to continue, aided by recently signed cross-selling agreements with Intel Corp. and Palo Alto Networks Inc.
Energy contributed 0.38% to excess returns. The Energy segment began to show signs of stabilization in 2016; however, the rebound off the February trough was not powerful enough to offset the dramatic earlier declines – the sector returned -20.86% in the six-month period and was the Index’s worst performer. The Fund’s outperformance in Energy was driven primarily by strong stock selection within the Oil & Gas Storage, Transportation, and Refining sub-industries. Navigator Holdings Ltd. reported solid quarterly earnings, demonstrating consistent results despite the ongoing volatility in the oil and gas markets. Navigator owns and operates a fleet of liquefied natural gas (LNG) carriers, shipping propane and ethane throughout the world, and thus is a beneficiary of the U.S. hydrocarbon abundance. Lighter hydrocarbons, such as LNG, are substituted for oil around the globe, and significant supply/demand dislocations create arbitrage opportunities for LNG carriers such as Navigator.
Outlook & Strategy
Economic data continues to support the notion that the U.S. economy is growing, albeit slowly. The pace of economic recovery in Europe has surprised to the upside and China’s Purchasing Managers Index (PMI) readings have been positive. The Federal Reserve’s accommodative monetary policy, better-than-feared corporate earnings, and stabilizing oil prices have all boosted investor enthusiasm for risky assets. We are seven years into a maturing bull market, yet we remain constructive on U.S. stocks, especially versus other investment alternatives.  Most importantly, we believe that earnings growth and valuation will matter at this juncture in the economic expansion. We own what we believe to be attractively valued, high quality growth stocks. Historically, when valuation has played a bigger role in investors’ decision-making, Westfield has outperformed both its benchmarks and its peers.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
19

Harbor Small Cap Growth Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010
Cusip	411511868
Ticker	HASGX
Inception Date	11/01/2000
Net Expense Ratio	0.84% [a]
Total Net Assets (000s)	$557,152

ADMINISTRATIVE CLASS

Fund #	2210
Cusip	411511769
Ticker	HRSGX
Inception Date	11/01/2002
Net Expense Ratio	1.09% [a]
Total Net Assets (000s)	$719

INVESTOR CLASS

Fund #	2410
Cusip	411511777
Ticker	HISGX
Inception Date	11/01/2002
Net Expense Ratio	1.21% [a]
Total Net Assets (000s)	$9,231

RETIREMENT CLASS

Fund #	2510
Cusip	411512494
Ticker	HNSGX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$2,997	$2,036
Price/Earning Ratio (P/E)	38.8x	31.4x
Price/Book Ratio (P/B)	4.0x	4.2x
Beta vs. Russell 2000® Growth Index	0.94	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	51% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized.
b	Unannualized.
20

Harbor Small Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	-6.30%	-12.28%	6.54%	6.21%	11/01/2000	$91,325
Administrative Class	-6.45	-12.49	6.31	5.96	11/01/2002	89,194
Investor Class	-6.53	-12.57	6.15	5.81	11/01/2002	87,958
Retirement Class[1]	-6.22	-12.20	6.56	6.22	03/01/2016	91,406
Comparative Index
Russell 2000® Growth	-4.96%	-8.27%	7.15%	6.14%	—	$90,721
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class); 0.81% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
21

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.5%)
COMMON STOCKS—96.5%
Shares		Value
AEROSPACE & DEFENSE—2.6%
117,800	HEICO Corp.	$ 6,029
193,030	Hexcel Corp.	8,739
		14,768
AIRLINES— 1.3%
162,890	Spirit Airlines Inc.*	7,156
COMMON STOCKS—Continued
Shares		Value
BANKS— 2.9%
97,326	Cullen/Frost Bankers Inc.	$ 6,228
278,620	East West Bancorp Inc.	10,445
		16,673
BIOTECHNOLOGY— 8.3%
99,220	Acceleron Pharma Inc.*	2,972
150,700	Acorda Therapeutics Inc.*	3,895
188,200	Alkermes plc (IE)*	7,481
165,093	AMAG Pharmaceuticals Inc.*	4,378
1,455,010	ARIAD Pharmaceuticals Inc.*	10,447
1,099,537	Merrimack Pharmaceuticals Inc.*	7,785
195,795	Neurocrine Biosciences Inc.*	8,924
30,370	Prothena Corp. plc (IE)*	1,312
		47,194
BUILDING PRODUCTS—0.9%
67,185	American Woodmark Corp.*	4,894
CAPITAL MARKETS—1.1%
689,080	BGC Partners Inc.	6,257
CHEMICALS— 3.6%
450,950	Chemtura Corp.*	12,559
217,423	PolyOne Corp.	7,823
		20,382
COMMERCIAL SERVICES & SUPPLIES—0.9%
322,258	Steelcase Inc.	4,918
COMMUNICATIONS EQUIPMENT—2.0%
153,960	ADTRAN Inc.	2,974
363,060	ARRIS Group Inc.*	8,267
		11,241
CONTAINERS & PACKAGING—1.6%
245,950	Berry Plastics Group Inc.*	8,859
DIVERSIFIED CONSUMER SERVICES—2.4%
206,720	Bright Horizons Family Solutions Inc.*	13,565
DIVERSIFIED FINANCIAL SERVICES—0.8%
37,590	MarketAxess Holdings Inc.	4,615
HEALTH CARE EQUIPMENT & SUPPLIES—8.8%
191,540	Integra LifeSciences Holdings Corp.*	13,565
284,143	Masimo Corp.	12,318
193,151	STERIS Corp. (UK)	13,650
272,443	Tandem Diabetes Care Inc.*	3,032
393,180	Wright Medical Group NV (NET)*	7,384
		49,949
HEALTH CARE PROVIDERS & SERVICES—1.3%
175,434	TeamHealth Holdings Inc.*	7,338
HOTELS, RESTAURANTS & LEISURE—4.4%
184,980	Dave & Buster's Entertainment Inc.*	7,159
166,120	Texas Roadhouse Inc.	6,764
85,060	Vail Resorts Inc.	11,027
		24,950
HOUSEHOLD DURABLES—1.7%
360,302	Installed Building Products Inc.*	9,577

22

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE— 0.9%
279,770	CNO Financial Group Inc.	$ 5,139
INTERNET SOFTWARE & SERVICES—2.4%
68,908	CoStar Group Inc.*	13,596
IT SERVICES—2.2%
62,444	Global Payments Inc.	4,507
243,790	Interxion Holding NV (NET)*	8,260
		12,767
LEISURE PRODUCTS—2.0%
233,524	Brunswick Corp.	11,216
LIFE SCIENCES TOOLS & SERVICES—3.1%
203,390	Bruker Corp.	5,756
174,244	ICON plc (IE)*	11,775
		17,531
MACHINERY— 3.2%
203,730	John Bean Technologies Corp.	10,623
682,180	Mueller Water Products Inc.	7,333
		17,956
MARINE— 2.3%
111,590	Kirby Corp.*	7,122
151,853	Matson Inc.	5,904
		13,026
MEDIA— 4.6%
56,140	Madison Square Garden Co.*	8,813
197,175	Nexstar Broadcasting Group Inc.	10,121
270,567	Starz*	7,362
		26,296
OIL, GAS & CONSUMABLE FUELS—1.7%
617,986	Navigator Holdings Ltd. (UK)*	9,418
PHARMACEUTICALS— 1.7%
1,237,475	Cardiome Pharma Corp. (CAN)*	5,544
79,949	Pacira Pharmaceuticals Inc.*	4,326
		9,870
PROFESSIONAL SERVICES—2.5%
99,398	Ceb Inc.	6,132
150,819	Huron Consulting Group Inc.*	8,387
		14,519
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
159,120	Community Healthcare Trust Inc.	2,896
233,990	Four Corners Property Trust Inc.	4,153
26,567	National Health Investors Inc.	1,809
		8,858
ROAD & RAIL—1.2%
78,857	Marten Transport Ltd.	1,471
81,450	Ryder System Inc.	5,614
		7,085
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.8%
108,593	Cirrus Logic Inc.*	$ 3,920
303,110	Microsemi Corp.	10,242
119,114	Monolithic Power Systems Inc.	7,435
		21,597
SOFTWARE— 12.3%
306,694	BroadSoft Inc.*	12,012
156,971	Commvault Systems Inc.*	6,871
261,137	Fortinet Inc.*	8,489
125,981	Infoblox Inc.*	2,108
158,299	Proofpoint Inc.*	9,222
218,800	Qlik Technologies Inc.*	6,737
260,449	Rapid7 Inc.*	3,261
66,259	Ultimate Software Group Inc.*	13,026
346,039	Zendesk Inc.*	7,820
		69,546
SPECIALTY RETAIL—0.6%
73,780	Restoration Hardware Holdings Inc.*	3,193
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
330,277	Electronics for Imaging Inc.*	13,158
TRADING COMPANIES & DISTRIBUTORS—3.5%
408,389	Rush Enterprises Inc.*	8,041
88,805	Watsco Inc.	11,942
		19,983
TOTAL COMMON STOCKS
(Cost $491,691)		547,090

SHORT-TERM INVESTMENTS—5.1%
(Cost $29,056)
Principal Amount
REPURCHASE AGREEMENTS
$29,056	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $29,638)	29,056
TOTAL INVESTMENTS—101.6%
(Cost $520,747)		576,146
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.6)%		(9,033)
TOTAL NET ASSETS—100.0%		$567,113

23

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $29,056 and holdings in the Biotechnology category valued at $1,312 are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
CAN	Canada
IE	Ireland
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
Lance Marx, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap stocks with above average growth potential
Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of
Fund Performance
Market REVIEW
Equity markets remained volatile over the six-months ended April 30, 2016, but we believe differentiation between stocks based on company fundamentals returned to the market. Performance broadened across multiple sectors and stocks, rewarding fundamental analysis and individual stock selection. The narrowing trend that favored the Health Care sector to outsized gains in 2015 reversed. After weakness from early December through the first half of February, the overall markets began to find some stability beginning in February. Since most companies operate on a calendar reporting year, fourth quarter reports lasted into March. Solid corporate earnings helped assuage investor fears even though international worries were the driving force of the earlier decline. April saw a continuation of the positive trend for equities.
Performance
For the period from November 1, 2015 through April 30, 2016 Harbor Small Cap Growth Opportunities Fund returned -1.49% (Institutional Class), -0.99% (Administrative Class), -1.70% (Investor Class), and -1.49% (Retirement Class) outperforming its primary benchmark, the Russell 2000® Growth Index which was down -4.96% for the same period. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Our investment process is focused on finding companies that we believe can achieve growth of revenues and earnings at rates faster than their peers and better than investor expectations. In the last six months, we believe investors have returned to differentiating between individual stocks based on their fundamentals, and this has contributed to our positive relative performance.
The outperformance of the Fund was driven primarily by stock selection in the Health Care and Information Technology sectors, offset to a lesser degree by stock selection in the Industrials and Consumer Staples sectors. Sector weights are typically a result of our individual stock-selection process and not a primary focus of our investment strategy. The majority of our returns can be attributed to individual stock selection in the period.
Specific stocks that were meaningful to the Fund in the trailing six months included MaxLinear Inc., a semiconductor company which, at an industry conference in March, reported strong operating results paced by solid sales of its data products to cable customers and positive response to their entry into the fiber optic business.
Medical product company Cerus Corp., focused on blood safety, was another strong stock for the Fund. The company has executed consistently in Europe and signed numerous distribution agreements in the U.S. Cerus has quickly achieved significant market share domestically, and we believe that this fast action bodes well for both revenue growth and continued share gains.
25

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Maxlinear Inc.	3.2%
Synchronoss Technologies Inc.	2.9%
MDC Partners Inc.	2.3%
WageWorks Inc.	2.0%
WNS Holdings Ltd. ADR	2.0%
Callidus Software Inc.	1.7%
Cerus Corp.	1.7%
Qlik Technologies Inc.	1.7%
Endologix Inc.	1.6%
Gogo Inc.	1.6%
Gogo Inc., a leading global aerospace communications service provider, was a poor performer for the Fund despite reporting strong operating results throughout the period as well as new contracts for its next generation, satellite-based service offering. One of the company’s customers informed Gogo that it might move a portion of its airplanes to a competitor, and the market became concerned about the potential loss of additional aircraft. We believe that the market has already discounted the loss of a portion of this customer relationship. Additionally, Gogo has grown its backlog, in both the number of clients and aircraft, for its next generation product. We believe that internet connectivity for airplane passengers is a large and growing market with demand for service being driven by both business and leisure travelers. We also believe that Gogo, as one of the leading providers, will participate meaningfully in the growth of this market.
Encore Capital Group Inc., a consumer debt recovery company, was another underperformer in the Fund, and this company also posted operating results in line with expectations. Additionally, the company finally reached a favorable settlement with the Consumer Finance Protection Bureau; a slightly better one than analysts had been expecting. Another public company in this industry posted results that disappointed investors, and we believe that disappointment led to a valuation compression for Encore’s shares.
Outlook & StRategy
Domestic macroeconomic data released in early April was solid and marginally better than expectations. So far, it appears that investors aren’t starting the second quarter as nervously as they did last quarter. Investors have clearly been worried about growth rates and policy outside of the United States. We believe that few, if any, of the market participants have studied negative interest rates in their academic endeavors. While we believe that unusual policies aren’t singularly responsible for poor investor sentiment, collectively, they likely add to the instability of the current environment.
Our belief is that time and solid fundamentals will create a more stable investment environment where companies will be rewarded for favorable execution. In early February, during the midst of the sell-off, we met with a portfolio holding in the transportation sector who described the current tonnage environment as relatively unchanged and consistent with a domestic economy that was growing annually at around two percent. At the time, equity participants broadly didn’t believe that perspective, though by quarter’s end, they appeared more willing to believe that the U.S. economy is stable.
We highlight this discussion as a microcosm of what the broader market was dealing with throughout much of the last six months. We would argue that, since early December, the market’s perception of fundamentals changed much more dramatically than the companies’ underlying businesses did. As of period end, investors still appeared to have low conviction.
We’ve maintained our investment discipline through these challenging times, and we remain focused on identifying companies that we believe can sustain attractive growth prospects over time. We continue to believe that our long-standing investment process will add value over time as we believe that strong fundamental execution of companies in the Fund will translate into increased shareholder value.

This report contains the current opinions of Elk Creek Partners, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
26

Harbor Small Cap Growth Opportunities Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037
Cusip	411512668
Ticker	HASOX
Inception Date	02/01/2014
Net Expense Ratio	0.87% [a]
Total Net Assets (000s)	$222,747

ADMINISTRATIVE CLASS

Fund #	2237
Cusip	411512650
Ticker	HRSOX
Inception Date	02/01/2014
Net Expense Ratio	1.12% [a]
Total Net Assets (000s)	$149

INVESTOR CLASS

Fund #	2437
Cusip	411512643
Ticker	HISOX
Inception Date	02/01/2014
Net Expense Ratio	1.24% [a]
Total Net Assets (000s)	$518

RETIREMENT CLASS

Fund #	2537
Cusip	411512486
Ticker	HNSOX
Inception Date	03/01/2016
Net Expense Ratio	0.82% [a]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$1,245	$2,036
Price/Earning Ratio (P/E)	39.5x	31.4x
Price/Book Ratio (P/B)	3.4x	4.2x
Beta vs. Russell 2000® Growth Index	0.95	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	36% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
27

Harbor Small Cap Growth Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 2/01/2014 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class	-1.49%	-7.25%	N/A	0.92%	02/01/2014	$51,041
Administrative Class	-0.99	-6.88	N/A	0.98	02/01/2014	51,102
Investor Class	-1.70	-7.57	N/A	0.52	02/01/2014	50,587
Retirement Class[1]	-1.49	-7.25	N/A	0.92	03/01/2016	51,041
Comparative Index
Russell 2000® Growth	-4.96%	-8.27%	N/A	0.89%	—	$51,010
As stated in the Fund’s current prospectus, the expense ratios were 0.92% (Institutional Class); 1.17% (Administrative Class); 1.29% (Investor Class); and 0.87% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
28

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.4%)
COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—1.3%
60,167	DigitalGlobe Inc.*	$ 1,333
72,077	Mercury Systems Inc.*	1,515
		2,848
AUTO COMPONENTS—0.5%
70,388	Fox Factory Holding Corp.*	1,218
BANKS— 0.6%
64,209	Talmer Bancorp Inc.	1,246
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY— 1.4%
291,904	ARIAD Pharmaceuticals Inc.*	$ 2,096
29,156	BioSpecifics Technologies Corp.*	1,037
		3,133
BUILDING PRODUCTS—1.5%
57,812	Caesarstone Sdot-Yam Ltd. (IL)*	2,141
19,500	Masonite International Corp. (CAN)*	1,319
		3,460
CAPITAL MARKETS—1.1%
79,729	Financial Engines Inc.	2,568
COMMERCIAL SERVICES & SUPPLIES—2.8%
403,848	InnerWorkings Inc.*	3,299
94,967	Mobile Mini Inc.	3,063
		6,362
COMMUNICATIONS EQUIPMENT—1.0%
141,306	Infinera Corp.*	1,680
32,430	Ruckus Wireless Inc.*	446
		2,126
CONSTRUCTION & ENGINEERING—1.0%
31,983	Dycom Industries Inc.*	2,258
CONSUMER FINANCE—1.0%
75,961	Encore Capital Group Inc.*	2,138
DIVERSIFIED CONSUMER SERVICES—0.7%
351,948	Chegg Inc.*	1,598
DIVERSIFIED FINANCIAL SERVICES—0.8%
213,445	On Deck Capital Inc.*	1,842
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
222,203	Iridium Communications Inc.*	1,793
ELECTRICAL EQUIPMENT—0.5%
78,969	Power Solutions International Inc.*	1,023
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
16,001	Coherent Inc.	1,495
49,211	Methode Electronics Inc.	1,463
		2,958
HEALTH CARE EQUIPMENT & SUPPLIES—12.9%
360,609	Accuray Inc.*	1,933
595,282	Cerus Corp.*	3,726
87,529	Cryolife Inc.	1,085
322,884	Endologix Inc.*	3,619
28,671	ICU Medical Inc.*	2,848
43,595	Livanova plc (UK)*	2,299
178,667	Merit Medical Systems Inc.*	3,618
237,918	Novadaq Technologies Inc. (CAN)*	2,665
21,092	Nuvasive Inc.*	1,117
72,948	Spectranetics Corp.*	1,240
168,241	Wright Medical Group NV (NET)*	3,160
51,717	Zeltiq Aesthetics Inc.*	1,546
		28,856
HEALTH CARE PROVIDERS & SERVICES—3.3%
83,577	ExamWorks Group Inc.*	3,013

29

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
517,649	Nobilis Health Corp. (CAN)*	$ 2,185
175,564	Teladoc Inc.*	2,133
		7,331
HEALTH CARE TECHNOLOGY—1.8%
137,438	Evolent Health Inc.*	1,651
208,236	Vocera Communications Inc.*	2,440
		4,091
HOTELS, RESTAURANTS & LEISURE—7.9%
206,368	Belmond Ltd. (BM)*	1,890
21,383	Churchill Downs Inc.	2,869
232,722	Clubcorp Holdings Inc.	3,107
44,263	Dave & Buster's Entertainment Inc.*	1,713
67,160	Habit Restaurants Inc.*	1,125
138,893	Papa Murphy's Holdings Inc.*	1,745
218,051	Penn National Gaming Inc.*	3,517
108,942	Planet Fitness Inc.*	1,673
		17,639
HOUSEHOLD DURABLES—0.9%
121,876	Century Communities Inc.*	2,101
INSURANCE— 1.5%
162,758	National General Holdings Corp.	3,286
INTERNET & CATALOG RETAIL—2.1%
473,135	EVINE Live Inc.*	729
69,055	NutriSystem Inc.	1,520
52,723	Shutterfly Inc.*	2,424
		4,673
INTERNET SOFTWARE & SERVICES—6.2%
42,824	Angie's List Inc.*	375
219,035	Bankrate Inc.*	2,002
346,616	Gogo Inc.*	3,671
58,172	LogMeIn Inc.*	3,473
113,528	Pandora Media Inc.*	1,127
52,338	Shutterstock Inc.*	2,147
16,069	WebMD Health Corp.*	1,008
		13,803
IT SERVICES—5.7%
106,472	Blackhawk Network Holdings Inc.*	3,421
79,939	Interxion Holding NV (NET)*	2,708
105,290	Perficient Inc.*	2,199
139,006	WNS Holdings Ltd. ADR (IND)*,1	4,405
		12,733
LEISURE PRODUCTS—0.7%
91,507	Malibu Boats Inc.*	1,611
MACHINERY— 2.3%
57,107	Barnes Group Inc.	1,855
36,633	CIRCOR International Inc.	2,068
83,250	NN Inc.	1,252
		5,175
MEDIA— 3.8%
153,531	Global Eagle Entertainment Inc.*	1,230
251,989	MDC Partners Inc. (CAN)	5,100
150,346	National CineMedia Inc.	2,135
		8,465
COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—1.2%
296,273	Tuesday Morning Corp.*	$ 2,572
PHARMACEUTICALS— 4.2%
338,909	Aralez Pharmaceuticals Inc. (CAN)*	1,325
63,012	Medicines Co.*	2,243
55,529	Pacira Pharmaceuticals Inc.*	3,005
557,645	Pernix Therapeutics Holdings Inc.*	418
423,973	Teligent Inc.*	2,340
		9,331
PROFESSIONAL SERVICES—5.9%
34,720	Ceb Inc.	2,142
124,436	Korn/Ferry International	3,377
87,477	On Assignment Inc.*	3,155
85,370	WageWorks Inc.*	4,598
		13,272
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
40,121	Ambarella Inc. (CYM )*	1,649
424,842	Maxlinear Inc.*	7,116
		8,765
SOFTWARE— 12.3%
204,371	Callidus Software Inc.*	3,740
48,006	FleetMatics Group plc (IE)*	1,740
67,989	Gigamon Inc.*	2,216
28,400	Imperva Inc.*	1,320
153,950	Infoblox Inc.*	2,575
124,616	Qlik Technologies Inc.*	3,837
211,332	Synchronoss Technologies Inc.*	6,566
212,489	Tubemogul Inc.*	2,754
151,220	Vasco Data Security International Inc.*	2,621
		27,369
SPECIALTY RETAIL—0.9%
143,680	Party City Holdco Inc.*	2,059
THRIFTS & MORTGAGE FINANCE—2.0%
84,464	Bofi Holding Inc.*	1,721
30,583	LendingTree Inc.*	2,736
		4,457
TRADING COMPANIES & DISTRIBUTORS—1.8%
52,421	Beacon Roofing Supply Inc.*	2,240
87,419	H&E Equipment Services Inc.	1,768
		4,008
TOTAL COMMON STOCKS
(Cost $220,490)		218,168

30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—3.3%
(Cost $7,338)
Principal Amount		Value
REPURCHASE AGREEMENTS
$7,338	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $7,489)	$ 7,338
TOTAL INVESTMENTS—100.9%
(Cost $227,828)		225,506
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(2,081)
TOTAL NET ASSETS—100.0%		$223,425
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $7,338 are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
CYM	Cayman Islands
IE	Ireland
IL	Israel
IND	India
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Aristotle has subadvised the Fund since 2012.
Investment Objective
Long-term total return
Principal Style Characteristics
Large cap value stocks
Howard Gleicher

Management’s Discussion of
Fund Performance
Markets Review
Looking at results for U.S. markets for the six-month period ended April 30, 2016 from a point-to-point perspective, one could draw the conclusion that not much happened as the S&P 500 was basically flat and the Russell 1000® Value was up less than 2%. That conclusion would fail to tell the story of what was a volatile, and at times, white knuckle ride that tested the patience and fortitude of many investors.
The New Year saw markets decline double digits before recovering by late April. The factors driving both the declines and the advances were the same as those in previous periods: concerns about slowing economic results in China, rising interest rates in the U.S., falling/recovering oil prices, the strength of the U.S. dollar and concerns centered on the possible exit of Europe’s second largest economy (Great Britain) from their economic union. All of these concerns are data points that can provide one with direct evidence of global economic strength.
Performance
Harbor Large Cap Value Fund (the Fund) marginally underperformed its benchmark (Russell 1000® Value) during the six-months ended April 30, 2016. The Fund returned 1.56% (Institutional Class), 1.34% (Administrative Class), 1.37% (Investor Class), and 1.47% (Retirement Class), modestly trailing the Russell 1000® Value Index, which rose 1.93%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Generally, over long periods of time, we believe that our approach, which seeks to add value by using a fundamental bottom up process to identify unique businesses, is evident and is less dependent on economic sector concentrations. That was not the case over the prior six months. The Fund’s underweight in Financials (the worst performing sector) and overweight in Consumer Staples (one of the best performing sectors) were the top two contributors to performance.
In the Financials sector, banks suffered as the low interest rate environment appears to drag on as new regulations are starting to prove costly. One of the Fund’s bank holdings, Mitsubishi UFJ, suffered from downgrades on the expectation that the Bank of Japan’s negative interest rate policy adopted in January would pressure earnings downward. However, Mitsubishi UFJ Financial Group has the lowest exposure (only 15% of profits) to domestic lending of the major Japanese banks due to its subsidiaries – including Union Bank of California and its stake in Morgan Stanley. We met with management in Tokyo during the quarter and were favorably impressed by their candor and the progress that has been made toward “Westernizing” the bank, such as changing the board composition (now more than half of the board members are independent). Among the catalysts we see for Mitsubishi UFJ in the coming years are continued market share gains, additional profitability enhancement and return of capital to shareholders in the form of further share repurchases and dividend hikes.
Global integrated pharmaceutical and ophthalmology firm Novartis was also a major detractor from performance. Shares of Novartis AG sold off on disappointing fourth quarter 2015 earnings as global sales were negatively affected by the strong U.S. dollar. The company’s Alcon eye care unit was particularly weak, precipitating from some management changes and some reorganization of its product lines. Despite the near-term pullback, our investment thesis remains intact. Within our multi-year investment horizon, among the catalysts we have identified for Novartis are: margin improvement due to its portfolio transformation; market share gains
32

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Home Depot Inc.	3.4%
Medtronic plc	3.4%
Adobe Systems Inc.	3.1%
Baxter International Inc.	3.1%
Lennar Corp.	3.0%
Walgreens Boots Alliance Inc.	3.0%
AbbVie Inc.	2.8%
Microsoft Corp.	2.8%
Phillips 66	2.8%
Time Warner Inc.	3.3%
in eye care (via Alcon) and biosimilars (through Sandoz); cost savings realized from restructuring its procurement and manufacturing processes; and realization of its equity ownership in Swiss pharmaceutical and medical diagnostics firm Roche Holding AG.
Contributing to performance was specialty vehicle manufacturer Oshkosh. Oshkosh was recently awarded a contract to build the next generation of light vehicles for the military (JLTV- Joint Light Tactical Vehicle). Recently the number of vehicles ordered through 2019 has more than tripled. Non-defense related vehicle orders in fire and safety as well as construction have also increased considerably.
The Fund’s holding in the Utility sector, ITC Holdings, was the subject of an unsolicited buy-out offer by Canadian utility Fortis. The offer of $44.90 in stock and cash represented a 33% premium to the prior day’s closing price which was consistent with our internal appraisal of business value. As such, the stock was liquidated.
Outlook & Strategy
Going forward, we will continue to focus our attention on the business values of the companies we own in the portfolio. With that said, we do believe that central banks around the globe will continue to be very active intervening in the economy, attempting to spur growth and inflation.
We remain convinced that negative interest rates are not the norm. Yet in the first quarter, Japan joined many European countries in implementing this policy. While U.S. interest rates and economic growth are (for now) on an upward trajectory, it is hard for us to imagine that path being sustained unless joined by a majority of other countries. We believe that the problem for some time has been a lack of demand for credit – and not a lack of supply. Thus, we believe throwing more cash where it is not needed could do more harm than good.
We believe there is a natural order to the economy that political and monetary policies have little ability to change in the longer term. Short-term attempts at fixes (such as negative interest rate policies) may placate those asking for something to be done. However, other than during times of extreme distress, we believe that these unnatural hindrances to the natural order of the economy may not have their intended effects.
While cognizant of macroeconomic factors over which we have no control, we choose to direct the vast majority of our efforts toward activities within our control—that is, studying and identifying what we believe to be unique businesses that have the potential to thrive regardless of the macroeconomic environment.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Large Cap Value Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013
Cusip	411511603
Ticker	HAVLX
Inception Date	12/29/1987
Net Expense Ratio	0.68% [a,b]
Total Net Assets (000s)	$252,617

ADMINISTRATIVE CLASS

Fund #	2213
Cusip	411511751
Ticker	HRLVX
Inception Date	11/01/2002
Net Expense Ratio	0.93% [a,b]
Total Net Assets (000s)	$7,266

INVESTOR CLASS

Fund #	2413
Cusip	411511744
Ticker	HILVX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a,b]
Total Net Assets (000s)	$31,857

RETIREMENT CLASS

Fund #	2513
Cusip	411512478
Ticker	HNLVX
Inception Date	03/01/2016
Net Expense Ratio	0.63% [a,b]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$74,728	$110,445
Price/Earning Ratio (P/E)	19.7x	20.9x
Price/Book Ratio (P/B)	3.2x	2.1x
Beta vs. Russell 1000® Value Index	1.02	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	15% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
34

Harbor Large Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	1.56%	1.84%	11.45%	6.49%	12/29/1987	$93,771
Administrative Class	1.34	1.50	11.15	6.21	11/01/2002	91,344
Investor Class	1.37	1.48	11.02	6.08	11/01/2002	90,211
Retirement Class[1]	1.47	1.76	11.44	6.48	03/01/2016	93,691
Comparative Index
Russell 1000® Value	1.93%	-0.40%	10.13%	5.67%	—	$86,812
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); 1.05% (Net) and 1.09% (Gross) (Investor Class); and 0.63% (Net) and 0.67% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
35

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 5.4%)
COMMON STOCKS—94.6%
Shares		Value
AEROSPACE & DEFENSE—2.7%
55,000	General Dynamics Corp.	$ 7,729
BANKS— 14.6%
735,000	Banco Bilbao Vizcaya SA ADR (SP)[1]	5,064
480,000	Bank of America Corp.	6,989
62,000	BOK Financial Corp.	3,731
62,000	Cullen/Frost Bankers Inc.	3,967
111,000	First Republic Bank	7,806
75,000	JPMorgan Chase & Co.	4,740
48,000	M&T Bank Corp.	5,679
1,033,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	4,752
		42,728
BEVERAGES— 2.0%
55,000	Diageo plc ADR (UK)[1]	5,958
BIOTECHNOLOGY— 5.2%
134,000	AbbVie Inc.	8,174
45,000	Amgen Inc.	7,123
		15,297
CHEMICALS— 2.2%
124,000	Dow Chemical Co.	6,524
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—2.8%
48,000	Martin Marietta Materials Inc.	$ 8,123
ENERGY EQUIPMENT & SERVICES—1.8%
129,000	Halliburton Co.	5,329
FOOD & STAPLES RETAILING—3.0%
112,000	Walgreens Boots Alliance Inc.	8,879
FOOD PRODUCTS—5.9%
143,000	Archer-Daniels-Midland Co.	5,712
47,000	Hershey Co.	4,376
168,000	Mondelez International Inc.	7,217
		17,305
GAS UTILITIES—1.9%
99,000	National Fuel Gas Co.	5,495
HEALTH CARE EQUIPMENT & SUPPLIES—6.5%
208,000	Baxter International Inc.	9,198
124,000	Medtronic plc (IE)	9,814
		19,012
HOUSEHOLD DURABLES—3.0%
193,000	Lennar Corp.	8,745
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.7%
440,000	AES Corp.	4,910
INDUSTRIAL CONGLOMERATES—1.8%
175,000	General Electric Co.	5,381
INSURANCE— 2.5%
62,000	Chubb Ltd. (SWS)	7,307
IT SERVICES—1.8%
133,000	PayPal Holdings Inc.*	5,211
MACHINERY— 6.3%
57,000	Deere & Co.	4,794
65,000	Illinois Tool Works Inc.	6,794
138,000	Oshkosh Corp.	6,741
		18,329
MEDIA— 2.8%
109,000	Time Warner Inc.	8,190
OIL, GAS & CONSUMABLE FUELS—4.9%
100,000	Phillips 66	8,211
36,000	Pioneer Natural Resources Co.	5,980
		14,191
PERSONAL PRODUCTS—3.9%
149,213	Coty Inc.	4,536
153,000	Unilever NV (NET)	6,735
		11,271
PHARMACEUTICALS— 2.0%
76,000	Novartis AG ADR (SWS)[1]	5,774
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
90,203	Microchip Technology Inc.	4,383
120,000	Texas Instruments Inc.	6,845
		11,228

36

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE— 8.0%
96,000	Adobe Systems Inc.*	$ 9,045
164,000	Microsoft Corp.	8,179
152,000	Oracle Corp.	6,059
		23,283
SPECIALTY RETAIL—3.4%
74,000	Home Depot Inc.	9,908
TOTAL COMMON STOCKS
(Cost $219,144)		276,107

SHORT-TERM INVESTMENTS—4.8%
(Cost $13,933)
Principal Amount		Value
REPURCHASE AGREEMENTS
$13,933	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $14,215)	$ 13,933
TOTAL INVESTMENTS—99.4%
(Cost $233,077)		290,040
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		1,711
TOTAL NET ASSETS—100.0%		$291,751

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $13,933 are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
IE	Ireland
JP	Japan
NET	Netherlands
SP	Spain
SWS	Switzerland
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
37

Harbor Mid Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2015
Guy Lakonishok, CFA
Since 2015
LSV has subadvised the Fund since 2004.
Investment Objective
Long-term total return
Principal Style Characteristics
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers
Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of
Fund Performance
Market Review
U.S. equities were slightly positive for the six-month period ended April 30, 2016 as the S&P 500 returned 0.4%. Equity markets were volatile in the period as markets declined sharply early in the calendar year only to recover later in the period. The Russell Midcap® Index finished up 0.81% while the Russell 2000® was down -1.90% for the six-months ended April 30, 2016.
The Federal Reserve raised the Federal Funds Rate for the first time in nearly a decade at their December meeting and signaled that additional rate hikes were likely to follow. Equities posted double digit declines early in calendar year 2016 as concerns over global growth and continued pressure on oil prices weighed on markets. However, a recovery in oil prices and comments and actions by central banks led to a recovery in equities. Comments from the Federal Reserve reduced expectations for additional rate increases in the near term while the European Central Bank announced additional monetary easing in early March. The Bank of Japan moved to a negative interest rate policy in January. Equities seemed to react positively to the announcements.
The price of oil crossed $40 in March leading to a recovery in energy stocks which were up nearly 10% in March alone. While employment reports continued to show job growth and fourth quarter Gross Domestic Product (GDP) was revised up to 1.4%, other economic indicators in the U.S. were less encouraging including a decline in consumer confidence and slowing retail sales.
Value stocks led among midcap stocks in the period as the Russell Midcap® Value Index was up approximately 3.16% while the Russell Midcap® Growth Index was down -1.54%. Lower volatility stocks did very well in the period as Utilities and Consumer Staples posted double digit returns. Materials stocks also did well advancing nearly 15% as commodity prices rebounded. The Consumer Discretionary and Financial sectors lagged declining 3.1% and 2.6% respectively in the period.
Performance
Harbor Mid Cap Value Fund was down -1.42% (Institutional Class), -1.55% (Administrative Class), -1.57% (Investor Class), -1.42% (Retirement Class) compared to a positive return of 3.16% for the Russell Midcap® Value Index for the six-month period ended April 30, 2016. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
After lagging in recent years, value stocks led their growth counterparts as the Russell Midcap® Growth Index was down approximately -1.54%. While value stocks outperformed, the best performing stocks tended to be lower quality companies which the Fund was underweight. Cheaper companies based on metrics that we emphasize including price to cash flow and price to earnings lagged lower quality companies in the period.
38

Harbor Mid Cap Value Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.8%
Ameriprise Financial Inc.	1.4%
Entergy Corp.	1.4%
FirstEnergy Corp.	1.4%
Everest Re Group Ltd.	1.3%
Quest Diagnostics Inc.	1.2%
Regions Financial Corp.	1.1%
SunTrust Banks Inc.	1.1%
Tesoro Corp.	1.1%
Discover Financial Services	1.0%
The underperformance in the period was primarily a result of poor stock selection although the Fund’s sector exposures also contributed to the underperformance relative to the benchmark. The Fund’s overweight to Consumer Discretionary and Technology stocks and underweight to Utilities had a negative impact on performance. Our stock selection detracted in the Energy, Materials, and Consumer Discretionary sectors. Within Energy, the Fund’s overweight to refining stocks had a negative impact. With the recovery in oil prices, refiners struggled after posting very strong results over the last several years as oil prices plummeted. Refiners were down over 20% in the period. The Fund’s holdings in the industry included Tesoro and Marathon Petroleum. Within the Materials sector, gold stocks were up 70% and mining stocks returned nearly 20%. The Fund was out of both mining and gold stocks, negatively impacting results. In the Consumer Discretionary sector, the Fund’s retail stocks struggled. Other detractors included Seagate Technology, Universal Insurance Holdings, and CF Industries. Top contributors included DuPont Fabros Technology, Tyson Foods, Public Service Enterprise Group, and American Electric Power.
Outlook & Strategy
LSV’s portfolio decision making process is strictly quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis as of period end were to the Financial, Industrial, Consumer Discretionary and Technology sectors. Relative to the value benchmark, the Fund was overweight the Industrial, Consumer Discretionary and Technology sectors while underweight Energy, Utilities and REITs.
The most significant changes in relative sector weights in the Fund over the six months were an increase to Financials and the Health Care sector and a decrease to the Materials and Utilities sectors. Among Financials we initiated positions in Assured Guaranty, Cousins Properties Trust, Mack Cali Realty Corp, MGIC Investment Corp, VEREIT Inc. and Piper Jaffray. In the Health Care sector we initiated positions in Community Health Services, Kindred Healthcare and Mylan. In the Materials sector we sold Avery Dennison and Cliffs Natural Resources. We increased our underweight to Utilities selling Avista Corp, California Water Service Group, Portland General Electric and SJW Corp. Utilities have run up and many stocks in the sector do not currently rank well on our model.
Portfolio valuations remain attractive and the Fund continues to trade at a significant discount to the value benchmark. The Fund is trading at 11.3x forward earnings, compared to 18.0x for the value benchmark, 1.5x book value compared to 1.8x book for the benchmark and 7.4x cash flow compared to 12.1x for the Russell Midcap® Value Index.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
39

Harbor Mid Cap Value Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023
Cusip	411511835
Ticker	HAMVX
Inception Date	03/01/2002
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$556,637

ADMINISTRATIVE CLASS

Fund #	2223
Cusip	411511728
Ticker	HRMVX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$38,393

INVESTOR CLASS

Fund #	2423
Cusip	411511736
Ticker	HIMVX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$169,441

RETIREMENT CLASS

Fund #	2523
Cusip	411512460
Ticker	HNMVX
Inception Date	03/01/2016
Net Expense Ratio	0.81% [a,b]
Total Net Assets (000s)	$11,687
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$8,790	$11,847
Price/Earning Ratio (P/E)	15.9x	23.4x
Price/Book Ratio (P/B)	1.7x	2.0x
Beta vs. Russell Midcap® Value Index	1.05	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	9% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of a contractual management fee waiver effective through February 28, 2017.
c	Unannualized
40

Harbor Mid Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	-1.42%	-4.76%	10.43%	6.90%	03/01/2002	$ 97,422
Administrative Class	-1.55	-5.00	10.16	6.64	11/01/2002	95,077
Investor Class	-1.57	-5.10	10.02	6.51	11/01/2002	93,932
Retirement Class[1]	-1.42	-4.76	10.43	6.90	03/01/2016	97,422
Comparative Index
Russell Midcap® Value	3.16%	-0.18%	10.45%	7.35%	—	$101,669
As stated in the Fund’s current prospectus, the expense ratios were 0.88% (Institutional Class); 1.13% (Administrative Class); 1.25% (Investor Class); 0.83% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
41

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.7%)
COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—3.7%
91,024	AAR Corp.	$ 2,188
35,500	Huntington Ingalls Industries Inc.	5,139
27,300	L-3 Communications Holdings Inc.	3,591
36,200	Moog Inc.*	1,769
11,800	Raytheon Co.	1,491
161,102	Spirit Aerosystems Holdings Inc.*	7,596
94,893	Textron Inc.	3,670
85,800	Triumph Group Inc.	3,104
3,511	Vectrus Inc.*	76
		28,624
AIR FREIGHT & LOGISTICS—0.3%
67,392	Atlas Air Worldwide Holdings Inc.*	2,692
AIRLINES— 1.2%
79,057	Alaska Air Group Inc.	5,568
200,500	JetBlue Airways Corp.*	3,968
		9,536
AUTO COMPONENTS—2.2%
118,200	American Axle & Manufacturing Holdings Inc.*	1,833
29,600	Cooper-Standard Holding Inc.*	2,282
277,200	Goodyear Tire & Rubber Co.	8,031
40,200	Lear Corp.	4,628
		16,774
AUTOMOBILES— 0.6%
91,600	Harley-Davidson Inc.	4,381
BANKS— 5.8%
83,600	Banco Latinoamericano de Comercio Exterior SA (PA)	2,162
134,800	CIT Group Inc.	4,660
327,900	Fifth Third Bancorp	6,004
203,100	Hancock Holding Co.	5,274
388,700	Huntington Bancshares Inc.	3,910
495,200	KeyCorp	6,086
4,800	PNC Financial Services Group Inc.	421
905,300	Regions Financial Corp.	8,492
198,600	SunTrust Banks Inc.	8,290
		45,299
BIOTECHNOLOGY— 0.4%
31,000	United Therapeutics Corp.*	3,261
CAPITAL MARKETS—1.8%
111,000	Ameriprise Financial Inc.	10,645
72,900	Piper Jaffray Cos.*	3,041
		13,686
CHEMICALS— 3.6%
54,700	A. Schulman Inc.	1,526
48,700	Cabot Corp.	2,376
55,600	Celanese Corp.	3,931
69,000	CF Industries Holdings Inc.	2,282
95,300	Eastman Chemical Co.	7,279

42

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS— Continued
270,601	Huntsman Corp.	$ 4,259
186,500	Mosaic Co.	5,220
48,600	Olin Corp.	1,059
		27,932
COMMERCIAL SERVICES & SUPPLIES—1.8%
98,000	ADT Corp.	4,114
187,400	Pitney Bowes Inc.	3,930
165,700	R.R. Donnelley & Sons Co.	2,883
105,890	TETRA Tech Inc.	3,113
		14,040
COMMUNICATIONS EQUIPMENT—2.3%
508,500	Brocade Communications Systems Inc.	4,887
40,200	Harris Corp.	3,216
171,900	Juniper Networks Inc.	4,022
67,900	NETGEAR Inc.*	2,879
64,600	Plantronics Inc.	2,484
		17,488
CONSTRUCTION & ENGINEERING—1.2%
94,500	Chicago Bridge & Iron Co. NV (NET)	3,804
85,900	Fluor Corp.	4,695
42,500	Tutor Perini Corp.*	672
		9,171
CONSUMER FINANCE—1.5%
144,400	Discover Financial Services	8,125
75,900	Navient Corp.	1,038
49,529	Nelnet Inc.	2,076
		11,239
CONTAINERS & PACKAGING—1.3%
65,244	Greif Inc.	2,264
94,000	Owens-Illinois Inc.*	1,735
122,314	Sonoco Products Co.	5,735
7,946	WestRock Co.	333
		10,067
DIVERSIFIED FINANCIAL SERVICES—0.5%
120,200	Voya Financial Inc.	3,903
ELECTRIC UTILITIES—5.5%
115,100	American Electric Power Co. Inc.	7,309
104,700	Edison International	7,403
144,100	Entergy Corp.	10,833
328,500	FirstEnergy Corp.	10,706
160,400	PPL Corp.	6,038
		42,289
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.1%
65,500	Avnet Inc.	2,694
277,300	Corning Inc.	5,177
480,500	Flextronics International Ltd. (SGP)*	5,838
105,900	Ingram Micro Inc.*	3,701
158,400	QLogic Corp.*	2,074
41,800	Tech Data Corp.*	2,871
154,200	Vishay Intertechnology Inc.	1,875
		24,230
ENERGY EQUIPMENT & SERVICES—1.8%
37,800	Atwood Oceanics Inc.	365
125,510	Bristow Group Inc.	2,877
COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—Continued
100,600	Ensco plc (UK)	$ 1,203
83,400	National Oilwell Varco Inc.	3,006
129,900	Noble Corp. plc (UK)	1,459
74,800	Oceaneering International Inc.	2,741
21,633	Paragon Offshore plc (UK)*	8
131,800	Rowan Cos. plc (UK)	2,479
		14,138
FOOD & STAPLES RETAILING—1.0%
62,200	Ingles Markets Inc.	2,244
84,666	Kroger Co.	2,996
516,700	SUPERVALU Inc.*	2,599
		7,839
FOOD PRODUCTS—2.8%
67,500	Archer-Daniels-Midland Co.	2,696
59,100	Bunge Ltd. (BM)	3,694
84,500	Cal-Maine Foods Inc.	4,289
35,100	Ingredion Inc.	4,040
111,700	Tyson Foods Inc.	7,352
		22,071
GAS UTILITIES—0.4%
135,036	Questar Corp.	3,385
HEALTH CARE PROVIDERS & SERVICES—3.8%
22,400	Aetna Inc.	2,515
56,700	CIGNA Corp.	7,855
92,900	Community Health Systems Inc.	1,772
262,983	Kindred Healthcare Inc.	3,882
96,600	Owens & Minor Inc.	3,515
118,200	Quest Diagnostics Inc.	8,885
97,800	Select Medical Holdings Corp.*	1,309
		29,733
HOTELS, RESTAURANTS & LEISURE—1.7%
171,600	Brinker International Inc.	7,948
74,300	Wyndham Worldwide Corp.	5,272
		13,220
HOUSEHOLD DURABLES—1.8%
60,636	Calatlantic Group Inc.	1,963
101,478	Ethan Allen Interiors Inc.	3,454
65,200	Meritage Homes Corp.*	2,219
37,400	Whirlpool Corp.	6,513
		14,149
HOUSEHOLD PRODUCTS—0.1%
43,931	Central Garden & Pet Co.*	716
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
380,400	AES Corp.	4,245
INSURANCE— 8.8%
65,100	Aflac Inc.	4,490
38,100	Allstate Corp.	2,478
47,574	American Financial Group Inc.	3,288
83,000	AmTrust Financial Services Inc.	2,063
59,700	Aspen Insurance Holdings Ltd. (BM)	2,767
40,100	Assurant Inc.	3,391
88,400	Assured Guaranty Ltd. (BM)	2,287
51,900	Axis Capital Holdings Ltd. (BM)	2,765
98,900	Endurance Specialty Holdings Ltd. (BM)	6,328

43

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE— Continued
53,100	Everest Re Group Ltd. (BM)	$ 9,818
150,800	Hartford Financial Services Group Inc.	6,693
105,600	Lincoln National Corp.	4,588
133,300	Maiden Holdings Ltd. (BM)	1,630
46,000	Principal Financial Group Inc.	1,963
134,600	Universal Insurance Holdings Inc.	2,370
139,000	Unum Group	4,755
77,600	Validus Holdings Ltd. (BM)	3,577
89,700	XL Group plc (IE)	2,936
		68,187
INTERNET SOFTWARE & SERVICES—0.2%
190,700	DHI Group Inc.*	1,356
IT SERVICES—2.8%
43,000	Amdocs Ltd.	2,431
110,756	Convergys Corp.	2,935
135,957	Teradata Corp.*	3,440
228,100	Western Union Co.	4,562
843,700	Xerox Corp.	8,099
		21,467
LEISURE PRODUCTS—0.5%
184,500	Smith & Wesson Holding Corp.*	4,028
MACHINERY— 3.8%
42,500	AGCO Corp.	2,273
170,200	Briggs & Stratton Corp.	3,603
62,200	Cummins Inc.	7,279
52,803	Hillenbrand Inc.	1,601
161,900	Meritor Inc.*	1,376
86,200	Oshkosh Corp.	4,211
55,300	Timken Co.	1,970
111,200	Trinity Industries Inc.	2,170
327,400	Wabash National Corp.*	4,665
		29,148
MEDIA— 1.0%
26,450	Gannett Co. Inc.	446
98,500	TEGNA Inc.	2,301
130,500	Viacom Inc.	5,337
		8,084
METALS & MINING—0.8%
78,500	Reliance Steel & Aluminum Co.	5,807
MULTILINE RETAIL—1.5%
33,600	Dillard's Inc.	2,367
124,800	Kohl's Corp.	5,529
102,800	Macy's Inc.	4,070
		11,966
MULTI-UTILITIES— 2.7%
102,200	Ameren Corp.	4,906
302,600	Public Service Enterprise Group Inc.	13,959
29,500	SCANA Corp.	2,026
		20,891
OIL, GAS & CONSUMABLE FUELS—3.8%
53,500	Energy XXI Ltd. (BM)	6
119,000	HollyFrontier Corp.	4,236
133,900	Marathon Petroleum Corp.	5,233
163,700	PBF Energy Inc.	5,268
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
196,600	Ship Finance International Ltd. (BM)	$ 2,982
106,100	Tesoro Corp.	8,455
54,200	Valero Energy Corp.	3,191
		29,371
PAPER & FOREST PRODUCTS—0.7%
27,697	Clearwater Paper Corp.*	1,655
98,600	Domtar Corp.	3,810
		5,465
PHARMACEUTICALS— 0.6%
44,200	Lannett Co. Inc.*	848
98,100	Mylan NV (NET)*	4,091
		4,939
REAL ESTATE INVESTMENT TRUSTS (REITs)—11.7%
624,000	Annaly Capital Management Inc.	6,502
181,700	Brandywine Realty Trust	2,716
202,800	Capstead Mortgage Corp.	1,971
286,300	CBL & Associates Properties Inc.	3,344
383,200	Cousins Properties Inc.	3,966
46,186	DuPont Fabros Technology Inc.	1,839
507,836	Franklin Street Properties Corp.	5,393
134,000	Government Properties Income Trust	2,535
188,700	Hersha Hospitality Trust	3,640
229,600	Hospitality Properties Trust	5,876
633,800	Lexington Realty Trust	5,565
243,500	Mack-Cali Realty Corp.	6,224
298,300	MFA Financial Inc.	2,061
120,300	OMEGA Healthcare Investors Inc.	4,063
144,800	PennyMac Mortgage Investment Trust	1,968
320,900	Piedmont Office Realty Trust Inc.	6,389
178,707	Rouse Properties Inc.*	3,301
196,851	Select Income REIT	4,557
411,114	Senior Housing Properties Trust	7,227
334,600	Summit Hotel Properties Inc.	3,815
209,823	Sunstone Hotel Investors Inc.	2,688
121,000	Two Harbors Investment Corp.	947
501,700	Vereit Inc.	4,455
		91,042
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.0%
4,847	RMR Group Inc.	121
ROAD & RAIL—0.2%
74,200	ArcBest Corp.	1,416
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
647,500	Amkor Technology Inc.*	3,697
34,200	LAM Research Corp.	2,613
179,800	Teradyne Inc.	3,400
		9,710
SOFTWARE— 1.0%
76,300	CA Inc.	2,263
110,400	Mentor Graphics Corp.	2,204
196,100	Symantec Corp.	3,264
		7,731
SPECIALTY RETAIL—2.8%
72,700	Bed Bath & Beyond Inc.	3,433
123,900	Finish Line Inc.	2,447
53,600	Foot Locker Inc.	3,293

44

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
89,100	GameStop Corp.	$ 2,922
138,900	Gap Inc.	3,220
40,300	Group 1 Automotive Inc.	2,653
50,763	Murphy USA Inc.*	2,915
23,700	Outerwall Inc.	979
		21,862
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.1%
32,500	Lexmark International Inc.	1,255
211,000	NCR Corp.*	6,138
112,600	NetApp Inc.	2,662
170,700	Seagate Technology plc (IE)	3,716
65,200	Western Digital Corp.	2,664
		16,435
TEXTILES, APPAREL & LUXURY GOODS—0.3%
37,300	Deckers Outdoor Corp.*	2,156
THRIFTS & MORTGAGE FINANCE—0.9%
249,400	MGIC Investment Corp.*	1,803
185,900	Radian Group Inc.	2,378
116,000	Washington Federal Inc.	2,817
		6,998
TOBACCO— 0.4%
58,751	Universal Corp.	3,205
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—0.7%
113,600	Aircastle Ltd. (BM)	$ 2,465
133,800	H&E Equipment Services Inc.	2,707
		5,172
TOTAL COMMON STOCKS
(Cost $773,227)		770,665

SHORT-TERM INVESTMENTS—0.6%
(Cost $4,852)
Principal Amount
REPURCHASE AGREEMENTS
$4,852	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $4,951)	4,852
TOTAL INVESTMENTS—99.9%
(Cost $778,079)		775,517
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		641
TOTAL NET ASSETS—100.0%		$776,158

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $4,852 are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
BM	Bermuda
IE	Ireland
NET	Netherlands
PA	Panama
SGP	Singapore
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
45

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
Long-term total return
Principal Style Characteristics
Small cap value stocks
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
2016 started off quite volatile, as an extension of a substantially lower December of 2015 for small cap equities. The U.S. small cap value market ended the period in slightly positive territory with the Russell 2000® Value Index rising approximately 1%. Investors remained cautiously optimistic during the beginning of the year as the U.S. Federal Reserve continued to contemplate the timing and magnitude of future interest rate hikes amid a modestly improving economic backdrop.
The beginning of 2016 marked the first time since the financial crisis that the U.S. Federal Reserve (Fed) maintained a rate above 0% and there was an absence of both quantitative easing and government stimulus. In February, the unemployment rate dropped towards 4.9%, the lowest level since 2008, before rising to 5.0% in March – but only as a result of more workers actively seeking work. At the Fed meeting in March, the Fed decided to maintain the target range for the Federal Funds Rate at 0.25% to 0.5%. While they noted that the housing sector and job markets have improved, declines in energy prices and imports have kept inflation below the Fed’s 2% annual target. Fourth quarter 2015 Gross Domestic Product (GDP) growth was revised up to 1.4%, and the first quarter of 2016 posted a modest 0.5% expansion. The U.S. 10-year treasury, which began the year yielding just above 2% declined sharply before rising late in the period, ending up 1.8% as investors flocked towards low-risk assets.
In March, the Federal Reserve Board suggested it would reign in previous projected interest rate increases and slow the monetary tightening process. As the probability of a Fed rate increase diminished, investors began searching for higher yields in the equity market. As a result, Utilities and Telecommunications were among the best performing sectors as dividend seeking investors bid up valuations near record levels. On the flip side, Health Care suffered from valuation multiple compressions and lagged all other sectors during the first part of 2016, after a strong end to 2015.
Performance
Harbor Small Cap Value Fund posted positive relative performance for the period, narrowly outperforming the index (Institutional Class and Retirement Class). The Fund rose 1.20% (Institutional Class), 1.10% (Administrative Class), 1.04% (Investor Class), and 1.24% (Retirement Class) for the six-months ended April 30, 2016, outperforming the broader small cap value market, as represented by Russell 2000® Value, which returned 1.18%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Contributing to relative performance, Altra Industrial Motion Corp. is a worldwide designer, producer and marketer of mechanical power transmission and motion control products. The company’s product portfolio includes clutches and brakes, couplings and gearing, and power transmission components used by industrial manufacturers, mining and oil & gas companies. Management’s strategic pricing program continued to drive revenue amid an environment where top-line growth is scarce. Additionally, Altra’s initiatives to centralize supply chain management and consolidate production facilities are expected to generate $15 million in cost savings which could be accretive to earnings as soon as next quarter. Investors responded positively to the company’s strong fundamentals and pushed the stock price up more than 8% during the period. The company’s products serve a diverse group of industries and are
46

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Global Payments Inc.	3.6%
Valspar Corp.	3.5%
Hexcel Corp.	3.4%
Snap-on Inc.	3.2%
MEDNAX Inc.	2.7%
Cantel Medical Corp.	2.6%
WGL Holdings Inc.	2.5%
EnerSys	2.4%
Monolithic Power Systems Inc.	2.4%
Entegris Inc.	2.3%
critical components where quality and reliability is essential and switching costs are high. We believe that management’s effectiveness in implementing cost reduction and process improvement initiatives is a key factor in the company’s ability to promote profitability going forward.
Also contributing to relative performance was Epiq Systems, a leading provider of professional services and integrated technology for the legal profession. The services are designed for a variety of client legal matters, including litigation, investigation, and data breach response. Epiq works extensively with the top law firms as well as Fortune 500 and other multi-national companies in a variety of industries. The firm’s proprietary eDiscovery platform helps clients conduct everything from simple data collection to streamlined complex document reviews while its data breach response centers ensure clients receive thorough and appropriate remedies. As serious cybersecurity incidents mount among U.S. businesses, the company saw robust demand for its data breach management solutions. Data breach related services contributed to overall operating revenue of $506 million, a company record which represented growth of 14% versus the prior year. The stock finished the period up 8%. Additionally, the company launched its first full-service eDiscovery platform in Frankfurt, Germany in an effort to capture market share and expand its global presence in Europe.
Outlook & Strategy
As of April 30, 2016, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, Materials, and Telecommunications sectors and was underweight in Financials, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing Harbor Small Cap Value Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
47

Harbor Small Cap Value Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022
Cusip	411511843
Ticker	HASCX
Inception Date	12/14/2001
Net Expense Ratio	0.86% [a]
Total Net Assets (000s)	$824,838

ADMINISTRATIVE CLASS

Fund #	2222
Cusip	411511710
Ticker	HSVRX
Inception Date	11/01/2002
Net Expense Ratio	1.11% [a]
Total Net Assets (000s)	$1,175

INVESTOR CLASS

Fund #	2422
Cusip	411511694
Ticker	HISVX
Inception Date	11/01/2002
Net Expense Ratio	1.23% [a]
Total Net Assets (000s)	$17,520

RETIREMENT CLASS

Fund #	2522
Cusip	411512452
Ticker	HNVRX
Inception Date	03/01/2016
Net Expense Ratio	0.81% [a]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,737	$1,765
Price/Earning Ratio (P/E)	21.5x	22.1x
Price/Book Ratio (P/B)	2.5x	1.5x
Beta vs. Russell 2000® Value Index	0.98	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	4% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
48

Harbor Small Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	1.20%	-2.63%	8.63%	5.27%	12/14/2001	$83,578
Administrative Class	1.10	-2.89	8.35	5.01	11/01/2002	81,507
Investor Class	1.04	-2.97	8.23	4.88	11/01/2002	80,546
Retirement Class[1]	1.24	-2.59	8.63	5.28	03/01/2016	83,611
Comparative Index
Russell 2000® Value	1.18%	-3.71%	6.77%	4.61%	—	$78,492
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.82% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
49

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.7%)
COMMON STOCKS—96.3%
Shares		Value
AEROSPACE & DEFENSE—6.4%
638,074	Hexcel Corp.	$ 28,886
215,994	Moog Inc.*	10,553
155,618	Teledyne Technologies Inc.*	14,465
		53,904
BANKS— 3.6%
431,971	Trustmark Corp.	10,587
293,539	United Bankshares Inc.	11,357
256,980	Wesbanco Inc.	8,257
		30,201
CAPITAL MARKETS—4.3%
280,963	Eaton Vance Corp.	9,701
318,323	Raymond James Financial Inc.	16,607
296,382	Stifel Financial Corp.*	9,754
		36,062
CHEMICALS— 6.7%
200,586	Cabot Corp.	9,787
243,112	Scotts Miracle-Gro Co.	17,207
274,315	Valspar Corp.	29,267
		56,261
COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—1.7%
397,093	Cash America International Inc.	$ 14,677
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
131,295	SBA Communications Corp.*	13,529
ELECTRICAL EQUIPMENT—2.4%
343,317	EnerSys	20,039
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—9.6%
530,555	Checkpoint Systems Inc.	5,369
195,888	Coherent Inc.	18,296
452,053	FLIR Systems Inc.	13,657
163,186	Littelfuse Inc.	19,008
251,883	OSI Systems Inc.*	12,818
496,165	Sanmina Corp.*	11,734
		80,882
ENERGY EQUIPMENT & SERVICES—1.7%
108,138	Core Laboratories NV	14,454
FOOD & STAPLES RETAILING—0.9%
208,892	United Natural Foods Inc.*	7,451
GAS UTILITIES—4.0%
468,108	South Jersey Industries Inc.	13,065
310,951	WGL Holdings Inc.	21,110
		34,175
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
331,498	Cantel Medical Corp.	22,207
HEALTH CARE PROVIDERS & SERVICES—6.8%
286,010	Centene Corp.*	17,721
316,129	MEDNAX Inc.*	22,537
335,339	Molina Healthcare Inc.*	17,357
		57,615
HOTELS, RESTAURANTS & LEISURE—1.6%
739,149	Bloomin' Brands Inc.	13,822
HOUSEHOLD DURABLES—1.2%
306,666	Meritage Homes Corp.*	10,436
INSURANCE— 6.9%
598,863	American Equity Investment Life Holding Co.	8,384
335,126	Horace Mann Educators Corp.	10,422
194,297	Reinsurance Group of America Inc.	18,501
194,682	State Auto Financial Corp.	3,993
372,254	United Fire Group Inc.	16,685
		57,985
IT SERVICES—5.1%
424,372	Global Payments Inc.	30,631
380,074	ManTech International Corp.	12,847
		43,478
MACHINERY— 11.3%
247,250	Albany International Corp.	9,962
354,444	Altra Industrial Motion Corp.	10,173
558,299	Franklin Electric Co. Inc.	17,637
1,603,653	Mueller Water Products Inc.	17,239
167,645	Snap-on Inc.	26,702
384,056	Timken Co.	13,684
		95,397

50

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—3.0%
378,984	Gulfport Energy Corp.*	$ 11,862
109,178	ONEOK Inc.	3,947
145,245	PDC Energy Inc.*	9,120
		24,929
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
824,637	First Potomac Realty Trust	6,935
996,153	Medical Properties Trust Inc.	13,259
		20,194
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.1%
470,423	Advanced Energy Industries Inc.*	15,218
332,624	Cabot Microelectronics Corp.	13,934
1,437,232	Entegris Inc.*	19,101
323,797	Monolithic Power Systems Inc.	20,211
		68,464
SOFTWARE— 0.7%
377,733	Epiq Systems Inc.	5,579
THRIFTS & MORTGAGE FINANCE—2.0%
507,483	Astoria Financial Corp.	7,632
628,900	Everbank Financial Corp.	9,484
		17,116
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—1.7%
304,671	GATX Corp.	$ 13,997
TOTAL COMMON STOCKS
(Cost $575,043)		812,854

SHORT-TERM INVESTMENTS—3.7%
(Cost $30,874)
Principal Amount
REPURCHASE AGREEMENTS
$30,874	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $31,494)	30,874
TOTAL INVESTMENTS—100.0%
(Cost $605,917)		843,728
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(184)
TOTAL NET ASSETS—100.0%		$843,544

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $30,874 are classified as Level 2. All other holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
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52

Harbor Domestic Equity Funds
Statements of Assets and Liabilities—April 30, 2016 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$17,240,579	$509,446	$520,747	$227,828	$233,077	$778,079	$605,917
Investments, at value(Including securities loaned of $217,966, $0, $0, $0, $0, $0 and $0)	$25,594,606	$529,070	$547,090	$218,168	$276,107	$770,665	$812,854
Repurchase agreements	9,384	6,699	29,056	7,338	13,933	4,852	30,874
Cash	1	—	—	1	—	1	1
Receivables for:
Investments sold	155,922	6,698	2,605	4,253	2,293	657	—
Capital shares sold	44,471	607	349	68	313	1,006	846
Dividends	15,313	163	107	—	456	929	327
Securities lending income	1	—	—	—	—	—	—
Withholding tax	1,526	—	—	—	48	—	—
Prepaid registration fees	2	38	32	59	35	26	39
Prepaid fund insurance	81	2	2	1	1	2	3
Other assets	860	32	29	2	29	11	42
Total Assets	25,822,167	543,309	579,270	229,890	293,215	778,149	844,986
LIABILITIES
Payables for:
Investments purchased	108,438	2,966	11,653	6,253	777	830	—
Foreign currency spot contracts	110	—	—	—	—	—	—
Capital shares reacquired	29,414	1,099	46	38	452	486	660
Collateral for securities loaned	234,391	—	—	—	—	—	—
Accrued expenses:
Management fees	11,750	331	350	138	142	464	521
12b-1 fees	492	53	2	—	8	43	4
Transfer agent fees	1,756	35	36	14	21	64	54
Trustees' fees and expenses	275	6	6	2	3	7	8
Other	3,713	98	64	20	61	97	195
Total Liabilities	390,339	4,588	12,157	6,465	1,464	1,991	1,442
NET ASSETS	$25,431,828	$538,721	$567,113	$223,425	$291,751	$776,158	$843,544
Net Assets Consist of:
Paid-in capital	$16,826,685	$535,828	$524,643	$235,602	$229,602	$762,430	$620,754
Accumulated undistributed net investment income/(loss)	11,752	(4,777)	(777)	(478)	1,258	5,417	674
Accumulated net realized gain/(loss)	230,009	(18,659)	(12,152)	(9,378)	3,928	10,873	(15,694)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,363,382	26,329	55,399	(2,321)	56,963	(2,562)	237,810
	$25,431,828	$538,721	$567,113	$223,425	$291,751	$776,158	$843,544

The accompanying notes are an integral part of the Financial Statements.

53

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$22,576,491	$336,059	$557,152	$222,747	$252,617	$556,637	$824,838
Shares of beneficial interest[1]	395,514	41,106	49,298	22,680	21,526	28,781	32,329
Net asset value per share[2]	$ 57.08	$ 8.18	$ 11.30	$ 9.82	$ 11.74	$ 19.34	$ 25.51
Administrative Class
Net assets	$ 589,855	$179,707	$ 719	$ 149	$ 7,266	$ 38,393	$ 1,175
Shares of beneficial interest[1]	10,470	22,769	67	15	621	1,969	46
Net asset value per share[2]	$ 56.34	$ 7.89	$ 10.71	$ 9.83	$ 11.72	$ 19.49	$ 25.44
Investor Class
Net assets	$ 1,763,207	$ 22,944	$ 9,231	$ 518	$ 31,857	$169,441	$ 17,520
Shares of beneficial interest[1]	31,725	2,977	898	53	2,693	8,781	701
Net asset value per share[2]	$ 55.58	$ 7.71	$ 10.28	$ 9.73	$ 11.83	$ 19.30	$ 24.98
Retirement Class
Net assets	$ 502,275	$ 11	$ 11	$ 11	$ 11	$ 11,687	$ 11
Shares of beneficial interest[1]	8,799	1	1	1	1	604	1
Net asset value per share[2]	$ 57.08	$ 8.17	$ 11.31	$ 9.82	$ 11.73	$ 19.34	$ 25.50

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
54

Harbor Domestic Equity Funds
Statements of Operations—Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$ 106,725	$ 1,433	$ 1,750	$ 431	$ 2,981	$ 11,282	$ 5,571
Net securities lending income	38	—	—	—	—	—	—
Interest	33	13	3	—	1	2	3
Foreign taxes withheld	(2,480)	(10)	—	(13)	(75)	(2)	(12)
Total Investment Income	104,316	1,436	1,753	418	2,907	11,282	5,562
Operating Expenses
Management fees	77,327	2,007	2,098	772	811	2,577	3,027
12b-1 fees:
Administrative Class	748	401	1	3	16	38	1
Investor Class	2,405	29	13	1	37	199	21
Shareholder communications	809	16	8	2	5	28	81
Custodian fees	400	25	17	15	9	21	13
Transfer agent fees:
Institutional Class	8,115	67	192	71	80	175	277
Administrative Class	210	112	—	1	4	11	—
Investor Class	1,826	22	10	—	28	151	16
Retirement Class	8	—	—	—	—	—	—
Professional fees	278	6	6	2	3	12	9
Trustees' fees and expenses	346	7	8	3	4	8	11
Registration fees	222	25	27	23	27	54	34
Miscellaneous	123	7	6	5	5	7	7
Total expenses	92,817	2,724	2,386	898	1,029	3,281	3,497
Management fees waived	(5,672)	—	—	—	—	(21)	—
Transfer agent fees waived	(213)	(4)	(5)	(2)	(2)	(6)	(7)
Other expenses reimbursed	—	—	—	—	(37)	—	—
Custodial expense reductions	(2)	—	—	—	—	—	—
Net expenses	86,930	2,720	2,381	896	990	3,254	3,490
Net Investment Income/(Loss)	17,386	(1,284)	(628)	(478)	1,917	8,028	2,072
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	300,965	(16,158)	(11,102)	(5,738)	5,504	10,714	(15,954)
Foreign currency transactions	(24)	9	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,124,394)	(14,087)	(24,560)	4,757	(2,670)	(22,992)	24,780
Translations of assets and liabilities in foreign currencies	31	7	—	—	—	—	—
Net gain/(loss) on investment transactions	(1,823,422)	(30,229)	(35,662)	(981)	2,834	(12,278)	8,826
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,806,036)	$(31,513)	$(36,290)	$(1,459)	$ 4,751	$ (4,250)	$ 10,898
The accompanying notes are an integral part of the Financial Statements.

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56

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 17,386	$ 22,045	$ (1,284)	$ (3,445)	$ (628)	$ (1,459)
Net realized gain/(loss) on investments	300,941	1,993,505	(16,149)	81,049	(11,102)	79,352
Change in net unrealized appreciation/(depreciation) of investments	(2,124,363)	977,755	(14,080)	(63,646)	(24,560)	(56,171)
Net increase/(decrease) in assets resulting from operations	(1,806,036)	2,993,305	(31,513)	13,958	(36,290)	21,722
Distributions to Shareholders
Net investment income:
Institutional Class	(18,442)	(17,426)	(1,218)	—	—	—
Administrative Class	—	—	(1,470)	—	—	—
Investor Class	—	—	(49)	—	—	—
Retirement Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,555,559)	(1,362,695)	(20,507)	(48,715)	(67,518)	(87,734)
Administrative Class	(40,125)	(40,499)	(40,876)	(59,286)	(94)	(103)
Investor Class	(142,031)	(115,034)	(2,859)	(5,793)	(1,413)	(2,245)
Retirement Class	—	—	—	—	—	—
Total distributions to shareholders	(1,756,157)	(1,535,654)	(66,979)	(113,794)	(69,025)	(90,082)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,488,853	1,022,778	52,137	(43,857)	72,130	50,266
Net increase/(decrease) in net assets	(2,073,340)	2,480,429	(46,355)	(143,693)	(33,185)	(18,094)
Net Assets
Beginning of period	27,505,168	25,024,739	585,076	728,769	600,298	618,392
End of period*	$25,431,828	$27,505,168	$538,721	$ 585,076	$567,113	$600,298
* Includes accumulated undistributed net investment income/(loss) of:	$ 11,752	$ 12,808	$ (4,777)	$ (756)	$ (777)	$(149)
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ (478)	$ (787)	$ 1,917	$ 3,166	$ 8,028	$ 7,906	$ 2,072	$ 3,016
(5,738)	5,003	5,504	13,220	10,714	13,093	(15,954)	34,267
4,757	(8,902)	(2,670)	1,780	(22,992)	(22,367)	24,780	(43,638)
(1,459)	(4,686)	4,751	18,166	(4,250)	(1,368)	10,898	(6,355)

—	—	(1,313)	(2,518)	(6,585)	(2,051)	(2,908)	(1,525)
—	—	(113)	(204)	(315)	(131)	—	—
—	—	(125)	(170)	(1,677)	(743)	—	—
—	—	—	—	—	—	—	—

(6,945)	(322)	(9,777)	(12,993)	(8,686)	(1,379)	(27,732)	(23,533)
(104)	(2)	(1,072)	(1,356)	(503)	(107)	(38)	(129)
(21)	(9)	(1,298)	(1,271)	(2,945)	(671)	(590)	(601)
—	—	—	—	—	—	—	—
(7,070)	(333)	(13,698)	(18,512)	(20,711)	(5,082)	(31,268)	(25,788)
23,342	153,774	15,230	42,102	122,470	383,353	18,550	145,301
14,813	148,755	6,283	41,756	97,509	376,903	(1,820)	113,158

208,612	59,857	285,468	243,712	678,649	301,746	845,364	732,206
$223,425	$208,612	$291,751	$285,468	$776,158	$678,649	$843,544	$845,364
$ (478)	$ —	$ 1,258	$ 892	$ 5,417	$ 5,966	$ 674	$1,510
58

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 2,894,931	$ 4,589,987	$ 180,713	$ 65,654	$ 48,467	$ 64,111
Reinvested distributions	1,408,137	1,244,437	18,634	44,858	65,160	84,420
Cost of shares reacquired	(3,199,161)	(4,979,432)	(27,226)	(183,133)	(41,229)	(97,598)
Cost of shares reacquired through redemption in-kind	—	(24,618)	—	—	—	—
Net increase/(decrease) in net assets	$ 1,103,907	$ 830,374	$ 172,121	$ (72,621)	$ 72,398	$ 50,933
Administrative Class
Net proceeds from sale of shares	$ 118,382	$ 212,433	$ 23,924	$ 79,485	$ 161	$ 375
Reinvested distributions	39,492	39,175	42,343	59,282	94	103
Cost of shares reacquired	(106,423)	(242,974)	(188,826)	(102,016)	(280)	(164)
Net increase/(decrease) in net assets	$ 51,451	$ 8,634	$(122,559)	$ 36,751	$ (25)	$ 314
Investor Class
Net proceeds from sale of shares	$ 286,037	$ 818,541	$ 3,053	$ 8,724	$ 778	$ 3,323
Reinvested distributions	138,997	112,162	2,892	5,754	1,411	2,244
Cost of shares reacquired	(593,760)	(746,933)	(3,380)	(22,465)	(2,442)	(6,548)
Net increase/(decrease) in net assets	$ (168,726)	$ 183,770	$ 2,565	$ (7,987)	$ (253)	$ (981)
Retirement Class
Net proceeds from sale of shares	$ 510,858	$ —	$ 10	$ —	$ 10	$ —
Cost of shares reacquired	(8,637)	—	—	—	—	—
Net increase/(decrease) in net assets	$ 502,221	$ —	$ 10	$ —	$ 10	$ —
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 41,040	$189,220	$ 41,935	$ 73,424	$153,763	$380,445	$ 106,249	$ 321,703
6,943	297	10,659	15,332	14,725	3,275	25,802	20,489
(21,984)	(37,501)	(24,838)	(59,793)	(78,967)	(91,555)	(114,699)	(192,480)
—	—	—	—	—	—	—	—
$ 25,999	$152,016	$ 27,756	$ 28,963	$ 89,521	$292,165	$ 17,352	$ 149,712

$ 820	$ 3,884	$ 1,603	$ 6,267	$ 13,349	$ 24,969	$ 77	$ 175
104	1	1,185	1,560	817	237	38	129
(3,542)	(882)	(18,397)	(4,119)	(3,970)	(10,553)	(67)	(4,883)
$ (2,618)	$ 3,003	$(15,609)	$ 3,708	$ 10,196	$ 14,653	$ 48	$ (4,579)

$ 46	$ 88	$ 6,209	$ 15,345	$ 42,885	$123,280	$ 2,350	$ 3,966
21	9	1,247	1,367	4,553	1,387	586	593
(116)	(1,342)	(4,383)	(7,281)	(36,414)	(48,132)	(1,796)	(4,391)
$ (49)	$ (1,245)	$ 3,073	$ 9,431	$ 11,024	$ 76,535	$ 1,140	$ 168

$ 10	$ —	$ 10	$ —	$ 11,961	$ —	$ 10	$ —
—	—	—	—	(232)	—	—	—
$ 10	$ —	$ 10	$ —	$ 11,729	$ —	$ 10	$ —
60

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	49,349	73,504	22,263	6,510	4,426	4,431
Shares issued due to reinvestment of distributions	23,073	21,186	2,167	4,649	5,430	6,180
Shares reacquired	(54,872)	(79,918)	(3,232)	(18,066)	(3,607)	(6,619)
Shares reacquired through redemption in-kind	—	(378)	—	—	—	—
Net increase/(decrease) in shares outstanding	17,550	14,394	21,198	(6,907)	6,249	3,992
Beginning of period	377,964	363,570	19,908	26,815	43,049	39,057
End of period	395,514	377,964	41,106	19,908	49,298	43,049
Administrative Class
Shares sold	2,024	3,472	2,996	8,073	16	28
Shares issued due to reinvestment of distributions	655	673	5,095	6,334	8	8
Shares reacquired	(1,835)	(4,007)	(24,067)	(10,162)	(24)	(12)
Net increase/(decrease) in shares outstanding	844	138	(15,976)	4,245	—	24
Beginning of period	9,626	9,488	38,745	34,500	67	43
End of period	10,470	9,626	22,769	38,745	67	67
Investor Class
Shares sold	5,022	13,625	387	901	74	243
Shares issued due to reinvestment of distributions	2,336	1,949	356	628	129	177
Shares reacquired	(10,384)	(12,274)	(434)	(2,322)	(232)	(480)
Net increase/(decrease) in shares outstanding	(3,026)	3,300	309	(793)	(29)	(60)
Beginning of period	34,751	31,451	2,668	3,461	927	987
End of period	31,725	34,751	2,977	2,668	898	927
Retirement Class
Shares sold	8,948	—	1	—	1	—
Shares reacquired	(149)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	8,799	—	1	—	1	—
Beginning of period	—	—	—	—	—	—
End of period	8,799	—	1	—	1	—
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

4,453	17,925	3,769	6,149	8,333	18,601	4,326	11,822
684	28	947	1,316	784	160	1,040	777
(2,339)	(3,434)	(2,194)	(5,018)	(4,217)	(4,486)	(4,610)	(7,127)
—	—	—	—	—	—	—	—
2,798	14,519	2,522	2,447	4,900	14,275	756	5,472
19,882	5,363	19,004	16,557	23,881	9,606	31,573	26,101
22,680	19,882	21,526	19,004	28,781	23,881	32,329	31,573

86	349	137	527	718	1,190	3	7
10	—	105	134	43	12	2	5
(374)	(81)	(1,654)	(340)	(210)	(505)	(3)	(178)
(278)	268	(1,412)	321	551	697	2	(166)
293	25	2,033	1,712	1,418	721	44	210
15	293	621	2,033	1,969	1,418	46	44

5	8	540	1,282	2,275	5,952	96	151
2	1	110	116	243	68	24	23
(12)	(119)	(385)	(608)	(1,940)	(2,341)	(75)	(166)
(5)	(110)	265	790	578	3,679	45	8
58	168	2,428	1,638	8,203	4,524	656	648
53	58	2,693	2,428	8,781	8,203	701	656

1	—	1	—	616	—	1	—
—	—	—	—	(12)	—	—	—
1	—	1	—	604	—	1	—
—	—	—	—	—	—	—	—
1	—	1	—	604	—	1	—
62

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 65.27	$ 61.97	$ 54.71	$ 41.44	$ 38.34	$ 34.73
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.07 [e]	0.06	0.16	0.07	0.05
Net realized and unrealized gains/(losses) on investments	(4.08)	7.05	8.98	13.28	3.07	3.64
Total from investment operations	(4.03)	7.12	9.04	13.44	3.14	3.69
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.17)	(0.04)	(0.08)
Distributions from net realized capital gains[1]	(4.11)	(3.77)	(1.73)	—	—	—
Total distributions	(4.16)	(3.82)	(1.78)	(0.17)	(0.04)	(0.08)
Net asset value end of period	57.08	65.27	61.97	54.71	41.44	38.34
Net assets end of period (000s)	$22,576,491	$24,669,740	$22,531,379	$19,366,148	$14,752,873	$10,682,886
Ratios and Supplemental Data (%)
Total return[b]	(6.59)% [c]	12.16%	16.95%	32.55%	8.21%	10.63%
Ratio of total expenses to average net assets[2]	0.69 [d]	0.68	0.67	0.68	0.68	0.68
Ratio of net expenses to average net assets[a]	0.64 [d]	0.64	0.65	0.65	0.66	0.66
Ratio of net investment income/(loss) to average net assets[a]	0.17 [d]	0.12	0.11	0.35	0.20	0.14
Portfolio turnover	15 [c]	37	34	48	41	53

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 63.73	$ 60.76	$ 53.82	$ 40.79	$ 37.83	$ 34.32
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.16) [e]	(0.17)	(0.01)	0.02	(0.09)
Net realized and unrealized gains/(losses) on investments	(3.98)	6.90	8.84	13.07	2.94	3.60
Total from investment operations	(4.04)	6.74	8.67	13.06	2.96	3.51
Less Distributions
Dividends from net investment income	—	—	—	(0.03)	—	—
Distributions from net realized capital gains[1]	(4.11)	(3.77)	(1.73)	—	—	—
Total distributions	(4.11)	(3.77)	(1.73)	(0.03)	—	—
Net asset value end of period	55.58	63.73	60.76	53.82	40.79	37.83
Net assets end of period (000s)	$ 1,763,207	$ 2,214,518	$ 1,910,930	$ 1,780,774	$ 1,360,248	$ 785,328
Ratios and Supplemental Data (%)
Total return[b]	(6.77)% [c]	11.75%	16.53%	32.04%	7.82%	10.23%
Ratio of total expenses to average net assets[2]	1.06 [d]	1.05	1.04	1.05	1.05	1.05
Ratio of net expenses to average net assets[a]	1.01 [d]	1.01	1.02	1.02	1.03	1.03
Ratio of net investment income/(loss) to average net assets[a]	(0.20) [d]	(0.25)	(0.26)	(0.03)	(0.18)	(0.22)
Portfolio turnover	15 [c]	37	34	48	41	53
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 64.51	$ 61.39	$ 54.29	$ 41.12	$ 38.09	$ 34.52

(0.02) [e]	(0.08) [e]	(0.11)	0.02	—* ,f	(0.03)
(4.04)	6.97	8.94	13.21	3.03	3.60
(4.06)	6.89	8.83	13.23	3.03	3.57

—	—	—	(0.06)	—	—
(4.11)	(3.77)	(1.73)	—	—	—
(4.11)	(3.77)	(1.73)	(0.06)	—	—
56.34	64.51	61.39	54.29	41.12	38.09
$589,855	$620,910	$582,430	$613,413	$597,023	$487,025

(6.72)% [c]	11.88%	16.69%	32.21%	7.95%	10.34%
0.94 [d]	0.93	0.92	0.93	0.93	0.93
0.89 [d]	0.89	0.90	0.90	0.91	0.91
(0.09) [d]	(0.13)	(0.14)	0.11	(0.04)	(0.10)
15 [c]	37	34	48	41	53

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$ 55.79

0.01 [e]
1.28
1.29

—
—
—
57.08
$502,275

2.31% [c]
0.66 [d]
0.60 [d]
0.13 [d]
15 [c]
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.76	$ 11.43	$ 11.76	$ 9.22	$ 8.46	$ 7.82
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	(0.04) [e]	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains/(losses) on investments	(0.45)	0.20	1.55	2.76	0.78	0.67
Total from investment operations	(0.46)	0.16	1.51	2.73	0.76	0.64
Less Distributions
Dividends from net investment income	(0.06)	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.06)	(1.83)	(1.84)	(0.19)	—	—
Total distributions	(1.12)	(1.83)	(1.84)	(0.19)	—	—
Net asset value end of period	8.18	9.76	11.43	11.76	9.22	8.46
Net assets end of period (000s)	$336,059	$194,308	$306,371	$323,666	$286,490	$345,875
Ratios and Supplemental Data (%)
Total return[b]	(5.24)% [c]	1.55%	14.45%	30.13%	8.98%	8.18%
Ratio of total expenses to average net assets[2]	0.85 [d]	0.84	0.84	0.84	0.85	0.86
Ratio of net expenses to average net assets[a]	0.85 [d]	0.84	0.83	0.84	0.85	0.85
Ratio of net investment income/(loss) to average net assets[a]	(0.30) [d]	(0.35)	(0.34)	(0.27)	(0.31)	(0.34)
Portfolio turnover	39 [c]	82	95	111	123	111

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.24	$ 10.95	$ 11.37	$ 8.96	$ 8.25	$ 7.66
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.07) [e]	(0.05)	(0.12)	(0.09)	(0.11)
Net realized and unrealized gains/(losses) on investments	(0.42)	0.19	1.47	2.72	0.80	0.70
Total from investment operations	(0.45)	0.12	1.42	2.60	0.71	0.59
Less Distributions
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.06)	(1.83)	(1.84)	(0.19)	—	—
Total distributions	(1.08)	(1.83)	(1.84)	(0.19)	—	—
Net asset value end of period	7.71	9.24	10.95	11.37	8.96	8.25
Net assets end of period (000s)	$ 22,944	$ 24,647	$ 37,887	$ 35,501	$ 33,543	$ 35,830
Ratios and Supplemental Data (%)
Total return[b]	(5.47)% [c]	1.21%	14.09%	29.54%	8.61%	7.70%
Ratio of total expenses to average net assets[2]	1.22 [d]	1.21	1.21	1.21	1.22	1.23
Ratio of net expenses to average net assets[a]	1.22 [d]	1.21	1.20	1.21	1.22	1.22
Ratio of net investment income/(loss) to average net assets[a]	(0.68) [d]	(0.71)	(0.71)	(0.63)	(0.68)	(0.69)
Portfolio turnover	39 [c]	82	95	111	123	111
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 9.45	$ 11.15	$ 11.54	$ 9.08	$ 8.35	$ 7.74

(0.02) [e]	(0.06) [e]	(0.07)	(0.05)	(0.06)	(0.05)
(0.44)	0.19	1.52	2.70	0.79	0.66
(0.46)	0.13	1.45	2.65	0.73	0.61

(0.04)	—	—	—	—	—
(1.06)	(1.83)	(1.84)	(0.19)	—	—
(1.10)	(1.83)	(1.84)	(0.19)	—	—
7.89	9.45	11.15	11.54	9.08	8.35
$179,707	$366,121	$384,511	$408,494	$315,975	$325,525

(5.47)% [c]	1.29%	14.16%	29.70%	8.74%	7.88%
1.10 [d]	1.09	1.09	1.09	1.10	1.11
1.10 [d]	1.09	1.08	1.09	1.10	1.10
(0.57) [d]	(0.58)	(0.59)	(0.52)	(0.55)	(0.59)
39 [c]	82	95	111	123	111

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$ 7.76

—* ,e
0.41
0.41

—
—
—
8.17
$ 11

5.28% [c]
0.81 [d]
0.81 [d]
(0.05) [d]
39 [c]
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 13.65	$ 15.45	$ 15.72	$ 11.81	$ 12.07	$ 11.88
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	(0.03) [e]	(0.05)	0.03	(0.02)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.76)	0.55	1.91	4.48	0.74	0.65
Total from investment operations	(0.77)	0.52	1.86	4.51	0.72	0.61
Less Distributions
Dividends from net investment income	—	—	—	(0.04)	—	—
Distributions from net realized capital gains[1]	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
Total distributions	(1.58)	(2.32)	(2.13)	(0.60)	(0.98)	(0.42)
Net asset value end of period	11.30	13.65	15.45	15.72	11.81	12.07
Net assets end of period (000s)	$557,152	$587,761	$603,476	$601,255	$474,417	$428,234
Ratios and Supplemental Data (%)
Total return[b]	(6.30)% [c]	3.35%	12.94%	39.90%	6.88%	5.00%
Ratio of total expenses to average net assets[2]	0.85 [d]	0.84	0.83	0.83	0.85	0.85
Ratio of net expenses to average net assets[a]	0.84 [d]	0.83	0.83	0.83	0.84	0.84
Ratio of net investment income/(loss) to average net assets[a]	(0.22) [d]	(0.22)	(0.29)	0.22	(0.16)	(0.32)
Portfolio turnover	51 [c]	78	76	73	63	77

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 12.59	$ 14.47	$ 14.90	$ 11.22	$ 11.57	$ 11.44
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.08) [e]	(0.51)	(0.06)	(0.11)	(0.15)
Net realized and unrealized gains/(losses) on investments	(0.70)	0.52	2.21	4.30	0.74	0.70
Total from investment operations	(0.73)	0.44	1.70	4.24	0.63	0.55
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
Total distributions	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
Net asset value end of period	10.28	12.59	14.47	14.90	11.22	11.57
Net assets end of period (000s)	$ 9,231	$ 11,660	$ 14,266	$ 24,249	$ 19,530	$ 22,008
Ratios and Supplemental Data (%)
Total return[b]	(6.53)% [c]	2.98%	12.53%	39.50%	6.37%	4.66%
Ratio of total expenses to average net assets[2]	1.22 [d]	1.21	1.20	1.20	1.22	1.22
Ratio of net expenses to average net assets[a]	1.21 [d]	1.20	1.20	1.20	1.21	1.21
Ratio of net investment income/(loss) to average net assets[a]	(0.58) [d]	(0.59)	(0.66)	(0.16)	(0.55)	(0.59)
Portfolio turnover	51 [c]	78	76	73	63	77
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$13.04	$14.89	$15.26	$11.46	$11.77	$ 11.62

(0.03) [e]	(0.07) [e]	0.54 [f]	(7.68) [f]	(5.65) [f]	(0.06) [f]
(0.72)	0.54	1.22	12.04	6.32	0.63
(0.75)	0.47	1.76	4.36	0.67	0.57

—	—	—	—	—	—
(1.58)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
(1.58)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
10.71	13.04	14.89	15.26	11.46	11.77
$ 719	$ 877	$ 650	$ 636	$1,122	$36,936

(6.45)% [c]	3.12%	12.65%	39.72%	6.61%	4.76%
1.10 [d]	1.09	1.08	1.08	1.10	1.10
1.09 [d]	1.08	1.08	1.08	1.09	1.09
(0.47) [d]	(0.47)	(0.54)	0.19	(0.74)	(0.54)
51 [c]	78	76	73	63	77

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$10.72

—* ,e
0.59
0.59

—
—
—
11.31
$ 11

5.50% [c]
0.81 [d]
0.80 [d]
(0.22) [d]
51 [c]
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class				Administrative Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,		6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014 [h]		2015	2014 [h]
	(Unaudited)			(Unaudited)
Net asset value beginning of period	$ 10.31	$ 10.77	$ 10.00	$10.27	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.06) [e]	(0.02)	(0.03) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	(0.12)	(0.35)	0.79	(0.06)	(0.34)	0.84
Total from investment operations	(0.14)	(0.41)	0.77	(0.09)	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.35)	(0.05)	—	(0.35)	(0.05)	—
Total distributions	(0.35)	(0.05)	—	(0.35)	(0.05)	—
Net asset value end of period	9.82	10.31	10.77	9.83	10.27	10.75
Net assets end of period (000s)	$222,747	$205,007	$57,779	$ 149	$3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	(1.49)% [c]	(3.78)%	7.70% [c]	(0.99)% [c]	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets[2]	0.87 [d]	0.90	1.60 [d]	1.12 [d]	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	0.87 [d]	0.90	0.90 [d]	1.12 [d]	1.15	1.15 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.46) [d]	(0.55)	(0.67) [d]	(0.66) [d]	(0.80)	(0.90) [d]
Portfolio turnover	36 [c]	103	55 [c]	36 [c]	103	55 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class			Retirement Class
6-Month Period Ended April 30, 2016	Year Ended October 31,		2-Month Period Ended April 30, 2016[g]
	2015	2014 [h]
(Unaudited)			(Unaudited)
$10.24	$10.74	$10.00	$ 9.04

(0.04) [e]	(0.09) [e]	(0.05)	(0.01) [e]
(0.12)	(0.36)	0.79	0.79
(0.16)	(0.45)	0.74	0.78

—	—	—	—
(0.35)	(0.05)	—	—
(0.35)	(0.05)	—	—
9.73	10.24	10.74	9.82
$ 518	$ 599	$1,809	$ 11

(1.70)% [c]	(4.17)%	7.40% [c]	8.63% [c]
1.24 [d]	1.27	1.97 [d]	0.83 [d]
1.24 [d]	1.27	1.27 [d]	0.82 [d]
(0.82) [d]	(0.86)	(1.03) [d]	(0.36) [d]
36 [c]	103	55 [c]	36 [c]
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012 [i]	2011
	(Unaudited)
Net asset value beginning of period	$ 12.16	$ 12.24	$ 10.85	$ 8.52	$ 7.44	$ 7.19
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.15 [e]	0.15	0.14	0.21	0.12
Net realized and unrealized gains/(losses) on investments	0.08	0.70	1.37	2.31	1.06	0.25
Total from investment operations	0.16	0.85	1.52	2.45	1.27	0.37
Less Distributions
Dividends from net investment income	(0.07)	(0.14)	(0.13)	(0.12)	(0.19)	(0.12)
Distributions from net realized capital gains[1]	(0.51)	(0.79)	—	—	—	—
Total distributions	(0.58)	(0.93)	(0.13)	(0.12)	(0.19)	(0.12)
Net asset value end of period	11.74	12.16	12.24	10.85	8.52	7.44
Net assets end of period (000s)	$252,617	$231,033	$202,596	$179,382	$140,323	$261,032
Ratios and Supplemental Data (%)
Total return[b]	1.56% [c]	7.29%	14.13%	29.06%	17.41%	5.14%
Ratio of total expenses to average net assets[2]	0.71 [d]	0.70	0.70	0.71	0.72	0.71
Ratio of net expenses to average net assets[a]	0.68 [d]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income/(loss) to average net assets[a]	1.47 [d]	1.25	1.26	1.43	1.88	1.63
Portfolio turnover	15 [c]	24	32	26	125	43

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012 [i]	2011
	(Unaudited)
Net asset value beginning of period	$ 12.25	$ 12.33	$ 10.94	$ 8.59	$ 7.49	$ 7.24
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.11 [e]	0.13	0.09	0.13	0.05
Net realized and unrealized gains/(losses) on investments	0.08	0.70	1.35	2.34	1.13	0.29
Total from investment operations	0.14	0.81	1.48	2.43	1.26	0.34
Less Distributions
Dividends from net investment income	(0.05)	(0.10)	(0.09)	(0.08)	(0.16)	(0.09)
Distributions from net realized capital gains[1]	(0.51)	(0.79)	—	—	—	—
Total distributions	(0.56)	(0.89)	(0.09)	(0.08)	(0.16)	(0.09)
Net asset value end of period	11.83	12.25	12.33	10.94	8.59	7.49
Net assets end of period (000s)	$ 31,857	$ 29,745	$ 20,189	$ 11,934	$ 11,058	$ 8,603
Ratios and Supplemental Data (%)
Total return[b]	1.37% [c]	6.87%	13.62%	28.52%	17.04%	4.67%
Ratio of total expenses to average net assets[2]	1.08 [d]	1.07	1.07	1.08	1.09	1.09
Ratio of net expenses to average net assets[a]	1.05 [d]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income/(loss) to average net assets[a]	1.11 [d]	0.89	0.88	1.04	1.41	1.27
Portfolio turnover	15 [c]	24	32	26	125	43
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012 [i]	2011
(Unaudited)
$12.15	$ 12.23	$ 10.85	$ 8.51	$ 7.43	$ 7.19

0.07 [e]	0.12 [e]	0.15	0.16 [f]	—* ,f	0.11
0.06	0.70	1.34	2.27	1.25	0.23
0.13	0.82	1.49	2.43	1.25	0.34

(0.05)	(0.11)	(0.11)	(0.09)	(0.17)	(0.10)
(0.51)	(0.79)	—	—	—	—
(0.56)	(0.90)	(0.11)	(0.09)	(0.17)	(0.10)
11.72	12.15	12.23	10.85	8.51	7.43
$7,266	$24,690	$20,927	$13,453	$7,823	$23,251

1.34% [c]	7.02%	13.78%	28.76%	17.15%	4.74%
0.96 [d]	0.95	0.95	0.96	0.97	0.96
0.93 [d]	0.93	0.93	0.93	0.93	0.93
1.18 [d]	1.00	1.02	1.16	1.59	1.37
15 [c]	24	32	26	125	43

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$10.94

0.02 [e]
0.77
0.79

—
—
—
11.73
$ 11

7.22% [c]
0.67 [d]
0.63 [d]
1.08 [d]
15 [c]
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 20.27	$ 20.32	$ 17.50	$ 12.64	$ 11.19	$ 11.00
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [e]	0.34 [e]	0.18	0.28	0.22	0.14
Net realized and unrealized gains/(losses) on investments	(0.54)	(0.07)	2.84	4.86	1.38	0.17
Total from investment operations	(0.31)	0.27	3.02	5.14	1.60	0.31
Less Distributions
Dividends from net investment income	(0.27)	(0.19)	(0.20)	(0.28)	(0.15)	(0.12)
Distributions from net realized capital gains[1]	(0.35)	(0.13)	—	—	—	—
Total distributions	(0.62)	(0.32)	(0.20)	(0.28)	(0.15)	(0.12)
Net asset value end of period	19.34	20.27	20.32	17.50	12.64	11.19
Net assets end of period (000s)	$556,637	$484,078	$195,247	$82,231	$63,551	$56,428
Ratios and Supplemental Data (%)
Total return[b]	(1.42)% [c]	1.32%	17.39%	41.48%	14.50%	2.81%
Ratio of total expenses to average net assets[2]	0.86 [d]	0.86	0.89	0.93	0.99	1.08
Ratio of net expenses to average net assets[a]	0.85 [d]	0.86	0.89	0.93	0.95	0.95
Ratio of net investment income/(loss) to average net assets[a]	2.44 [d]	1.66	1.40	1.87	1.79	1.21
Portfolio turnover	9 [c]	12	13	18	37	32

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 20.19	$ 20.27	$ 17.49	$ 12.63	$ 11.17	$ 10.99
Income from Investment Operations
Net investment income/(loss)[a]	0.19 [e]	0.27 [e]	0.17	0.13	0.20	0.11
Net realized and unrealized gains/(losses) on investments	(0.53)	(0.08)	2.78	4.96	1.35	0.16
Total from investment operations	(0.34)	0.19	2.95	5.09	1.55	0.27
Less Distributions
Dividends from net investment income	(0.20)	(0.14)	(0.17)	(0.23)	(0.09)	(0.09)
Distributions from net realized capital gains[1]	(0.35)	(0.13)	—	—	—	—
Total distributions	(0.55)	(0.27)	(0.17)	(0.23)	(0.09)	(0.09)
Net asset value end of period	19.30	20.19	20.27	17.49	12.63	11.17
Net assets end of period (000s)	$169,441	$165,642	$ 91,724	$19,260	$ 3,087	$ 3,794
Ratios and Supplemental Data (%)
Total return[b]	(1.57)% [c]	0.93%	16.97%	40.99%	14.06%	2.45%
Ratio of total expenses to average net assets[2]	1.23 [d]	1.23	1.26	1.31	1.36	1.45
Ratio of net expenses to average net assets[a]	1.22 [d]	1.23	1.26	1.30	1.32	1.32
Ratio of net investment income/(loss) to average net assets[a]	2.07 [d]	1.29	1.01	1.21	1.43	0.83
Portfolio turnover	9 [c]	12	13	18	37	32
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 20.40	$ 20.47	$ 17.64	$12.74	$11.28	$11.10

0.21 [e]	0.29 [e]	0.25	0.23	0.18	0.12
(0.55)	(0.07)	2.75	4.92	1.40	0.17
(0.34)	0.22	3.00	5.15	1.58	0.29

(0.22)	(0.16)	(0.17)	(0.25)	(0.12)	(0.11)
(0.35)	(0.13)	—	—	—	—
(0.57)	(0.29)	(0.17)	(0.25)	(0.12)	(0.11)
19.49	20.40	20.47	17.64	12.74	11.28
$38,393	$28,929	$14,775	$3,479	$1,274	$1,114

(1.55)% [c]	1.05%	17.15%	41.17%	14.17%	2.61%
1.11 [d]	1.11	1.14	1.19	1.24	1.33
1.10 [d]	1.11	1.14	1.18	1.20	1.20
2.18 [d]	1.41	1.13	1.58	1.53	0.95
9 [c]	12	13	18	37	32

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$ 18.36

0.04 [e]
0.94
0.98

—
—
—
19.34
$11,687

5.34% [c]
0.84 [d]
0.81 [d]
1.18 [d]
9 [c]
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 26.21	$ 27.17	$ 28.89	$ 21.41	$ 19.59	$ 17.85
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.10 [e]	0.06	0.13	0.23	0.08
Net realized and unrealized gains/(losses) on investments	0.22	(0.09)	2.68	7.84	1.64	1.74
Total from investment operations	0.28	0.01	2.74	7.97	1.87	1.82
Less Distributions
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.22)	(0.05)	(0.08)
Distributions from net realized capital gains[1]	(0.89)	(0.91)	(4.41)	(0.27)	—	—
Total distributions	(0.98)	(0.97)	(4.46)	(0.49)	(0.05)	(0.08)
Net asset value end of period	25.51	26.21	27.17	28.89	21.41	19.59
Net assets end of period (000s)	$824,838	$827,423	$709,251	$519,607	$473,100	$543,488
Ratios and Supplemental Data (%)
Total return[b]	1.20% [c]	0.01%	11.03%	37.91%	9.60%	10.17%
Ratio of total expenses to average net assets[2]	0.86 [d]	0.85	0.84	0.84	0.86	0.86
Ratio of net expenses to average net assets[a]	0.86 [d]	0.85	0.84	0.84	0.85	0.84
Ratio of net investment income/(loss) to average net assets[a]	0.52 [d]	0.38	0.33	0.45	0.97	0.31
Portfolio turnover	4 [c]	17	13	22	14	12

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 25.63	$ 26.63	$ 28.45	$ 21.08	$ 19.31	$ 17.60
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.01 [e]	0.09	(0.09)	(0.19) [f]	(0.72) [f]
Net realized and unrealized gains/(losses) on investments	0.22	(0.10)	2.50	7.86	1.96	2.43
Total from investment operations	0.24	(0.09)	2.59	7.77	1.77	1.71
Less Distributions
Dividends from net investment income	—	—	—	(0.13)	—	—*
Distributions from net realized capital gains[1]	(0.89)	(0.91)	(4.41)	(0.27)	—	—
Total distributions	(0.89)	(0.91)	(4.41)	(0.40)	—	—*
Net asset value end of period	24.98	25.63	26.63	28.45	21.08	19.31
Net assets end of period (000s)	$ 17,520	$ 16,797	$ 17,265	$ 17,330	$ 13,820	$ 16,461
Ratios and Supplemental Data (%)
Total return[b]	1.04% [c]	(0.37)%	10.61%	37.41%	9.17%	9.74%
Ratio of total expenses to average net assets[2]	1.23 [d]	1.22	1.21	1.21	1.23	1.23
Ratio of net expenses to average net assets[a]	1.23 [d]	1.22	1.21	1.21	1.22	1.21
Ratio of net investment income/(loss) to average net assets[a]	0.15 [d]	0.02	(0.04)	0.07	0.63	(0.06)
Portfolio turnover	4 [c]	17	13	22	14	12
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$26.07	$27.05	$28.80	$ 21.34	$19.52	$ 17.79

0.03 [e]	0.06 [e]	(0.12)	0.01	0.20	0.02
0.23	(0.13)	2.78	7.87	1.62	1.73
0.26	(0.07)	2.66	7.88	1.82	1.75

—	—	—	(0.15)	—*	(0.02)
(0.89)	(0.91)	(4.41)	(0.27)	—	—
(0.89)	(0.91)	(4.41)	(0.42)	—*	(0.02)
25.44	26.07	27.05	28.80	21.34	19.52
$1,175	$1,144	$5,690	$12,171	$8,786	$24,180

1.10% [c]	(0.28)%	10.74%	37.54%	9.35%	9.84%
1.11 [d]	1.10	1.09	1.09	1.10	1.11
1.11 [d]	1.10	1.09	1.09	1.10	1.09
0.27 [d]	0.21	0.10	0.20	1.10	0.06
4 [c]	17	13	22	14	12

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$23.91

0.01 [e]
1.58
1.59

—
—
—
25.50
$ 11

6.73% [c]
0.82 [d]
0.81 [d]
0.25 [d]
4 [c]
76

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
f	The amount shown for a share outstanding does not correspond with the aggregate net investment income(loss) for the period due to the timing of the sales and purchases in relation to fluctuating market values of the investments of the Fund.
g	For the period March 1, 2016 (inception) through April 30, 2016.
h	For the period February 1, 2014 (inception) through October 31, 2014.
i	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its' Subadviser.
The accompanying notes are an integral part of the Financial Statements.

77

Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2016 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost to the extent amortized cost represents fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
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When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to
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realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the six-month period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
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Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
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Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncement
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. The financial statements have been modified to provide these enhanced disclosures surrounding secured borrowing transactions, if any. The adoption of ASU 2014-11 had no impact on the Funds’ net assets or results of operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2016 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$3,961,972	$3,889,305
Harbor Mid Cap Growth Fund	246,157	207,153
Harbor Small Cap Growth Fund	285,718	279,085
Harbor Small Cap Growth Opportunities Fund	87,315	73,727
VALUE FUNDS
Harbor Large Cap Value Fund	$ 38,751	$ 43,789
Harbor Mid Cap Value Fund	176,394	62,694
Harbor Small Cap Value Fund	35,072	58,021
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. During the term of the loan, the Funds will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest
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on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at April 30, 2016 of equity securities loaned and related cash collateral for Harbor Capital Appreciation Fund was $217,966,000 and $234,391,000, respectively. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.56%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.74
Harbor Small Cap Value Fund	0.75	0.75

a	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion, and 0.53% on assets over $20 billion through February 28, 2017. Previously, the Adviser had contractually reduced the management fee to 0.57% on assets between $5 billion and $10 billion, 0.54% on assets over $10 billion.
b	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee from 0.75% to 0.70% on assets over $500 million through February 28, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into contractual expense limitation agreements with: Harbor Large Cap Value Fund limiting the operating expenses, excluding interest expense (if any), for Harbor Large Cap Value Fund to 0.68%, 0.93%, 1.05% and 0.63% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
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Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.080% of the average daily net assets of all Institutional shares
Administrative Class	0.080% of the average daily net assets of all Administrative shares
Investor Class	0.200% of the average daily net assets of all Investor shares
Retirement Class	0.030% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
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Shareholders
On April 30, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	39,128	—	—	179	39,307	0.0%
Harbor Mid Cap Growth Fund	125,146	—	—	1,289	126,435	0.2
Harbor Small Cap Growth Fund	54,509	—	—	933	55,442	0.1
Harbor Small Cap Growth Opportunities Fund	30,498	—	—	1,106	31,604	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	94,274	—	—	914	95,188	0.4
Harbor Mid Cap Value Fund	53,049	—	—	545	53,594	0.1
Harbor Small Cap Value Fund	25,883	—	—	418	26,301	0.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $344,000 for the six-month period ended April 30, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
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NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,240,579	$8,850,728	$(487,317)	$8,363,411
Harbor Mid Cap Growth Fund	509,446	53,585	(27,262)	26,323
Harbor Small Cap Growth Fund	520,747	84,572	(29,173)	55,399
Harbor Small Cap Growth Opportunities Fund	227,828	17,449	(19,771)	(2,322)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 233,077	$ 62,332	$ (5,369)	$ 56,963
Harbor Mid Cap Value Fund	778,079	69,010	(71,572)	(2,562)
Harbor Small Cap Value Fund	605,917	265,804	(27,993)	237,811

Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the Deutsche Bank and Niese actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Lyondell Chemical Company
In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation
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Note 6—Legal Proceedings—Continued
Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.
The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.
On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.
On July 30, 2014, the defendants filed a motion to dismiss these lawsuits.  The Bankruptcy Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015.  On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.
On November 18, 2015, the Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune Deutsche Bank and Niese actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439,000 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
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Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.08	$1,000	$ 934.10
Hypothetical (5% return)		3.22	1,000	1,021.60
Administrative Class	0.89%
Actual		$4.28	$1,000	$ 932.80
Hypothetical (5% return)		4.47	1,000	1,020.33
Investor Class	1.01%
Actual		$4.85	$1,000	$ 932.30
Hypothetical (5% return)		5.07	1,000	1,019.72
Retirement Class	0.60%
Actual		$2.88	$1,000	$ 934.10
Hypothetical (5% return)		3.02	1,000	1,021.81
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Mid Cap Growth Fund
Institutional Class	0.85%
Actual		$4.12	$1,000	$ 947.60
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.32	$1,000	$ 945.30
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$5.90	$1,000	$ 945.30
Hypothetical (5% return)		6.12	1,000	1,018.65
Retirement Class	0.81%
Actual		$2.88	$1,000	$ 946.50
Hypothetical (5% return)		4.07	1,000	1,020.74
Harbor Small Cap Growth Fund
Institutional Class	0.84%
Actual		$4.05	$1,000	$ 937.00
Hypothetical (5% return)		4.22	1,000	1,020.58
Administrative Class	1.09%
Actual		$5.25	$1,000	$ 935.50
Hypothetical (5% return)		5.47	1,000	1,019.31
Investor Class	1.21%
Actual		$5.82	$1,000	$ 934.70
Hypothetical (5% return)		6.07	1,000	1,018.70
Retirement Class	0.80%
Actual		$3.86	$1,000	$ 937.80
Hypothetical (5% return)		4.02	1,000	1,020.79
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.87%
Actual		$4.30	$1,000	$ 985.10
Hypothetical (5% return)		4.37	1,000	1,020.43
Administrative Class	1.12%
Actual		$5.54	$1,000	$ 990.10
Hypothetical (5% return)		5.62	1,000	1,019.16
Investor Class	1.24%
Actual		$6.12	$1,000	$ 983.00
Hypothetical (5% return)		6.22	1,000	1,018.54
Retirement Class	0.82%
Actual		$4.05	$1,000	$ 985.10
Hypothetical (5% return)		4.12	1,000	1,020.68
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.41	$1,000	$1,015.60
Hypothetical (5% return)		3.42	1,000	1,021.40
Administrative Class	0.93%
Actual		$4.65	$1,000	$1,013.40
Hypothetical (5% return)		4.67	1,000	1,020.12
Investor Class	1.05%
Actual		$5.26	$1,000	$1,013.70
Hypothetical (5% return)		5.27	1,000	1,019.51
Retirement Class	0.63%
Actual		$3.15	$1,000	$1,014.70
Hypothetical (5% return)		3.17	1,000	1,021.65
Harbor Mid Cap Value Fund
Institutional Class	0.85%
Actual		$4.20	$1,000	$ 985.80
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.43	$1,000	$ 984.50
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$6.02	$1,000	$ 984.30
Hypothetical (5% return)		6.12	1,000	1,018.65
Retirement Class	0.81%
Actual		$4.00	$1,000	$ 985.80
Hypothetical (5% return)		4.07	1,000	1,020.74
Harbor Small Cap Value Fund
Institutional Class	0.86%
Actual		$4.31	$1,000	$1,012.00
Hypothetical (5% return)		4.32	1,000	1,020.48
Administrative Class	1.11%
Actual		$5.55	$1,000	$1,011.00
Hypothetical (5% return)		5.57	1,000	1,019.21
Investor Class	1.23%
Actual		$6.15	$1,000	$1,010.40
Hypothetical (5% return)		6.17	1,000	1,018.59
Retirement Class	0.81%
Actual		$4.05	$1,000	$1,012.40
Hypothetical (5% return)		4.07	1,000	1,020.74

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 28 and 29 and March 1, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.
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In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provides services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Access Data Corp., a Broadridge entity (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
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•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Capital Appreciation Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund at meetings of the Board of Trustees held in 2015. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative performance, fee and expense information they considered relevant to their deliberations.
Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees reviewed the Fund’s Institutional Class performance in relation to its Broadridge universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2015, noting that the Fund had outperformed both its universe and group medians according to Broadridge data for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Fund’s one-, three- and five-year rolling returns as of December 31, 2015 each ranked in the first quartile according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2015 while underperforming its benchmark for the ten-year period ended December 31, 2015.
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The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $56.99 billion in assets in this asset class, out of a firm-wide total of approximately $174 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $27.525 billion, showed that the Fund’s contractual management fee was slightly above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered the Adviser’s proposal for a modified voluntary advisory fee waiver breakpoint schedule for the Fund until at least February 28, 2017. It was noted that the revised breakpoints would have both an immediate further fee reduction effect, and, as the Fund grows, a future continuing one. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group median for the four-year period ended December 31, 2015, underperformed its group medians for the one-, two- and five-year periods ended December 31, 2015, and performed at its group median for the three-year period ended December 31, 2015. The Trustees further noted that, according to the Broadridge report, the Fund had outperformed its Broadridge universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns each ranked in the second quartile as of December 31, 2015. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the three-, five- and ten-year periods ended December 31, 2015 but had outperformed its benchmark index for the one-year period ended December 31, 2015.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $3.24 billion in assets in this asset class, out of a firm-wide total of approximately $927 billion in assets under management. The Trustees noted the significant experience of the Fund’s portfolio managers.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $600 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that Adviser’s profitability in managing the Fund was not excessive.
Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Broadridge report, the Fund’s Institutional Class performance exceeded both its group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Morningstar data presented ranked the Fund’s one- and five-year rolling returns as of December 31, 2015 in the second quartile and its three-year rolling return as of December 31, 2015 in the first quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-, three- and ten-year periods ended December 31, 2015 while underperforming the benchmark index for the five-year period ended December 31, 2015.
The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.75 billion in assets in this asset class, out of a firm-wide total of approximately $15.39 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $625 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Small Cap Growth Opportunities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Opportunities Fund (inception date February 1, 2014), the Trustees noted that, according to the Broadridge report, the Fund’s Institutional Class performance underperformed both its group and universe medians for the one-year period ended December 31, 2015 and outperformed both its group and universe medians for the
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since inception period ended December 31, 2015. The Morningstar data presented ranked the Fund’s one-year rolling returns as of December 31, 2015 in the third quartile. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-year and since inception periods ended December 31, 2015.
The Trustees considered the expertise of the Fund’s subadviser, Elk Creek Partners, LLC (“Elk Creek”) in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $925.7 million in assets in this asset class, out of a firm-wide total of approximately $1.44 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to forming Elk Creek.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to both its group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the period ended December 31, 2015. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2015. The Trustees noted that the Fund had changed subadvisers in May of 2012, engaging Aristotle Capital Management, LLC (“Aristotle”) to manage the Fund.
The Trustees considered the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $7.72 billion in assets in the value equity strategy used for the Fund, out of a firm-wide total of approximately $9.26 billion in assets under management. The Trustees also discussed the significant experience of the Fund’s portfolio manager, including his experience prior to joining Aristotle.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $300 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted the Fund’s Institutional Class performance was above both its Broadridge group and universe medians for the two-, three-, four- and five-year periods ended December 31, 2015. The Fund’s performance was below both its Broadridge group and universe medians for the one-year period ended December 31, 2015. The Morningstar data presented showed that the Fund’s three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2015 while the Fund’s one-year rolling returns ranked in the third quartile for the period ended December 31, 2015. The Trustees considered the fact that the Fund had outperformed its benchmark, the Russell Midcap® Value Index, for the three- and five-year periods ended December 31, 2015, but underperformed its benchmark index for the one- and ten-year periods ended December 31, 2015.
The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.3 billion in assets in this asset class, out of a firm-wide total of approximately $84 billion in assets under management. The Trustees reviewed the expertise of the Fund’s portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $700 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below both its group and universe median expense ratios. The Trustees also considered Adviser’s proposal to add a voluntary advisory fee waiver breakpoint for the Fund until at least February 28, 2017. It was noted that the inclusion of a breakpoint would have both an immediate fee reduction effect, and, as the Fund grows, a future continuing one. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
95

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s Institutional Class outperformance relative to both its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. According to the Morningstar data presented, the Fund’s three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2015 while the Fund’s one-year rolling returns ranked in the second quartile for the period ended December 31, 2015. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2015.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.06 billion in assets in this asset class out of $20.2 billion firm wide total. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $850 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.* * *
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
96

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	30	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	30	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	30	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (75) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None
97

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (63) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
98

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
99

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
100

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
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Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
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Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
103

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.DE.0416

Semi-Annual Report
April 30, 2016
International & Global  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	HAINX	HRINX	HIINX	HNINX
Harbor Diversified International All Cap Fund	HAIDX	HRIDX	HIIDX	HNIDX
Harbor International Small Cap Fund	HAISX	HRISX	HIISX	HNISX
Harbor International Growth Fund	HAIGX	HRIGX	HIIGX	HNGFX
Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX	HNGIX
Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX	HNEMX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2016
HARBOR INTERNATIONAL & GLOBAL FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	-2.68%	-2.80%	-2.87%	-2.68% [a]
Harbor Diversified International All Cap Fund	-2.85	-2.99	-3.10	-2.95 [a]
Harbor International Small Cap Fund	5.10 [b]	5.10 [b]	5.00 [b]	5.10 [b]
Harbor International Growth Fund	-0.96	-1.13	-1.13	-0.96 [a]
Harbor Global Growth Fund	-4.09	-4.22	-4.25	-4.09 [a]
Harbor Emerging Markets Equity Fund	-1.67	-1.83	-1.71	-1.67 [a]

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2016
MSCI EAFE (ND); international equity	-3.07%
MSCI All Country World Ex. U.S. (ND); global equity	-1.75
MSCI EAFE Small Cap (ND); international equity	10.37
MSCI All Country World (ND); global equity	-0.94
MSCI Emerging Markets (ND); global equity	-0.13

a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
b	For the period February 1, 2016 (inception) through April 30, 2016.
1

Harbor International & Global Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
INTERNATIONAL AND GLOBAL FUNDS	2012*	2013*	2014*	2015*	2016 [a]
Harbor International Fund
Institutional Class	0.77%	0.74%	0.73%	0.74%	0.77%	0.98%
Administrative Class	1.02	0.99	0.98	0.99	1.02	1.30
Investor Class	1.14	1.11	1.10	1.11	1.14	1.35
Retirement Class	N/A	N/A	N/A	N/A	0.72 [b]	0.83
Harbor Diversified International All Cap Fund
Institutional Class	N/A	N/A	N/A	N/A	0.85%	0.98%
Administrative Class	N/A	N/A	N/A	N/A	1.10	1.30
Investor Class	N/A	N/A	N/A	N/A	1.22	1.35
Retirement Class	N/A	N/A	N/A	N/A	0.80 [b]	0.83
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	N/A	N/A	0.95% [c]	1.25%
Administrative Class	N/A	N/A	N/A	N/A	1.20 [c]	1.58
Investor Class	N/A	N/A	N/A	N/A	1.32 [c]	1.61
Retirement Class	N/A	N/A	N/A	N/A	0.90 [c]	1.08
Harbor International Growth Fund
Institutional Class	0.87%	0.89%	0.85%	0.85%	0.85%	1.01%
Administrative Class	1.12	1.14	1.10	1.10	1.10	1.34
Investor Class	1.24	1.26	1.22	1.22	1.22	1.39
Retirement Class	N/A	N/A	N/A	N/A	0.80 [b]	0.79
Harbor Global Growth Fund
Institutional Class	0.96%	0.90%	0.90%	0.90%	0.90%	0.99%
Administrative Class	1.21	1.15	1.15	1.15	1.15	1.26
Investor Class	1.30	1.27	1.27	1.27	1.27	1.33
Retirement Class	N/A	N/A	N/A	N/A	0.85 [b]	0.79
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	1.25%	1.17%	1.15%	1.28%
Administrative Class	N/A	N/A	1.50	1.43	1.40	1.64
Investor Class	N/A	N/A	1.62	1.55	1.52	1.65
Retirement Class	N/A	N/A	N/A	N/A	1.10 [b]	1.06

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Unaudited annualized figures for the six-month period ended April 30, 2016.
b	Retirement Class shares commenced operations on March 1, 2016.
c	For the period February 1, 2016 (inception) through April 30, 2016.
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
International stock markets moved lower in the first half of fiscal 2016. Shares of companies based in developed overseas markets returned -3.07%, as measured by the MSCI EAFE (ND) Index, even though returns were aided by a weak U.S. dollar. Emerging markets equities returned -0.13%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., had a return of -1.05%. (All international and global returns are in U.S. dollars.)
Concerns about economic growth weighed on international markets in the fiscal first six months. China showed signs of slowing growth. The slowing growth in China and other countries caused commodities prices, including the price of oil, to remain weak. Central banks in Europe and other countries continued to provide stimuli to enhance economic growth.
Harbor International and Global Funds
Harbor’s international and global funds turned in mixed results in the fiscal first six months.
Harbor International Fund returned -2.68%, beating the MSCI EAFE (ND) Index benchmark by 39 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Diversified International All Cap Fund with a return of -2.85% trailed its MSCI All Country World Ex. U.S. (ND) Index by 110 basis points.
Harbor International Small Cap Fund, which launched on February 1, 2016, had a return of 5.10%, lagging its MSCI EAFE Small Cap Index by 527 basis points for its first three months of operation.
Harbor International Growth Fund had a return of -0.96%, beating its MSCI All Country World Ex. U.S. (ND) Index benchmark by 79 basis points.
Harbor Global Growth Fund with a return of -4.09% trailed its MSCI All Country World (ND) Index benchmark by 315 basis points.
Harbor Emerging Market Equity Fund with a return of -1.67% was 154 basis points behind its benchmark, the MSCI Emerging Markets (ND) Index.
	Returns For Periods Ended April 30, 2016
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	-3.07%	-9.32%	1.69%	1.61%	6.24%
MSCI World (ND) (global stocks)	-1.05	-4.17	5.96	4.13	7.57
MSCI All Country World (ND) (global stocks)	-0.94	-5.66	4.69	3.89	N/A
MSCI Emerging Markets (ND) (emerging markets)	-0.13	-17.87	-4.61	2.36	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	-0.07%	-0.83%	10.28%	6.93%	9.82%
S&P 500 (large cap stocks)	0.43	1.21	11.02	6.91	9.99
Russell Midcap® (mid cap stocks)	0.81	-2.14	9.88	7.49	11.26
Russell 2000® (small cap stocks)	-1.90	-5.94	6.98	5.42	8.58
Russell 3000® Growth	-1.64	0.32	11.09	8.03	9.16
Russell 3000® Value	1.87	-0.68	9.85	5.58	10.17
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-6.01%	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	2.23%	-1.36%	5.22%	7.20%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.82	2.72	3.60	4.95	6.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.14	0.15	0.08	1.12	3.64
Barclays U.S. TIPS (inflation-indexed bonds)	3.89	1.12	2.58	4.67	N/A
New International Funds
Harbor Funds launched two new international funds in the fiscal first half. The Harbor Diversified International All Cap Fund was launched on November 2, 2015 with Marathon Asset Management LLC as the subadviser of the fund. On February 1, 2016, the Harbor International Small Cap Fund commenced operations with Baring International Investment Limited as the subadviser. Portfolio managers for both funds are located in London.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global fund can be found in the pages preceding each Fund’s portfolio of investments.
3

Domestic Equity, Strategic Markets, and Fixed Income
U.S. stocks had a roller coaster start to the fiscal year, finishing the first six months of fiscal 2016 about flat. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of -0.07% for the six months ended April 30, 2016. Large cap stocks generally outperformed small cap stocks. Value stocks outperformed growth stocks.
Commodity markets finished lower for the first half of fiscal 2016, driven primarily by concerns about economic growth. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
Fixed income markets generated modest gains in the first half of fiscal 2016. Low or negative rates in some markets, the Federal Reserve’s (Fed) cautious approach to raising short-term rates and the moderate growth of the U.S. economy made the domestic fixed income markets relatively attractive for many investors in the fiscal first half. The broad U.S. investment-grade bond market returned 2.82% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 2.23%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 3.89%. Money market investments had slightly higher although still low returns as the Fed’s December 2015 increase in the federal funds rate moved the federal funds target range up 25 basis points from 0.25% to 0.50%.
A Diversified Portfolio
The market returns of the fiscal first half provide some helpful reminders. U.S equity markets were generally flat. Equity markets outside the U.S. had negative returns. Fixed income market had modest returns. The returns of markets can vary from month to month, quarter to quarter and year to year. Markets are uncertain. A diversified portfolio of stocks, bonds and cash invested in an allocation consistent with your financial objectives and tolerance for risk can help you manage your assets through the uncertainty of the markets.
At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.
Thank you for your investment in Harbor Funds.
June 24, 2016

David G. Van Hooser
Chairman
4

Harbor International Fund
Managers' Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
Long-term total return, principally from growth of capital
Principal Style Characteristics
International large cap value oriented stocks
Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets generally posted negative results for the first half of the fiscal year, with the MSCI EAFE (ND) Index declining -3.07% for the six-months ended April 30, 2016 (All international and global returns are in U.S. dollars.)
Foreign, developed-market equities generally declined sharply in the first four months of the period before recovering much of their losses. Early on, concerns surrounding potentially aggressive monetary tightening by global policy makers, weakness in China, low oil prices and strength in the U.S. dollar weighed on investors. Later in the period, equities bounced back as Chinese, U.S., and European officials moved toward easing, oil prices rebounded, and the dollar weakened.
For U.S.-based investors, the performance of international equities was aided by the dollar’s overall weakness for the six-month period. The currency effect lifted MSCI EAFE (ND) U.S. dollar Index returns by 3.67% over the MSCI EAFE (ND) Local Currency Index returns.
In this environment, sector performance within the benchmark was divergent for the period. Rising oil and commodity prices drove Energy and Materials to outperform their sector peers. Conversely, Financials and Consumer Discretionary were the worst performers in the benchmark, followed by Health Care. From a country perspective, shares of Japanese and United Kingdom (UK)-based companies, representing approximately 23% and 20% of the MSCI EAFE (ND) Index respectively, hindered index performance substantially. Australia was by far the strongest market for the period.
PERFORMANCE
Harbor International Fund returned -2.68% (Institutional Class), -2.80% (Administrative Class), -2.87% (Investor Class), and -2.68% (Retirement Class) for the six-month period, outperforming the -3.07% return of the MSCI EAFE (ND) Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Within the Fund, the Materials sector was the largest contributor to absolute returns, followed by Consumer Staples and Energy. However, that strength was more than offset by weakness in Financials and Health Care. While positions in U.S.-based companies contributed substantially to absolute returns, that was offset by positions in Switzerland and the UK.
On a relative basis, stock selection, especially in the Consumer Discretionary, Materials, and Financials sectors, drove the Fund’s outperformance, more than offsetting negative selection elsewhere, notably Health Care. Selection also more than offset a slight overall drag from sector positioning, driven by above-benchmark exposure to Consumer Discretionary and lack of investment in Telecommunication Services. Stock selection in the U.S. was a major contributor to relative results, along with stocks based in France, which more than offset negative selection in the UK and Switzerland. Country allocation aided relative returns overall, particularly off-benchmark exposure to stocks in Colombia and Canada. However, lack of exposure to Australian stocks was a key detractor.
5

Harbor International Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Las Vegas Sands Corp.	3.8%
Novo Nordisk AS	3.8%
Roche Holding AG	3.1%
Schlumberger Ltd.	2.9%
Shire plc	2.9%
Unibail-Rodamco SE	2.9%
Wynn Resorts Ltd.	2.8%
Essilor International SA	2.7%
Novartis AG	2.6%
Diageo plc	2.5%
Off-benchmark exposure to Wynn Resorts, a U.S.-based hotel and casino operator, largely drove relative gains in the Consumer Discretionary sector. The company, which derives a majority of its revenues from Macao, benefited from a stabilization in that market after a slowdown that resulted from a government-led crackdown on corruption, solid results from its U.S. operations and new capacity coming online. Several of the Fund’s holdings in the Materials sector posted double-digit returns, as prices for gold and other metals rebounded, along with oil. Top contributors to Fund performance included mining companies Barrick Gold and Freeport-McMoRan, Swiss seeds and pesticides group Syngenta – whose shares rallied on news of a takeover by ChemChina – and Colombia-based cement producer Cementos Argos. Elsewhere, Japan Tobacco, Danish insulin maker Novo Nordisk – one of the Fund’s largest holdings – and oilfield-services provider Schlumberger were among the top contributors.
In Financials, stock selection and an underweight to the benchmark’s weakest sector aided relative results. Bancolombia, Colombia’s largest bank, was among the top contributors as its market, which we believe holds much opportunity for growth, rallied along with oil prices. However, several significant detractors also came from the sector, including UK-based global banking group Standard Chartered, Spanish bank Banco Bilbao Vizcaya Argentaria, and Swiss financial services firm UBS.
Stock selection in Health Care negatively impacted relative returns, largely due to an overweight to drug maker Shire, as shares fell after news that it agreed on terms to acquire Baxalta. We believe the deal should provide cost synergies and would create the world’s largest rare disease drug maker. Elsewhere, notable detractors included Swiss luxury goods maker Compagnie Financiere Richemont, Japanese factory automation firm FANUC, and German industrial gas leader Linde.
OUTLOOK & STRATEGY
As of April 30, 2016, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the Health Care, Consumer Staples, and Consumer Discretionary sectors. The biggest underweights were in Telecommunication Services and Utilities, where the portfolio had no exposure, and in the Financials sector. Relative to the benchmark, the Fund’s largest country overweights were in France and the U.S., while the biggest underweights were in Japan, Australia, and the United Kingdom. Sector positioning and country weights generally are a reflection of individual stock selection decisions rather than an active element of the Fund’s investment strategy.
A key element of our investment philosophy is a focus on finding companies with high quality business models that we believe lead to consistency and sustainability of individual stock performance. We believe that thorough and patient due diligence allows us to truly understand companies and industries, using fundamental research to invest in companies that will deliver long-term profit-margin expansion. In a slow-growth, global environment, we believe that companies across all sectors will increasingly look for ways to improve operating efficiency.
Our investments are focused on global franchises that can or do dominate an existing market segment, and should be able to demonstrate pricing power despite slow macroeconomic growth. In addition, many of these companies have well-established positions in major developing economies. While the gap between growth in emerging markets and the developed world is not as wide as it once was, we believe there is room for growth in selected markets, including Colombia, where we have off-benchmark exposure, and through investing in multi-national firms with exposure to and opportunity in those markets.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor International Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011
Cusip	411511306
Ticker	HAINX
Inception Date	12/29/1987
Net Expense Ratio	0.77% [a,b]
Total Net Assets (000s)	$37,157,259

ADMINISTRATIVE CLASS

Fund #	2211
Cusip	411511652
Ticker	HRINX
Inception Date	11/01/2002
Net Expense Ratio	1.02% [a,b]
Total Net Assets (000s)	$591,882

INVESTOR CLASS

Fund #	2411
Cusip	411511645
Ticker	HIINX
Inception Date	11/01/2002
Net Expense Ratio	1.14% [a,b]
Total Net Assets (000s)	$2,597,380

RETIREMENT CLASS

Fund #	2511
Cusip	411512445
Ticker	HNINX
Inception Date	03/01/2016
Net Expense Ratio	0.72% [a,b]
Total Net Assets (000s)	$398,228
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	17	24
Weighted Average Market Cap (MM)	$66,241	$54,468
Price/Earning Ratio (P/E)	24.3x	19.1x
Price/Book Ratio (P/B)	2.7x	2.1x
Beta vs. MSCI EAFE (ND) Index	1.01	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	6% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of a contractual management fee waiver effective through February 28, 2017.
c	Unannualized
7

Harbor International Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor International Fund
Institutional Class	-2.68%	-10.97%	0.72%	3.34%	12/29/1987	$69,450
Administrative Class	-2.80	-11.19	0.46	3.08	11/01/2002	67,729
Investor Class	-2.87	-11.29	0.34	2.96	11/01/2002	66,929
Retirement Class[1]	-2.68	-10.97	0.72	3.34	03/01/2016	69,450
Comparative Index
MSCI EAFE (ND)	-3.07%	-9.32%	1.69%	1.61%	—	$58,682
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Net) and 0.78% (Gross) (Institutional Class); 1.01% (Net) and 1.03% (Gross) (Administrative Class); 1.13% (Net) and 1.15% (Gross) (Investor Class); and 0.71% (Net) and 0.73% (Gross) (Retirement Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor International Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.8%)
COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—2.1%
87,979,712	Rolls-Royce Holdings plc (UK)*	$ 863,102
AUTO COMPONENTS—1.9%
7,433,428	Cie Generale des Etablissements Michelin (FR)[1]	776,422
AUTOMOBILES— 0.8%
4,610,162	Daimler AG (GER)	321,221
BANKS— 8.6%
108,628,324	Banco Bilbao Vizcaya Argentaria SA (SP)	746,473
13,262,775	Bancolombia SA ADR (COL)[2]	513,137
18,419,289	Erste Group Bank AG (AUT)*	530,222
9,677,533	Grupo Aval Acciones y Valores SA ADR (COL)[2]	78,291
884,838,482	Lloyds Banking Group plc (UK)	868,478
93,668,480	Standard Chartered plc (UK)	757,085
		3,493,686
BEVERAGES— 9.3%
9,366,600	Ambev SA (BR)*	52,808
9,366,608	AMBEV SA ADR (BR)*,2	52,359
7,359,657	Anheuser-Busch InBev NV (BEL)	912,994
38,009,705	Diageo plc (UK)	1,027,634
10,288,627	Heineken NV (NET)	965,353
7,330,210	Pernod Ricard SA (FR)	791,772
		3,802,920
CAPITAL MARKETS—2.1%
48,311,459	UBS Group AG (SWS)	837,501
CHEMICALS— 2.5%
2,944,829	Air Liquide SA (FR)[1]	333,993
4,602,296	Linde AG (GER)	704,160
		1,038,153
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—2.3%
79,338,778	Cementos Argos SA (COL)	$ 322,514
17,363,939	Grupo Argos SA (COL)	114,594
9,651,810	LafargeHolcim Ltd. (SWS)*	490,075
		927,183
DIVERSIFIED FINANCIAL SERVICES—2.0%
14,804,449	Grupo de Inversiones Suramericana SA (COL)	200,082
17,049,051	Investor AB (SW)	626,384
		826,466
ELECTRICAL EQUIPMENT—2.2%
2,728,791	Legrand SA (FR)	155,535
11,594,658	Schneider Electric SE (FR)	758,146
		913,681
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
4,643,800	Omron Corp. (JP)	147,380
ENERGY EQUIPMENT & SERVICES—2.9%
14,680,674	Schlumberger Ltd. (US)	1,179,445
FOOD PRODUCTS—2.2%
12,154,151	Nestlé SA (SWS)	907,182
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
8,379,379	Essilor International SA (FR)[1]	1,084,760
5,705,500	Hoya Corp. (JP)	218,488
		1,303,248
HEALTH CARE PROVIDERS & SERVICES—2.3%
4,185,714	Fresenius Medical Care AG & Co. KGaA (GER)	364,312
8,037,669	Fresenius SE & Co. KGaA (GER)	586,093
		950,405
HOTELS, RESTAURANTS & LEISURE—7.0%
68,826,200	Genting Bhd (MAL)	155,591
34,195,949	Las Vegas Sands Corp. (US)	1,543,947
11,304,800	MGM China Holdings Ltd. (CYM )	15,984
12,952,145	Wynn Resorts Ltd. (US)	1,143,675
		2,859,197
HOUSEHOLD PRODUCTS—1.9%
7,920,586	Reckitt Benckiser Group plc (UK)	771,615
INSURANCE— 5.5%
4,208,125	Allianz SE (GER)	715,919
29,287,854	AXA SA (FR)[1]	739,507
23,580,800	Tokio Marine Holdings Inc. (JP)	771,622
		2,227,048
INTERNET SOFTWARE & SERVICES—2.4%
12,675,249	Alibaba Group Holding Ltd. ADR (CHN)*,2	975,234
MACHINERY— 4.6%
30,414,585	Atlas Copco AB (SW)	787,958
3,674,500	FANUC Corp. (JP)	542,804
2,300,822	Sandvik AB (SW)	23,639
1,816,200	SMC Corp. (JP)	442,898
5,620,548	Weir Group plc (UK)[1]	98,728
		1,896,027
MEDIA— 2.9%
9,871,700	Dentsu Inc. (JP)	501,571

9

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA— Continued
7,888,495	JCDecaux SA (FR)	$ 349,521
3,873,642	Liberty Global plc Class A (UK)*	146,153
4,795,929	Liberty Global plc Class C (UK)*	175,531
		1,172,776
METALS & MINING—1.7%
10,632,636	Barrick Gold Corp. (CAN)	205,954
24,194,779	Freeport-McMoRan Inc. (US)*	338,727
63,903,040	Glencore plc (UK)*	152,723
		697,404
PERSONAL PRODUCTS—1.9%
4,261,611	L'Oreal SA (FR)[1]	774,103
PHARMACEUTICALS— 12.6%
47,081,848	Indivior plc (UK)	110,872
13,720,098	Novartis AG (SWS)	1,044,130
27,636,103	Novo Nordisk AS (DEN)	1,543,044
4,974,049	Roche Holding AG (SWS)	1,258,480
19,156,536	Shire plc (UK)	1,195,407
		5,151,933
REAL ESTATE INVESTMENT TRUSTS (REITs)—3.1%
2,477,799	British Land Co. plc (The) (UK)	26,070
624,957	Great Portland Estates plc (UK)	6,930
1,631,526	Land Securities Group plc (UK)	27,024
4,477,418	Unibail-Rodamco SE (FR)	1,200,150
		1,260,174
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
4,102,934	ASML Holding NV (NET)	396,572
SOFTWARE— 1.6%
8,086,030	SAP SE (GER)	634,438
TEXTILES, APPAREL & LUXURY GOODS—4.5%
10,084,982	Cie Financiere Richemont SA (SWS)	672,469
160,290	Hermes International SA (FR)	57,088
3,722,381	LVMH Moet Hennessy Louis Vuitton SE (FR)[1]	620,192
1,399,443	Swatch Group AG (SWS)[1]	477,464
		1,827,213
TOBACCO— 1.6%
15,524,000	Japan Tobacco Inc. (JP)	634,278
TOTAL COMMON STOCKS
(Cost $32,868,148)		39,566,007

PREFERRED STOCKS—0.1%
AEROSPACE & DEFENSE—0.0%
6,246,559,552	Rolls-Royce Holdings plc (UK)*	9,127 [x]
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,382,217	Grupo de Inversiones Suramericana SA (COL)	18,438
TOTAL PREFERRED STOCKS
(Cost $28,399)		27,565

RIGHTS/WARRANTS— 0.0%
(Cost $14,434)
No. of Contracts		Value
HOTELS, RESTAURANTS & LEISURE—0.0%
	Genting Bhd (MAL)[3]
30,633,782	12/18/2018	$ 12,939

SHORT-TERM INVESTMENTS—7.0%
Principal Amount
COMMERCIAL PAPER—1.6%
	General Electric Co.
$100,000	0.310%—05/09/2016	100,000
	Toyota Motor Credit
100,000	0.270%—05/06/2016	100,000
100,000	0.280%—05/05/2016	100,000
250,000	0.290%—05/03/2016-05/12/2016	250,000
100,000	0.300%—05/03/2016	100,000
		550,000
		650,000
REPURCHASE AGREEMENTS—0.4%
153,311	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $156,380)	153,311
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—5.0%
2,043,154,966	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.500%)[4]	2,043,155
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,846,466)		2,846,466
TOTAL INVESTMENTS—104.2%
(Cost $35,757,447)		42,452,977
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.2)%		(1,708,228)
TOTAL NET ASSETS—100.0%		$40,744,749

10

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 321,684	$29,092,940	$ —	$29,414,624
Latin America	1,333,785	15,984	—	1,349,769
North America	4,411,748	—	—	4,411,748
Pacific Basin	975,234	3,414,632	—	4,389,866
Preferred Stocks
Europe	—	—	9,127	9,127
Latin America	18,438	—	—	18,438
Rights/Warrants
Pacific Basin	12,939	—	—	12,939
Short-Term Investments
Commercial Paper	—	650,000	—	650,000
Repurchase Agreements	—	153,311	—	153,311
Investment Company-Securities Lending Investment Fund	—	2,043,155	—	2,043,155
Total Investments in Securities	$7,073,828	$35,370,022	$9,127	$42,452,977

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2016[w] (000s)
Preferred Stocks	$12,896	$9,078	$(12,897)	$—	$—	$50	$—	$—	$9,127
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$9,127	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	A portion or all of this security was out on loan as of April 30, 2016.
2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
3	Security has been deemed illiquid at April 30, 2016.
4	Represents the investment of collateral received from securities lending activities.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2016 (000s)
	Preferred Stocks	$49
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Diversified International All Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
William J. Arah
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
Michael Godfrey
Since 2015
David Cull
Since 2015
Robert Anstey
Since 2015
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Foreign companies selected for long-term growth potential
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets declined slightly over the six-month period, with the MSCI All Country World Ex-U.S. Index down -1.75% (all international and global returns are in terms of U.S. dollars). In our view, macroeconomic-oriented concerns continued to dominate investor attention and, as a result, broadly weighed on sentiment in riskier assets through the first month of 2016 before reversing course sharply in mid-February. That reversal saw commodity prices and several commodity-linked markets (such as Brazil, Russia, Australia and Canada) rally through the remainder of the period. The surprising introduction of a negative interest rate policy by the Bank of Japan drove that equity market lower, led by Financials, and further added to the somewhat schizophrenic volatility of international equity markets over the first few months of 2016. Somewhat counter-intuitive to what would be expected following the news from the Bank of Japan, the Japanese Yen actually strengthened, with sentiment in larger export-oriented Nikkei constituents hampered as a result. The British Pound Sterling continued to weaken due to short-term investor concern over the possibility of a so-called “Brexit” – Britain withdrawing from the European Union.
Performance
The Fund underperformed the MSCI All Country World Ex-U.S. Index (ND) benchmark over the six-month period with returns of -2.85% (Institutional Class), -2.99% (Administrative Class), -3.10% (Investor Class), and -2.95% (Retirement Class) while the benchmark returned -1.75%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Positive contributions from stock selection were more than offset by the combined negative influence due to regional allocation and corresponding currency exposure. More specifically, stock selection in Europe and the emerging markets were both notable positive contributors to relative performance. Conversely, the Fund’s significant relative overweight to Japan and relative underweight to the emerging markets region both exerted a negative influence on relative returns over the six-month period. From a currency standpoint, the Fund’s overweight exposure to the British Pound Sterling was another notable negative contributor. This was largely offset due to the Fund’s overweight exposure to the stronger Japanese Yen.
From a sector standpoint, the Fund’s aggregate underweight to Healthcare (namely pharmaceuticals) and stock selection within that sector were both positive contributors. Stock selection in Consumer Discretionary was another notable positive contributor to relative returns over the period. Conversely, stock selection in Financials exerted a negative influence on performance. This was primarily due to holdings in several Japanese banks and insurance companies. Finally, the Fund’s underweight in the energy sector was also a slight drag on performance amid a snapback rally in commodity-related markets.
Within the context of the above performance attribution highlights over the six-month period, and particularly in light of heightened market volatility and the nearer-term reversal of several longer-standing market trends (e.g. weakening commodity prices and investor aversion to several key emerging markets), it is important to emphasize that, despite nearer-term market volatility, Fund turnover remained low (with an implied holding period of over 8 years). This was consistent with our long-term supply-side, bottom-up orientation of the investment philosophy and process. Furthermore, stock selection remained a positive contributor to relative returns across every region of the Fund.

12

Harbor Diversified International All Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Nippon Telegraph & Telephone Corp.	1.5%
Fujifilm Holdings Corp.	1.3%
Vestas Wind Systems AS	1.2%
Reckitt Benckiser Group plc	1.1%
ASSA Abloy AB	1.0%
Intertek Group plc	1.0%
Rightmove plc	1.0%
Sampo OYJ	1.0%
Compass Group plc	0.9%
Fresenius Medical Care AG & Co. KGaA	0.9%
Outlook & Strategy
We believe the market outlook continues to remain finely balanced. The much weaker oil price, the decision by the U.S. Federal Reserve to defer their tightening program and the ongoing and enhanced quantitative easing program in Europe, should all benefit risk asset prices. However, there are a number of risks in the market. We believe that the weakness of the Chinese and some other emerging market economies as well as the slight slowdown in the U.S., are cause for concern. In Japan, we remain positive from a microeconomic-perspective, and whilst shorter-term volatility will remain high, any end to (or reversal of) foreign selling should see a sharp rebound in that market as domestic Japanese market participants remain stable. We remain focused on bottom-up stock selection with an aim to invest in businesses where we believe the capital cycle dynamics and capital allocation decisions by management remain favorable or are improving.

This report contains the current opinions of Marathon Asset Management LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Diversified International All Cap Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2038
Cusip	411512593
Ticker	HAIDX
Inception Date	11/02/2015
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$158,062

ADMINISTRATIVE CLASS

Fund #	2238
Cusip	411512585
Ticker	HRIDX
Inception Date	11/02/2015
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$242

INVESTOR CLASS

Fund #	2438
Cusip	411512577
Ticker	HIIDX
Inception Date	11/02/2015
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$268

RETIREMENT CLASS

Fund #	2538
Cusip	4115125437
Ticker	HNIDX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	40	47
Weighted Average Market Cap (MM)	$31,412	$50,969
Price/Earning Ratio (P/E)	20.4x	18.0x
Price/Book Ratio (P/B)	2.4x	2.1x
Beta vs. MSCI All Country World Ex. U.S. (ND)	0.68	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	5% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
14

Harbor Diversified International All Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	5 Years	Unannualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class	-2.85%	N/A	N/A	-2.85%	11/02/2015	$48,577
Administrative Class	-2.99	N/A	N/A	-2.99	11/02/2015	48,507
Investor Class	-3.10	N/A	N/A	-3.10	11/02/2015	48,450
Retirement Class[1]	-2.95	N/A	N/A	-2.95	03/01/2016	48,527
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-1.75%	N/A	N/A	-1.75%	—	$49,124
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.57% (Gross) (Institutional Class); 1.10% (Net) and 1.82% (Gross) (Administrative Class); 1.22% (Net) and 1.94% (Gross) (Investor Class); and 0.80% (Net) and 1.52% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
15

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.8%)
COMMON STOCKS—96.2%
Shares		Value
AEROSPACE & DEFENSE—1.6%
9,658	Airbus Group SE (FR)	$ 604
105,024	BAE Systems plc (UK)	733
COMMON STOCKS—Continued
Shares		Value
AEROSPACE & DEFENSE—Continued
61,264	Rolls-Royce Holdings plc (UK)*	$ 601
3,630	Thales SA (FR)	314
14,193	Zodiac Aerospace (FR)	333
		2,585
AIR FREIGHT & LOGISTICS—0.6%
5,769	Oesterreichische Post AG (AUT)*	226
32,000	Yamato Holdings Co. Ltd. (JP)	645
		871
AIRLINES— 0.2%
41,378	Air France-KLM (FR)*	371
AUTO COMPONENTS—0.4%
5,904	Nokian Renkaat OYJ (FIN)	218
17,600	Sumitomo Electric Industries Ltd. (JP)	212
3,900	Toyota Industries Corp. (JP)	169
		599
AUTOMOBILES— 2.0%
8,273	Bayerische Motoren Werke AG (GER)	765
3,871	Hyundai Motor Co. (S. KOR)	486
201,266	Piaggio & C. SpA (IT)	447
27,500	Toyota Motor Corp. (JP)	1,394
		3,092
BANKS— 8.3%
17,188	Alpha Bank AE (GRC)*	37
7,991	Banco Santander SA (SP)	41
8,308	Bancolombia SA ADR (COL)[1]	321
81,800	Bangkok Bank PCL (THA)	383
2,619,947	Bank of Ireland (IE)*	796
1,022	Bank Pekao SA (POL)	41
285,283	Barclays plc (UK)	716
5,243	BGEO Group plc (UK)	176
14,432	BNP Paribas SA (FR)	764
40,000	Chiba Bank Ltd. (JP)	202
31,000	Concordia Financial Group Ltd. (JP)*	149
3,682	Danske Bank AS (DEN)	104
16,100	DBS Group Holdings Ltd. (SGP)	182
20,472	DNB ASA (NOR)	262
15,633	Hana Financial Group Inc. (S. KOR)	351
74,176	HSBC Holdings plc (UK)	494
51,405	Intesa Sanpaolo SpA (IT)	143
28,300	Kasikornbank PCL (THA)	134
7,080	KB Financial Group Inc. (S. KOR)	217
481	Komercni Banka AS (CZ)	99
940,361	Lloyds Banking Group plc (UK)	923
86,100	Mitsubishi UFJ Financial Group Inc. (JP)	397
540,100	Mizuho Financial Group Inc. (JP)	810
26,274	Nordea Bank AB (SW)	255
146,800	Resona Holdings Inc. (JP)	519
41,234	Sberbank of Russia PJSC ADR (RUS)[1]	331
18,880	Shinhan Financial Group Co. Ltd. (S. KOR)	692
23,608	Standard Bank Group Ltd. (S. AFR)	212
32,822	Standard Chartered plc (UK)	265
30,300	Sumitomo Mitsui Financial Group Inc. (JP)	912
74,378	Svenska Handelsbanken AB (SW)	992
37,900	Thanachart Capital PCL (THA)	38
154,554	Turkiye Garanti Bankasi AS (TUR)	476
145,121	Unicredit SpA (IT)	563
6,400	United Overseas Bank Ltd. (SGP)	88
		13,085

16

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BEVERAGES— 4.4%
10,204	Anheuser-Busch InBev NV (BEL)	$ 1,266
5,641	Carlsberg AS (DEN)	550
176,000	China Resources Beer Holdings Co. Ltd. (HK)*	386
31,021	Cia Cervecerias Unidas SA (CL)	348
61,818	Coca-Cola Amatil Ltd. (AUS)	403
11,416	Davide Campari-Milano SpA (IT)	110
34,571	Diageo plc (UK)	935
12,677	Heineken NV (NET)	1,189
5,277	Hite Jinro Co. Ltd. (S. KOR)	129
96,600	Kirin Holdings Co. Ltd. (JP)	1,393
48,000	Tsingtao Brewery Co. Ltd. (CHN)	182
		6,891
BUILDING PRODUCTS—2.4%
72,782	ASSA Abloy AB (SW)	1,529
3,428	Geberit AG (SWS)	1,319
30,700	LIXIL Group Corp. (JP)	643
18,312	Wienerberger AG (AUT)	362
		3,853
CAPITAL MARKETS—1.8%
87,733	3i Group plc (UK)	609
31,100	BTG Pactual Group (BR)*	178
5,032	Close Brothers Group plc (UK)	89
75,530	ICAP plc (UK)	518
40,022	Jupiter Fund Management plc (UK)	247
108,600	Nomura Holdings Inc. (JP)	461
43,341	UBS Group AG (SWS)	751
		2,853
CHEMICALS— 2.3%
8,634	Akzo Nobel NV (NET)	613
11,855	BASF SE (GER)	981
20,557	DuluxGroup Ltd. (AUS)	100
687	Enaex SA (CL)	7
24,966	Orica Ltd. (AUS)	289
687	Sociedad Quimica y Minera de Chile SA ADR (CL)[1]	14
111,000	Sumitomo Chemical Co. Ltd. (JP)	502
4,749	Symrise AG (GER)	315
46,446	Tikkurila OYJ (FIN)[2]	815
		3,636
COMMERCIAL SERVICES & SUPPLIES—2.3%
16,514	Berendsen plc (UK)	285
362,317	Cleanaway Waste Management Ltd. (AUS)	216
15,401	Edenred (FR)	304
3,028	Elis SA (FR)*	56
219,318	G4S plc (UK)	605
85,096	Homeserve plc (UK)	516
3,315	ISS AS (DEN)	126
2,302	S-1 Corp. (S. KOR)	188
11,100	Secom Co. Ltd. (JP)	853
309,488	Serco Group plc (UK)*	435
51,539	Spotless Group Holdings Ltd. (AUS)*	50
		3,634
COMMUNICATIONS EQUIPMENT—0.2%
48,063	Telefonaktiebolaget Lm Ericsson (SW)	389
CONSTRUCTION & ENGINEERING—1.3%
12,054	Boskalis Westminster (NET)	502
1,100	Kinden Corp. (JP)	13
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
125,800	Obayashi Corp. (JP)	$ 1,233
35,000	Shimizu Corp. (JP)	314
		2,062
CONSTRUCTION MATERIALS—0.2%
2,353	CRH plc (IE)	69
792	Imerys SA (FR)	58
1,802	Vicat SA (FR)	125
		252
CONSUMER FINANCE—0.9%
78,549	International Personal Finance plc (UK)	307
95,052	Non-Standard Finance plc (UK)*,3	89
23,162	Provident Financial plc (UK)	988
		1,384
CONTAINERS & PACKAGING—0.9%
9,192	Amcor Ltd. (AUS)	107
16,565	Orora Ltd. (AUS)	33
55,394	Rexam plc (UK)	507
38,800	Toyo Seikan Group Holdings Ltd. (JP)	765
		1,412
DISTRIBUTORS— 0.1%
10,661	Inchcape plc (UK)	106
DIVERSIFIED FINANCIAL SERVICES—0.4%
372,000	First Pacific Co. Ltd. (BM)	236
39,532	IG Group Holdings plc (UK)	447
		683
DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
116,824	Cable & Wireless Communications plc (UK)	126
51,709	Deutsche Telekom AG (GER)	908
141,334	Koninklijke KPN NV (NET)	555
3,059	KT Corp. (S. KOR)	82
20,419	LG Uplus Corp. (S. KOR)	200
52,900	Nippon Telegraph & Telephone Corp. (JP)	2,367
134,129	Spark New Zealand Ltd. (NZ)	347
11,032	Telkom SA SOC Ltd. (S. AFR)	44
		4,629
ELECTRIC UTILITIES—0.6%
88,900	EDP - Energias do Brasil SA (BR)*	331
53,600	Tohoku Electric Power Co. Inc. (JP)	685
		1,016
ELECTRICAL EQUIPMENT—2.0%
19,716	Legrand SA (FR)	1,124
352,850	TECO Electric And Machinery Co. Ltd. (TW)	278
25,468	Vestas Wind Systems AS (DEN)	1,823
		3,225
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
9,900	Azbil Corp. (JP)	254
73,000	Chroma ATE Inc. (TW)	162
48,735	Delta Electronics Inc. (TW)	226
212,000	Hitachi Ltd. (JP)	971
13,446	Spectris plc (UK)	359
		1,972

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—0.6%
23,111	Amec Foster Wheeler plc (UK)	$ 167
4,367	Petrofac Ltd. (UK)	54
1,278,747	Saipem SpA (IT)*	614
1,222	Technip SA (FR)	72
10,663	Vallourec SA (FR)*	56
		963
FOOD & STAPLES RETAILING—1.7%
22,809	Almacenes Exito SA (COL)	128
6,100	Dairy Farm International Holdings Ltd. (BM)	42
25,644	Grupo Comercial Chedraui SA de CV (MEX)	73
30,252	Koninklijke Ahold NV (NET)	659
91,567	Metcash Ltd. (AUS)*	122
44,122	O'Key Group SA GDR (LUX)[4]	101
32,000	Seven & I Holdings Co. Ltd. (JP)	1,306
113,980	Tesco plc (UK)*	286
		2,717
FOOD PRODUCTS—1.6%
199,000	China Mengniu Dairy Co. Ltd. (CYM )	337
54,530	Devro plc (UK)	222
8,000	NH Foods Ltd. (JP)	178
52,100	Nippon Suisan Kaisha Ltd. (JP)	288
2,543	PGG Wrightson Ltd. (NZ)	1
133,300	Super Group Ltd. (SGP)	96
76,255	Tingyi Cayman Islands Holding Corp. (CHN)	89
12,300	Toyo Suisan Kaisha Ltd. (JP)	434
9,009	Viscofan SA (SP)	506
425,000	Want Want China Holdings Ltd. (CYM )	326
		2,477
HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
18,214	Coloplast AS (DEN)	1,364
32,685	GN Store Nord AS (DEN)	643
6,790	Smith & Nephew plc (UK)	115
2,720	Sonova Holding AG (SWS)	364
21,700	Top Glove Corp. Bhd (MAL)*	28
7,192	William Demant Holding Group AS (DEN)*	740
		3,254
HEALTH CARE PROVIDERS & SERVICES—1.5%
44,000	Alfresa Holdings Corp. (JP)	847
17,114	Fresenius Medical Care AG & Co. KGaA (GER)	1,490
103,335	Sigma Pharmaceuticals Ltd. (AUS)	86
		2,423
HOTELS, RESTAURANTS & LEISURE—4.2%
271,000	Ajisen China Holdings Ltd. (CYM )	115
11,647	Carnival plc (UK)	581
82,971	Compass Group plc (UK)	1,478
142,600	GL Ltd. (BM)	97
33,385	GVC Holdings plc (IM)*	264
145,500	Hongkong & Shanghai Hotels Ltd. (HK)	173
137,183	Merlin Entertainments plc (UK)[3]	867
8,778	Millennium & Copthorne Hotels plc (UK)	59
6,403	Opap SA (GRC)	48
11,020	Paddy Power Betfair plc (IE)	1,478
121,258	SSP Group plc (UK)	510
250,136	Thomas Cook Group plc (UK)*	323
42,931	TUI AG (GER)	623
		6,616
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—0.5%
19,747	Barratt Developments plc (UK)	$ 154
10,605	Gud Holdings Ltd. (AUS)	68
124,700	MRV Engenharia E Participacoes SA (BR)	436
7,700	Sumitomo Forestry Co. Ltd. (JP)	89
		747
HOUSEHOLD PRODUCTS—1.1%
17,247	Reckitt Benckiser Group plc (UK)	1,680
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.2%
1,836,600	Energy Development Corp. (PHIL)	231
523,500	Lopez Holdings Corp. (PHIL)	81
		312
INDUSTRIAL CONGLOMERATES—2.0%
68,000	CK Hutchison Holdings Ltd. (HK)	813
7,960	DCC plc (IE)	706
13,100	Jardine Matheson Holdings Ltd. (HK)	722
19,506	Koninklijke Philips Electronics NV (NET)	536
1,815	LG Corp. (S. KOR)	108
151,215	Quinenco SA (CL)	298
		3,183
INSURANCE— 4.7%
23,145	Admiral Group plc (UK)	629
20,044	AXA SA (FR)	506
85,500	Dai-ichi Life Insurance Co. Ltd. (JP)	1,028
30,900	Great Eastern Holdings Ltd. (SGP)[2]	513
1,062	Hannover Rueck SE (GER)	121
172	Helvetia Holding AG (SWS)	93
66,700	Japan Post Holdings Co. Ltd. (JP)	899
44,900	MS&AD Insurance Group Holdings Inc. (JP)	1,186
76,051	Old Mutual plc (UK)	208
35,849	Sampo OYJ (FIN)	1,568
108	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	28
15,900	Sompo Japan Nipponkoa Holdings Inc. (JP)	417
15,126	St. James's Place plc (UK)	192
4,543	Topdanmark AS (DEN)*	120
		7,508
INTERNET & CATALOG RETAIL—0.1%
23,700	B2W Cia Digital (BR)*	94
259	CJ O Shopping Co. Ltd. (S. KOR)	45
275	GS Home Shopping Inc. (S. KOR)	45
		184
INTERNET SOFTWARE & SERVICES—2.1%
2,565	Baidu Inc. ADR (CHN)*,1	498
40,515	Just Eat plc (UK)*	228
96,084	Moneysupermarket.com Group plc (UK)	441
28,838	Rightmove plc (UK)	1,630
25,822	Yandex NV (RUS)*	529
		3,326
IT SERVICES—1.1%
82,000	Fujitsu Ltd. (JP)	287
2,389	Genpact Ltd. (US)*	67
24,400	NTT Data Corp. (JP)	1,270
54,000	Travelsky Technology Ltd. (CHN)	100
		1,724
LEISURE PRODUCTS—0.7%
6,947	Amer Sports OYJ (FIN)	206

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
LEISURE PRODUCTS—Continued
36,200	Bandai Namco Holdings Inc. (JP)	$ 771
170,000	Goodbaby International Holdings Ltd. (CYM )*	95
		1,072
LIFE SCIENCES TOOLS & SERVICES—0.4%
1,481	Eurofins Scientific SE (LUX)	549
1,233	Gerresheimer AG (GER)	92
		641
MACHINERY— 1.8%
2,767	Andritz AG (AUT)	155
81,864	CNH Industrial NV (IT)	629
2,449	Gea Group AG (GER)	114
3,268	IMI plc (UK)	45
5,780	Metso OYJ (FIN)	139
136,000	Mitsubishi Heavy Industries Ltd. (JP)	483
24,662	Rotork plc (UK)	68
47,600	Sandvik AB (SW)	489
1,981	Stabilus SA (LUX)*	99
5,136	Wartsila OYJ Abp (FIN)	220
238,000	Yungtay Engineering Co. Ltd. (TW)	345
		2,786
MARINE— 0.2%
1,718,203	Cia Sud Americana de Vapores SA (CL)*	36
68,485	Grindrod Ltd. (S. AFR)	69
44,679	Irish Continental Group plc (IE)	264
		369
MEDIA— 4.4%
7,938	Axel Springer SE (GER)	444
8,931	CTS Eventim AG & Co. KGaA (GER)	313
49,364	Daily Mail & General Trust plc (UK)	504
1,400	Dentsu Inc. (JP)	71
346,555	Fairfax Media Ltd. (AUS)	208
41,700	Fuji Media Holdings Inc. (JP)	472
36,941	Informa plc (UK)	354
304,744	ITV plc (UK)	1,005
4,084	JCDecaux SA (FR)	181
24,487	Mediaset Espana Comunicacion SA (SP)	319
8,336	Modern Times Group Mortgage AB (SW)	250
25,420	Nippon Television Holdings Inc. (JP)	410
51,520	RELX plc (UK)	913
14,444	Schibsted ASA (NOR)*	416
17,067	Sky plc (UK)	235
50,400	Television Broadcasts Ltd. (HK)	188
29,369	WPP plc (UK)	686
		6,969
METALS & MINING—2.7%
29,321	Acerinox SA (SP)	347
340,450	Alumina Ltd. (AUS)	385
1,022	Anglo American Platinum Ltd. (S. AFR)*	30
38,041	Anglo American plc (UK)*	426
7,812	Antofagasta plc (UK)	55
36,831	ArcelorMittal (LUX)*	208
10,003	BHP Billiton Ltd. (AUS)	156
23,996	BHP Billiton plc (UK)	328
89,554	BlueScope Steel Ltd. (AUS)	437
13,818	Cia de Minas Buenaventura SAA ADR (PER)*,1	140
163,586	Glencore plc (UK)*	391
34,871	Iluka Resources Ltd. (AUS)	169
39,700	JFE Holdings Inc. (JP)	557
COMMON STOCKS—Continued
Shares		Value
METALS & MINING—Continued
21,879	Newcrest Mining Ltd. (AUS)*	$ 319
11,704	Rio Tinto plc (UK)	393
		4,341
MULTILINE RETAIL—0.7%
29,200	Isetan Mitsukoshi Holdings Ltd. (JP)	310
2,135	Lotte Shopping Co. Ltd. (S. KOR)	508
22,300	Marui Group Co. Ltd. (JP)	341
		1,159
MULTI-UTILITIES— 0.2%
11,739	Centrica plc (UK)	41
4,205	E.ON SE (GER)	44
18,392	National Grid plc (UK)	262
		347
OIL, GAS & CONSUMABLE FUELS—2.6%
217,689	BP plc (UK)	1,199
29,569	Canadian Natural Resources Ltd. (CAN)	888
174,300	CNOOC Ltd. (CHN)	215
5,330	Lukoil PJSC ADR (RUS)[1]	227
37,189	Royal Dutch Shell plc (UK)	979
16,759	Santos Ltd. (AUS)	60
21,418	Statoil ASA (NOR)	377
4,442	Total SA (FR)	225
		4,170
PERSONAL PRODUCTS—1.9%
58,233	Asaleo Care Ltd. (AUS)*	87
18,700	Kao Corp. (JP)	1,034
39,768	Natura Cosmeticos SA (BR)	295
1,125	Oriflame Holding AG (SWS)*	23
16,600	Shiseido Co. Ltd. (JP)	369
28,129	Unilever plc (UK)	1,257
		3,065
PHARMACEUTICALS— 3.3%
2,500	Astellas Pharma Inc. (JP)	34
3,063	GlaxoSmithKline plc (UK)	65
5,700	Haw Par Corp. Ltd. (SGP)	38
14,878	Novartis AG (SWS)	1,132
19,838	Novo Nordisk AS (DEN)	1,108
13,700	Otsuka Holdings Co. Ltd. (JP)	534
5,230	Roche Holding AG (SWS)	1,323
3,052	Sanofi AS (FR)	252
50,600	Sumitomo Dainippon Pharma Co. Ltd. (JP)	651
164	Virbac SA (FR)	30
		5,167
PROFESSIONAL SERVICES—3.0%
9,738	Adecco SA (SWS)*	629
54,912	ALS Ltd. (AUS)	194
73,250	Capita plc (UK)	1,073
704	DKSH Holding AG (SWS)*	46
39,843	Experian plc (UK)	730
198,196	Hays plc (UK)	372
31,531	Intertek Group plc (UK)	1,504
17,110	Michael Page International plc (UK)	102
1,841	Randstad Holding NV (NET)	99
		4,749

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
24,538	Grivalia Properties REIC AE (GRC)	$ 211
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
11,817	Brookfield Asset Management Inc. (CAN)	399
16,000	Cheung Kong Property Holdings Ltd. (CYM )	109
41,700	LPS Brasil Consultoria de Imoveis SA (BR)*	37
35,000	Mitsubishi Estate Co. Ltd. (JP)	665
12,162	New World Development Co. Ltd. (HK)	12
38,600	NTT Urban Development Corp. (JP)	361
17,400	United Industrial Corp. Ltd. (SGP)	38
		1,621
ROAD & RAIL—1.8%
13,700	East Japan Railway Co. (JP)	1,205
7,238	Globaltrans Investment plc GDR (CY)*,4	28
16,789	National Express Group plc (UK)	80
9,186	Northgate plc (UK)	54
87,131	Stagecoach Group plc (UK)	328
19,000	West Japan Railway Co. (JP)	1,147
		2,842
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
1,448	ASML Holding NV (NET)	140
8,078	SK hynix Inc. (S. KOR)	198
155,000	Taiwan Semiconductor Manufacturing Co. Ltd. (TW)	712
8,700	Tokyo Electron Ltd. (JP)	575
		1,625
SOFTWARE— 0.5%
4,000	Nintendo Co. Ltd. (JP)	542
29,800	TOTVS SA (BR)	244
		786
SPECIALTY RETAIL—1.2%
712,300	Esprit Holdings Ltd. (BM)*	623
2,069	Fielmann AG (GER)	153
7,273	Fourlis Holdings SA (GRC)*	26
3,944	Jumbo SA (GRC)*	52
73,269	Pets At Home Group plc (UK)	260
1,494	Premier Investments Ltd. (AUS)	18
5,345	Technogym Spa (IT)*,3	20
19,768	WH Smith plc (UK)	484
62,400	Yamada Denki Co. Ltd. (JP)	314
		1,950
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.5%
48,300	Fujifilm Holdings Corp. (JP)	1,983
24,094	Logitech International SA (SWS)	370
220,000	NEC Corp. (JP)	536
6,334	Neopost SA (FR)	155
803	Samsung Electronics Co. Ltd. (S. KOR)	875
		3,919
TEXTILES, APPAREL & LUXURY GOODS—2.1%
5,204	adidas AG (GER)	671
11,896	Cie Financiere Richemont SA (SWS)	793
124,000	Daphne International Holdings Ltd. (CYM )*	19
513,500	LI Ning Co. Ltd. (CYM )*	223
22,279	Luxottica Group SpA (IT)	1,216
35,000	Onward Holdings Co. Ltd. (JP)	242
13,000	Shenzhou International Group Holdings Ltd. (CYM )	67
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—Continued
45,746	Stella International Holdings Ltd. (CYM )	$ 115
22,000	Texwinca Holdings Ltd. (BM)	21
		3,367
TOBACCO— 0.4%
1,042	British American Tobacco plc (UK)	64
8,500	Japan Tobacco Inc. (JP)	347
6,355	Swedish Match AB (SW)	202
		613
TRADING COMPANIES & DISTRIBUTORS—1.4%
9,708	Brenntag AG (GER)	570
43,783	Bunzl plc (UK)	1,307
22,000	Mitsubishi Corp. (JP)	370
		2,247
TRANSPORTATION INFRASTRUCTURE—0.7%
18,000	China Merchants Holdings International Co. Ltd. (HK)	54
55,211	Global Ports Investments plc GDR (CY)*,2,4	183
38,524	Groupe Eurotunnel Se (FR)	492
29,000	Mitsubishi Logistics Corp. (JP)	396
		1,125
WIRELESS TELECOMMUNICATION SERVICES—1.1%
8,445	America Movil SAB de CV ADR (MEX)*,1	120
3,169	Millicom International Cellular SA SDR (LUX)[5]	183
14,798	MTN Group Ltd. (S. AFR)	155
16,126	Rogers Communications Inc. (CAN)	627
36,248	Smartone Telecommunications Holdings Ltd. (BM)	60
54,177	TIM Participacoes SA (BR)	120
116,908	Vodafone Group plc (UK)	377
197,500	XL Axiata (IDR)*	53
		1,695
TOTAL COMMON STOCKS
(Cost $149,682)		152,550

PREFERRED STOCKS—1.0%
AEROSPACE & DEFENSE—0.0%
4,349,744	Rolls-Royce Holdings plc (UK)*	7 [x]
AUTOMOBILES— 0.4%
4,487	Volkswagen AG (GER)	651
BANKS— 0.2%
11,880	Banco Bradesco SA (BR)*	89
104,393	Itausa - Investimentos Itau SA (BR)*	263
		352
FOOD & STAPLES RETAILING—0.0%
6,544	Cia Brasileira de Distribuicao (BR)	96
METALS & MINING—0.1%
21,700	Vale SA (BR)	99
TEXTILES, APPAREL & LUXURY GOODS—0.3%
164,154	Alpargatas SA (BR)	442
TOTAL PREFERRED STOCKS
(Cost $1,332)		1,647

20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—2.0%
(Cost $3,144)
Principal Amount		Value
REPURCHASE AGREEMENTS
$3,144	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $3,210)	$ 3,144
TOTAL INVESTMENTS—99.2%
(Cost $154,158)		157,341
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		1,242
TOTAL NET ASSETS—100.0%		$158,583
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 510	$—	$ 510
Europe	1,419	90,137	—	91,556
Latin America	2,531	2,095	—	4,626
North America	1,981	—	—	1,981
Pacific Basin	647	53,230	—	53,877
Preferred Stocks
Europe	—	651	7	658
Latin America	989	—	—	989
Short-Term Investments
Repurchase Agreements	—	3,144	—	3,144
Total Investments in Securities	$7,567	$149,767	$ 7	$157,341

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2016.
Valuation Description	Balance Beginning at 11/02/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2016[w] (000s)
Preferred Stocks	$—	$6	$—	$—	$—	$1	$—	$—	$7
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$7	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
21

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Security has been deemed illiquid at April 30, 2016
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2016, the aggregate value of these securities was $976 (in 000s) or 1% of net assets.
4	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
5	SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2016 (000s)
	Preferred Stocks	$1
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
The accompanying notes are an integral part of the Financial Statements.
22

Harbor International Small Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
International small cap stocks with unrecognized earnings growth at reasonable valuations
Management’s Discussion of
Fund Performance
Market Review
Over the three-month period ended April 30, 2016, (inception of this Fund is February 1, 2016), international small-cap companies have performed strongly. These gains follow a particularly weak start to the year in January. From the beginning of February to the end of April the MSCI EAFE Small Cap Index (ND) rose 10.37% (All international and global returns are in U.S. dollars.)
This sharp gain in the Index reflects renewed confidence in the outlook for slow, but steady, global economic growth, reversing a more cautious assessment of economic growth prospects that characterized stock markets in January. The Central Banks of Europe, the UK, Japan, Australia, and China all took action to stimulate their domestic economies, while economic data releases, in general, confirmed an ongoing environment of dull but persistent growth.
In this context, companies in the Energy and Materials sectors typically performed strongly, despite only limited recoveries in key commodity prices. Similarly, Australian smaller companies tended to perform strongly over this period while the share prices of Japanese and UK smaller companies performed less strongly as domestic economic data tended to disappoint expectations.
Performance
The Harbor International Small Cap Fund returned 5.10% (Institutional Class), 5.10% (Administrative Class), 5.00% (Investor Class), 5.10% (Retirement Class) over the three-month period. This return is below that of the MSCI EAFE Small Cap (ND) Index return of 10.37% over the three-months since inception.
The disappointing relative return of the Fund over the three month period ended April 30, 2016 can be ascribed, at least partly, to the strong performance of companies not represented in the Fund, rather than to the strengths and weaknesses of the Fund’s holdings. The strong rise in the Index reflected increased confidence in the short-term prospects for the global economy, and was manifested in strong share price performances by companies that have announced weak profits in 2015 and for the year to date. Examples of this phenomenon include regional Italian banks, and smaller Australian mining groups; the share price returns of many such companies have been much stronger than the return of the Index. The Fund had no exposure to these areas, given the weak current profitability of such companies.
Our investment strategy is to focus on bottom-up stock selection, using a Quality Growth at a Reasonable Price analysis framework. In other words, we look to identify companies with quality characteristics such as strong balance sheets and high levels of profitability and earnings growth potential, where the current valuation does not fully reflect these attributes. The region and sector positioning of the portfolio will be dictated by these individual stock selection decisions rather than any top-down driven asset allocation decisions.
In consequence, the Fund had underweight exposures to the Financials and Energy sectors during the period. By contrast, the Consumer Discretionary and Consumer Staples sectors were both overweight in the Fund relative to the Index, reflecting our confidence in the longer-term prospects of selected companies in these sectors.
From a geographic perspective, the most significant overweight during the period was to the Emerging Markets regions, at the expense of exposure to Pacific ex-Japan. The Fund’s weighting in French smaller companies was above that of the index, reflecting the number of attractively valued individual companies identified there. Exposure to the UK was slightly underweight as uncertainty grew ahead of the referendum on the European Union membership, restraining business and consumer confidence. The Fund’s geographic and sector positioning is very likely to evolve in the coming months as new stock selection opportunities arise and as our assessment of the valuations and prospects of current holdings justify changing investments.

23

Harbor International Small Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Relo Holdings Inc.	1.5%
Sunny Optical Technology Group Co. Ltd.	1.4%
Domino’s Pizza Enterprises Ltd.	1.3%
Hoshizaki Electric Co. Ltd.	1.3%
Nifco Inc.	1.3%
Nihon M&A Center Inc.	1.3%
China Resources Beer Holdings Co. Ltd.	1.2%
Hulic Co. Ltd.	1.2%
Micro Focus International plc	1.2%
SCSK Corp.	1.2%
The underweight exposure to the Pacific ex-Japan region detracted from performance given the strong positive returns generated by this region. This negative allocation impact was offset by the overweight allocation to Emerging Markets. In terms of sectors, the overweight exposure to Consumer Discretionary made a negative contribution. By contrast, the overweight position in Consumer Staples made a modest positive contribution as did underweight allocations to Telecommunications and Financials.
Over the period the Fund’s best performing individual holdings all came from our Asian stock selections. W-scope, the Japanese supplier of separators for Lithium-ion batteries, benefitted from new order wins, while Sunny Optical, the Hong Kong-listed technological lens company, was the strongest individual contributor to performance, following an announcement of better than expected full year results and strongly positive growth guidance. Both companies have attractive long-term growth prospects given the rising popularity and prevalence of Electric Vehicles and Advanced Driver Assistance Systems.
Among our European holdings, Gategroup, the Swiss provider of on-board airline catering, performed well as the company received a takeover offer from Chinese conglomerate HNA. More disappointingly, shares in Aryzta, the Swiss frozen bakery products group, performed poorly over the period as the company continues to implement a product rationalization program which has resulted in lower sales but has not as yet benefited profitability. Restaurant Group, the operator of over 500 pubs and casual dining venues across the UK, announced disappointing sales figures as competition in the sector is intense. The holdings in both Aryzta and Restaurant Group have been sold.
Outlook & Strategy
Calendar year 2016 began with heightened volatility in global equity markets. Yet concerns over global economic growth started to abate by February giving way to strong performance from international smaller companies. This strength in share prices has accompanied a stronger performance by global emerging equity markets, a tentative rally in commodity prices, further policy stimulus from a number of central banks and more positive economic data releases in Europe and Australia. Nevertheless a number of challenges remain including that business and consumer confidence in both the UK and Japan appear fragile. In spite of the strong performance of international smaller companies, we believe that valuations continue to indicate opportunities exist.
Our investment approach will remain unchanged: to focus on bottom up stock selection. We will continue to try to identify, from a wide range of potential opportunities, well-managed companies with strong balance sheets and earnings prospects where we believe that the current valuation does not fully reflect these attributes. Our view is that in the long term this approach should help mitigate the risks of smaller company investments and allow us to identify companies with undiscounted growth opportunities and attractive valuations.

This report contains the current opinions of Baring International Investment Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
24

Harbor International Small Cap Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2039
Cusip	411512569
Ticker	HAISX
Inception Date	02/01/2016
Net Expense Ratio	0.95% [a,b]
Total Net Assets (000s)	$15,614

ADMINISTRATIVE CLASS

Fund #	2239
Cusip	411512551
Ticker	HRISX
Inception Date	02/01/2016
Net Expense Ratio	1.20% [a,b]
Total Net Assets (000s)	$257

INVESTOR CLASS

Fund #	2439
Cusip	411512544
Ticker	HIISX
Inception Date	02/01/2016
Net Expense Ratio	1.32% [a,b]
Total Net Assets (000s)	$453

RETIREMENT CLASS

Fund #	2539
Cusip	411512536
Ticker	HNISX
Inception Date	02/01/2016
Net Expense Ratio	0.90% [a,b]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	17	25
Weighted Average Market Cap (MM)	$2,778	$2,279
Price/Earning Ratio (P/E)	23.3x	19.2x
Price/Book Ratio (P/B)	3.0x	2.0x
Beta vs. MSCI EAFE Small Cap NR USD	0.60	1.00
Portfolio Turnover (3-Month Period Ended 04/30/2016)	25% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
25

Harbor International Small Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	1 Year	5 Years	Unannualized	Inception Date	Final Value of a $50,000 Investment
			6 Months			Life of Fund
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	N/A	5.10%	02/01/2016	$52,550
Administrative Class	N/A	N/A	N/A	5.10	02/01/2016	52,550
Investor Class	N/A	N/A	N/A	5.00	02/01/2016	52,500
Retirement Class	N/A	N/A	N/A	5.10	02/01/2016	52,550
Comparative Index
MSCI EAFE Small Cap (ND)	N/A	N/A	N/A	10.37%	—	$55,183
As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.90% (Gross) (Institutional Class); 1.20% (Net) and 3.15% (Gross) (Administrative Class); 1.32% (Net) and 3.27% (Gross) (Investor Class); and 0.90% (Net) and 2.85% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
26

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 4.0%)
COMMON STOCKS—96.0%
Shares		Value
AUTO COMPONENTS—2.5%
72,000	Nexteer Automotive Group Ltd. (CYM )	$ 76
4,400	Nifco Inc. (JP)	210
7,700	Toyo Tire & Rubber Co. Ltd. (JP)	115
		401
BANKS— 1.8%
8,500	Suruga Bank Ltd. (JP)	165
24,537	Virgin Money Holdings UK plc (UK)	131
		296
BEVERAGES— 3.3%
90,000	China Resources Beer Holdings Co. Ltd. (HK)	197
9,586	Refresco Gerber NV (NET)*	178
3,518	Royal Unibrew AS (DEN)	159
		534
BUILDING PRODUCTS—0.5%
2,622	Tarkett SA (FR)	86
CAPITAL MARKETS—3.6%
6,322	Banca Generali SpA (IT)	188
20,841	Intermediate Capital Group plc (UK)	188
3,600	Nihon M&A Center Inc. (JP)	207
		583
CHEMICALS— 2.8%
12,300	Daicel Corp. (JP)	154
10,700	Kansai Paint Co. Ltd. (JP)	187
2,200	W-Scope Corp. (JP)	112
		453
COMMERCIAL SERVICES & SUPPLIES—3.4%
8,003	Elior Group (FR)	172
2,006	Gategroup Holding AG (SWS)*	111
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
3,409	Intrum Justitia AB (SW)	$ 122
7,400	Sato Holdings Corp. (JP)	153
		558
CONSTRUCTION & ENGINEERING—3.5%
6,956	Galliford Try plc (UK)	130
9,714	Keller Group plc (UK)	125
8,471	Kier Group plc (UK)	148
8,247	SPIE SA (FR)*	162
		565
CONSTRUCTION MATERIALS—0.8%
27,511	Marshalls plc (UK)	129
CONSUMER FINANCE—0.9%
37,167	Arrow Global Group plc (UK)	140
CONTAINERS & PACKAGING—4.1%
23,870	DS Smith plc (UK)	133
4,418	Huhtamaki OYJ (FIN)	174
93,088	Orora Ltd. (AUS)	186
16,507	RPC Group plc (UK)	176
		669
DIVERSIFIED FINANCIAL SERVICES—2.1%
21,665	Cerved Information Solutions SpA (IT)*	175
3,908	Euronext NV (NET)	165
		340
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.6%
31,144	E2v Technologies plc (UK)	97
3,500	Iriso Electronics Co. Ltd. (JP)	167
113,000	Pax Global Technology Ltd. (BM)	97
72,000	Sunny Optical Technology Group Co. Ltd. (CYM )	222
		583
FOOD & STAPLES RETAILING—1.9%
3,900	Daikokutenbussan Co. Ltd. (JP)	175
6,398	Marr SpA (IT)	131
		306
FOOD PRODUCTS—2.4%
2,140	AAK AB (SW)	162
1,400	Ezaki Glico Co. Ltd. (JP)	71
18,665	Tate & Lyle plc (UK)	161
		394
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
4,949	Carl Zeiss Meditec AG (GER)	162
HEALTH CARE PROVIDERS & SERVICES—2.0%
2,002	Orpea (FR)	165
18,271	UDG Healthcare plc (IE)	164
		329
HOTELS, RESTAURANTS & LEISURE—3.8%
4,480	Domino's Pizza Enterprises Ltd. (AUS)	210
5,000	HIS Co. Ltd. (JP)	123
10,900	Skylark Co. Ltd. (JP)	139
35,682	SSP Group plc (UK)	150
		622

27

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—1.9%
10,298	Bovis Homes Group plc (UK)	$ 131
1,611	SEB SA (FR)	181
		312
HOUSEHOLD PRODUCTS—1.9%
53,153	McBride plc (UK)*	121
7,100	Pigeon Corp. (JP)	186
		307
INTERNET & CATALOG RETAIL—1.9%
3,600	Start Today Co. Ltd. (JP)	151
8,000	Takkt AG (GER)	167
		318
INTERNET SOFTWARE & SERVICES—0.9%
11,900	GMO Internet Inc. (JP)	140
IT SERVICES—2.2%
5,400	SCSK Corp. (JP)	196
6,062	Worldline SA (FR)*	170
		366
LEISURE PRODUCTS—2.8%
5,479	Amer Sports OYJ (FIN)	162
12,340	Thule Group AB (SW)	177
2,023	Trigano SA (FR)	119
		458
LIFE SCIENCES TOOLS & SERVICES—0.9%
2,063	Gerresheimer AG (GER)	154
MACHINERY— 9.1%
11,391	Bodycote plc (UK)	99
224	Burckhardt Compression Holding AG (SWS)	80
9,600	Daifuku Co. Ltd. (JP)	172
1,557	Duerr AG (GER)	125
18,000	Fujitec Co. Ltd. (JP)	178
2,600	Hoshizaki Electric Co. Ltd. (JP)	218
19,000	Minebea Co. Ltd. (JP)	156
5,900	Nabtesco Corp. (JP)	133
7,600	OSG Corp. (JP)	141
14,665	Valmet OYJ (FIN)	184
		1,486
MEDIA— 3.4%
13,800	IMAX China Holding Inc. (CYM)*	77
2,667	Kinepolis Group NV (BEL)	118
34,713	Ooh!media Ltd. (AUS)	123
4,294	REA Group Ltd. (AUS)	165
1,628	Stroeer Se & Co. KGAA (GER)	80
		563
METALS & MINING—0.8%
13,400	Hitachi Metals Ltd. (JP)	136
MULTI-UTILITIES— 1.2%
62,386	Hera SpA (IT)	188
PERSONAL PRODUCTS—2.0%
5,402	Ontex Group NV (BEL)	166
2,000	Pola Orbis Holdings Inc. (JP)	159
		325
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS— 1.9%
128,000	China Medical System Holdings Ltd. (CYM )	$ 166
2,300	Sawai Pharmaceutical Co. Ltd. (JP)	148
		314
PROFESSIONAL SERVICES—4.2%
18,038	Applus Services SA (SP)	167
1,704	DKSH Holding AG (SWS)	111
64,261	Hays plc (UK)	121
20,905	SThree plc (UK)	104
2,051	Teleperformance (FR)	184
		687
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.7%
19,600	Hulic Co. Ltd. (JP)	195
3,159	Nexity SA (FR)	169
1,900	Relo Holdings Inc. (JP)	243
17,387	UNITE Group plc (UK)	161
		768
ROAD & RAIL—1.0%
33,989	Nobina AB (SW)*	166
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.1%
4,392	ASM International NV (NET)	179
SOFTWARE— 3.2%
8,471	Micro Focus International plc (UK)	190
34,290	MYOB Group Ltd. (AUS)	88
32,779	Sophos Group plc (UK)	98
2,943	Temenos Group AG (SWS)*	153
		529
SPECIALTY RETAIL—3.1%
2,200	Hikari Tsushin Inc. (JP)	165
24,297	Howden Joinery Group plc (UK)	176
40,488	Lookers plc (UK)	82
319,000	Pou Sheng International Holdings Ltd. (BM)*	85
		508
TEXTILES, APPAREL & LUXURY GOODS—1.8%
23,955	OVS SpA (IT)*	157
43,200	Samsonite International SA (HK)	138
		295
THRIFTS & MORTGAGE FINANCE—0.9%
3,893	Aareal Bank AG (GER)	139
TRADING COMPANIES & DISTRIBUTORS—1.1%
4,558	IMCD Group NV (NET)	184
TOTAL COMMON STOCKS
(Cost $14,756)		15,672

PREFERRED STOCKS—0.0%
(Cost $1)
HOUSEHOLD PRODUCTS—0.0%
637,836	Mcbride plc (UK)*	1 [x]

28

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—3.7%
(Cost $610)
Principal Amount		Value
REPURCHASE AGREEMENTS
$610	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $624)	$ 610
TOTAL INVESTMENTS—99.7%
(Cost $15,367)		16,283
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		52
TOTAL NET ASSETS—100.0%		$16,335
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$ 9,329	$—	$ 9,329
Latin America	—	541	—	541
Pacific Basin	—	5,802	—	5,802
Preferred Stocks
Europe	—	—	1	1
Short-Term Investments
Repurchase Agreements	—	610	—	610
Total Investments in Securities	$—	$16,282	$ 1	$16,283

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2016.
Valuation Description	Balance Beginning at 02/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2016[w] (000s)
Preferred Stocks	$—	$1	$—	$—	$—	$—	$—	$—	$1
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Mcbride plc (UK)*	$1	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
29

Harbor International Small Cap Fund
Portfolio of Investments—Continued

*	Non-income producing security
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2016 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
The accompanying notes are an integral part of the Financial Statements.
30

Harbor International Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital.
Principal Style Characteristics
Foreign companies selected for long-term growth potential
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
The Harbor International Growth Fund outperformed its benchmark in the six-month period ending April 30, 2016. The MSCI All Country World Ex U.S. (ND) Index, a measure of stocks in both developed and emerging overseas markets, returned -1.75%.
Despite a rebound in equity markets since February, ultimately it has been an unremarkable period for markets, characterized by modestly negative returns over the six months.
Weighing on general global market sentiment, the stuttering euro-zone economy remains stubbornly resistant to revival and continues to dabble with deflation. The looming uncertainty of the UK referendum on whether to remain within the European Union, and what it all means for financial markets and European economies in general also seemed to dampen investor confidence. The U.S. economy, while improving, remains stuck in low gear. Having been previously angst ridden over the impact of rising interest rates in America, gloomier market participants now worry at the prospect of interest rates not rising that quickly after all.
In the midst of all this uncertainty, one bright spot has been a rebound in many emerging markets (outside of China), in part helped by a bounce in the price of oil and other commodities during the early months of 2016.
Performance
The Fund returned -0.96% (Institutional Class), -1.13% (Administrative Class), -1.13% (Investor Class), and -0.96% (Retirement Class) for the six-months ended April 30, 2016, outperforming the –1.75% of the MSCI All Country World Ex U.S. (ND) Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
With the international market background remaining uncertain over the period, we continue to focus on the bottom-up analysis of company fundamentals and in particular identifying high quality, growing franchises run by honest and trustworthy management trading at attractive valuations.
Regionally, the Fund’s bottom up investment approach resulted in overweight positioning in shares based in Japan and Sweden while having low exposure to much of Western Europe. The Fund’s Australian and Japan-listed holdings contributed to performance as a result of stock selection, while a number of the UK-listed businesses within the Fund were a drag on relative performance.
From a sector perspective, the Fund’s investments in Healthcare and Pharmaceuticals in particular contributed positively, benefitting from stock selection. On the downside, the Fund’s low exposure to materials and energy stocks was a detractor from performance following the recent rebound in commodity prices.
31

Harbor International Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Novo Nordisk AS	2.9%
Kao Corp.	2.7%
Cochlear Ltd.	2.5%
Investment AB Kinnevik	2.2%
Naspers Ltd.	2.2%
Shimano Inc.	2.2%
Hargreaves Lansdown plc	2.1%
ASOS plc	2.0%
Baidu Inc. ADR	2.0%
MS&AD Insurance Group Holdings Inc.	2.0%
The top individual contributor to performance was Cochlear, the Australian hearing implants manufacturer, which benefited from strong first half results released in February. Cochlear is now placing more emphasis on the commercial side of its operations, and the opportunity for recurring revenues from its existing customers. Global penetration for implanted hearing aids is low, and we believe that this significant unmet need should continue to underpin Cochlear’s growth for many years to come.
The recovery at German sportswear group Adidas continues, following a couple of difficult years for the business.  Alongside announcing the appointment of new CEO Kasper Rorsted, Adidas released a positive update a month before their results were due, highlighting double digit sales growth and stable profit margins.  Current momentum of the core Adidas franchise, encouraging early indications for the year ahead and confirmation of new and highly respected senior management appointments give us cause for continued optimism.
Among the largest detractors from performance was Hargreaves Lansdown, the UK investment savings platform. As Hargreaves charges a fee on the assets under its administration, its revenues and profits tend to move with asset prices over the short-term. Hargreaves continues to take share in the UK retail savings market, where it is the dominant provider. Its scale allows it to offer a broad range of options at competitive fees. In addition, regulatory changes in the UK, combined with an aging population, are likely to lead to growth in retail savings. We believe that Hargreaves is well positioned in an appealing and growing industry, and it is one of the larger positions in the Fund.
Shares in the Japanese internet services provider Rakuten, best known for its online marketplace, have been weak over the past year. The company recently announced plans to close a number of its international businesses and to invest more in its core Japanese online marketplaces. Online retail penetration in Japan is low relative to other developed markets, but is growing quickly.  We believe that Rakuten should benefit from this structural shift in retail behavior.
Outlook & Strategy
While the last six months as a whole have been lackluster for international equity market returns, we continue to find exciting opportunities for investment. Demographic developments, regulatory change and innovation in technology across many industries continue to provide opportunities for us as investors.
Despite a modest pick-up in the Fund’s turnover from a very low base, our investment strategy has not changed over the period. We aim to select an interesting list of high quality growing international businesses and to let them grow by avoiding high levels of trading. This often involves sitting out on trading around short-term uncertainties (either political or economic) but we continue to think this long-term, low turnover approach is the best way to maximize investment returns over the next several years.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
32

Harbor International Growth Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017
Cusip	411511801
Ticker	HAIGX
Inception Date	11/01/1993
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$260,031

ADMINISTRATIVE CLASS

Fund #	2217
Cusip	411511637
Ticker	HRIGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$331

INVESTOR CLASS

Fund #	2417
Cusip	411511629
Ticker	HIIGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$14,939

RETIREMENT CLASS

Fund #	2517
Cusip	411512429
Ticker	HNGFX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	23	47
Weighted Average Market Cap (MM)	$35,950	$50,969
Price/Earning Ratio (P/E)	23.7x	18.0x
Price/Book Ratio (P/B)	4.3x	2.1x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.99	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	7% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
33

Harbor International Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	-0.96%	-6.96%	1.05%	1.44%	11/01/1993	$57,690
Administrative Class	-1.13	-7.22	0.80	1.18	11/01/2002	56,227
Investor Class	-1.13	-7.31	0.68	1.06	11/01/2002	55,572
Retirement Class[1]	-0.96	-6.96	1.05	1.44	03/01/2016	57,690
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-1.75%	-11.28%	-0.13%	1.70%	—	$59,157
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); 1.22% (Net) and 1.28% (Gross) (Investor Class); and 0.80% (Net) and 0.86% (Gross). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
34

Harbor International Growth Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 0.8%)
COMMON STOCKS—99.2%
Shares		Value
AUTO COMPONENTS—0.8%
60,600	Denso Corp. (JP)	$ 2,304
AUTOMOBILES— 1.5%
203,613	Mahindra & Mahindra Ltd. GDR (IND)[1]	4,037
BANKS— 4.6%
528,000	BOC Hong Kong Holdings Ltd. (HK)	1,573
168,083	Itau Unibanco Holding SA ADR (BR)[2]	1,602
410,421	Svenska Handelsbanken AB (SW)	5,475
299,174	United Overseas Bank Ltd. (SGP)	4,123
		12,773
BEVERAGES— 5.8%
110,800	Asahi Group Holdings Ltd. (JP)	3,517
48,225	Carlsberg AS (DEN)	4,701
3,776,500	Thai Beverage PCL (THA)	2,090
473,662	Treasury Wine Estates Ltd. (AUS)	3,335
600,000	Tsingtao Brewery Co. Ltd. (CHN)	2,272
		15,915
BIOTECHNOLOGY— 0.3%
297,339	Mesoblast Ltd. (AUS)*	493
299,773	Protalix BioTherapeutics Inc. (IL)*	247
		740
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—3.1%
311,217	Hargreaves Lansdown plc (UK)	$ 5,860
433,295	Jupiter Fund Management plc (UK)	2,671
		8,531
CHEMICALS— 2.3%
100,543	Johnson Matthey plc (UK)	4,249
46,359	Novozymes AS (DEN)[3]	2,224
		6,473
COMMERCIAL SERVICES & SUPPLIES—1.1%
328,432	Brambles Ltd. (AUS)	3,102
DIVERSIFIED FINANCIAL SERVICES—5.0%
216,002	Investment AB Kinnevik (SW)	6,223
95,327	Investor AB (SW)	3,502
271,300	Japan Exchange Group Inc. (JP)	4,041
		13,766
ELECTRICAL EQUIPMENT—1.0%
46,920	Legrand SA (FR)	2,674
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.7%
571,000	Delta Electronics Inc. (TW)	2,645
446,266	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	2,172
		4,817
ENERGY EQUIPMENT & SERVICES—0.7%
226,379	John Wood Group plc (UK)	2,071
FOOD & STAPLES RETAILING—5.2%
360,714	Clicks Group Ltd. (S. AFR)	2,632
533,716	Distribuidora Internacional de Alimentacion SA (SP)	2,970
208,531	Jeronimo Martins SGPS SA (PT)	3,414
1,709,500	Puregold Price Club Inc. (PHIL)	1,465
36,400	Sugi Holdings Co. Ltd. (JP)*	1,760
850,800	Wal-Mart de Mexico SAB de CV (MEX)	2,103
		14,344
FOOD PRODUCTS—1.5%
57,293	Nestlé SA (SWS)	4,276
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
84,342	Cochlear Ltd. (AUS)	6,899
109,600	Olympus Corp. (JP)	4,270
		11,169
HOTELS, RESTAURANTS & LEISURE—0.7%
660,000	Cafe de Coral Holdings Ltd. (HK)	1,993
HOUSEHOLD PRODUCTS—1.5%
155,300	Pigeon Corp. (JP)	4,079
INDUSTRIAL CONGLOMERATES—1.7%
62,700	Jardine Matheson Holdings Ltd. (HK)	3,458
43,000	Jardine Strategic Holdings Ltd. (HK)	1,243
		4,701
INSURANCE— 3.9%
215,400	MS&AD Insurance Group Holdings Inc. (JP)	5,689
19,200	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	4,949
		10,638
INTERNET & CATALOG RETAIL—5.9%
104,115	ASOS plc (UK)*	5,493

35

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & CATALOG RETAIL—Continued
32,190	Ctrip.com International Ltd. ADR (CHN)[2]	$ 1,404
93,540	JD.com Inc. ADR (CHN)*,2	2,391
362,200	Rakuten Inc. (JP)	3,937
87,251	Zalando SE (GER)*	2,896
		16,121
INTERNET SOFTWARE & SERVICES—5.7%
39,561	Alibaba Group Holding Ltd. ADR (CHN)*,2	3,044
681,589	Auto Trader Group plc (UK)	3,744
28,777	Baidu Inc. ADR (CHN)*,2	5,591
169,100	Kakaku.com Inc. (JP)	3,046
		15,425
LEISURE PRODUCTS—2.2%
41,500	Shimano Inc. (JP)	5,954
LIFE SCIENCES TOOLS & SERVICES—1.6%
12,666	Mettler-Toledo International Inc. (SWS)*	4,534
MACHINERY— 6.8%
197,444	Atlas Copco AB (SW)	4,782
79,336	Kone OYJ (FIN)[3]	3,625
19,418	Schindler Holding AG (SWS)	3,541
10,000	SMC Corp. (JP)	2,439
167,400	THK Co. Ltd. (JP)	3,325
60,678	Weir Group plc (UK)[3]	1,066
		18,778
MEDIA— 3.9%
43,419	Naspers Ltd. (S. AFR)	5,975
85,419	Rightmove plc (UK)	4,827
		10,802
METALS & MINING—0.5%
99,418	BHP Billiton plc (UK)	1,359
PERSONAL PRODUCTS—5.9%
132,700	Kao Corp. (JP)	7,341
183,900	Shiseido Co. Ltd. (JP)	4,090
109,205	Unilever plc (UK)	4,879
		16,310
PHARMACEUTICALS— 4.5%
145,017	Novo Nordisk AS (DEN)	8,097
16,574	Roche Holding AG (SWS)	4,193
		12,290
PROFESSIONAL SERVICES—3.7%
234,407	Capita plc (UK)	3,434
69,904	Intertek Group plc (UK)	3,335
277,670	Seek Ltd. (AUS)	3,436
		10,205
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
387,366	ARM Holdings plc (UK)	$ 5,317
559,403	Imagination Technologies Group plc (UK)*,3	1,274
230,242	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	5,432
		12,023
SPECIALTY RETAIL—1.5%
130,188	Industria de Diseno Textil SA (SP)	4,190
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
4,065	Samsung Electronics Co. Ltd. (S. KOR)	4,430
TEXTILES, APPAREL & LUXURY GOODS—4.5%
38,243	adidas AG (GER)	4,934
151,839	Burberry Group plc (UK)	2,644
31,744	Cie Financiere Richemont SA (SWS)	2,116
7,705	Swatch Group AG (SWS)	2,629
		12,323
TOTAL COMMON STOCKS
(Cost $275,824)		273,147

SHORT-TERM INVESTMENTS—3.5%
Principal Amount
REPURCHASE AGREEMENTS—0.5%
$1,277	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $1,303)	1,277
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—3.0%
8,431,996	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.500%)[4]	8,432
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,709)		9,709
TOTAL INVESTMENTS—102.7%
(Cost $285,533)		282,856
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.7)%		(7,544)
TOTAL NET ASSETS—100.0%		$275,312

36

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 8,607	$—	$ 8,607
Europe	4,534	128,685	—	133,219
Latin America	3,705	—	—	3,705
Middle East/Central Asia	247	4,037	—	4,284
Pacific Basin	17,862	105,470	—	123,332
Short-Term Investments
Repurchase Agreements	—	1,277	—	1,277
Investment Company-Securities Lending Investment Fund	—	8,432	—	8,432
Total Investments in Securities	$26,348	$256,508	$—	$282,856
There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
3	A portion or all of this security was out on loan as of April 30, 2016.
4	Represents the investment of collateral received from securities lending activities.
The accompanying notes are an integral part of the Financial Statements.
37

Harbor Global Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
Portfolio Manager
Thomas F. Marsico
Since 2009
Marsico has subadvised the Fund since 2009.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Companies throughout the world selected for long-term growth potential
Thomas F. Marsico

Management’s Discussion of
Fund Performance
Market Review
Global equities, as measured by the MSCI All Country World (ND) Index, registered a return of -0.94% for the six-month fiscal period that ended April 30, 2016. During the period, financial markets were heavily influenced by global monetary policymakers’ actions, oil price movements, weakness in Chinese markets, and currency exchange rate fluctuations.
Anxieties about monetary tightening in the U.S., disappointment with tepid support from the European Central Bank and broad-based fears of Chinese currency devaluation, combined to drive risk assets and global equity markets sharply lower in early 2016.
Global central bankers then changed their tune to adopt a more dovish tone. This apparent change in posture and other factors helped to trigger recoveries in risk assets. Oil prices slid and then rebounded from multi-year lows near $26 to end the period at approximately $46 per barrel. Other commodities also began to recover from steep declines.
Currency markets were volatile throughout the reporting period. Much worry stemmed from emerging market currency swoons apparently tied to capital returning to the U.S. in anticipation of Federal Reserve tightening of interest rates, a stronger U.S. dollar and higher U.S. fixed income returns. The Fed’s decision to scale back tightening plans was met with sharp rallies for developing economy currencies, an abatement in U.S. dollar strength, and increases in dollar-denominated prices of many developing country commodity exports. The Japanese Yen, often considered a safe-haven currency, rose sharply versus the U.S. dollar during the first four months of 2016.
Performance
Harbor Global Growth Fund posted a negative return and underperformed its benchmark index. The Fund returned -4.09% (Institutional Class), -4.22% (Administrative Class), -4.25% (Investor Class), and -4.09% (Retirement Class) for the fiscal first half, compared with the -0.94% return of the MSCI All Country World (ND) Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
From a sector allocation perspective, the Fund’s performance was impaired by having an overweight allocation to the weak-performing Consumer Discretionary and Information Technology sectors. The Fund’s performance also was held back by having underweight allocations to several strong-performing sectors of the benchmark, including Utilities and Energy. On the brighter side, a portion of this negative effect was offset by the Fund’s lack of exposure to Financials, the weakest-performing sector of the benchmark index.
The Fund’s underperformance versus the index was partially attributable to stock selection in the Health Care sector. Several of the Fund’s holdings within the Pharmaceutical, Biotechnology & Life Sciences industry posted negative returns. Regeneron Pharmaceuticals, Inc., Novartis AG, and Nivalis Therapeutics, Inc. each posted double-digit stock price declines prior to being sold. Regeneron was sold due to the U.S. government’s increased efforts to control Medicare Part B costs, an area where Regeneron has exposure. Novartis was sold after a disappointing launch of the company’s new heart failure drug and operational challenges in their eye care division. Nivalis, a drug company developing treatments for cystic fibrosis, was sold from the Fund in favor of investments in which there was higher conviction.
38

Harbor Global Growth Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Facebook Inc.	6.6%
Domino’s Pizza Enterprises Ltd.	5.9%
Tencent Holdings Ltd.	4.9%
Alphabet Inc.	4.8%
Ryanair Holdings plc ADR	4.2%
Wynn Macau Ltd.	4.2%
Alibaba Group Holding Ltd. ADR	3.3%
NIKE Inc.	3.3%
Dollarama Inc.	3.2%
Home Depot Inc.	3.2%
Certain of the Fund’s Consumer Services holdings detracted from performance results. Restaurant operator Chipotle Mexican Grill, Inc.’s stock posted a negative return after it was discovered that foodborne illnesses, including norovirus and E. coli outbreaks, were linked to Chipotle restaurants in several states. The Fund maintained a position in the company as we believe the company is taking important measures to improve the safety of its food supply chain and that a resolution of food safety issues should lead to improvement in the number of customer visits and contribute to strong same store sales growth. Norwegian Cruise Line Holdings Ltd.’s stock price sagged after the company reported revenues that fell short of expectations. United Kingdom-based pizza master-franchise company Domino’s Pizza Group PLC posted a negative return on weakness from sales in the German market.
Information Technology positions Activision Blizzard, Inc. and Apple, Inc. posted negative returns and were sold. Video game developer Activision Blizzard was sold after the company reported quarterly results that were weaker than expected and lowered its 2016 guidance. Apple was sold from the Fund due to concerns about slower growth opportunities in a maturing smartphone market.
Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect performance. The Fund’s results were held back by having an underweight allocation, as compared to the benchmark index, to investments denominated in the Japanese Yen, which strengthened.
Several of the Fund’s Consumer Discretionary holdings performed well. The Fund held a position in Domino’s Pizza Enterprises Ltd. (Domino’s), which holds franchise rights for the pizza brand in markets including Australia and New Zealand. Domino’s Pizza Enterprises gained more than 40%, buoyed by strong results in its Australian market. Central to the investment thesis is Domino’s use of technology to enable customers to place their orders more efficiently, and other technology enhancements to prepare and deliver pizzas more quickly. Discount retailers Dollarama, Inc. and Dollar Tree, Inc. performed well as the companies benefitted from value conscious spending by consumers. The Fund reestablished a position in casino operator Wynn Macau Ltd. and the stock rose sharply during the period it was held.
The Fund’s sole holding in the Materials sector, The Sherwin-Williams Company, posted a positive return as the company benefitted from lower raw materials costs and a stronger housing market.
Information Technology holding Facebook, Inc. - Class A had a material, positive effect on performance. Facebook announced results that exceeded market expectations, led by strong advertising revenue and monthly active user growth rates.
During the period, the Fund increased its allocations to the Consumer Discretionary and Information Technology sectors. The Fund reduced its positions in the Health Care sector.
Outlook & Strategy
As of April 30, 2016, the Fund’s primary economic sector allocations were Consumer Discretionary, Information Technology, and Health Care. The Fund had no investments in the Financials, Energy, Telecommunication Services, or Utilities sectors. The Fund’s most significant country allocations were the United States, China, the United Kingdom, and Australia.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
39

Harbor Global Growth Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030
Cusip	411512874
Ticker	HGGAX
Inception Date	03/01/2009
Net Expense Ratio	0.90% [a,b]
Total Net Assets (000s)	$32,971

ADMINISTRATIVE CLASS

Fund #	2230
Cusip	411512866
Ticker	HRGAX
Inception Date	03/01/2009
Net Expense Ratio	1.15% [a,b]
Total Net Assets (000s)	$1,128

INVESTOR CLASS

Fund #	2430
Cusip	411512858
Ticker	HGGIX
Inception Date	03/01/2009
Net Expense Ratio	1.27% [a,b]
Total Net Assets (000s)	$12,009

RETIREMENT CLASS

Fund #	2530
Cusip	411512411
Ticker	HNGIX
Inception Date	03/01/2016
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$10
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	10	47
Weighted Average Market Cap (MM)	$106,981	$90,798
Price/Earning Ratio (P/E)	34.0x	20.8x
Price/Book Ratio (P/B)	8.3x	2.9x
Beta vs. MSCI All Country World (ND) Index	0.95	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	48% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
40

Harbor Global Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Global Growth Fund
Institutional Class	-4.09%	-4.96%	7.20%	17.70%	03/01/2009	$160,864
Administrative Class	-4.22	-5.22	6.92	17.41	03/01/2009	158,001
Investor Class	-4.25	-5.31	6.81	17.27	03/01/2009	156,658
Retirement Class[1]	-4.09	-4.96	7.20	17.70	03/01/2016	160,864
Comparative Index
MSCI All Country World (ND)	-0.94%	-5.66%	4.69%	13.72%	—	$125,644
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.03% (Gross) (Institutional Class); 1.15% (Net) and 1.28% (Gross) (Administrative Class); 1.27% (Net) and 1.40% (Gross) (Investor Class); and 0.85% (Net) and 0.98% (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
41

Harbor Global Growth Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 1.3%)
COMMON STOCKS—98.7%
Shares		Value
AIRLINES— 4.2%
23,916	Ryanair Holdings plc ADR (IE)[1]	$ 1,936
BIOTECHNOLOGY— 3.9%
5,909	Amgen Inc. (US)	935
8,545	Celgene Corp. (US)*	884
		1,819
CHEMICALS— 2.7%
4,271	Sherwin-Williams Co. (US)	1,227
HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
2,048	Intuitive Surgical Inc. (US)*	1,283
HEALTH CARE PROVIDERS & SERVICES—2.8%
9,907	UnitedHealth Group Inc. (US)	1,305
HOTELS, RESTAURANTS & LEISURE—17.4%
3,462	Chipotle Mexican Grill Inc. (US)*	1,457
57,830	Domino's Pizza Enterprises Ltd. (AUS)	2,709
94,105	Domino's Pizza Group plc (UK)	1,265
13,914	Norwegian Cruise Line Holdings Ltd. (US)*	680
1,346,800	Wynn Macau Ltd. (HK)	1,915
		8,026
HOUSEHOLD PRODUCTS—2.0%
9,653	Reckitt Benckiser Group plc (UK)	940
INTERNET & CATALOG RETAIL—5.2%
1,540	Amazon.com Inc. (US)*	1,016
31,158	Ctrip.com International Ltd. ADR (CHN)[1]	1,359
		2,375
INTERNET SOFTWARE & SERVICES—21.7%
19,944	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,535
3,117	Alphabet Inc. (US)*	2,206
177,500	Auto Trader Group plc (UK)	975
25,713	Facebook Inc. (US)*	3,023
110,900	Tencent Holdings Ltd. (CHN)	2,257
		9,996
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—5.9%
2,254	Accenture plc (IE)	$ 254
18,784	Visa Inc. (US)	1,451
258,127	Worldpay Group plc (UK)*	1,007
		2,712
MEDIA— 2.7%
28,542	JCDecaux SA (FR)	1,265
MULTILINE RETAIL—6.0%
16,428	Dollar Tree Inc. (US)*	1,310
20,225	Dollarama Inc. (CAN)	1,458
		2,768
PHARMACEUTICALS— 2.6%
21,858	Novo Nordisk AS (DEN)	1,220
PROFESSIONAL SERVICES—2.0%
17,816	Nielsen Holdings plc (UK)	929
SOFTWARE— 5.9%
10,902	Electronic Arts Inc. (US)*	674
18,232	Salesforce.com Inc. (US)*	1,382
8,603	SAP SE (GER)	675
		2,731
SPECIALTY RETAIL—5.9%
11,058	Home Depot Inc. (US)	1,481
4,752	O'Reilly Automotive Inc. (US)*	1,248
		2,729
TEXTILES, APPAREL & LUXURY GOODS—5.0%
2,233	Hermes International SA (FR)	795
25,501	NIKE Inc. (US)	1,503
		2,298
TOTAL COMMON STOCKS
(Cost $39,920)		45,559

SHORT-TERM INVESTMENTS—1.2%
(Cost $531)
Principal Amount
REPURCHASE AGREEMENTS
$531	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $545)	531
TOTAL INVESTMENTS—99.9%
(Cost $40,451)		46,090
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		28
TOTAL NET ASSETS—100.0%		$46,118

42

Harbor Global Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 3,119	$ 8,142	$—	$11,261
North America	24,523	—	—	24,523
Pacific Basin	2,894	6,881	—	9,775
Short-Term Investments
Repurchase Agreements	—	531	—	531
Total Investments in Securities	$30,536	$15,554	$—	$46,090
There were no Level 3 holdings at October 31, 2015 or April 30, 2016. Of the Level 2 investments presented above, certain Common Stocks valued at $1,007 were categorized in Level 1 at October 31, 2015. Transfers from Level 1 to Level 2 were the result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
43

Harbor Emerging Markets Equity Fund
Managers' Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank Carroll
Since 2013
Tim Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Equity securities of emerging market companies of any size
Frank Carroll

Tim Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging markets traded in an extremely volatile range before ending slightly down during the six-months ended April 30, 2016. Volatile currency and commodity prices, continued uncertainty in China and outflows from emerging markets combined to produce a small loss for emerging market equities and the fund during this period.
Following a sharp 25% rise in the U.S. Trade Weighted Broad Dollar Index from mid-2014 to a peak in late January 2016, the dollar reversed course and depreciated 6% by April 30. This dollar weakness relieved pressure on emerging markets currencies, which appreciated slightly during this six-month period after several years of persistent weakness. Commodity prices fluctuated wildly during the period. For example, Brent crude oil plunged over 40% before bottoming in late January. From its bottom on January 20th, crude rallied sharply to make back nearly all of its losses, ending the period down 2.6%. A number of metals prices, including iron ore, exhibited similar price swings. These price swings had a notable impact on energy and materials stocks and on economies like Russia and Brazil that have a high dependence on commodity exports.
China remained at the forefront of emerging markets’ headlines during the six-month period, triggering the massive global sell-off that occurred in early January. Marking the start to the year, the Chinese yuan weakened and China’s domestic equity market fell sharply. Chinese authorities struggled to contain the fallout. Since the January bottom, the Chinese government has improved communications with the market. Partially due to dollar weakness, the yuan recovered from its January weakness and has slightly appreciated this year. Largely due to government spending, the economy is accelerating. Although we would prefer to see more economic reform rather than stimulus, we believe our investments in China are attractively valued, and are optimistic about potential performance.
After five difficult years, the Brazilian equity market was one of the leading performers during the period, returning 27.9%. The Brazilian economy has been in a deep recession for the past few years. The country has suffered from a significant negative terms-of-trade shock due to the decline in commodity prices, a broad corruption scandal, and political paralysis. The market rally has been driven by the prospect of political change and the potential for subsequent economic reform. The lower house of the Brazilian Congress voted overwhelmingly to impeach President Dilma Rousseff. If this is confirmed by the Senate, she could be removed from office. The market has rallied on the hope that her successor can push a package of reforms through Congress to stabilize the government’s finances, boost confidence and restore growth. We have held an overweight position in Brazil and would like to see this positive scenario play out.
Based on data compiled by EPFR Global, emerging market equity funds continued to see net outflows during this period. Although the asset class has seen some inflows in recent months, it has been minimal. In the absence of any significant inflows into the asset class, capital continues to shift quickly from one market to another. A swing towards inflows would be a welcome development.
Performance
Harbor Emerging Markets Equity Fund returned -1.67% (Institutional Class), -1.83% (Administrative Class), -1.71% (Investor Classes), -1.67% (Retirement Class) for the six-months ended April 30, 2016, compared with the -0.13% return of its MSCI Emerging Markets (ND) Index benchmark. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted
44

Harbor Emerging Markets Equity Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.3%
Naspers Ltd.	3.1%
Tencent Holdings Ltd.	3.1%
Reliance Industries Ltd.	2.6%
Itau Unibanco Holding SA ADR	2.3%
China Overseas Land & Investment Ltd.	2.2%
Gazprom OAO ADR	2.2%
Industrial & Commercial Bank of China Ltd.	2.2%
Sberbank of Russia PJSC ADR	2.2%
to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Consistent with our bottom-up investment process, stock selection effects explained the bulk of our underperformance. Relative performance was primarily hurt by weak stock selection in South Korea, Brazil, and China, offsetting strong stock selection in Mexico, South Africa, and Thailand. Positive stock selection among Materials and Financials was more than offset by negative selection among Consumer Discretionary, Consumer Staples and Energy.
Outlook & Strategy
At period end, emerging market equities traded at a low price to book value relative to the index’s long term average and relative to developed market indexes. The Fund traded at a discount to the index on a price-to-book value basis. We believe the Fund was positioned well for a market upswing and a rotation into value, as value names have been out of favor for several years. Additionally, many of the companies have strong balance sheets and experienced management teams who have weathered volatile economic environments in the past.
As of period end, the Fund held significant overweight positions in China, India and Russia. We continue to believe that China will grow, albeit at a more modest pace, and that Chinese stocks offer excellent value. Notable country underweights included Taiwan, Malaysia and South Korea. As of period end, the Fund held substantial positions among Taiwanese and South Korean exporters, but we struggle to find interesting names in the domestic sectors. The Fund did not hold any investments in Malaysia.
As of period end, sector overweights included Financials, Materials and Consumer Discretionary. Underweights included Consumer Staples, Industrials, Telecommunications, and Utilities. This mix makes the portfolio somewhat more sensitive to economic growth and less defensive than the index, and reflects our perception of potential upside rewards vs. the risks priced into the market after the recent sell-off.

This report contains the current opinions of Oaktree Capital Management, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
45

Harbor Emerging Markets Equity Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036
Cusip	411512692
Ticker	HAEMX
Inception Date	11/01/2013
Net Expense Ratio	1.15% [a,b]
Total Net Assets (000s)	$36,280

ADMINISTRATIVE CLASS

Fund #	2236
Cusip	411512684
Ticker	HREMX
Inception Date	11/01/2013
Net Expense Ratio	1.40% [a,b]
Total Net Assets (000s)	$194

INVESTOR CLASS

Fund #	2436
Cusip	411512676
Ticker	HIEEX
Inception Date	11/01/2013
Net Expense Ratio	1.52% [a,b]
Total Net Assets (000s)	$428

RETIREMENT CLASS

Fund #	2536
Cusip	411512395
Ticker	HNEMX
Inception Date	03/01/2016
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$11
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	16	26
Weighted Average Market Cap (MM)	$52,647	$44,618
Price/Earning Ratio (P/E)	13.5x	14.8x
Price/Book Ratio (P/B)	1.8x	2.0x
Beta vs. MSCI Emerging Markets (ND) Index	0.94	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	21% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
46

Harbor Emerging Markets Equity Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class	-1.67%	-22.49%	N/A	-9.48%	11/01/2013	$38,987
Administrative Class	-1.83	-22.74	N/A	-9.73	11/01/2013	38,716
Investor Class	-1.71	-22.77	N/A	-9.80	11/01/2013	38,642
Retirement Class[1]	-1.67	-22.49	N/A	-9.48	03/01/2016	38,987
Comparative Index
MSCI Emerging Markets (ND)	-0.13%	-17.87%	N/A	-5.90%	—	$42,950
As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 1.49% (Gross) (Institutional Class); 1.40% (Net) and 1.74% (Gross) (Administrative Class); 1.52% (Net) and 1.86% (Gross) (Investor Class); and 1.10% (Net) and 1.44% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
47

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.5%)
COMMON STOCKS—91.7%
Shares		Value
AUTOMOBILES— 2.8%
374,000	Brilliance China Automotive Holdings Ltd. (CHN)	$ 369
5,388	Hyundai Motor Co. (S. KOR)	676
		1,045
BANKS— 21.7%
11,741	Axis Bank Ltd. (IND)	83
15,195	Banco Santander Chile ADR (CL)[1]	295
911,500	Bank Rakyat Indonesia Persero Tbk PT (IDR)	712
783,000	China Construction Bank Corp. (CHN)	497
117,435	Grupo Financiero Banorte SAB de CV (MEX)	668
19,924	Hana Financial Group Inc. (S. KOR)	447
75,310	ICICI Bank Ltd. ADR (IND)[1]	531
1,549,000	Industrial & Commercial Bank of China Ltd. (CHN)	829
90,717	Itau Unibanco Holding SA ADR (BR)[1]	865
101,300	Kasikornbank plc (THA)	480
594,767	Mega Financial Holding Co. Ltd. (TW)	421
23,496	OTP Bank plc (HUN)	623
101,883	Sberbank of Russia PJSC ADR (RUS)*,1	819
143,394	Turkiye Halk Bankasi AS (TUR)	551
114,200	United Bank Ltd. (PAK)	179
		8,000
BEVERAGES— 1.6%
106,800	AMBEV SA ADR (BR)*,1	597
CAPITAL MARKETS—1.7%
991,100	China Cinda Asset Management Co. Ltd. (CHN)*	325
912,709	Yuanta Financial Holding Co. Ltd. (TW)	300
		625
CHEMICALS— 1.8%
28,096	PhosAgro OAO GDR (RUS)[2]	436
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,3,4	242 [x]
		678
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—1.1%
348,900	China Everbright International Ltd. (CHN)	$ 392
CONSTRUCTION & ENGINEERING—0.2%
4,189	Larsen & Toubro Ltd. (IND)	79
CONSTRUCTION MATERIALS—4.1%
150,500	Anhui Conch Cement Co. Ltd. (CHN)	397
96,165	Cemex SAB de CV ADR (MEX)*,1	716
8,209	UltraTech Cement Ltd. (IND)	390
		1,503
DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
31,211	Telefonica Brasil SA ADR (BR)[1]	384
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
115,406	Delta Electronics Inc. (TW)	535
HOTELS, RESTAURANTS & LEISURE—2.1%
140,000	Galaxy Entertainment Group Ltd. (CHN)*	470
90,018	Sands China Ltd. (CHN)	321
		791
HOUSEHOLD DURABLES—0.9%
190,989	Haier Electronics Group Co. Ltd. (CHN)	321
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
529,000	China Longyuan Power Group Corp. Ltd. (CHN)	365
INDUSTRIAL CONGLOMERATES—0.6%
7,336	Industries Qatar QSC (QA)	211
INSURANCE— 5.7%
42,900	BB Seguridade Participacoes SA (BR)	374
168,000	China Life Insurance Co. Ltd. (CHN)	387
180,400	China Pacific Insurance Group Co. Ltd. (CHN)	633
35,579	Discovery Ltd. (S. AFR)	318
4,186	Samsung Life Insurance Co. Ltd. (S. KOR)	402
		2,114
INTERNET & CATALOG RETAIL—2.0%
59,406	B2W Cia Digital (BR)*	236
18,962	JD.com Inc. ADR (CHN)*,1	485
		721
INTERNET SOFTWARE & SERVICES—3.1%
56,600	Tencent Holdings Ltd. (CHN)	1,152
IT SERVICES—1.6%
15,249	Tata Consultancy Services Ltd. (IND)	583
MEDIA— 3.1%
8,228	Naspers Ltd. (S. AFR)	1,132
METALS & MINING—5.5%
27,100	AngloGold Ashanti Ltd. ADR (S. AFR)*,1	446
110,825	Gerdau SA ADR (BR)[1]	247
188,200	Grupo Mexico SAB de CV (MEX)	479
1,727	POSCO (S. KOR)	362
111,600	Vale SA ADR (BR)*,1	506
		2,040
OIL, GAS & CONSUMABLE FUELS—7.1%
260,000	China Shenhua Energy Co. Ltd. (CHN)	438
1,700	CNOOC Ltd. ADR (CHN)[1]	210
154,665	Gazprom OAO ADR (RUS)[1]	804

48

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
14,085	Lukoil PJSC ADR (RUS)[1]	$ 600
11,926	Reliance Industries Ltd. (IND)	176
11,828	Sasol Ltd. (S. AFR)	387
		2,615
PHARMACEUTICALS— 1.0%
31,588	Aurobindo Pharma Ltd. (IND)	360
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
250,000	China Overseas Land & Investment Ltd. (CHN)	794
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.9%
1,640,000	GCL-Poly Energy Holdings Ltd. (CHN)*	245
21,168	SK hynix Inc. (S. KOR)	519
67,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,592
56,900	Trina Solar Ltd. ADR (CHN)*,1	555
		2,911
SPECIALTY RETAIL—1.9%
5,316	Dufry AG (SWS)*	701
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.4%
474,000	Lenovo Group Ltd. (CHN)	373
1,811	Samsung Electronics Co. Ltd. (S. KOR)	1,974
		2,347
WIRELESS TELECOMMUNICATION SERVICES—2.3%
19,006	Bharti Airtel Ltd. (IND)*	104
64,300	China Mobile Ltd. (CHN)	738
		842
TOTAL COMMON STOCKS
(Cost $36,705)		33,838

PARTICIPATION (EQUITY LINKED) NOTES—5.8%
Principal Amount		Value
	Axis Bank Ltd.
$52,206	$0.00—11/25/2019	$ 372
	Bharti Airtel Ltd.
7,739	$0.00—02/08/2017	42
76,767	$0.00—07/11/2019	421
		463
	Larsen & Toubro Ltd.
19,034	$0.00—03/27/2020	360
	Reliance Industries Ltd.
53,804	$0.00—02/07/2017-07/08/2019	797
	United Bank Ltd.
110,145	$0.00—06/17/2019	172
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $2,435)		2,164

SHORT-TERM INVESTMENTS—2.3%
(Cost $840)
Principal Amount
REPURCHASE AGREEMENTS
$840	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $857)	840
TOTAL INVESTMENTS—99.8%
(Cost $39,980)		36,842
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		71
TOTAL NET ASSETS—100.0%		$36,913

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 446	$ 1,837	$ —	$ 2,283
Europe	—	4,534	—	4,534
Latin America	5,367	—	—	5,367
Middle East/Central Asia	531	2,165	—	2,696
Pacific Basin	2,842	15,874	242	18,958
Participation (Equity Linked) Notes
Middle East/Central Asia	—	2,164	—	2,164
Short-Term Investments
Repurchase Agreements	—	840	—	840
Total Investments in Securities	$9,186	$27,414	$242	$36,842

49

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2016[w] (000s)
Common Stocks	$242	$—	$—	$—	$—	$—	$—	$—	$242
Of the Level 1 investments presented above, certain Common Stocks valued at $236 and $374, respectively, were categorized in Level 2 at October 31, 2015. Transfers from Level 2 to Level 1 were the result of exchange traded securities where quoted prices from an active market were unavailable (Level 2), and have become available (Level 1).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (CHN)*,3,4	$242	Market Approach	Liquidity Discount	HK$ 0.70
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
3	Security has been deemed illiquid at April 30, 2016
4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $774 (in 000s) or 2% of net assets.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2016 (000s)
	Common Stocks	$(270)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a liquidity discount which is a Level 3 input.
The accompanying notes are an integral part of the Financial Statements.
50

Harbor International & Global Funds
Statements of Assets and Liabilities—April 30, 2016 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$35,757,447	$154,158	$15,367	$ 285,533	$40,451	$39,980
Investments, at value (Including securities loaned of $1,896,240, $0, $0, $8,002, $0 and $0)	$42,299,666	$154,197	$15,673	$ 281,579	$45,559	$36,002
Repurchase agreements	153,311	3,144	610	1,277	531	840
Cash	1	4	1	—	1	1
Foreign currency, at value (cost: $7,051,$511,$1,$9,$0 and $12)	7,090	518	2	10	—	12
Receivables for:
Investments sold	263,966	171	—	830	—	148
Foreign currency spot contracts	196	—	—	—	—	—
Capital shares sold	25,526	1	—	51	14	3
Dividends	118,541	961	53	781	14	43
Interest	39	—	—	—	—	—
Securities lending income	673	—	—	3	—	—
Withholding tax	66,270	52	3	369	18	—
Prepaid registration fees	20	65	50	32	36	39
Prepaid fund insurance	131	—	—	1	—	—
Other assets	1,881	40	2	62	7	10
Total Assets	42,937,311	159,153	16,394	284,995	46,180	37,098
LIABILITIES
Payables for:
Investments purchased	68,171	437	—	—	—	113
Foreign currency spot contracts	1,658	—	—	—	—	—
Capital shares reacquired	36,721	—	—	893	6	2
Collateral for securities loaned	2,043,155	—	—	8,432	—	—
Accrued expenses:
Management fees	22,191	97	11	171	29	28
12b-1 fees	693	—	—	3	3	—
Transfer agent fees	2,763	10	1	18	4	2
Trustees' fees and expenses	458	—	—	2	—	1
Other	16,752	26	47	164	20	39
Total Liabilities	2,192,562	570	59	9,683	62	185
NET ASSETS	$40,744,749	$158,583	$16,335	$ 275,312	$46,118	$36,913
Net Assets Consist of:
Paid-in capital	$34,390,637	$154,442	$15,552	$ 449,722	$43,693	$47,260
Accumulated undistributed net investment income/(loss)	(182,667)	1,110	40	1,247	(39)	3
Accumulated net realized gain/(loss)	(161,610)	(185)	(175)	(172,995)	(3,175)	(7,210)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	6,698,389	3,216	918	(2,662)	5,639	(3,140)
	$40,744,749	$158,583	$16,335	$ 275,312	$46,118	$36,913

The accompanying notes are an integral part of the Financial Statements.

51

	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$37,157,259	$158,062	$15,614	$260,031	$32,971	$36,280
Shares of beneficial interest[1]	609,530	16,285	1,485	20,864	1,628	4,724
Net asset value per share[2]	$ 60.96	$ 9.71	$ 10.51	$ 12.46	$ 20.25	$ 7.68
Administrative Class
Net assets	$ 591,882	$ 242	$ 257	$ 331	$ 1,128	$ 194
Shares of beneficial interest[1]	9,747	25	25	27	56	25
Net asset value per share[2]	$ 60.72	$ 9.69	$ 10.51	$ 12.45	$ 20.05	$ 7.67
Investor Class
Net assets	$ 2,597,380	$ 268	$ 453	$ 14,939	$12,009	$ 428
Shares of beneficial interest[1]	43,025	28	43	1,206	604	56
Net asset value per share[2]	$ 60.37	$ 9.69	$ 10.50	$ 12.38	$ 19.89	$ 7.67
Retirement Class
Net assets	$ 398,228	$ 11	$ 11	$ 11	$ 10	$ 11
Shares of beneficial interest[1]	6,532	1	1	1	1	1
Net asset value per share[2]	$ 60.96	$ 9.70	$ 10.51	$ 12.46	$ 20.25	$ 7.68

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
52

Harbor International & Global Funds
Statements of Operations—Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 484,396	$1,589	$ 83	$ 3,089	$ 259	$ 283
Net securities lending income	2,822	—	—	30	—	—
Interest	1,581	1	—	—	—	—
Foreign taxes withheld	(45,308)	(148)	(7)	(274)	(6)	(63)
Total Investment Income	443,491	1,442	76	2,845	253	220
Operating Expenses
Management fees	137,485	274	32	1,003	174	166
12b-1 fees:
Administrative Class	854	—	—	—	1	—
Investor Class	3,706	—	—	19	16	1
Shareholder communications	1,451	10	7	10	1	—
Custodian fees	3,612	50	21	44	9	39
Transfer agent fees:
Institutional Class	12,871	27	3	88	12	12
Administrative Class	238	—	—	—	—	—
Investor Class	2,814	—	—	14	12	—
Retirement Class	7	—	—	—	—	—
Professional fees	483	24	17	6	3	2
Trustees' fees and expenses	575	—	—	3	1	1
Registration fees	160	29	22	26	21	25
Miscellaneous	203	5	3	6	4	5
Total expenses	164,459	419	105	1,219	254	251
Management fees waived	(2,826)	—	—	—	—	—
Transfer agent fees waived	(336)	(1)	—	(2)	—	—
Other expenses reimbursed	—	(108)	(69)	(52)	(20)	(49)
Custodial expense reductions	(4)	—	—	—	—	—
Net expenses	161,293	310	36	1,165	234	202
Net Investment Income/(Loss)	282,198	1,132	40	1,680	19	18
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(69,773)	(135)	(195)	(6,268)	(2,945)	(3,914)
Foreign currency transactions	(6,017)	(50)	20	(12)	8	(16)
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,559,641)	3,183	916	1,598	939	3,333
Translations of assets and liabilities in foreign currencies	5,617	33	2	39	1	—
Net gain/(loss) on investment transactions	(1,629,814)	3,031	743	(4,643)	(1,997)	(597)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,347,616)	$4,163	$ 783	$(2,963)	$(1,978)	$ (579)
The accompanying notes are an integral part of the Financial Statements.

53

[THIS PAGE INTENTIONALLY LEFT BLANK]
54

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through April 30, 2016	February 1, 2016[a] through April 30, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)	(Unaudited)
Operations:
Net investment income/(loss)	$ 282,198	$ 846,117	$ 1,132	$ 40
Net realized gain/(loss) on investments	(75,790)	1,788,506	(185)	(175)
Change in net unrealized appreciation/(depreciation) of investments	(1,554,024)	(3,344,691)	3,216	918
Net increase/(decrease) in assets resulting from operations	(1,347,616)	(710,068)	4,163	783
Distributions to Shareholders
Net investment income:
Institutional Class	(663,480)	(900,561)	(22)	—
Administrative Class	(11,262)	(13,412)	—	—
Investor Class	(39,316)	(80,120)	—	—
Retirement Class	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,087,931)	—	—	—
Administrative Class	(21,975)	—	—	—
Investor Class	(89,647)	—	—	—
Retirement Class	—	—	—	—
Total distributions to shareholders	(1,913,611)	(994,093)	(22)	–
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,778,670)	(1,644,041)	154,442	15,552
Net increase/(decrease) in net assets	(5,039,897)	(3,348,202)	158,583	16,335
Net Assets
Beginning of period	45,784,646	49,132,848	—	—
End of period*	$40,744,749	$45,784,646	$158,583	$16,335
* Includes accumulated undistributed net investment income/(loss) of:	$ (182,667)	$ 249,193	$ 1,110	$40

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

55

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

$ 1,680	$ 2,871	$ 19	$ (76)	$ 18	$ 344
(6,280)	(1,741)	(2,937)	1,504	(3,930)	(2,935)
1,637	(235)	940	(644)	3,333	(6,803)
(2,963)	895	(1,978)	784	(579)	(9,394)

(2,643)	(2,885)	—	(39)	(339)	(133)
(1)	(8)	—	—	(1)	(1)
(95)	(190)	—	—	(2)	(1)
—	—	—	—	—	—

—	—	(1,124)	(2,921)	—	—
—	—	(37)	(93)	—	—
—	—	(446)	(997)	—	—
—	—	—	—	—	—
(2,739)	(3,083)	(1,607)	(4,050)	(342)	(135)
10,246	58,790	410	16,572	(4,696)	24,061
4,544	56,602	(3,175)	13,306	(5,617)	14,532

270,768	214,166	49,293	35,987	42,530	27,998
$275,312	$270,768	$46,118	$49,293	$36,913	$42,530
$ 1,247	$ 2,306	$ (39)	$ (58)	$ 3	$327
56

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through April 30, 2016	February 1, 2016[a] through April 30, 2016
	(Unaudited)		(Unaudited)	(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 3,932,958	$ 7,815,560	$154,916	$14,862
Reinvested distributions	1,536,571	775,192	22	—
Cost of shares reacquired	(6,565,141)	(9,246,787)	(1,030)	—
Net increase/(decrease) in net assets	$(1,095,612)	$ (656,035)	$153,908	$14,862
Administrative Class
Net proceeds from sale of shares	$ 72,251	$ 266,176	$ 250	$ 245
Reinvested distributions	31,538	12,596	—	—
Cost of shares reacquired	(274,766)	(381,656)	—	—
Net increase/(decrease) in net assets	$ (170,977)	$ (102,884)	$ 250	$ 245
Investor Class
Net proceeds from sale of shares	$ 249,873	$ 847,209	$ 274	$ 435
Reinvested distributions	126,893	74,364	—	—
Cost of shares reacquired	(1,275,066)	(1,806,695)	—	—
Net increase/(decrease) in net assets	$ (898,300)	$ (885,122)	$ 274	$ 435
Retirement Class
Net proceeds from sale of shares	$ 390,175	$ —	$ 10	$ 10
Cost of shares reacquired	(3,956)	—	—	—
Net increase/(decrease) in net assets	$ 386,219	$ —	$ 10	$ 10

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

$ 27,263	$101,314	$ 1,836	$12,301	$ 3,581	$33,105
2,591	2,831	1,101	2,883	339	133
(18,900)	(43,657)	(1,877)	(5,025)	(8,652)	(9,236)
$ 10,954	$ 60,488	$ 1,060	$10,159	$(4,732)	$24,002

$ 343	$ 788	$ 61	$ 542	$ —	$ 1
1	8	37	93	1	—
(341)	(1,125)	(83)	(166)	—	—
$ 3	$ (329)	$ 15	$ 469	$ 1	$ 1

$ 1,077	$ 2,190	$ 987	$ 7,974	$ 300	$ 154
95	188	446	995	2	1
(1,893)	(3,747)	(2,108)	(3,025)	(277)	(97)
$ (721)	$ (1,369)	$ (675)	$ 5,944	$ 25	$ 58

$ 10	$ —	$ 10	$ —	$ 10	$ —
—	—	—	—	—	—
$ 10	$ —	$ 10	$ —	$ 10	$ —
58

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through April 30, 2016	February 1, 2016[a] through April 30, 2016
	(Unaudited)		(Unaudited)	(Unaudited)
SHARES
Institutional Class
Shares sold	67,519	115,666	16,389	1,485
Shares issued due to reinvestment of distributions	26,048	11,779	2	—
Shares reacquired	(111,358)	(137,272)	(106)	—
Net increase/(decrease) in shares outstanding	(17,791)	(9,827)	16,285	1,485
Beginning of period	627,321	637,148	—	—
End of period	609,530	627,321	16,285	1,485
Administrative Class
Shares sold	1,232	3,935	25	25
Shares issued due to reinvestment of distributions	536	192	—	—
Shares reacquired	(4,758)	(5,639)	—	—
Net increase/(decrease) in shares outstanding	(2,990)	(1,512)	25	25
Beginning of period	12,737	14,249	—	—
End of period	9,747	12,737	25	25
Investor Class
Shares sold	4,280	12,656	28	43
Shares issued due to reinvestment of distributions	2,169	1,140	—	—
Shares reacquired	(21,350)	(27,063)	—	—
Net increase/(decrease) in shares outstanding	(14,901)	(13,267)	28	43
Beginning of period	57,926	71,193	—	—
End of period	43,025	57,926	28	43
Retirement Class
Shares sold	6,597	—	1	1
Shares reacquired	(65)	—	—	—
Net increase/(decrease) in shares outstanding	6,532	—	1	1
Beginning of period	—	—	—	—
End of period	6,532	—	1	1

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

59

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

2,201	7,888	91	554	506	3,657
212	230	52	135	46	14
(1,574)	(3,467)	(91)	(231)	(1,144)	(1,071)
839	4,651	52	458	(592)	2,600
20,025	15,374	1,576	1,118	5,316	2,716
20,864	20,025	1,628	1,576	4,724	5,316

29	63	3	24	—	—
—	1	2	4	—	—
(28)	(91)	(4)	(7)	—	—
1	(27)	1	21	—	—
26	53	55	34	25	25
27	26	56	55	25	25

89	172	49	366	45	17
8	15	22	47	—	—
(159)	(298)	(104)	(141)	(41)	(10)
(62)	(111)	(33)	272	4	7
1,268	1,379	637	365	52	45
1,206	1,268	604	637	56	52

1	—	1	—	1	—
—	—	—	—	—	—
1	—	1	—	1	—
—	—	—	—	—	—
1	—	1	—	1	—
60

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 65.67	$ 68.09	$ 70.79	$ 59.12	$ 56.19	$ 59.13
Income from Investment Operations
Net investment income/(loss)[a]	0.42 [e]	1.22 [e]	1.25	1.24	1.10	1.25
Net realized and unrealized gains/(losses) on investments	(2.28)	(2.22)	(2.45)	11.69	3.15	(3.32)
Total from investment operations	(1.86)	(1.00)	(1.20)	12.93	4.25	(2.07)
Less Distributions
Dividends from net investment income	(1.08)	(1.42)	(1.50)	(1.26)	(1.32)	(0.87)
Distributions from net realized capital gains[1]	(1.77)	—	—	—	—	—
Total distributions	(2.85)	(1.42)	(1.50)	(1.26)	(1.32)	(0.87)
Proceeds from redemption fees	—	—	—	—*	—*	—*
Net asset value end of period	60.96	65.67	68.09	70.79	59.12	56.19
Net assets end of period (000s)	$37,157,259	$41,195,827	$43,385,100	$39,828,959	$29,723,443	$25,562,291
Ratios and Supplemental Data (%)
Total return[b]	(2.68)% [c]	(1.48)%	(1.69)%	22.19%	7.95%	(3.57)%
Ratio of total expenses to average net assets[2]	0.78 [d]	0.76	0.76	0.76	0.78	0.79
Ratio of net expenses to average net assets[a]	0.77 [d]	0.74	0.73	0.74	0.77	0.77
Ratio of net investment income (loss) to average net assets[a]	1.43 [d]	1.80	1.78	1.96	1.96	2.07
Portfolio turnover	6 [c]	25	11	10	11	12

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 64.86	$ 67.23	$ 69.92	$ 58.42	$ 55.51	$ 58.44
Income from Investment Operations
Net investment income/(loss)[a]	0.28 [e]	0.96 [e]	1.07	1.01	0.87	1.01
Net realized and unrealized gains/(losses) on investments	(2.22)	(2.19)	(2.51)	11.54	3.14	(3.27)
Total from investment operations	(1.94)	(1.23)	(1.44)	12.55	4.01	(2.26)
Less Distributions
Dividends from net investment income	(0.78)	(1.14)	(1.25)	(1.05)	(1.10)	(0.67)
Distributions from net realized capital gains[1]	(1.77)	—	—	—	—	—
Total distributions	(2.55)	(1.14)	(1.25)	(1.05)	(1.10)	(0.67)
Proceeds from redemption fees	—	—	—	—*	—*	—*
Net asset value end of period	60.37	64.86	67.23	69.92	58.42	55.51
Net assets end of period (000s)	$ 2,597,380	$ 3,756,852	$ 4,786,270	$ 5,279,866	$ 4,169,704	$ 3,524,376
Ratios and Supplemental Data (%)
Total return[b]	(2.87)% [c]	(1.84)%	(2.05)%	21.76%	7.54%	(3.93)%
Ratio of total expenses to average net assets[2]	1.15 [d]	1.13	1.13	1.13	1.15	1.16
Ratio of net expenses to average net assets[a]	1.14 [d]	1.11	1.10	1.11	1.14	1.14
Ratio of net investment income (loss) to average net assets[a]	0.97 [d]	1.43	1.46	1.60	1.60	1.70
Portfolio turnover	6 [c]	25	11	10	11	12
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 65.32	$ 67.48	$ 70.18	$ 58.63	$ 55.72	$ 58.67

0.31 [e]	1.04 [e]	1.91 [i]	1.03	0.99	1.07
(2.23)	(2.20)	(3.27)	11.63	3.09	(3.27)
(1.92)	(1.16)	(1.36)	12.66	4.08	(2.20)

(0.91)	(1.00)	(1.34)	(1.11)	(1.17)	(0.75)
(1.77)	—	—	—	—	—
(2.68)	(1.00)	(1.34)	(1.11)	(1.17)	(0.75)
—	—	—	—*	—*	—*
60.72	65.32	67.48	70.18	58.63	55.72
$591,882	$831,967	$961,478	$2,896,387	$2,210,914	$2,071,762

(2.81)% [c]	(1.73)%	(1.93)%	21.87%	7.67%	(3.82)%
1.03 [d]	1.01	1.01	1.01	1.03	1.04
1.02 [d]	0.99	0.98	0.99	1.02	1.02
1.05 [d]	1.54	1.85	1.66	1.71	1.83
6 [c]	25	11	10	11	12

Retirement Class
2-Month Period Ended April 30, 2016[f]
(Unaudited)
$ 57.14

0.31 [e]
3.51
3.82

—
—
—
—
60.96
$398,228

(2.68)% [c]
0.75 [d]
0.72 [d]
3.09 [d]
6 [c]
62

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class	Administrative Class	Investor Class	Retirement Class
	6-Month Period Ended April 30, 2016[g]	6-Month Period Ended April 30, 2016[g]	6-Month Period Ended April 30, 2016[g]	2-Month Period Ended April 30, 2016[f]
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.07 [e]	0.06 [e]	0.07 [e]
Net realized and unrealized gains/(losses) on investments	(0.43)	(0.38)	(0.37)	0.42
Total from investment operations	(0.28)	(0.31)	(0.31)	0.49
Less Distributions
Dividends from net investment income	(0.01)	—*	—	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.01)	—*	—	—
Net asset value end of period	9.71	9.69	9.69	9.70
Net assets end of period (000s)	$158,062	$ 242	$ 268	$ 11
Ratios and Supplemental Data (%)
Total return[b]	(2.85)% [c]	(2.99)% [c]	(3.10)% [c]	(2.95)% [c]
Ratio of total expenses to average net assets[2]	1.15 [d]	1.40 [d]	1.52 [d]	1.10 [d]
Ratio of net expenses to average net assets[a]	0.85 [d]	1.10 [d]	1.22 [d]	0.80 [d]
Ratio of net investment income (loss) to average net assets[a]	3.11 [d]	1.41 [d]	1.35 [d]	4.46 [d]
Portfolio turnover	5 [c]	5 [c]	5 [c]	5 [c]

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class	Administrative Class	Investor Class	Retirement Class
	3-Month Period Ended April 30, 2016[h]	3-Month Period Ended April 30, 2016[h]	3-Month Period Ended April 30, 2016[h]	3-Month Period Ended April 30, 2016[h]
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.02 [e]	0.03 [e]	0.03 [e]
Net realized and unrealized gains/(losses) on investments	0.48	0.49	0.47	0.48
Total from investment operations	0.51	0.51	0.50	0.51
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	—	—	—	—
Net asset value end of period	10.51	10.51	10.50	10.51
Net assets end of period (000s)	$ 15,614	$ 257	$ 453	$ 11
Ratios and Supplemental Data (%)
Total return[b]	5.10% [c]	5.10% [c]	5.00% [c]	5.10% [c]
Ratio of total expenses to average net assets[2]	2.79 [d]	3.04 [d]	3.16 [d]	2.75 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	1.20 [d]	1.32 [d]	0.90 [d]
Ratio of net investment income (loss) to average net assets[a]	1.08 [d]	0.82 [d]	1.07 [d]	1.12 [d]
Portfolio turnover	25 [c]	25 [c]	25 [c]	25 [c]
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

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64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013 [j]	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 12.71	$ 12.75	$ 13.01	$ 11.60	$ 11.10	$ 11.98
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.15 [e]	0.16	0.44	0.44	0.06
Net realized and unrealized gains/(losses) on investments	(0.20)	—*	(0.23)	1.67	0.06	(0.72)
Total from investment operations	(0.12)	0.15	(0.07)	2.11	0.50	(0.66)
Less Distributions
Dividends from net investment income	(0.13)	(0.19)	(0.19)	(0.70)	—	(0.22)
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.13)	(0.19)	(0.19)	(0.70)	—	(0.22)
Proceeds from redemption fees	—	—	—	—*	—*	—*
Net asset value end of period	12.46	12.71	12.75	13.01	11.60	11.10
Net assets end of period (000s)	$260,031	$254,461	$196,062	$196,412	$324,404	$1,394,916
Ratios and Supplemental Data (%)
Total return[b]	(0.96)% [c]	1.22%	(0.54)%	19.09%	4.50%	(5.63)%
Ratio of total expenses to average net assets[2]	0.89 [d]	0.89	0.88	0.93	0.87	0.87
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85	0.85	0.89	0.87	0.86
Ratio of net investment income (loss) to average net assets[a]	1.28 [d]	1.19	1.23	1.38	1.22	0.61
Portfolio turnover	7 [c]	20	30	166	70	112

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013 [j]	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 12.60	$ 12.64	$ 12.89	$ 11.50	$ 11.05	$ 11.94
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.10 [e]	—*	0.06	0.05	(0.18)
Net realized and unrealized gains/(losses) on investments	(0.19)	—*	(0.11)	1.99	0.40	(0.53)
Total from investment operations	(0.14)	0.10	(0.11)	2.05	0.45	(0.71)
Less Distributions
Dividends from net investment income	(0.08)	(0.14)	(0.14)	(0.66)	—	(0.18)
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.08)	(0.14)	(0.14)	(0.66)	—	(0.18)
Proceeds from redemption fees	—	—	—	—*	—*	—*
Net asset value end of period	12.38	12.60	12.64	12.89	11.50	11.05
Net assets end of period (000s)	$ 14,939	$ 15,978	$ 17,429	$ 20,458	$ 20,203	$ 25,291
Ratios and Supplemental Data (%)
Total return[b]	(1.13)% [c]	0.81%	(0.85)%	18.60%	4.07%	(6.04)%
Ratio of total expenses to average net assets[2]	1.26 [d]	1.26	1.25	1.30	1.24	1.25
Ratio of net expenses to average net assets[a]	1.22 [d]	1.22	1.22	1.26	1.24	1.23
Ratio of net investment income (loss) to average net assets[a]	0.89 [d]	0.79	0.87	0.98	0.80	0.12
Portfolio turnover	7 [c]	20	30	166	70	112
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013 [j]	2012	2011
(Unaudited)
$12.63	$12.66	$12.93	$11.52	$11.06	$11.94

0.08 [e]	0.15 [e]	(0.08)	0.01	0.11	0.02
(0.22)	(0.03)	(0.03)	2.07	0.35	(0.71)
(0.14)	0.12	(0.11)	2.08	0.46	(0.69)

(0.04)	(0.15)	(0.16)	(0.67)	—	(0.19)
—	—	—	—	—	—
(0.04)	(0.15)	(0.16)	(0.67)	—	(0.19)
—	—	—	—*	—*	—
12.45	12.63	12.66	12.93	11.52	11.06
$ 331	$ 329	$ 675	$ 919	$1,027	$1,287

(1.13)% [c]	0.96%	(0.83)%	18.89%	4.16%	(5.90)%
1.14 [d]	1.14	1.13	1.18	1.12	1.12
1.10 [d]	1.10	1.10	1.14	1.12	1.11
1.31 [d]	1.20	1.08	1.09	0.90	0.34
7 [c]	20	30	166	70	112

Retirement Class
2-Month Period Ended April 30, 2016[f]
(Unaudited)
$11.76

0.07 [e]
0.63
0.70

—
—
—
—
12.46
$ 11

(0.96)% [c]
0.85 [d]
0.80 [d]
3.50 [d]
7 [c]
66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 21.83	$ 23.79	$ 23.78	$ 17.99	$ 15.88	$ 18.07
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	(0.01) [e]	0.05	0.08	0.06	0.07
Net realized and unrealized gains/(losses) on investments	(0.88)	0.65	2.18	6.26	2.05	(0.30)
Total from investment operations	(0.86)	0.64	2.23	6.34	2.11	(0.23)
Less Distributions
Dividends from net investment income	—	(0.03)	(0.07)	(0.06)	—	(0.16)
Distributions from net realized capital gains[1]	(0.72)	(2.57)	(2.15)	(0.49)	—	(1.81)
Total distributions	(0.72)	(2.60)	(2.22)	(0.55)	—	(1.97)
Proceeds from redemption fees	—	—	—	—*	—*	0.01
Net asset value end of period	20.25	21.83	23.79	23.78	17.99	15.88
Net assets end of period (000s)	$32,971	$34,402	$26,601	$24,734	$16,290	$13,772
Ratios and Supplemental Data (%)
Total return[b]	(4.09)% [c]	2.97%	10.08%	36.24%	13.29%	(2.02)%
Ratio of total expenses to average net assets[2]	0.99 [d]	1.01	1.08	1.24	1.60	1.68
Ratio of net expenses to average net assets[a]	0.90 [d]	0.90	0.90	0.90	0.96	1.00
Ratio of net investment income (loss) to average net assets[a]	0.19 [d]	(0.06)	0.22	0.44	0.39	(0.01)
Portfolio turnover	48 [c]	106	141	110	91	107

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 21.49	$ 23.51	$ 23.54	$ 17.83	$ 15.80	$ 17.99
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.10) [e]	(0.03)	0.01	(0.01)	0.07
Net realized and unrealized gains/(losses) on investments	(0.86)	0.65	2.15	6.20	2.04	(0.36)
Total from investment operations	(0.88)	0.55	2.12	6.21	2.03	(0.29)
Less Distributions
Dividends from net investment income	—	—	—*	(0.01)	—	(0.10)
Distributions from net realized capital gains[1]	(0.72)	(2.57)	(2.15)	(0.49)	—	(1.81)
Total distributions	(0.72)	(2.57)	(2.15)	(0.50)	—	(1.91)
Proceeds from redemption fees	—	—	—	—*	—*	0.01
Net asset value end of period	19.89	21.49	23.51	23.54	17.83	15.80
Net assets end of period (000s)	$12,009	$13,693	$ 8,584	$ 5,988	$ 3,189	$ 1,294
Ratios and Supplemental Data (%)
Total return[b]	(4.25)% [c]	2.57%	9.68%	35.76%	12.85%	(2.36)%
Ratio of total expenses to average net assets[2]	1.36 [d]	1.38	1.45	1.61	1.98	2.06
Ratio of net expenses to average net assets[a]	1.27 [d]	1.27	1.27	1.27	1.30	1.37
Ratio of net investment income (loss) to average net assets[a]	(0.19) [d]	(0.44)	(0.17)	0.04	(0.01)	(0.39)
Portfolio turnover	48 [c]	106	141	110	91	107
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$21.65	$23.63	$23.65	$17.90	$15.83	$18.03

(0.01) [e]	(0.07) [e]	0.01	0.04	0.03	(0.02)
(0.87)	0.66	2.14	6.22	2.04	(0.25)
(0.88)	0.59	2.15	6.26	2.07	(0.27)

—	—	(0.02)	(0.02)	—	(0.12)
(0.72)	(2.57)	(2.15)	(0.49)	—	(1.81)
(0.72)	(2.57)	(2.17)	(0.51)	—	(1.93)
—	—	—	—*	—*	—
20.05	21.65	23.63	23.65	17.90	15.83
$1,128	$1,198	$ 802	$ 562	$ 371	$ 285

(4.22)% [c]	2.74%	9.77%	35.89%	13.08%	(2.32)%
1.24 [d]	1.26	1.33	1.49	1.85	1.93
1.15 [d]	1.15	1.15	1.15	1.21	1.25
(0.05) [d]	(0.31)	(0.01)	0.17	0.14	(0.27)
48 [c]	106	141	110	91	107

Retirement Class
2-Month Period Ended April 30, 2016[f]
(Unaudited)
$19.79

0.05 [e]
0.41
0.46

—
—
—
—
20.25
$ 10

(4.09)% [c]
0.95 [d]
0.85 [d]
1.54 [d]
48 [c]
68

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class				Administrative Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,		6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014		2015	2014
	(Unaudited)			(Unaudited)
Net asset value beginning of period	$ 7.89	$ 10.05	$ 10.00	$ 7.87	$ 10.03	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	—* ,e	0.08 [e]	0.05	—* ,e	0.04 [e]	0.05
Net realized and unrealized gains/(losses) on investments	(0.13)	(2.19)	—*	(0.15)	(2.18)	(0.02)
Total from investment operations	(0.13)	(2.11)	0.05	(0.15)	(2.14)	0.03
Less Distributions
Dividends from net investment income	(0.08)	(0.05)	—	(0.05)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.08)	(0.05)	—	(0.05)	(0.02)	—
Net asset value end of period	7.68	7.89	10.05	7.67	7.87	10.03
Net assets end of period (000s)	$36,280	$41,927	$27,294	$ 194	$ 197	$ 250
Ratios and Supplemental Data (%)
Total return[b]	(1.67)% [c]	(21.10)%	0.50%	(1.83)% [c]	(21.36)%	0.30%
Ratio of total expenses to average net assets[2]	1.43 [d]	1.47	2.34	1.68 [d]	1.72	2.59
Ratio of net expenses to average net assets[a]	1.15 [d]	1.17	1.25	1.40 [d]	1.43	1.50
Ratio of net investment income (loss) to average net assets[a]	0.11 [d]	0.90	0.78	(0.11) [d]	0.49	0.47
Portfolio turnover	21 [c]	58	50	21 [c]	58	50

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through April 30, 2016.
g	For the period November 2, 2015 (inception) through April 30, 2016.
h	For the period February 1, 2016 (inception) through April 30, 2016.
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its' Subadviser.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class			Retirement Class
6-Month Period Ended April 30, 2016	Year Ended October 31,		2-Month Period Ended April 30, 2016[f]
	2015	2014
(Unaudited)			(Unaudited)
$ 7.85	$ 10.01	$10.00	$ 6.90

(0.01) [e]	0.04 [e]	0.03	—* ,e
(0.13)	(2.18)	(0.02)	0.78
(0.14)	(2.14)	0.01	0.78

(0.04)	(0.02)	—	—
—	—	—	—
(0.04)	(0.02)	—	—
7.67	7.85	10.01	7.68
$ 428	$ 406	$ 454	$ 11

(1.71)% [c]	(21.45)%	0.10%	(1.67)% [c]
1.80 [d]	1.84	2.71	1.39 [d]
1.52 [d]	1.55	1.62	1.10 [d]
(0.22) [d]	0.40	0.45	(0.15) [d]
21 [c]	58	50	21 [c]
70

Harbor International & Global Funds
Notes to Financial Statements—April 30, 2016 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost to the extent amortized cost represents fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation
71

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
72

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the six-month period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements
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Harbor International & Global Funds
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Note 2—Significant Accounting Policies—Continued
with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, and Harbor Emerging Markets Equity Fund purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. During the six-month period, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets. The Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. The Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
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Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncement
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. The financial statements have been modified to provide these enhanced disclosures surrounding secured borrowing transactions, if any. The adoption of ASU 2014-11 had no impact on the Funds’ net assets or results of operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2016 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$2,341,982	$5,053,359
Harbor Diversified International All Cap Fund	154,441	3,355
Harbor International Small Cap Fund	16,545	1,594
Harbor International Growth Fund	31,059	19,778
Harbor Global Growth Fund	22,126	22,483
Harbor Emerging Markets Equity Fund	7,418	12,407
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. During the term of the loan, the Funds will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities
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Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at April 30, 2016 of equity securities loaned and related cash collateral for Harbor International Fund was $1,896,240,000 and $2,043,155,000, respectively. The value at April 30, 2016 of equity securities loaned and related cash collateral for Harbor International Growth Fund was $8,002,000 and $8,432,000, respectively. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.67%
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor International Growth Fund	0.75	0.75
Harbor Global Growth Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into contractual expense limitation agreements with: Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund limiting the operating expenses, excluding interest expense (if any), for Harbor Diversified International All Cap Fund to 0.85%, 1.10%, 1.22%, and 0.80% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively, Harbor International Small Cap Fund to 0.95%, 1.20%, 1.32%, 0.90% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively, Harbor International Growth Fund to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively, Harbor Global Growth Fund to 0.90%, 1.15%, 1.27% and 0.85% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively, and Harbor Emerging Markets Equity Fund to 1.15%, 1.40%, 1.52% and 1.10% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017 . All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.080% of the average daily net assets of all Institutional shares
Administrative Class	0.080% of the average daily net assets of all Administrative shares
Investor Class	0.200% of the average daily net assets of all Investor shares
Retirement Class	0.030% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Shareholders
On April 30, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	24,362	—	—	175	24,537	0.0%
Harbor Diversified International All Cap Fund	3,952,213	25,004	25,000	1,086	4,003,303	24.5
Harbor International Small Cap Fund	1,451,132	24,500	24,500	1,000	1,501,132	96.6
Harbor International Growth Fund	77,466	—	—	850	78,316	0.4
Harbor Global Growth Fund	466,892	23,629	23,617	505	514,643	22.5
Harbor Emerging Markets Equity Fund	1,337,605	25,239	25,190	1,449	1,389,483	28.9
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $516,000 for the six-month period ended April 30, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund	$35,757,447	$9,577,412	$(2,881,882)	$6,695,530
Harbor Diversified International All Cap Fund	154,158	6,602	(3,419)	3,183
Harbor International Small Cap Fund	15,367	1,286	(370)	916
Harbor International Growth Fund*	285,533	22,636	(25,313)	(2,677)
Harbor Global Growth Fund	40,451	6,336	(697)	5,639
Harbor Emerging Markets Equity Fund*	39,980	1,789	(4,927)	(3,138)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2016, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
Derivative Instruments
At April 30, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Investments, at value (rights/warrants)	$12,939
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2016, were:
HARBOR INTERNATIONAL FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Investments (rights/warrants)	$— [a]

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Investments (rights/warrants)	$6,628
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Investments (rights/warrants)	$— [a]
HARBOR INTERNATIONAL GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Investments (rights/warrants)	$— [a]
HARBOR EMERGING MARKETS EQUITY FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Investments (rights/warrants)	$1

a	Rounds to less than $1,000.
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
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Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor International Fund
Institutional Class	0.77%
Actual		$3.78	$1,000	$ 973.20
Hypothetical (5% return)		3.87	1,000	1,020.94
Administrative Class	1.02%
Actual		$5.00	$1,000	$ 972.00
Hypothetical (5% return)		5.12	1,000	1,019.67
Investor Class	1.14%
Actual		$5.59	$1,000	$ 971.30
Hypothetical (5% return)		5.72	1,000	1,019.05
Retirement Class	0.72%
Actual		$3.53	$1,000	$ 973.20
Hypothetical (5% return)		3.62	1,000	1,021.19
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Diversified International All Cap Fund
Institutional Class	0.85%
Actual		$4.17	$1,000	$ 971.50
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.39	$1,000	$ 970.10
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$5.98	$1,000	$ 969.00
Hypothetical (5% return)		6.12	1,000	1,018.65
Retirement Class	0.80%
Actual		$3.92	$1,000	$ 970.50
Hypothetical (5% return)		4.02	1,000	1,020.79
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$4.72	$1,000	$1,000.00
Hypothetical (5% return)		4.77	1,000	1,020.02
Administrative Class	1.20%
Actual		$5.97	$1,000	$1,000.00
Hypothetical (5% return)		6.02	1,000	1,018.75
Investor Class	1.32%
Actual		$6.56	$1,000	$1,000.00
Hypothetical (5% return)		6.62	1,000	1,018.14
Retirement Class	0.90%
Actual		$4.48	$1,000	$1,000.00
Hypothetical (5% return)		4.52	1,000	1,020.28
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.21	$1,000	$ 990.40
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.44	$1,000	$ 988.70
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$6.04	$1,000	$ 988.70
Hypothetical (5% return)		6.12	1,000	1,018.65
Retirement Class	0.80%
Actual		$3.96	$1,000	$ 990.40
Hypothetical (5% return)		4.02	1,000	1,020.79
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.39	$1,000	$ 959.10
Hypothetical (5% return)		4.52	1,000	1,020.28
Administrative Class	1.15%
Actual		$5.60	$1,000	$ 957.80
Hypothetical (5% return)		5.77	1,000	1,019.00
Investor Class	1.27%
Actual		$6.19	$1,000	$ 957.50
Hypothetical (5% return)		6.37	1,000	1,018.39
Retirement Class	0.85%
Actual		$4.14	$1,000	$ 959.10
Hypothetical (5% return)		4.27	1,000	1,020.53
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$5.67	$1,000	$ 983.30
Hypothetical (5% return)		5.77	1,000	1,019.00
Administrative Class	1.40%
Actual		$6.90	$1,000	$ 981.70
Hypothetical (5% return)		7.02	1,000	1,017.73
Investor Class	1.52%
Actual		$7.50	$1,000	$ 982.90
Hypothetical (5% return)		7.62	1,000	1,017.12
Retirement Class	1.10%
Actual		$5.42	$1,000	$ 983.30
Hypothetical (5% return)		5.52	1,000	1,019.26

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 28 and 29 and March 1, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”), with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund, and Harbor Emerging Markets Equity Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.
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In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provides services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Access Data Corp., a Broadridge entity (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
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•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Emerging Markets Equity Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund, Harbor International Growth Fund, and Harbor Global Growth Fund at meetings of the Board of Trustees held in 2015. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Fund’s performance, advisory fees, and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative performance, fee and expense information they considered relevant to their deliberations.
Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to each of its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 ranked in the fourth, fourth and third quartiles, respectively. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the ten-year period ended December 31, 2015. The Fund underperformed its benchmark for the one-, three- and five-year periods ended December 31, 2015.
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The Trustees considered the expertise of Northern Cross, LLC (“Northern Cross”) in managing assets, noting that it manages assets only in the international asset class. The Fund represents $42.51 billion of Northern Cross’s total firm assets under management of $45.29 billion. The Trustees noted that the three principals of Northern Cross who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $45.8 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also noted the voluntary breakpoints, reducing the fee rate to 63 basis points on assets between $24 billion and $36 billion, to 58 basis points on assets between $36 billion and $48 billion, and to 57 basis points on assets above $48 billion. The Trustees also considered the fact that Adviser proposed to continue this fee arrangement until at least February 28, 2017.The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date November 1, 1993), the Trustees observed that the Fund’s Institutional Class performance was below its Broadridge group and universe medians for the three-, four- and five-year periods ended December 31, 2015. The Fund outperformed its Broadridge group and universe medians for the one- and two-year periods ended December 31, 2015. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 ranked in the second, fourth and fourth quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-, three-and five-year periods ended December 31, 2015 while underperforming its benchmark for the ten-year period ended December 31, 2015. The Trustees noted that the Fund had recently changed subadvisers, engaging Baillie Gifford Overseas Limited (“Baillie Gifford”) to manage the Fund beginning in May of 2013.
The Trustees considered the expertise of Baillie Gifford in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $6.7 billion in assets in this strategy, out of a firm-wide total of approximately $181.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $275 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017.The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date March 1, 2009), the Trustees observed that the Fund’s Institutional Class performance was above each of its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2015. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2015. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World (ND) Index, for the one-, three- and five-year periods ended December 31, 2015.
The Trustees considered the expertise of Marsico Capital Management, LLC (“Marsico”) in managing assets generally and in the global growth asset class specifically, noting that Marsico managed approximately $255.6 million in assets in this asset class, out of a firm-wide total of approximately $7.4 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio manager in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. They noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Emerging Markets Equity Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Emerging Markets Equity Fund (inception date November 1, 2013), the Trustees noted that according to the Broadridge report, the Fund’s Institutional Class performance trailed its universe and group medians for the one-year, two-year and since inception periods ended December 31, 2015. The Morningstar data presented ranked the Fund’s one-year rolling
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return as of December 31, 2015 in the fourth quartile. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year and since inception periods ended December 31, 2015. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of the Fund’s subadviser, Oaktree Capital Management, L.P. (“Oaktree”), in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree managed approximately $3.24 billion in assets in this asset class, out of a firm-wide total of approximately $100.24 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to joining Oaktree.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. The Trustees noted that Adviser’s profitability in operating the Fund was negative.
* * *
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF THE HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of the Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
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At an in-person meeting of the Board of Trustees held on August 9 and 10, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Marathon Asset Management LLP (“Marathon” or the “Subadviser”) with respect to Harbor Diversified International All Cap Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Diversified International All Cap Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and Marathon, including the background, education, expertise and experience of the investment professionals of the Adviser and Marathon to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Marathon, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Marathon for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Marathon’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;
•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of Marathon in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each will provide to the Fund, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.
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Nature, Extent, and Quality of Services
In discussing the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Harbor Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.
In discussing the nature, extent, and quality of the services to be provided by Marathon, the Trustees considered Marathon’s expertise and the favorable record Marathon had generated in the international equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them. In considering Marathon’s performance, the Trustees noted that Marathon’s record in its ACWI ex-US strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was at or below the median management fees of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The peer groups of funds included: (i) all international equity funds; (ii) the lowest net expense share class for each fund within that peer group; and (iii) the lowest net expense share class for each fund within all non-affiliated subadvised international equity funds. The Trustees also noted that, with the exception of the lowest net expense share class for each fund within all non-affiliated subadvised international equity funds peer group, the proposed advisory fee was slightly above the average management fees of the other two peer groups.
The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee to be paid to the Adviser and the subadvisory fee to be paid to Marathon and specifically the net advisory fee to be retained by the Adviser at various asset levels. It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Marathon its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable fund expenses during the initial period of the Fund’s operations while paying Marathon its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor Funds.
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF THE HARBOR INTERNATIONAL SMALL CAP FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of the Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on November 8 and 9, 2015 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Baring International Investment Limited (“Baring” or the “Subadviser”) with respect to Harbor International Small Cap Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor International Small Cap Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and Baring, including the background, education, expertise and experience of the investment professionals of the Adviser and Baring to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Baring, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Baring for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Baring’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;
•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of Baring in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each will provide to the Fund, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.
Nature, Extent, and Quality of Services
In discussing the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Harbor Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.
In discussing the nature, extent, and quality of the services to be provided by Baring, the Trustees considered Baring’s expertise and the favorable record Baring had generated in the international small cap equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them. In considering Baring’s performance, the Trustees noted that Baring’s record in its international small cap equity strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was at or below the median and average management fees of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The peer groups of funds included: (i) all international small cap equity funds; (ii) the lowest net expense share class for each fund within that peer group; and (iii) the lowest net expense share class for each fund within all non-affiliated subadvised international small cap equity funds.
The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee to be paid to the Adviser and the subadvisory fee to be paid to Baring and specifically the net advisory fee to be retained by the Adviser at various asset levels. It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately. The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Baring its fee and/or paying or reimbursing fund expenses).
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Baring its fee and/or paying or reimbursing fund expenses).
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable fund expenses during the initial period of the Fund’s operations while paying Baring its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.
94

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	30	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	30	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	30	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (75) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None
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Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (63) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
96

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
97

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
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Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
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Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
100

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
101

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.IG.0416

Semi-Annual Report
April 30, 2016
Strategic Markets  Funds

	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX
Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2016
HARBOR STRATEGIC MARKETS FUNDS	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	-1.38%	-1.72%
Harbor Unconstrained Bond Fund	1.00	0.88

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2016
Bloomberg Commodity Index Total ReturnSM; commodities	-2.06%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.21
Barclays U.S. Aggregate Bond; domestic bonds	2.82

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
STRATEGIC MARKET FUNDS	2012*	2013*	2014*	2015*	2016 [a]
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.03%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.29
Harbor Unconstrained Bond Fund
Institutional Class	1.05%	1.05%	1.05%	1.05%	0.80%	0.94%
Administrative Class	1.30	1.30	1.30	1.30	1.05	1.24

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25% and Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Unaudited annualized figures for the six-month period ended April 30, 2016.
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Commodity markets finished lower for the first half of fiscal 2016, driven primarily by concerns about economic growth. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
Low or negative rates in some markets, the Federal Reserve’s (Fed) cautious approach to raising short-term rates and the moderate growth of the U.S. economy made the domestic fixed income markets relatively attractive for many investors in the fiscal first half.
Fixed income markets generated modest gains in the first half of fiscal 2016. The broad U.S. investment-grade bond market returned 2.82% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 2.23%, as measured by the BofA Merrill Lynch U.S. High Yield Index.
Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 3.89%.
Money market investments had slightly higher although still low returns as the Fed’s December 2015 increase in the federal funds rate moved the federal funds target range up 25 basis points from 0.25% to 0.50%.
Harbor Strategic Market Funds
Harbor Commodity Real Return Strategy Fund with a return of -1.38% trailed its benchmark, the Bloomberg Commodity Index Total ReturnSM, by 68 basis points in the fiscal first half. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Unconstrained Bond Fund had a return of 1.00%. The Harbor Unconstrained Bond Fund outperformed the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index by 79 basis points and trailed the Barclays U.S. Aggregate Bond Index by 182 basis points.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended April 30, 2016
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-6.01%	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	-0.07%	-0.83%	10.28%	6.93%	9.82%
S&P 500 (large cap stocks)	0.43	1.21	11.02	6.91	9.99
Russell Midcap® (mid cap stocks)	0.81	-2.14	9.88	7.49	11.26
Russell 2000® (small cap stocks)	-1.90	-5.94	6.98	5.42	8.58
Russell 3000® Growth	-1.64	0.32	11.09	8.03	9.16
Russell 3000® Value	1.87	-0.68	9.85	5.58	10.17
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.07%	-9.32%	1.69%	1.61%	6.24%
MSCI World (ND) (global stocks)	-1.05	-4.17	5.96	4.13	7.57
MSCI All Country World (ND) (global stocks)	-0.94	-5.66	4.69	3.89	N/A
MSCI Emerging Markets (ND) (emerging markets)	-0.13	-17.87	-4.61	2.36	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	2.23%	-1.36%	5.22%	7.20%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.82	2.72	3.60	4.95	6.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.14	0.15	0.08	1.12	3.64
Barclays U.S. TIPS (inflation-linked bonds)	3.89	1.12	2.58	4.67	N/A
Domestic Equity and International and Global Equity
U.S. stocks had a roller coaster start to the fiscal year, finishing the first six months of fiscal 2016 about flat. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of -0.07% for the six months ended April 30, 2016. Large cap stocks generally outperformed small cap stocks. Value stocks outperformed growth stocks.
International stock markets moved lower in the first half of fiscal 2016 and generally underperformed the broad U.S. equity market as investors expressed concern about slowing or lower economic growth in a number of regions and countries outside the U.S. Shares of companies based in developed overseas markets returned -3.07%, as measured by the MSCI EAFE (ND) Index, even though returns were aided by a weak U.S. dollar. Emerging markets equities returned -0.13%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., had a return of -1.05%. (All international and global returns are in U.S. dollars.)
2

Harbor Unconstrained Bond Liquidation
The Harbor Funds Board of Trustees voted in May 2016 to liquidate and dissolve the Harbor Unconstrained Bond Fund. This Fund, which had been designed to give the portfolio manager broader investment discretion than more traditional bond funds, is being liquidated because it did not achieve a sufficient size to become economically viable within a reasonable period of time. The liquidation of the Fund is expected to occur on July 29, 2016.
A Diversified Portfolio
The market returns of the fiscal first half provide some helpful reminders. U.S equity markets were generally flat. Markets outside the U.S. had negative returns. Fixed income markets had modest returns. The returns of markets can vary from month to month, quarter to quarter and year to year. Markets are uncertain. A diversified portfolio of stocks, bonds and cash invested in an allocation consistent with your financial objectives and tolerance for risk can help you manage your assets through the uncertainty of the markets.
At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.
Thank you for your investment in Harbor Funds.
June 24, 2016

David G. Van Hooser
Chairman
3

Harbor Commodity Real Return Strategy Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2008
Nicholas J. Johnson
Since 2015
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2008.
Investment Objective
Maximize real return, consistent with prudent investment management
Principal Style Characteristics
Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments
Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Commodity markets were weak over the six-months ended April 30, 2016 as the Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
The end of 2015 brought some relief to markets as economic fundamentals strengthened and sentiment stabilized. Positive U.S. economic indicators allowed the Federal Reserve (Fed) to begin reducing monetary accommodation – the Fed lifted the Federal Funds Rate by 0.25% in a unanimous vote in December. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. U.S. economic indicators continued to suggest a healthy pace of growth in the first part of 2016 as we saw continued signs of labor market strength as well as higher core inflation. However, concerns about global influences and financial conditions kept the Fed on hold at its March meeting with the statement and press conference suggesting a dovish tilt.
In the euro-zone, weak inflation and tighter global financial conditions prompted the European Central Bank (ECB) to provide additional easing measures in the beginning of 2016, with a focus on credit over more negative rates. This boosted risk assets, even as the euro appreciated. In Japan, the Bank of Japan’s surprise move into negative rates raised concerns over policy effectiveness, contributing to market volatility. However, subsequent clarity about currency policy, alongside actions from other central banks, including the Fed and ECB, helped stabilize markets.
PERFORMANCE
Harbor Commodity Real Return Strategy Fund returned -1.38% (Institutional Class) and -1.72% (Administrative Class) for the six-months ended April 30, 2016, outperforming the -2.06% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index since its inception in 2008.
The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.
The following strategies helped the Fund’s returns for the six-months ended April 30, 2016:
•	Implementation of commodity alpha strategies.
•	Exposure to longer-dated U.S. breakeven levels, as longer-dated inflation expectations ended the period marginally higher. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasurys.
•	Tactical holdings of intermediate to long-end Mexico inflation-linked bonds as Mexican rates rallied alongside the U.S. and other markets.
The following strategies were negative or neutral for returns during the first-half of the fiscal year:
•	Holdings of non-agency mortgage-backed securities, as these securities underperformed over the period.
•	Overall underweight duration position as the U.S. economy continued to show signs of a broad-based and sustainable recovery, which we expected would lead to Fed policy normalization quicker than priced into markets. This strategy, however, detracted from returns as intermediate to long-term Treasury yields fell over the period on global growth concerns.
4

Harbor Commodity Real Return Strategy Fund
Manager’s Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	84.4%
Brazil Letras Do Tesouro Nacional	5.2%
Federal National Mortgage Association TBA	3.8%
Italy Buoni Poliennali Del Tesoro	3.6%
U.K. Gilt Inflation Linked	3.4%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY	2.6%
JP Morgan Chase & Co.	2.3%
Ally Financial Inc.	1.8%
Telefonica Emisiones SAU	1.7%
Citigroup Mortgage Loan Trust Inc.	1.6%
•	Short exposure to interest rates in the UK, particularly at the long-end of the yield curve as rates fell over the period.
OUTLOOK & STRATEGY
We expect global economic and policy divergence will continue to provide a mix of risks, opportunities and volatility over the next six months. While markets have largely rebounded from the downturn at the beginning of the year, we have lowered our forecasts for global growth and inflation in light of the weaker economic momentum as well as some tightening in financial conditions at the onset of the year. Importantly, we do not expect a global or U.S. recession over the cyclical horizon. While the three C’s – China, commodities, and central banks – have been calmer recently, we believe that their paths forward will be key swing factors for the global outlook.
Our view is that the U.S. is on track for above-trend economic growth in a 1.75%–2.25% range in 2016. Assuming a gradual lift in crude oil prices by year-end, we believe headline inflation (as measured by the Consumer Price Index) is likely to hover in the 1.0%-1.5% range before rising to 2% by year-end. With Personal Consumption Expenditure (PCE) inflation remaining below the Fed’s 2% target and global developments still posing considerable risks to the outlook, we expect the Fed to move cautiously, raising rates only once or twice this year.
We anticipate trend-like GDP growth for the eurozone in the 1.0%-1.5% range. We believe the ECB’s March easing package should also be mildly supportive for growth. Yet, with inflation likely to continue to undershoot the ECB’s objective of “below but close to 2%,” further easing later this year may be in the pipeline.
Our outlook for China is for growth in a 5.5%-6.5% range and headline inflation around 1.25%. China’s transition from “old” (industrial, state-owned and export-oriented) to “new” (service sector, private and consumption-oriented) growth drivers continues to sputter. Our view is Japanese GDP growth will likely be in the 0.25%–0.75% range in 2016. With China slowing and the benefits from past yen depreciation petering out, we believe the external sector will continue to be a small drag for economic activity.
With respect to portfolio strategy, we plan to:
•	Seek relative value opportunities within commodities while balancing the economic outlook with supply trends.
•	Tactically manage real duration within the TIPS collateral portfolio with a focus on the intermediate portion of the real yield curve given higher real rates and superior opportunities for roll-down portion of the yield curve.
•	Continue to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period.
•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given high real yields and steepness of yield curve.
•	Within currency, maintain a bias in favor of the U.S. dollar. We look to have short exposure to the Chinese yuan which we anticipate will exhibit further weakness; this also serves as a hedge to the overall reflationary tilt of the Fund.

This report contains the current opinions of Pacific Investment Management Company LLC (“PIMCO”) at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
5

Harbor Commodity Real Return Strategy Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029
Cusip	411511397
Ticker	HACMX
Inception Date	09/02/2008
Net Expense Ratio	0.94% [a,b]
Total Net Assets (000s)	$80,248

ADMINISTRATIVE CLASS

Fund #	2229
Cusip	411511389
Ticker	HCMRX
Inception Date	09/02/2008
Net Expense Ratio	1.19% [a,b]
Total Net Assets (000s)	$478
Portfolio Statistics
Average Market Coupon	1.25%
Yield to Maturity	2.06%
Current 30-Day Yield (Institutional Class)	0.90%
Weighted Average Maturity	2.35 years
Weighted Average Duration	2.98 years
Portfolio Turnover (6-Month Period Ended 04/30/2016)	490% [c]
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	36.99%
>1 to 5	80.70%
>5 to 10	-16.17%
>10 to 15	-4.68%
>15 to 20	0.71%
>20 to 25	0.41%
>25 yrs.	2.04%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 09/02/2008 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Commodity Real Return Strategy Fund
Institutional Class	-1.38%	-18.73%	-13.33%	-7.91%	09/02/2008	$5,319
Administrative Class	-1.72	-18.91	-13.57	-8.16	09/02/2008	5,210
Comparative Index
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-9.78%	—	$4,546
As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.30% (Gross) (Institutional Class); and 1.19% (Net) and 1.55% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
6

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -29.1%)
ASSET-BACKED SECURITIES—9.3%
Principal Amount		Value
	Bayview Financial Acquisition Trust
	Series 2006-D Cl. 1A2
$33	5.660%—12/28/2036[1,2]	$ 33
	Bear Stearns Asset Backed Securities Trust
	Series 2006-2 Cl. M1
491	0.859%—07/25/2036[3]	486
	Citigroup Mortgage Loan Trust Inc.
	Series 2006-NC1 Cl. A1
409	0.569%—08/25/2036[3,4]	372
	Series 2005-HE3 Cl. M2
1,000	1.159%—09/25/2035[3]	952
		1,324
	Commercial Industrial Finance Corp.
	Series 2007-1A Cl. A1L
390	0.881%—05/10/2021[3,4]	387
	Series 2006-2A Cl. A1L
4	0.895%—03/01/2021[3,4]	5
		392
	Countrywide Asset-Backed Certificates
	Series 2005-15 Cl. 1AF6
125	5.525%—04/25/2036[1]	127
	First Franklin Mortgage Loan Trust
	Series 2005-FF11 Cl. A2D
485	1.119%—11/25/2035[3]	485
	Series 2005-FFH1 Cl. M2
900	1.219%—06/25/2036[3]	653
		1,138
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
479	0.868%—05/21/2021[3,4]	469
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
214	0.679%—06/25/2036[3]	116
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
114	0.509%—10/25/2036[3]	63
	Series 2006-HE8 Cl. A1
364	0.569%—10/25/2036[3]	283
		346
	People's Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
600	1.789%—01/25/2035[3]	528
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. A1B
51	0.999%—08/25/2035[3]	51
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€605	0.035%—12/15/2023[3]	662
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Small Business Administration Participation Certificates
	Series 2007-20K Cl. 1
$296	5.510%—11/01/2027[1]	$ 333
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	0.719%—05/25/2036[3]	161
	Stone Tower Capital LLC
	Series 2007-6A Cl. A1
263	0.863%—04/17/2021[3,4]	260
	Structured Asset Investment Loan Trust
	Series 2006-BNC2 Cl. A5
799	0.599%—05/25/2036[3]	661
	Venture CLO Ltd.[5]
	Series 2006-7A Cl. A1A
393	0.864%—01/20/2022[3,4]	385
TOTAL ASSET-BACKED SECURITIES
(Cost $7,239)		7,472

COLLATERALIZED MORTGAGE OBLIGATIONS—1.1%
	Marche Mutui Srl
	Series 4 Cl. A
€43	0.175%—02/25/2055[3]	49
	Series 6 Cl. A1
72	2.001%—01/27/2064[3]	83
		132
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
$211	2.461%—06/25/2036[1]	204
	Thornburg Mortgage Securities Trust
	Series 2006-4 Cl. A2B
95	3.880%—07/25/2036[3]	92
	Wachovia Mortgage Loan Trust LLC
	Series 2005-B Cl. 2A4
520	2.760%—10/20/2035[1]	470
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $838)		898

CORPORATE BONDS & NOTES—14.6%
	Ally Financial Inc.
1,000	3.500%—07/18/2016	1,006
400	5.500%—02/15/2017	409
		1,415
	AT&T Inc.
100	1.559%—06/30/2020[1]	100
200	3.000%—06/30/2022	204
100	4.500%—05/15/2035	101
200	4.750%—05/15/2046	202
		607
	Banco Popular Espanol SA MTN[6]
€100	11.500%—10/10/2018[1,7]	114
	Barclays Bank plc
$200	7.750%—04/10/2023[1]	213
	Barclays plc
€200	8.000%—12/15/2020[1,7]	229
	BG Energy Capital plc
£100	6.500%—11/30/2072[1]	154

7

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Canadian Natural Resources Ltd.
	$100	1.750%—01/15/2018	$ 98
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
	2,100	0.964%—04/28/2017[3]	2,101
		Goldman Sachs Group Inc.
	400	1.834%—09/15/2020[1]	398
		Hewlett Packard Enterprise Co.
	150	2.450%—10/05/2017[4]	152
		JP Morgan Chase & Co. MTN[6]
	1,900	1.188%—04/25/2018[3]	1,894
		National Bank of Greece SA
	€100	3.875%—10/07/2016[8]	113
		Navient Corp. MTN[6]
	$300	1.527%—11/01/2016[1,9]	293
		Nykredit Realkredit AS
DKK$	1,800	2.000%—04/01/2017	282
		Petrobras Global Finance BV
	€100	2.750%—01/15/2018	107
	$100	3.000%—01/15/2019	90
	200	4.375%—05/20/2023	157
			354
		Realkredit Danmark AS
DKK$	4,200	1.000%—04/01/2018	654
	300	2.000%—04/01/2017	47
			701
		SSE plc
	€200	5.625%—10/1/2017[1,7]	239
		Telefonica Emisiones SAU
	$1,400	1.275%—06/23/2017[1]	1,395
		UBS Group Funding Jersey Ltd.
	1,000	2.409%—04/14/2021[3,4]	1,004
TOTAL CORPORATE BONDS & NOTES
(Cost $11,835)			11,756

FOREIGN GOVERNMENT OBLIGATIONS—15.2%
		Athens Urban Transportation Organisation
	€100	4.851%—09/19/2016[8]	110
		Autonomous Community of Catalonia
	100	4.950%—02/11/2020	119
		Brazil Letras Do Tesouro Nacional
R$	15,400	0.000%—07/01/2016-01/01/2017[10]	4,208
		Hellenic Railways Organization SA
	€200	4.028%—03/17/2017[8]	212
		Italy Buoni Poliennali Del Tesoro
	2,094	1.700%—09/15/2018[9]	2,551
	169	2.350%—09/15/2024[4,9]	223
	105	3.100%—09/15/2026[9]	149
			2,923
		Mexican Bonos
MEX$	4,253	4.750%—06/14/2018	249
		Mexican Bonos de Proteccion Al Ahorro
	1,900	3.530%—06/29/2017[3,8,9]	112
		Mexican Udibonos
	4,569	4.000%—11/15/2040-11/08/2046[9]	284
	7,086	4.500%—11/22/2035[9]	473
			757
		New Zealand Government Bond
NZD$	1,200	2.000%—09/20/2025[9]	879
FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.K. Gilt Inflation Linked[9]
£1,510	0.125%—03/22/2024-03/22/2068	$ 2,695
11	0.375%—03/22/2062	28
		2,723
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $12,509)		12,292

MORTGAGE PASS-THROUGH—4.3%
	Federal National Mortgage Association
$353	4.000%—02/01/2041[1]	379
	Federal National Mortgage Association TBA[11]
3,000	3.000%—6/13/2046	3,068
TOTAL MORTGAGE PASS-THROUGH
(Cost $3,418)		3,447

PURCHASED OPTIONS—0.2%
No. of Contracts/ Notional
	Commodity - Crude Oil Futures
1,000	$55.00—11/15/2017	6
1,000	$57.00—11/15/2017	5
2,000	$58.00—08/17/2017	8
1,000	$60.00—08/17/2017	4
1,000	$61.00—11/15/2017	4
3,000	$62.00—08/17/2017	10
		37
	Currency Option U.S. Dollar vs. Japanese Yen
530,000	$74.00—05/12/2016[8]	—
	Euro-Bund Futures[13]
1,600,000	€178.00—05/26/2016	—
	Federal National Mortgage Association 30 year Future
1,000,000	$80.00—05/05/2016	—
	Interest Rate Swap Option 1 year
4,100,000	0.900%—06/20/2016[8]	1
9,600,000	1.150%—07/05/2016[8]	—
25,000,000	1.500%—07/11/2016[8]	—
17,200,000	1.000%—06/23/2016-06/24/2016[8]	2
36,300,000	1.250%—07/05/2016[8]	1
		4
	Interest Rate Swap Option 5 year
1,900,000	3.400%—12/05/2016[8]	2
	Interest Rate Swap Option 30 year
100,000	2.590%—12/10/2018[8]	8
900,000	2.600%—03/29/2019[8]	77
600,000	2.860%—10/23/2018[8]	33
500,000	2.610%—10/17/2018-11/15/2018[8]	38
		156
	U.K. LIBOR Future 90 day[13]
14,625,000	£98.50—12/21/2016-06/21/2017	1
	U.S. Treasury Bond Futures 30 year
15,000	$215.00—05/20/2016	—
12,000	$235.00—05/20/2016	—
		—
	U.S. Treasury Notes Future 5 year
152,000	$112.50—05/20/2016	—

8

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

PURCHASED OPTIONS—Continued
No. of Contracts/ Notional		Value
	U.S. Treasury Notes Future 10 year
18,000	$112.50—05/20/2016	$ —
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $289)		200

U.S. GOVERNMENT OBLIGATIONS—84.4%
Principal Amount
	U.S. Treasury Bonds
$1,440	2.500%—02/15/2046	1,390
100	3.000%—11/15/2045	107
		1,497
	U.S. Treasury Inflation Indexed Bonds[9]
27,558	0.125%—04/15/2017-07/15/2024	27,914
1,209	0.375%—07/15/2023-07/15/2025	1,244
8,355	0.625%—07/15/2021	8,776
2,032	0.625%—01/15/2024[12]	2,124
5,191	1.250%—07/15/2020	5,577
3,897	1.375%—07/15/2018-02/15/2044	4,218
7,107	1.875%—07/15/2019	7,715
3,667	2.375%—01/15/2017-01/15/2025	4,094
223	2.375%—01/15/2027[12]	274
986	2.500%—07/15/2016	1,000
872	2.500%—01/15/2029[12]	1,101
114	2.625%—07/15/2017[12]	120
346	3.875%—04/15/2029[12]	497
		64,654
	U.S. Treasury Notes
1,200	0.500%—09/30/2016	1,201
700	1.625%—02/15/2026	687
		1,888
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $66,113)		68,039

SHORT-TERM INVESTMENTS—19.7%
Principal Amount		Value
REPURCHASE AGREEMENTS
$6,300	Repurchase Agreement with BNP Paribas SA dated April 29, 2016 due May 02, 2016 at 0.420% collateralized by U.S. Treasury Notes (value $6,397)	$ 6,300
6,300	Repurchase Agreement with Citigroup dated April 29, 2016 due May 02, 2016 at 0.420% collateralized by U.S. Treasury Notes (value $6,398)	6,300
2,500	Repurchase Agreement with Deutsche Bank dated April 29, 2016 due May 02, 2016 at 0.420% collateralized by U.S. Treasury Bonds (value $2,555)	2,500
200	Repurchase Agreement with JP Morgan Chase & Co. dated April 29, 2016 due May 02, 2016 at 0.410% collateralized by U.S. Treasury Notes (value $202)	200
611	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $626)	611
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,911)		15,911
TOTAL INVESTMENTS—148.8%
(Cost $118,152)		120,015
CASH AND OTHER ASSETS, LESS LIABILITIES—(48.8)%		(39,289)
TOTAL NET ASSETS—100.0%		$ 80,726

FUTURES CONTRACTS OPEN AT APRIL 30, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-BTP Futures (Sell)	6	€ 600	06/08/2016	$ 4
Euro-Bund Futures (Sell)	7	700	06/08/2016	16
Wheat Futures (Buy)	8	—	12/12/2016	(1)
Brent Crude Oil Futures (Buy)	4	$ 4	06/30/2016	18
Brent Crude Oil Futures (Buy)	2	2	07/29/2016	16
Brent Crude Oil Futures (Buy)	23	23	10/31/2016	280
Brent Crude Oil Futures (Buy)	1	1	01/31/2017	8
Brent Crude Oil Futures (Buy)	8	8	10/31/2017	40
Brent Crude Oil Futures (Sell)	27	27	05/31/2016	(71)
Brent Crude Oil Futures (Sell)	1	1	04/28/2017	(4)
Brent Crude Oil Futures (Sell)	5	5	07/31/2017	(45)
Brent Crude Oil Futures (Sell)	1	1	01/31/2018	(10)
Brent Crude Oil Futures (Sell)	2	2	04/30/2018	(19)
Chicago Ethanol Swap Futures (Buy)	3	126	12/30/2016	6
Cocoa Futures (Buy)	4	—	03/16/2017	(1)
Cocoa Futures (Sell)	4	—	09/15/2016	(7)
Corn Futures (Sell)	20	100	07/14/2016	(20)
9

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Corn Futures (Sell)	1	$ 5	12/14/2016	$ (2)
Cotton Futures (Buy)	1	50	12/07/2016	—
Cotton Futures (Sell)	1	50	07/07/2016	—
Eurodollar Futures-CME 90 day (Buy)	28	7,000	12/19/2016	(1)
Eurodollar Futures-CME 90 day (Sell)	28	7,000	12/18/2017	1
Gasoil Futures (Buy)	2	—	12/12/2017	6
Gasoil Futures (Sell)	1	—	06/12/2017	(3)
Gasoil Futures (Sell)	1	—	06/12/2018	(3)
Gasoline Futures (Buy)	1	42	05/31/2016	1
Gasoline Futures (Sell)	1	42	07/29/2016	(17)
Gasoline Futures (Sell)	1	42	11/30/2016	(13)
Gold Futures (Sell)	7	1	06/28/2016	(27)
Light Sweet Crude Oil Futures (Buy)	1	1	05/19/2017	4
Light Sweet Crude Oil Futures (Buy)	3	3	05/22/2017	7
Light Sweet Crude Oil Futures (Buy)	12	12	08/22/2017	82
Light Sweet Crude Oil Futures (Buy)	6	6	02/20/2018	13
Light Sweet Crude Oil Futures (Sell)	1	1	08/19/2016	(6)
Light Sweet Crude Oil Futures (Sell)	4	4	11/21/2016	(24)
Light Sweet Crude Oil Futures (Sell)	15	15	11/20/2017	(57)
Light Sweet Crude Oil Futures (Sell)	2	2	05/22/2018	1
Live Cattle Futures (Buy)	1	40	08/31/2016	(4)
Live Cattle Futures (Buy)	1	40	02/28/2017	(1)
Live Cattle Futures (Sell)	1	40	06/30/2016	3
Live Cattle Futures (Sell)	1	40	12/30/2016	1
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	05/31/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	06/30/2016	—
Natural Gas Futures (Buy)	4	40	05/26/2016	6
Natural Gas Futures (Buy)	1	10	06/28/2016	—
Natural Gas Futures (Buy)	8	80	03/29/2017	21
Natural Gas Futures (Buy)	1	10	04/26/2017	1
Natural Gas Futures (Buy)	1	10	03/27/2018	4
Natural Gas Futures (Sell)	4	40	09/28/2016	(10)
Natural Gas Futures (Sell)	1	10	11/28/2016	(3)
Natural Gas Futures (Sell)	1	10	12/28/2016	(2)
Natural Gas Futures (Sell)	8	80	02/24/2017	(23)
Natural Gas Futures (Sell)	1	10	09/27/2017	(4)
Natural Gas Swap Futures (Buy)	16	40	03/29/2017	11
Natural Gas Swap Futures (Buy)	4	10	03/27/2018	2
Natural Gas Swap Futures (Sell)	16	40	02/24/2017	(12)
Natural Gas Swap Futures (Sell)	4	10	09/27/2017	(2)
Platinum Futures (Buy)	14	1	07/27/2016	89
Soybean Futures (Buy)	7	35	05/12/2017	5
Soybean Futures (Sell)	3	15	07/14/2016	(1)
Soybean Futures (Sell)	4	20	11/14/2016	(2)
Sugar Futures (Sell)	1	112	06/30/2016	—
U.S. Treasury Bond Futures 30 year (Sell)	11	1,100	06/21/2016	22
U.S. Treasury Note Futures 5 year (Buy)	100	10,000	06/30/2016	(3)
U.S. Treasury Note Futures 10 year (Sell)	12	1,200	06/21/2016	9
Wheat Futures (Buy)	5	25	07/14/2016	(3)
Wheat Futures (Buy)	5	25	07/14/2016	7
Wheat Futures (Sell)	3	15	12/14/2016	1
White Sugar Futures (Buy)	1	—	07/15/2016	5
Total Futures Contracts				$289

WRITTEN OPTIONS OPEN AT APRIL 30, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Put)	CME Group	5	€ 158.50	06/24/2016	$ 4	$ (4)
U.K. LIBOR Future 90 day (Put)	CME Group	9	£ 98.00	06/21/2017	—	—
10

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN—Continued
Description	Counterparty	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	CME Group	108	£ 98.00	12/21/2016	$ 2	$—
Total Written Options that Require Periodic Settlement of Variation Margin					$ 6	$ (4)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 1 year (Call)	Deutsche Bank AG	400,000	243.200 [j]	06/01/2016	$ —	$ —
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,600,000	234.810 [j]	03/24/2020	18	(15)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	244.170 [j]	05/16/2024	1	—
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	400,000	120.720 [j]	06/22/2035	18	(4)
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	1,200,000	0.830 [v]	05/03/2016	5	—
Variance Option S&P GSCI Copper Official Close Index ER8 (Call)	Goldman Sachs International	560,000	0.890 [v]	05/17/2016	2	—
Variance Option S&P GSCI Copper Official Close Index ER8 (Call)	Goldman Sachs International	330,000	0.910 [v]	06/17/2016	1	—
Variance Option S&P GSCI Natural Gas Official Close Index ER8 (Call)	Goldman Sachs International	360,000	1.590 [v]	05/17/2016	1	—
Variance Option S&P GSCI Natural Gas Official Close Index ER (Call)	Goldman Sachs International	300,000	2.480 [v]	05/03/2016	1	—
Variance Option S&P GSCI Energy Index Official Close Index ER8 (Call)	Goldman Sachs International	150,000	2.830 [v]	05/17/2016	1	—
Variance Option S&P GSCI Energy Official Close Index ER (Call)	Goldman Sachs International	270,000	2.340 [v]	05/03/2016	1	—
Credit Default Option 5 year (Call)	Barclays Bank plc	500,000	1.000%	06/15/2016	1	—
Credit Default Option 5 year (Put)	Barclays Bank plc	300,000	1.000	05/18/2016	1	—
Credit Default Option 5 year (Put)	Barclays Bank plc	500,000	1.000	06/15/2016	1	(1)
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	2,200,000	1.000	07/20/2016	3	(4)
Interest Rate Swap Option 3 year 2 year (Call)	Credit Suisse International	5,300,000	1.500	06/23/2016	10	(8)
Interest Rate Swap Option 3 year 2 year (Put)	Credit Suisse International	5,300,000	2.100	06/23/2016	6	(2)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	3,000,000	2.500	10/23/2018	42	(35)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	1,900,000	2.250	10/17/2018	38	(29)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	500,000	2.250	11/15/2018	11	(8)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	500,000	2.250	12/10/2018	11	(8)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,300,000	2.300	03/29/2019	85	(78)
Interest Rate Swap Option 5 year 5 year (Call)	Credit Suisse International	1,900,000	2.400	12/05/2016	15	(31)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	2,100,000	1.850	07/18/2016	7	(4)
Commodity - Corn Futures (Call)	CME Group	1	$ 415.00	05/20/2016	—	—
Commodity - Crude Oil Futures (Call)	CME Group	1	51.00	11/16/2016	2	(4)
Commodity - Crude Oil Futures (Call)	CME Group	1	52.00	08/17/2016	1	(2)
Commodity - Crude Oil Futures (Call)	CME Group	1	53.00	08/17/2016	1	(2)
Commodity - Crude Oil Futures (Call)	CME Group	1	54.00	11/16/2016	2	(3)
Commodity - Crude Oil Futures (Call)	CME Group	4	55.00	08/17/2016	5	(6)
Commodity - Crude Oil Futures (Call)	CME Group	1	55.00	11/16/2016	2	(3)
Commodity - Natural Gas Futures (Call)	CME Group	1	2.45	05/25/2016	—	—
Commodity - Natural Gas Futures (Put)	CME Group	1	1.80	06/27/2016	1	—
Commodity - Natural Gas Futures (Put)	CME Group	1	1.90	05/25/2016	—	—
Commodity - Natural Gas Futures (Put)	CME Group	1	1.90	07/26/2016	1	—
Commodity - Natural Gas Futures (Put)	CME Group	2	1.95	06/27/2016	1	(1)
Commodity - Natural Gas Futures (Put)	CME Group	4	2.35	11/25/2016	5	(3)
Commodity - Soybean Futures (Call)	CME Group	1	1,100.00	05/20/2016	1	—
Currency Option Euro vs. U.S. Dollar[8] (Call)	BNP Paribas SA	530,000	€ 1.15	05/19/2016	3	(3)
Currency Option Euro vs. U.S. Dollar (Put)	JP Morgan Chase Bank NA	420,000	1.10	05/03/2016	2	—
Currency Option Australian Dollar vs. New Zealand Dollar[8] (Put)	JP Morgan Chase Bank NA	190,000	AUD$ 1.08	07/20/2016	1	(2)
Total Written Options Not Settled Through Variation Margin					$308	$(256)
Total Written Options					$314	$(260)

11

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Australia and New Zealand Banking Group Inc.	$ 110	$ 102	05/13/2016	$ (8)
Brazilian Real (Buy)	Deutsche Bank AG	56	56	05/03/2016	—
Brazilian Real (Buy)	Deutsche Bank AG	56	53	06/02/2016	3
Brazilian Real (Buy)	HSBC Bank USA	56	53	05/03/2016	3
Brazilian Real (Sell)	Bank of America NA	277	254	10/04/2016	(23)
Brazilian Real (Sell)	BNP Paribas SA	138	120	10/04/2016	(18)
Brazilian Real (Sell)	BNP Paribas SA	297	253	01/04/2017	(44)
Brazilian Real (Sell)	Deutsche Bank AG	57	54	05/03/2016	(3)
Brazilian Real (Sell)	Deutsche Bank AG	378	324	01/04/2017	(54)
Brazilian Real (Sell)	Goldman Sachs Bank USA	783	678	01/04/2017	(105)
Brazilian Real (Sell)	HSBC Bank USA	56	56	05/03/2016	—
Brazilian Real (Sell)	HSBC Bank USA	114	107	07/05/2016	(7)
Brazilian Real (Sell)	JP Morgan Chase Bank	1,224	1,149	07/05/2016	(75)
Brazilian Real (Sell)	JP Morgan Chase Bank	249	227	10/04/2016	(22)
Brazilian Real (Sell)	JP Morgan Chase Bank	783	682	01/04/2017	(101)
British Pound Sterling (Buy)	Bank of America NA	3,429	3,422	05/03/2016	7
British Pound Sterling (Buy)	Goldman Sachs Bank USA	90	89	05/03/2016	1
British Pound Sterling (Sell)	Bank of America NA	3,429	3,422	06/02/2016	(7)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	3,520	3,440	05/03/2016	(80)
Chinese Yuan (Buy)	JP Morgan Chase Bank	419	420	05/24/2016	(1)
Chinese Yuan (Sell)	Bank of America NA	3	3	01/06/2017	—
Chinese Yuan (Sell)	Deutsche Bank AG	211	201	01/06/2017	(10)
Chinese Yuan (Sell)	JP Morgan Chase Bank	529	523	05/24/2016	(6)
Chinese Yuan (Sell)	JP Morgan Chase Bank	354	355	10/24/2016	1
Chinese Yuan (Sell)	JP Morgan Chase Bank	246	237	01/06/2017	(9)
Chinese Yuan (Sell)	UBS AG	222	220	05/24/2016	(2)
Colombian Peso (Buy)	Bank of America NA	10	10	06/03/2016	—
Colombian Peso (Sell)	Goldman Sachs Bank USA	54	46	06/03/2016	(8)
Danish Krone (Sell)	Bank of America NA	330	319	04/03/2017	(11)
Danish Krone (Sell)	Deutsche Bank AG	669	637	04/03/2017	(32)
Euro Currency (Buy)	Bank of America NA	383	377	05/03/2016	6
Euro Currency (Buy)	Citibank NA	28	28	05/13/2016	—
Euro Currency (Buy)	Goldman Sachs Bank USA	574	569	05/03/2016	5
Euro Currency (Buy)	JP Morgan Chase Bank NA	49	48	05/13/2016	1
Euro Currency (Buy)	UBS AG	20	20	05/13/2016	—
Euro Currency (Sell)	Bank of America NA	5,079	5,063	06/02/2016	(16)
Euro Currency (Sell)	JP Morgan Chase Bank NA	202	201	05/03/2016	(1)
Euro Currency (Sell)	UBS AG	5,830	5,706	05/03/2016	(124)
Hungarian Forint (Sell)	Goldman Sachs Bank USA	3	3	05/12/2016	—
Indian Rupee (Buy)	Bank of America NA	1,533	1,503	05/24/2016	30
Indian Rupee (Sell)	Australia and New Zealand Banking Group Inc.	115	110	05/24/2016	(5)
Indian Rupee (Sell)	Bank of America NA	184	176	05/24/2016	(8)
Indian Rupee (Sell)	JP Morgan Chase Bank	887	851	05/24/2016	(36)
Indian Rupee (Sell)	UBS AG	344	330	05/24/2016	(14)
Mexican Peso (Sell)	Barclays Bank plc	751	726	05/20/2016	(25)
Mexican Peso (Sell)	BNP Paribas SA	365	359	05/20/2016	(6)
New Zealand Dollar (Sell)	Bank of America NA	848	805	05/13/2016	(43)
South African Rand (Buy)	JP Morgan Chase Bank NA	80	77	05/12/2016	3
South African Rand (Sell)	Société Générale	82	81	05/12/2016	(1)
South Korean Won (Buy)	Bank of America NA	214	204	05/24/2016	10
South Korean Won (Buy)	Barclays Capital	136	129	05/24/2016	7
South Korean Won (Buy)	Credit Suisse International	245	233	05/24/2016	12
South Korean Won (Buy)	HSBC Bank USA	68	65	05/24/2016	3
South Korean Won (Buy)	JP Morgan Chase Bank	365	348	05/24/2016	17
South Korean Won (Buy)	UBS AG	152	145	05/24/2016	7
South Korean Won (Sell)	JP Morgan Chase Bank	1,178	1,123	05/24/2016	(55)
Taiwan Dollar (Buy)	Australia and New Zealand Banking Group Inc.	238	230	05/24/2016	8
Taiwan Dollar (Buy)	Bank of America NA	70	68	05/24/2016	2
Taiwan Dollar (Buy)	Goldman Sachs Bank USA	26	25	05/24/2016	1
Taiwan Dollar (Buy)	HSBC Bank USA	82	79	05/24/2016	3
Taiwan Dollar (Buy)	JP Morgan Chase Bank	336	324	05/24/2016	12
Taiwan Dollar (Sell)	JP Morgan Chase Bank	747	730	05/24/2016	(17)
Total Forward Currency Contracts					$(835)

12

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	0.900%	04/17/2018	CAD$ 1,700	$ (3)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	09/21/2026	£ 1,390	14
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	03/15/2047	1,420	52
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	0.680	09/14/2016	$ 1,200	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.000	04/05/2018	1,300	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	800	(14)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	4,500	237
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.230	09/16/2025	1,100	(56)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	10/02/2025	2,000	(122)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	10/28/2025	4,700	(117)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	3,000	60
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	02/22/2026	5,000	(69)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	03/16/2026	11,500	(43)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/21/2026	1,400	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/27/2026	1,800	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	3,500	(48)
Interest Rate Swaps						$(106)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America Investment Grade Index Series 25	Buy	1.000%	12/20/2020	81.920%	$(4)	$ (2)	$ 400	$ (2)
CME Group	Dow Jones CDX North America Investment Grade Index Series 25	Buy	1.000	06/20/2021	77.470	(162)	(140)	$ 13,300	(22)
Credit Default Swaps									$(24)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.550%	10/15/2017	€ 100	$ (1)
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.620	09/15/2018	100	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	(2)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	200	(2)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	09/15/2018	100	(1)
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	300	(2)
Société Générale Paris	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.680	10/15/2018	100	(1)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.530	10/15/2017	400	(3)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	(2)
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.430	06/15/2030	£ 600	70
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.350	08/15/2030	600	60
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	300	31
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.300	12/15/2030	200	12
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	100	30
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	1,600	136
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.320	05/15/2030	300	28
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	08/26/2025	$ 300	2
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	2.090	10/11/2017	2,800	(115)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	5,600	(342)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	900	(45)
13

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.730%	03/04/2019	$ 175	$ (2)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017	1,400	(78)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.210	10/11/2018	1,700	(87)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	6,500	(200)
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Receive	1.720	04/15/2017	1,200	(1)
Interest Rate Swaps						$(517)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON INDICES
Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	$ 1,235	11	$ —
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	1,691	6	21
Bank of America NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	482	3	31
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	1,496	7	96
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	10,987	126	687
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	2,848	18	182
Goldman Sachs Bank USA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM,8	08/15/2016	10,233	48	651
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	4,250	14	289
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	42,754	242	2,723
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2016	3,028	19	193
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	JP Morgan FNJ Commodity Index	08/15/2016	4,210	40	(29)
Goldman Sachs Bank USA	U.S. Treasury Bills	Pay	S&P GSC Industrial Metals Excess Return Index	08/15/2016	— [a]	45	(3)
Total Return Swaps on Indices							$4,841
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Entity	Pay/Receive Floating Rate	Fixed Price per Unit	Expiration Date	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	$1,102.000	07/11/2016	100	$(19)
Goldman Sachs International	London Platinum & Palladium Market Platinum PM Fix Price/USD	Receive	860.470	07/11/2016	100	22
BNP Paribas SA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD[8]	Receive	6.400	09/30/2016	5,000	—
BNP Paribas SA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	—	12/31/2016	2,400	(1)
BNP Paribas SA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	5.850	12/31/2017	1,200	—
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	35.500	12/31/2016	900	16
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	7.690	09/30/2016	25,000	(33)
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	—	12/31/2016	800	(1)
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	5.800	12/31/2017	1,200	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	5.780	12/31/2017	1,200	—
Société Générale Paris	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD[8]	Receive	4.580	12/31/2016	6,000	1
Total Return Swaps on Commodities						$(15)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$ 0.080	03/24/2020	$ 179	$ 2
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.080	04/22/2020	531	7
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	04/27/2020	341	6
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	04/28/2020	169	3
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.070	07/29/2020	377	6
14

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
VARIANCE SWAPS ON COMMODITIES—Continued
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.060	04/16/2020	$ 250	$ (1)
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.110	04/29/2020	152	6
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.110	05/07/2020	150	7
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.090	07/24/2020	167	3
Variance Swaps on Commodities						$39
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000%	12/20/2016	0.380%	$—	$—	€ 20	$ —
Morgan Stanley Capital Services LLC	Canadian Natural Resources Ltd. 5.700% due 05/15/2017	Buy	1.000	03/20/2018	1.038	—	5	$ 100	(5)
Credit Default Swaps									$ (5)
Total Swaps									$4,213

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2016
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 109	U.S. Treasury Inflation Indexed Bonds[9]	$116	$(117)
15

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 7,472	$—	$ 7,472
Collateralized Mortgage Obligations	—	898	—	898
Corporate Bonds & Notes	—	11,756	—	11,756
Foreign Government Obligations	—	12,292	—	12,292
Mortgage Pass-Through	—	3,447	—	3,447
Purchased Options	38	162	—	200
U.S. Government Obligations	—	68,039	—	68,039
Short-Term Investments
Repurchase Agreements	—	15,911	—	15,911
Total Investments in Securities	$ 38	$119,977	$—	$120,015
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 142	$—	$ 142
Futures Contracts	690	—	—	690
Swap Agreements	—	5,687	—	5,687
Total Financial Derivative Instruments - Assets	$ 690	$ 5,829	$—	$ 6,519
Liability Category
Fixed Income Investments Sold Short	$ —	$ (117)	$—	$ (117)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (977)	$—	$ (977)
Futures Contracts	(401)	—	—	(401)
Swap Agreements	—	(1,474)	—	(1,474)
Written Options	(28)	(232)	—	(260)
Total Financial Derivative Instruments - Liabilities	$(429)	(2,683)	$—	(3,112)
Total Investments	$ 299	$123,006	$—	$123,305
There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2016.
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$—	$(24,325)	$(19,639)	$—	$(43,964)
16

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

1	Variable rate security. The stated rate represents the rate in effect at April 30, 2016.
2	Step coupon security. The stated rate represents the rate in effect at April 30, 2016.
3	Floating rate security. The stated rate represents the rate in effect at April 30, 2016.
4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $3,257 (in 000s) or approximately 4% of net assets.
5	CLO after the name of a security stands for Collateralized Loan Obligation.
6	MTN after the name of a security stands for Medium Term Note.
7	Perpetuity bond. The maturity date represents the next callable date.
8	Security has been deemed illiquid at April 30, 2016.
9	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
10	Zero coupon bond.
11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2016. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
12	At April 30, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $7,959 (in 000s) or approximately 10% of net assets.
13	Purchased option that requires periodic settlement of variation margin.
a	Rounds to less than $1,000.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
j	Amount represents Index Value.
v	Amount represents the initial strike value of variance of the price of the underlying commodity or index.
AUD$	Australian Dollar
R$	Brazilian Real
£	British Pound
CAD$	Canadian Dollar
DKK$	Danish Krone
€	Euro
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Unconstrained Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Marc P. Seidner
Since 2015
Mohsen Fahmi
Since 2014
Daniel J. Ivascyn
Since 2014
PIMCO has subadvised the Fund since 2010.
Investment Objective
Total return
Principal Style Characteristics
Broad range of fixed income instruments without benchmark constraints or significant sector/instrument limitations
Marc P. Seidner

Mohsen Fahmi

Daniel J. Ivascyn

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six-months ended April 30, 2016, uncertainty around China, commodities, and central bank effectiveness spurred market volatility and continued to impact fixed income markets.
The end of 2015 brought some relief to markets as economic fundamentals strengthened and sentiment stabilized. Positive U.S. economic indicators allowed the Federal Reserve (Fed) to begin reducing monetary accommodation – the Fed lifted the Federal Funds Rate by 0.25% in a unanimous vote in December. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. U.S. economic indicators continued to suggest a healthy pace of growth in the first part of 2016 as we saw continued signs of labor market strength as well as higher core inflation. However, concerns about global influences and financial conditions kept the Fed on hold at its March meeting with the statement and press conference suggesting a dovish tilt.
In the euro-zone, weak inflation and tighter global financial conditions prompted the European Central Bank (ECB) to provide additional easing measures in the beginning of 2016, with a focus on credit over more negative rates. This boosted risk assets, even as the euro appreciated. In Japan, the Bank of Japan’s surprise move into negative rates raised concerns over policy effectiveness, contributing to market volatility. However, subsequent clarity about currency policy, alongside actions from other central banks, including the Fed and ECB, helped stabilize markets.
Ever-lower interest rates in the euro zone helped anchor government bond yields elsewhere, such as in the U.S. and UK, while the U.S. dollar added to its strong performance by appreciating against most other currencies. The U.S. Treasury curve flattened over the six-month period as rates at the front-end of the curve rose, while yields on the rest of the curve fell.
PERFORMANCE
For the six months ended April 30, 2016, Harbor Unconstrained Bond Fund returned 1.00% (Institutional Class) and 0.88% (Administrative Class), while the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index returned 0.21% and the Barclays U.S. Aggregate Bond Index returned 2.82%.
The following strategies helped the Fund’s returns for the first half of fiscal 2016:
•	Currency positioning, specifically long U.S. dollar positions versus the Chinese yuan, as the currency weakened relative to the dollar.
•	Long positions in Brazilian local rates as the political outlook improved, which drove rates lower.
•	Exposure to select corporate and high-yield bonds which outperformed.
The following strategies were negative or neutral for returns during the first half of the fiscal year:
•	Holdings of non-agency mortgage-backed securities, as these securities underperformed over the period.
•	Overall short duration positioning as U.S. interest rates moved lower.
18

Harbor Unconstrained Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	36.6%
Countrywide Asset-Backed Certificates	3.9%
Bear Stearns Asset Backed Securities Trust	3.4%
Brazil Notas Do Tesouro Nacional Série F	3.3%
Ally Financial Inc.	3.2%
Bank of America Corp.	3.2%
Bear Stearns Alt-A Trust	2.6%
First Franklin Mortgage Loan Trust	2.6%
RASC Trust	2.4%
Washington Mutual Mortgage Pass Through Certificates Trust	2.3%
OUTLOOK & STRATEGY
Over the next six months, we expect global economic and policy divergence will continue to provide a mix of risks, opportunities and volatility. While markets have largely rebounded from the downturn at the beginning of the year, we have lowered our forecasts for global growth and inflation in light of the weaker economic momentum as well as some tightening in financial conditions at the onset of the year. Importantly, we do not expect a global or U.S. recession over the cyclical horizon. While the three C’s – China, commodities, and central banks – have been calmer recently, we believe that their paths forward will be key swing factors for the global outlook.
In the U.S., our expectation is for above-trend economic growth in a 1.75%–2.25% range in 2016. We expect the “delicate handoff” from slowing job growth to higher wages to succeed as the main driver of income creation, supporting further gains in consumer spending. Assuming a gradual lift in crude oil prices by year-end, we believe headline inflation (as measured by the Consumer Price Index) is likely to hover in the 1.0%-1.5% range before rising to 2% by year-end. With Personal Consumption Expenditure inflation remaining below the Fed’s 2% target and global developments still posing considerable risks to the outlook, we expect the Fed to move cautiously, raising rates only once or twice this year.
For the euro-zone, we anticipate trend-like Gross Domestic Product (GDP) growth in the 1.0%-1.5% range. We expect the headwinds for growth from weak global demand and the tightening of financial conditions earlier this year to be roughly offset by the lagged effects of the weaker euro on exports, and for low oil prices and rising employment to support consumption. We believe the ECB’s March easing package should also be mildly supportive for growth. Yet, with inflation likely to continue to undershoot the ECB’s objective of “below but close to 2%,” further easing later this year may be in the pipeline.
Our outlook for China is for growth in a 5.5%-6.5% range and headline inflation around 1.25%. China’s transition from “old” (industrial, state-owned and export-oriented) to “new” (service sector, private and consumption-oriented) growth drivers continues to sputter. As such, we expect “official” GDP growth to fall short of the government’s 6.5%–7% target range. Our view is Japanese GDP growth will likely be in the 0.25%–0.75% range in 2016. With China slowing and the benefits from past yen depreciation petering out, we believe the external sector will continue to be a small drag for economic activity.
With respect to portfolio strategy, we plan to:
•	Remain short the front-end of the U.S. rate curve as investors are still not compensated for taking U.S. rate risk because of the strength in U.S. fundamentals. However, given recent volatility in the markets, we will look to trim our short position to better navigate markets as opportunities to do so arise.
•	Within investment-grade credit and high-yield corporate bonds, we expect that we will continue to favor positions within financials and consumer-related issuers. Individual security selection continues to be an area of emphasis within these markets.
•	Maintain exposure to non-agency mortgage backed securities as an attractive source of yield relative to other fixed income sectors. We continue to benefit from limited new supply and improved mortgage credit fundamentals from the sustained recovery in the U.S. housing market.
•	Look to maintain our U.S. dollar bias, against the euro, Japanese yen, and Chinese yuan in particular. We plan to look to tactically adjust exposures as market conditions warrant, as we believe that the dollar’s trajectory may not be as smooth as it has been during the past few months.
•	Continue to hold a long position in Brazilian local rates, which benefited from renewed signs of political progress and resulted in falling rates. We believe the political crisis-induced level of forward real yields are unsustainable and will continue to fall.
•	Continue to hold positions in TIPS, as we believe inflation expectations embedded in markets still appear too depressed in light of the Fed’s efforts to reflate the economy.

This report contains the current opinions of Pacific Investment Management Company LLC (“PIMCO”) at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.
19

Harbor Unconstrained Bond Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032
Cusip	411512817
Ticker	HAUBX
Inception Date	04/01/2010
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$18,894

ADMINISTRATIVE CLASS

Fund #	2232
Cusip	411512791
Ticker	HRUBX
Inception Date	04/01/2010
Net Expense Ratio	1.05% [a]
Total Net Assets (000s)	$420
Portfolio Statistics
Average Market Coupon	2.72%
Yield to Maturity	3.66%
Current 30-Day Yield (Institutional Class)	2.30%
Weighted Average Maturity	0.98 years
Weighted Average Duration	-0.70 years
Portfolio Turnover (6-Month Period Ended 04/30/2016)	269%
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	96.35%
>1 to 5	-13.27%
>5 to 10	34.33%
>10 to 15	-15.98%
>15 to 20	0.42%
>20 to 25	1.00%
>25 yrs.	-2.85%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 04/01/2010 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Unconstrained Bond Fund
Institutional Class	1.00%	-1.94%	1.85%	2.16%	04/01/2010	$11,389
Administrative Class	0.88	-2.13	1.60	1.91	04/01/2010	11,217
Comparative Indices
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.21%	0.35%	0.33%	0.33%	—	$10,203
Barclays U.S. Aggregate Bond	2.82	2.72	3.60	4.01	—	12,702
As stated in the Fund’s current prospectus, the expense ratios were 0.80% (Net) and 1.61% (Gross) (Institutional Class); and 1.05% (Net) and 1.86% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
20

Harbor Unconstrained Bond Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and derivative positions of -17.8%)
ASSET-BACKED SECURITIES—29.9%
Principal Amount		Value
	ACE Securities Corp. Home Equity Loan Trust
	Series 2006-OP2 Cl. A1
$40	0.594%—08/25/2036[1]	$ 34
	Argent Securities Inc.
	Series 2006-M2 Cl. A2B
279	0.549%—09/25/2036[1]	105
	Asset Backed Securities Corp.
	Series 2005-HE6 Cl. M5
500	1.459%—07/25/2035[1]	408
	Bear Stearns Asset Backed Securities Trust
	Series 2007-SD2 Cl. 2A1
786	0.839%—09/25/2046[1]	665
	Belle Haven ABS CLO Ltd.[2]
	Series 2004-1A Cl. A1ST
37	0.997%—11/03/2044[1,3]	18
	Series 2004-1A Cl. A1SB
75	1.037%—11/03/2044[1,3]	38
		56
	Countrywide Asset-Backed Certificates
	Series 2007-2 Cl. 2A3
354	0.579%—08/25/2037[1]	322
	Series 2007-BC3 Cl. 1A
409	0.619%—11/25/2047[1]	340
	Series 2006-1 Cl. AF5
100	5.884%—07/25/2036[4]	81
		743
	Credit-Based Asset Servicing and Securitization LLC
	Series 2007-CB3 Cl. A3
168	5.731%—03/25/2037[4]	84
	Series 2007-CB3 Cl. A4
168	5.971%—03/25/2037[4]	84
		168
	First Franklin Mortgage Loan Trust
	Series 2004-FF8 Cl. M3
591	1.864%—10/25/2034[1]	499
	Fremont Home Loan Trust
	Series 2005-FHLT Cl. D M1
500	0.849%—11/25/2035[1]	369
	Goldentree Loan Opportunities VII Ltd.
	Series 2013-7A Cl. A
300	1.788%—04/25/2025[1,3]	295
	Huntington CLO Ltd.[2]
	Series 2005-1A Cl. A1A
36	0.891%—11/05/2040[1,3]	35
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Indymac Residential Asset Backed Trust
	Series 2007-B Cl. 2A2
$49	0.599%—07/25/2037[1]	$ 31
	JP Morgan Mortgage Acquisition Trust
	Series 2006-CW1 Cl. A5
200	0.679%—05/25/2036[1]	183
	Master Specialized Loan Trust
	Series 2007-1 Cl. A
403	0.809%—01/25/2037[1,3]	228
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-NC1 Cl. A2C
79	0.579%—11/25/2036[1]	48
	Series 2006-NC5 Cl. A4
91	0.589%—10/25/2036[1]	55
		103
	Morgan Stanley Capital I Inc. Trust
	Series 2006-HE1 Cl. A4
92	0.729%—01/25/2036[1]	83
	Morgan Stanley Home Equity Loan Trust
	Series 2007-1 Cl. A3
244	0.579%—12/25/2036[1]	139
	Newcastle CLO V Ltd.[2]
	Series 2004-5A Cl. 1
1	0.968%—12/24/2039[1,3]	1
	OHA Credit Partners VIII Ltd.
	Series 2013-8A Cl. A
300	1.754%—04/20/2025[1,3]	295
	Ownit Mortgage Loan Asset Backed Certificates
	Series 2006-4 Cl. A2C
64	0.589%—05/25/2037[1]	44
	RASC Trust
	Series 2003-KS4 Cl. AIIB
529	1.019%—06/25/2033[1]	453
	Securitized Asset Backed Receivables LLC Trust
	Series 2004-OP1 Cl. M1
48	1.204%—02/25/2034[1]	45
	Sierra Madre Funding Ltd.
	Series 2004-1A Cl. A1A
116	0.839%—09/07/2039[1,3]	93
	Series 2004-1A Cl. ALTB
270	1.079%—09/07/2039[1,3]	216
		309
	SLM Student Loan Trust
	Series 2010-A Cl. 2A
87	3.683%—05/16/2044[1,3]	90
	Stone Tower Capital LLC
	Series 2007-6A Cl. A1
22	0.863%—04/17/2021[1,3]	22
	Structured Asset Investment Loan Trust
	Series 2005-8 Cl. A4
29	0.799%—10/25/2035[5]	29
	Tralee CLO III Ltd.[2]
	Series 2014-3A Cl. A2
300	1.984%—07/20/2026[1,3]	296
	Triaxx Prime CLO[2]
	Series 2007-1A Cl. A1D
61	0.699%—10/02/2039[1,3]	47
TOTAL ASSET-BACKED SECURITIES
(Cost $5,235)		5,775

21

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—0.5%
Principal Amount		Value
(Cost $100)
	Charter Com Operating LLC
	Term Loan 1
$100	3.500%—01/24/2023[5]	$ 100

COLLATERALIZED MORTGAGE OBLIGATIONS—11.4%
	Banc of America Alternative Loan Trust
	Series 2003-2 Cl. CB1
15	5.750%—04/25/2033[5]	16
	Banc of America Funding Trust
	Series 2007-D Cl. 1A4
46	0.669%—06/20/2047[1]	44
	Series 2004-A Cl. 4A1
11	2.965%—06/20/2032[5]	11
		55
	BCAP LLC Trust
	Series 2011 Cl. RR5
52	5.250%—06/26/2036[3,5]	44
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A2
24	2.460%—08/25/2035[1]	24
	Series 2004-10 Cl. 15A1
5	2.864%—01/25/2035[5]	5
	Series 2005-1 Cl. 4A1
10	2.929%—03/25/2035[5]	9
		38
	Bear Stearns Alt-A Trust
	Series 2006-4 Cl. 12A1
615	0.779%—08/25/2036[1]	496
	Berica ABS Srl
	Series 2011-1 Cl. A1
€71	0.058%—12/31/2055[1]	81
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-3 Cl. 1A1
$41	2.044%—08/25/2035[5]	39
	First Horizon Mortgage Pass Through Trust
	Series 2005-AR4 Cl. 2A1
28	2.642%—10/25/2035[5]	23
	Impac CMB Trust
	Series 2004-4 Cl. 1A1
18	1.079%—09/25/2034[1]	17
	IndyMac IMSC Mortgage Loan Trust
	Series 2004-AR6 Cl. 5A1
8	2.776%—10/25/2034[5]	8
	JP Morgan Chase Commercial Mortgage Securities Trust
	Series 2006-LDP8 Cl. 1A1
17	5.397%—05/15/2045[5]	18
	JP Morgan Mortgage Trust
	Series 2006-A2 Cl. 1A1
219	3.144%—04/25/2036[5]	200
	Series 2006-S2 Cl. 2A2
7	5.875%—06/25/2021[5]	6
		206
	MASTR Adjustable Rate Mortgages Trust
	Series 2004-4 Cl. 3A1
8	2.649%—05/25/2034[5]	8
	Merrill Lynch Mortgage Investors Trust
	Series 2003-H Cl. A3A
63	2.125%—01/25/2029[5]	62
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Morgan Stanley Capital I Trust
	Series 2007-IQ14 Cl. A1A
$112	5.665%—04/15/2049[5]	$ 116
	Structured Asset Mortgage Investments Inc.
	Series 2006-AR7 Cl. A10
129	0.639%—08/25/2036[1]	113
	Structured Asset Securities Corp.
	Series 2005-16 Cl. 1A2
35	5.500%—09/25/2035[5]	35
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C27 Cl. 1A1
39	5.749%—07/15/2045[5]	40
	Series 2007-C32 Cl. A1A
277	5.889%—06/15/2049[5]	286
	Series 2007-C33 Cl. 1A1
45	6.147%—02/15/2051[5]	47
		373
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
10	0.669%—04/25/2045[1]	9
	Series 2005-AR9 Cl. A1A
40	1.079%—07/25/2045[1]	38
	Series 2007-OA1 Cl. 2A
308	1.097%—12/25/2046[1]	208
	Series 2007-HY3 Cl. 2A1
87	2.412%—03/25/2037[5]	73
	Series 2007-HY4 Cl. 3A1
132	4.267%—04/25/2037[5]	120
		448
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,131)		2,196

CORPORATE BONDS & NOTES—27.6%
	Abbey National Treasury Services plc
100	2.500%—03/14/2019	102
	AbbVie Inc.
100	2.500%—05/14/2020	102
	Actavis Funding SCS
100	1.887%—03/12/2020[1]	100
	AES Corp.
100	3.635%—06/01/2019[1]	98
	Ally Financial Inc.
200	3.500%—07/18/2016	201
400	5.500%—02/15/2017	409
		610
	American International Group Inc.
50	3.300%—03/01/2021	52
	AT&T Inc.
100	4.750%—05/15/2046	101
	Bank of America Corp.
100	0.947%—08/15/2016[1]	100
200	2.000%—01/11/2018	201
300	5.750%—12/01/2017	319
		620
	BPCE SA
200	5.150%—07/21/2024[3]	206
	CIT Group Inc.
200	4.250%—08/15/2017	203

22

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Citigroup Inc.
	$100	1.598%—07/25/2016[1]	$ 100
		Cox Communications Inc.
	100	5.875%—12/01/2016[3]	102
		Credit Agricole SA
	€100	6.500%—06/23/2021[5,6]	112
		Ford Motor Credit Co. LLC MTN[7]
	$400	1.413%—01/17/2017[1]	400
		Goldman Sachs Group Inc.
	100	3.500%—01/23/2025	101
		Imperial Tobacco Finance plc
	200	2.050%—02/11/2018[3]	201
		International Lease Finance Corp.
	100	8.750%—03/15/2017	106
		JP Morgan Chase & Co.
	100	1.538%—01/25/2018[1]	100
	100	7.900%—04/30/2018[5,6]	101
			201
		KBC Bank NV
	200	8.000%—01/25/2023[5]	218
		Kraft Heinz Foods Co.
	50	2.000%—07/02/2018[3]	51
		Kroger Co.
	100	2.200%—01/15/2017	101
		Metropolitan Life Global Funding I
	400	0.755%—06/23/2016[1,3]	400
		Mylan Inc.
	100	1.800%—06/24/2016	100
		Petrobras Global Finance BV
	100	3.002%—03/17/2017[5]	98
	100	5.375%—01/27/2021	89
	100	5.750%—01/20/2020	92
			279
		Sinopec Group Overseas Development 2014 Ltd.
	200	1.409%—04/10/2017[1,3]	200
		SLM Corp. MTN[7]
	100	8.450%—06/15/2018	107
		Toronto-Dominion Bank MTN[7]
	50	1.627%—04/07/2021[1]	50
		Verizon Communications Inc.
	100	2.164%—09/15/2016[1]	101
		Volkswagen Group of America Finance LLC
	200	0.838%—05/23/2016[1,3]	200
TOTAL CORPORATE BONDS & NOTES
(Cost $5,313)			5,324

FOREIGN GOVERNMENT OBLIGATIONS—7.6%
		Brazil Letras Do Tesouro Nacional
R$	1,400	0.000%—10/01/2016[8]	385
		Brazil Notas Do Tesouro Nacional Série F
	2,400	10.000%—01/01/2021-01/01/2025	640
		Hellenic Railways Organization SA
	€100	4.028%—03/17/2017[9]	106
		Hellenic Republic Government Bond
	100	3.375%—07/17/2017[3]	106
		Slovenia Government International Bond
	$200	5.250%—02/18/2024	225
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,478)			1,462

MORTGAGE PASS-THROUGH—0.8%
Principal Amount		Value
	Federal Home Loan Mortgage Corp.
$95	1.705%—11/25/2046[5]	$ 7
	Federal Home Loan Mortgage Corp. REMIC[10]
27	10.976%—04/15/2044[1]	27
17	12.211%—02/15/2044[1]	17
		44
	Federal National Mortgage Association
6	2.427%—07/01/2032[1]	6
70	2.793%—11/01/2042[1]	73
9	4.500%—02/01/2026[5]	9
		88
	Federal National Mortgage Association REMIC[10]
19	0.559%—03/25/2034[1]	19
TOTAL MORTGAGE PASS-THROUGH
(Cost $159)		158

MUNICIPAL BONDS—3.1%
	Buckeye Tobacco Settlement Financing Authority
100	6.000%—06/01/2042	99
	California State
100	7.600%—11/01/2040	158
	City of Chicago, IL
100	7.750%—01/01/2042	99
	New York City, NY
200	5.887%—12/01/2024	247
TOTAL MUNICIPAL BONDS
(Cost $468)		603

PREFERRED STOCKS—0.0%
(Cost $10)
Shares
CONSUMER FINANCE—0.0%
375	Ally Financial Inc.	9

PURCHASED OPTIONS—0.3%
No. of Contracts/ Notional
	Currency Option Euro vs. Mexican Peso
100,000	€19.00—02/09/2017[9]	2
	Currency Option Euro vs. U.S. Dollar
800,000	€1.49—05/12/2016[9]	—
	Currency Option U.S. Dollar vs. Russian Ruble
100,000	$71.15—02/22/2017[9]	9
	Interest Rate Swap Option 1 year
12,600,000	0.900%—06/20/2016[9]	4
	Interest Rate Swap Option 2 year
2,400,000	1.000%—03/28/2017[9]	9
	Interest Rate Swap Option 30 year
200,000	2.970%—09/24/2018[9]	9
650,000	3.050%—12/12/2018[9]	30
200,000	3.350%—09/12/2016[9]	—
		39

23

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

PURCHASED OPTIONS—Continued
No. of Contracts/ Notional		Value
	U.S. Treasury Notes Future 5 year
26,000	$112.50—05/20/2016	$ —
	U.S. Treasury Notes Future 10 year
13,000	$111.50—05/20/2016	—
6,000	$112.50—05/20/2016	—
		—
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $67)		63

U.S. GOVERNMENT OBLIGATIONS—36.6%
Principal Amount
	U.S. Treasury Bonds
$200	2.500%—02/15/2046[11]	193
150	3.000%—11/15/2044-05/15/2045	161
300	3.125%—08/15/2044	329
		683
	U.S. Treasury Inflation Indexed Bonds[12]
100	0.125%—07/15/2024	101
200	0.250%—01/15/2025	202
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$836	2.000%—01/15/2026[11]	$ 982
126	2.375%—01/15/2025	150
		1,435
	U.S. Treasury Notes
170	1.625%—02/15/2026[11]	167
1,200	1.875%—11/30/2021-10/31/2022[11]	1,228
2,600	2.000%—05/31/2021-08/15/2025[11]	2,671
800	2.125%—09/30/2021[11]	831
50	2.125%—05/15/2025	51
		4,948
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $6,888)		7,066
TOTAL INVESTMENTS—117.8%
(Cost $21,849)		22,756
CASH AND OTHER ASSETS, LESS LIABILITIES—(17.8)%		(3,442)
TOTAL NET ASSETS—100.0%		$19,314

FUTURES CONTRACTS OPEN AT APRIL 30, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Buy)	4	€ 400	06/08/2016	$ (7)
Eurodollar Futures-CME 90 day (Sell)	8	$ 2,000	06/13/2016	(7)
Eurodollar Futures-CME 90 day (Sell)	5	1,250	09/19/2016	(7)
Eurodollar Futures-CME 90 day (Sell)	41	10,250	12/19/2016	(63)
Eurodollar Futures-CME 90 day (Sell)	5	1,250	03/13/2017	(9)
U.S. Treasury Note Futures 5 year (Buy)	22	2,200	06/30/2016	(2)
U.S. Treasury Note Futures 10 year (Buy)	16	1,600	06/21/2016	—
Total Futures Contracts				$(95)

WRITTEN OPTIONS OPEN AT APRIL 30, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Call)	CME Group	1	€ 163.00	05/26/2016	$1	$(1)
Euro-Bund Futures (Put)	CME Group	2	159.50	06/24/2016	1	(2)
Total Written Options that Require Periodic Settlement of Variation Margin					$2	$(3)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	1,000,000	2.600%	09/24/2018	$ 11	$(10)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3,300,000	2.700	12/12/2018	34	(34)
Interest Rate Swap Option 10 year (Put)	Barclays Bank plc	100,000	1.750	06/29/2016	1	(1)
Interest Rate Swap Option 10 year (Call)	BNP Paribas SA	200,000	0.400	06/14/2016	1	—
Interest Rate Swap Option 10 year (Put)	BNP Paribas SA	200,000	0.900	06/14/2016	1	—
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	200,000	1.570	03/28/2017	3	(3)
24

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Number of Contracts/ Notional	Strike Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 10 year (Call)	JP Morgan Chase Bank NA	100,000	1.560%	03/28/2017	$ 2	$ (2)
Interest Rate Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	1.570	03/28/2017	3	(3)
Interest Rate Swap Option 10 year (Put)	JP Morgan Chase Bank NA	100,000	1.680	07/05/2016	1	(1)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	100,000	1.680	07/05/2016	1	(1)
Interest Rate Swap Option 30 year (Call)	JP Morgan Chase Bank NA	200,000	2.250	09/12/2016	5	(9)
Currency Option Euro vs. Mexican Peso[9] (Put)	Goldman Sachs Bank USA	100,000	€ 16.00	02/09/2017	—	—
Currency Option U.S. Dollar vs. Russian Ruble[9] (Call)	Bank of America NA	100,000	$ 108.00	02/22/2017	4	(1)
U.S. Treasury Notes Future 10 year (Put)	CME Group	5	128.50	05/20/2016	2	(1)
U.S. Treasury Notes Future 10 year (Put)	CME Group	6	129.50	05/20/2016	2	(2)
Total Written Options Not Settled Through Variation Margin					$ 71	$(68)
Total Written Options					$ 73	$(71)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Bank of America NA	$ 243	$ 242	05/03/2016	$ 1
Brazilian Real (Buy)	Deutsche Bank AG	65	62	05/03/2016	3
Brazilian Real (Buy)	Deutsche Bank AG	26	25	06/02/2016	1
Brazilian Real (Buy)	Goldman Sachs Bank USA	8	8	05/03/2016	—
Brazilian Real (Buy)	HSBC Bank USA	454	431	05/03/2016	23
Brazilian Real (Buy)	JP Morgan Chase Bank	243	242	05/03/2016	1
Brazilian Real (Sell)	Bank of America NA	242	237	05/03/2016	(5)
Brazilian Real (Sell)	Bank of America NA	28	27	10/04/2016	(1)
Brazilian Real (Sell)	Deutsche Bank AG	65	64	05/03/2016	(1)
Brazilian Real (Sell)	Deutsche Bank AG	65	62	06/02/2016	(3)
Brazilian Real (Sell)	Goldman Sachs Bank USA	8	8	05/03/2016	—
Brazilian Real (Sell)	HSBC Bank USA	454	453	05/03/2016	(1)
Brazilian Real (Sell)	JP Morgan Chase Bank	243	237	05/03/2016	(6)
Brazilian Real (Sell)	JP Morgan Chase Bank	360	352	10/04/2016	(8)
Brazilian Real (Sell)	UBS AG	270	360	01/04/2017	90
Brazilian Real (Sell)	UBS AG	259	352	07/05/2017	93
British Pound Sterling (Sell)	BNP Paribas SA	17	17	05/13/2016	—
British Pound Sterling (Sell)	HSBC Bank USA	13	13	05/13/2016	—
Canadian Dollar (Sell)	Goldman Sachs Bank USA	56	51	05/13/2016	(5)
Chinese Yuan (Buy)	Bank of America NA	239	238	05/24/2016	1
Chinese Yuan (Buy)	Bank of America NA	44	44	08/18/2016	—
Chinese Yuan (Buy)	Bank of America NA	386	387	10/24/2016	(1)
Chinese Yuan (Buy)	BNP Paribas SA	50	50	08/19/2016	—
Chinese Yuan (Buy)	BNP Paribas SA	460	445	10/24/2016	15
Chinese Yuan (Buy)	HSBC Bank USA	101	100	08/18/2016	1
Chinese Yuan (Buy)	HSBC Bank USA	52	52	08/19/2016	—
Chinese Yuan (Buy)	JP Morgan Chase Bank	81	81	05/24/2016	—
Chinese Yuan (Buy)	UBS AG	75	75	05/24/2016	—
Chinese Yuan (Sell)	Australia and New Zealand Banking Group Inc.	245	233	02/06/2017	(12)
Chinese Yuan (Sell)	Bank of America NA	88	85	08/18/2016	(3)
Chinese Yuan (Sell)	BNP Paribas SA	101	100	08/19/2016	(1)
Chinese Yuan (Sell)	HSBC Bank USA	72	71	08/18/2016	(1)
Chinese Yuan (Sell)	HSBC Bank USA	101	100	08/19/2016	(1)
Chinese Yuan (Sell)	JP Morgan Chase Bank	1,266	1,268	10/24/2016	2
Chinese Yuan (Sell)	UBS AG	131	129	08/19/2016	(2)
Chinese Yuan (Sell)	UBS AG	88	84	01/06/2017	(4)
Euro Currency (Buy)	Bank of America NA	26	31	06/13/2016	(5)
Euro Currency (Buy)	Bank of America NA	634	600	06/13/2016	34
Euro Currency (Buy)	Bank of America NA	163	154	06/27/2016	9
Euro Currency (Buy)	Deutsche Bank AG	116	137	06/13/2016	(21)
Euro Currency (Buy)	Deutsche Bank AG	128	119	06/13/2016	9
Euro Currency (Buy)	HSBC Bank USA	15	15	05/03/2016	—
Euro Currency (Buy)	UBS AG	257	256	06/02/2016	1
Euro Currency (Sell)	Bank of America Corp.	661	788	06/13/2016	127
Euro Currency (Sell)	Bank of America Corp.	163	196	06/27/2016	33
Euro Currency (Sell)	Bank of America NA	626	624	06/02/2016	(2)
Euro Currency (Sell)	Barclays Bank plc	180	216	06/27/2016	36
25

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Sell)	Deutsche Bank AG	$ 243	$ 290	06/13/2016	$ 47
Euro Currency (Sell)	JP Morgan Chase Bank NA	10	10	05/03/2016	—
Euro Currency (Sell)	UBS AG	629	616	05/03/2016	(13)
Indian Rupee (Buy)	UBS AG	9	9	05/24/2016	—
Japanese Yen (Sell)	Australia and New Zealand Banking Group Inc.	5	5	05/13/2016	—
Japanese Yen (Sell)	Bank of America NA	32	31	05/13/2016	(1)
Japanese Yen (Sell)	Deutsche Bank AG	217	324	10/11/2016	107
Japanese Yen (Sell)	JP Morgan Chase Bank NA	258	254	05/13/2016	(4)
Mexican Peso (Buy)	Barclays Bank plc	109	105	05/20/2016	4
Taiwan Dollar (Buy)	Barclays Capital	217	214	05/24/2016	3
Taiwan Dollar (Sell)	JP Morgan Chase Bank	218	213	05/24/2016	(5)
Total Forward Currency Contracts					$535

SWAP AGREEMENTS OPEN AT APRIL 30, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.000%	03/18/2022	£ 300	$ (17)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	03/15/2047	70	2
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.300	03/18/2026	¥ 50,000	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.410	08/02/2024	MEX$ 4,900	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.350	09/28/2017	$ 2,600	(12)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/14/2017	4,900	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	06/15/2018	5,000	(39)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/16/2018	3,500	(73)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	1,000	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	06/15/2023	3,000	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.330	08/19/2025	200	(12)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.150	12/03/2025	300	(11)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	12/03/2025	100	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	2,300	(120)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	700	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	06/15/2046	1,350	26
Interest Rate Swaps						$(241)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America Investment Grade Index Series 25	Buy	1.000%	06/20/2021	77.470%	$(3)	$(3)	$ 100	$—
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	11.160%	01/04/2021	R$ 700	$ (9)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	12.600	01/04/2021	1,500	1
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	400	(5)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.560	01/04/2021	400	1
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	900	(10)
26

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.600%	01/04/2021	R$ 300	$ —
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Receive	14.080	01/04/2021	800	(11)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Receive	13.390	01/04/2021	400	(4)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	300	(4)
Bank of America NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.710	01/29/2020	€ 400	(4)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.700	01/30/2020	300	(4)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.740	01/26/2020	200	(2)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.660	01/30/2020	600	(6)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.990	03/30/2020	500	(12)
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Pay	3.300	11/15/2030	£ 73	5
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	20	1
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	10	1
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.300	11/15/2030	40	3
Interest Rate Swaps						$(59)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000%	03/20/2019	0.558%	$1	$ 2	$ 100	$ (1)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	1.295	(8)	(9)	400	1
Goldman Sachs International	Citigroup Inc. 6.130% due 05/15/2018	Sell	1.000	03/20/2019	0.630	1	1	100	—
Goldman Sachs International	Dow Jones CDX North America High Yield Index Series 23	Sell	5.000	12/20/2019	1.586	39	42	300	(3)
Goldman Sachs International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	12/20/2016	0.693	—	(2)	100	2
Deutsche Bank AG	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	0.138	1	4	300	(3)
Morgan Stanley Capital Services LLC	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	12/20/2019	0.657	7	4	500	3
Goldman Sachs International	Kraft Heinz Foods Company 6.380% due 07/15/2028	Buy	1.000	09/20/2018	0.170	(1)	(1)	50	—
Goldman Sachs International	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2020	1.109	—	1	100	(1)
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	0.933	2	(4)	500	6
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2019	0.839	2	(1)	400	3
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	09/20/2019	0.890	1	1	200	—
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2017	0.379	3	4	400	(1)
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.801	1	(2)	100	3
Morgan Stanley Capital Services LLC	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	0.933	—	(1)	100	1
JP Morgan Chase Bank NA	State of Qatar 9.750% due 06/15/2030	Sell	1.000	06/20/2019	0.578	1	2	100	(1)
Credit Default Swaps									$ 9
Total Swaps									$(291)
27

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

Reverse Repurchase Agreements
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Royal Bank of Scotland	0.470–0.610%	04/19/2016 – 04/22/2016	05/03/2016 – 07/22/2016	$1,653	$(1,653)
Société Générale	0.200–0.450	04/19/2016 – 04/29/2016	05/03/2015 – 05/05/2016	2,317	(2,317)
					$ (3,970)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 5,775	$—	$ 5,775
Bank Loan Obligations	—	100	—	100
Collateralized Mortgage Obligations	—	2,196	—	2,196
Corporate Bonds & Notes	—	5,324	—	5,324
Foreign Government Obligations	—	1,462	—	1,462
Mortgage Pass-Through	—	158	—	158
Municipal Bonds	—	603	—	603
Preferred Stocks	9	—	—	9
Purchased Options	—	63	—	63
U.S. Government Obligations	—	7,066	—	7,066
Total Investments in Securities	$ 9	$22,747	$—	$22,756
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 641	$—	$ 641
Futures Contracts	—	—	—	—
Swap Agreements	—	85	—	85
Total Financial Derivative Instruments - Assets	$ —	$ 726	$—	$ 726
Liability Category
Reverse Repurchase Agreements	$ —	$ (3,970)	$—	$ (3,970)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (106)	$—	$ (106)
Futures Contracts	(95)	—	—	(95)
Swap Agreements	—	(376)	—	(376)
Written Options	(6)	(65)	—	(71)
Total Financial Derivative Instruments-Liabilities	$(101)	$ (547)	$—	$ (648)
Total Investments	$ (92)	$18,956	$—	$18,864
There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2016.
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$—	$(2,422)	$(1,548)	$—	$(3,970)
28

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2016.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $3,184 (in 000s) or approximately 16% of net assets.
4	Step coupon security. The stated rate represents the rate in effect at April 30, 2016.
5	Variable rate security. The stated rate represents the rate in effect at April 30, 2016.
6	Perpetuity bond. The maturity date represents the next callable date.
7	MTN after the name of a security stands for Medium Term Note.
8	Zero coupon bond.
9	Security has been deemed illiquid at April 30, 2016.
10	Real estate mortgage investment conduits (“REMICs”) are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
11	At April 30, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $8,773 (000s) or approximately 45% of net assets.
12	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
R$	Brazilian Real
£	British Pound
€	Euro
¥	Japanese Yen
MEX$	Mexican Peso
The accompanying notes are an integral part of the Financial Statements.
29

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30

Harbor Strategic Markets Funds
Statements of Assets and Liabilities—April 30, 2016 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$118,152	$21,849
Investments, at value (excluding $1 and $0 in purchased options which settle through variation margin)	$104,103	$22,756
Repurchase agreements	15,911	—
Cash-restricted	460	445
Cash	289	2
Foreign currency, at value (cost: $351 and $49)	358	51
Receivables for:
Investments sold	8,879	380
Foreign currency spot contracts	16	9
Capital shares sold	11	—
Interest	272	115
Unrealized appreciation on open forward currency contracts	142	641
Unrealized appreciation on OTC swap agreements	5,321	31
Swap premiums paid	11	44
Variation margin on options and futures contracts	42	12
Variation margin on centrally cleared swap agreements	38	—
Options sold	46	—
Prepaid registration fees	1	17
Other assets	49	15
Total Assets	135,949	24,518
LIABILITIES
Payables for:
Due to broker	2,133	521
Investments purchased	6,595	383
Foreign currency spot contracts	—	15
Capital shares reacquired	51	15
Interest on investments sold short	1	—
Interest on reverse repurchase agreements	—	1
Investments sold short, at value (proceeds: $116 and $0)	117	—
Written options not settled through variation margin, at value (premiums received: $308 and $71)	256	68
Unrealized depreciation on OTC swap agreements	978	81
Reverse repurchase agreements	—	3,970
Sale-buyback financing transactions	43,964	—
Variation margin on options and futures contracts	1	—
Variation margin on centrally cleared swap agreements	—	8
Unrealized depreciation on open forward currency contracts	977	106
Accrued expenses:
Management fees	52	10
Transfer agent fees	5	1
Trustees' fees and expenses	1	—
Other	92	25
Total Liabilities	55,223	5,204
NET ASSETS	$ 80,726	$19,314
Net Assets Consist of:
Paid-in capital	$110,958	$20,703
Accumulated undistributed net investment income/(loss)	1,681	(700)
Accumulated net realized gain/(loss)	(36,757)	(1,744)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	1,123	904
Unrealized appreciation/(depreciation) of other financial instruments	3,721	151
	$ 80,726	$19,314
The accompanying notes are an integral part of the Financial Statements.

31

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$80,248	$18,894
Shares of beneficial interest[1]	21,700	1,907
Net asset value per share[2]	$ 3.70	$ 9.91
Administrative Class
Net assets	$ 478	$ 420
Shares of beneficial interest[1]	130	43
Net asset value per share[2]	$ 3.68	$ 9.87

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
32

Harbor Strategic Markets Funds
Statements of Operations—Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$ 608	$ 419
Total Investment Income	608	419
Operating Expenses
Management fees	336	92
12b-1 fees:
Administrative Class	1	1
Shareholder communications	24	1
Custodian fees	103	50
Transfer agent fees:
Institutional Class	29	7
Administrative Class	—	—
Professional fees	2	1
Trustees' fees and expenses	1	—
Registration fees	21	16
Miscellaneous	4	3
Expenses before interest expense	521	171
Interest expense	124	2
Total expenses	645	173
Management fees waived	—	(27)
Transfer agent fees waived	(1)	—
Other expenses reimbursed	(129)	(57)
Net expenses	515	89
Net Investment Income/(Loss)	93	330
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(2,007)	145
Foreign currency transactions	1,102	48
Investments sold short	9	34
Swap agreements	(15,056)	(800)
Futures contracts	(724)	45
Written options	191	168
Change in net unrealized appreciation/(depreciation) on:
Investments	3,665	8
Forwards currency contracts	(1,711)	(163)
Investments sold short	—	(4)
Swap agreements	10,015	424
Futures contracts	502	(12)
Written options	(36)	(109)
Translations of assets and liabilities in foreign currencies	24	(2)
Net gain/(loss) on investment transactions	(4,026)	(218)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (3,933)	$ 112
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 93	$ 537	$ 330	$ 575
Net realized gain/(loss) on investments	(16,485)	(47,320)	(360)	270
Change in net unrealized appreciation/(depreciation) of investments	12,459	(5,115)	142	(1,563)
Net increase/(decrease) in assets resulting from operations	(3,933)	(51,898)	112	(718)
Distributions to Shareholders
Net investment income:
Institutional Class	(1,958)	(6,835)	(557)	(1,482)
Administrative Class	(13)	(45)	(16)	(49)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Total distributions to shareholders	(1,971)	(6,880)	(573)	(1,531)
Net Increase/(Decrease) Derived from Capital Share Transactions	(22,398)	(42,426)	(5,264)	(10,511)
Net increase/(decrease) in net assets	(28,302)	(101,204)	(5,725)	(12,760)
Net Assets
Beginning of period	109,028	210,232	25,039	37,799
End of period*	$ 80,726	$ 109,028	$19,314	$ 25,039
* Includes accumulated undistributed net investment income/(loss) of:	$ 1,681	$ 3,559	$ (700)	$ (457)
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 12,382	$ 70,153	$ 1,135	$ 5,436
Reinvested distributions	1,912	6,405	552	1,451
Cost of shares reacquired	(36,456)	(118,902)	(6,499)	(16,704)
Net increase/(decrease) in net assets	$(22,162)	$ (42,344)	$(4,812)	$ (9,817)
Administrative Class
Net proceeds from sale of shares	$ 12	$ 243	$ 7	$ 143
Reinvested distributions	13	36	16	49
Cost of shares reacquired	(261)	(361)	(475)	(886)
Net increase/(decrease) in net assets	$ (236)	$ (82)	$ (452)	$ (694)
SHARES
Institutional Class
Shares sold	3,644	15,237	115	522
Shares issued due to reinvestment of distributions	589	1,334	56	141
Shares reacquired	(10,725)	(25,823)	(662)	(1,610)
Net increase/(decrease) in shares outstanding	(6,492)	(9,252)	(491)	(947)
Beginning of period	28,192	37,444	2,398	3,345
End of period	21,700	28,192	1,907	2,398
Administrative Class
Shares sold	4	54	1	14
Shares issued due to reinvestment of distributions	4	8	1	5
Shares reacquired	(77)	(85)	(48)	(84)
Net increase/(decrease) in shares outstanding	(69)	(23)	(46)	(65)
Beginning of period	199	222	89	154
End of period	130	199	43	89
The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds
Statement of Cash Flows— Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows operating activities:
Net decrease in net assets resulting from operations	$ (3,933)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(553,400)
Proceeds from sales of long-term securities	595,234
Proceeds from short-term portfolio investments, net	4,105
Decrease in receivable for investments sold	1,086
Increase in foreign spot contracts receivable	(16)
Decrease in interest receivable	218
Increase in swap premiums paid	(11)
Decrease in variation margin on options and futures contracts	29
Decrease in variation margin on swap agreements	96
Decrease in other assets	4
Increase in payable for investments purchased	5,038
Decrease in interest on investments sold short	(4)
Decrease in investments sold short	(2,196)
Increase in premiums from written options not settled through variation margin	16
Decrease in swap premiums received	(47)
Decrease in management fees payable	(26)
Decrease in transfer agent fees payable	(1)
Increase in other liabilities	34
Net change in unrealized appreciation/(depreciation) on investments	(3,665)
Net change in unrealized appreciation/(depreciation) on forwards	1,711
Net change in unrealized appreciation/(depreciation) on swaps	(8,789)
Net change in unrealized appreciation/(depreciation) on written options	36
Net realized loss on investments	1,998
Net amortization and earned inflation component	(129)
Net cash provided by operating activities	37,388
Cash flows used for financing activities:
Proceeds from shares sold	12,448
Payment on shares redeemed	(36,747)
Cash dividends paid	(46)
Decrease in sale-buyback financing transactions	(15,661)
Increase in due to broker and cash restricted	2,813
Net cash used for financing activities	(37,193)
Net Increase in Cash and Foreign Currency	195
Cash and Foreign Currency
Beginning of period	$ 452
End of period	647
Reinvestment of dividends	$ 1,925
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 124
The accompanying notes are an integral part of the Financial Statements.

36

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37

Harbor Strategic Markets Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR COMMODITY REAL RETURN STRATEGY FUND (Consolidated)
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 3.84	$ 5.58	$ 6.13	$ 7.38	$ 7.66	$ 8.07
Income from Investment Operations
Net investment income/(loss)[a]	—* ,e	0.02 [e]	0.14	0.02	0.08	0.02
Net realized and unrealized gains/(losses) on investments	(0.06)	(1.56)	(0.55)	(1.17)	0.01	0.41
Total from investment operations	(0.06)	(1.54)	(0.41)	(1.15)	0.09	0.43
Less Distributions
Dividends from net investment income	(0.08)	(0.20)	(0.01)	(0.08)	(0.11)	(0.65)
Distributions from net realized capital gains[1]	—	—	(0.13)	(0.02)	(0.26)	(0.19)
Total distributions	(0.08)	(0.20)	(0.14)	(0.10)	(0.37)	(0.84)
Proceeds from redemption fees	—	—	—	—*	—*	—*
Net asset value end of period	3.70	3.84	5.58	6.13	7.38	7.66
Net assets end of period (000s)	$80,248	$108,267	$208,996	$318,937	$348,315	$301,478
Ratios and Supplemental Data (%)
Total return[b]	(1.38)% [c]	(28.36)%	(6.82)%	(15.76)%	1.73%	5.56%
Ratio of total expenses to average net assets[2]	1.55 [d]	1.28	1.04	1.03	1.09	1.05
Ratio of net expenses to average net assets[a]	1.24 [d]	1.08	0.98	0.98	1.00	0.94
Ratio of net expenses excluding interest expense to average net assets[a]	0.94 [d]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income (loss) to average net assets[a]	0.22 [d]	0.36	1.23	0.45	1.21	1.79
Portfolio turnover	490 [c]	784	635	532	474	581

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 10.07	$ 10.80	$ 10.59	$ 10.65	$ 10.18	$ 10.35
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.19 [e]	0.15	0.14	0.21	0.14
Net realized and unrealized gains/(losses) on investments	(0.05)	(0.46)	0.09	0.02	0.55	(0.22)
Total from investment operations	0.10	(0.27)	0.24	0.16	0.76	(0.08)
Less Distributions
Dividends from net investment income	(0.26)	(0.46)	(0.03)	(0.22)	(0.21)	(0.09)
Distributions from net realized capital gains[1]	—	—	—	—	(0.08)	—
Total distributions	(0.26)	(0.46)	(0.03)	(0.22)	(0.29)	(0.09)
Net asset value end of period	9.91	10.07	10.80	10.59	10.65	10.18
Net assets end of period (000s)	$18,894	$ 24,151	$ 36,137	$ 42,054	$ 30,551	$ 25,922
Ratios and Supplemental Data (%)
Total return[b]	1.00% [c]	(2.61)%	2.26%	1.56%	7.68%	(0.74)%
Ratio of total expenses to average net assets[2]	1.59 [d]	1.59	1.34	1.34	1.45	1.59
Ratio of net expenses to average net assets[a]	0.82 [d]	1.06	1.05	1.05	1.07	1.05
Ratio of net expenses excluding interest expense to average net assets[a]	0.80 [d]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets[a]	3.04 [d]	1.83	1.15	1.42	2.26	1.86
Portfolio turnover	269 [c]	784	417	1,440	1,262	1,067
See page 40 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 3.82	$ 5.56	$ 6.12	$ 7.37	$ 7.65	$ 8.06

—* ,e	0.01 [e]	0.03	0.02	0.08	(0.18)
(0.07)	(1.56)	(0.45)	(1.18)	—	0.59
(0.07)	(1.55)	(0.42)	(1.16)	0.08	0.41

(0.07)	(0.19)	(0.01)	(0.07)	(0.10)	(0.63)
—	—	(0.13)	(0.02)	(0.26)	(0.19)
(0.07)	(0.19)	(0.14)	(0.09)	(0.36)	(0.82)
—	—	—	—*	—*	—*
3.68	3.82	5.56	6.12	7.37	7.65
$ 478	$ 761	$1,236	$ 1,142	$1,427	$1,132

(1.72)% [c]	(28.52)%	(7.06)%	(15.93)%	1.50%	5.31%
1.80 [d]	1.53	1.29	1.27	1.34	1.31
1.49 [d]	1.33	1.23	1.23	1.26	1.19
1.19 [d]	1.19	1.19	1.19	1.19	1.19
(0.07) [d]	0.18	1.40	0.11	1.13	1.59
490 [c]	784	635	532	474	581

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$10.02	$10.75	$10.56	$10.63	$10.17	$10.34

0.13 [e]	0.17 [e]	0.08	0.08	0.27	0.14
(0.04)	(0.46)	0.13	0.06	0.46	(0.24)
0.09	(0.29)	0.21	0.14	0.73	(0.10)

(0.24)	(0.44)	(0.02)	(0.21)	(0.19)	(0.07)
—	—	—	—	(0.08)	—
(0.24)	(0.44)	(0.02)	(0.21)	(0.27)	(0.07)
9.87	10.02	10.75	10.56	10.63	10.17
$ 420	$ 888	$1,662	$1,225	$ 703	$ 944

0.88% [c]	(2.82)%	2.01%	1.30%	7.38%	(0.93)%
1.84 [d]	1.84	1.59	1.59	1.70	1.85
1.07 [d]	1.31	1.30	1.31	1.32	1.30
1.05 [d]	1.30	1.30	1.30	1.30	1.30
2.74 [d]	1.62	0.89	1.15	2.03	1.58
269 [c]	784	417	1,440	1,262	1,067
39

Harbor Strategic Markets Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

40

Harbor Strategic Markets Funds
Notes to Financial Statements—April 30, 2016 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor
41

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official
42

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the six-month period, Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the six-month period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the six-month period, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
43

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the six-month period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the six-month period, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the six-month period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the six-month period, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability on the Statement of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the six-month period ended April 30, 2016 was as follows:
Category of Aggregate Short-Term Borrowings	Balance at End of the Period (000s)	Current Interest Rate	Maximum Amount Outstanding During the Period (000s)	Average Daily Amount Outstanding During the Period (000s)	Average Interest Rate During the Period
Reverse repurchase agreements	$3,970	0.200-0.610%	$29,656	$2,600	0.440%
Average debt outstanding and average interest rate during the period is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found within each Fund’s Portfolio of Investments schedule.
45

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the six-month period, each Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the six-month period ended April 30, 2016 was $44,801,000 at a weighted average interest rate of 0.555% for the Harbor Commodity Real Return Strategy Fund and $624,000 at a weighted average interest rate of 0.640% for the Harbor Unconstrained Bond Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within each Fund’s Portfolio of Investments schedule.
Short Sales
During the six-month period, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the six-month period, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract
46

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the six-month period, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
47

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the six-month period, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2016 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund was $23,000 and $3,700,000, respectively.
Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the six-month period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.
Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.
48

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the six-month period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the six-month period, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the six-month period, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the six-month period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at six-month period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
49

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund
Harbor Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with Harbor Commodity Real Return Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate
50

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of April 30, 2016, the Subsidiary represented approximately $25,826,000 or approximately 19% of the total assets of Harbor Commodity Real Return Strategy Fund.
Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund
Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. Harbor Commodity Real Return Strategy Fund seeks to gain exposure to commodity markets indirectly by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. If such changes occur, Harbor Commodity Real Return Strategy Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect Harbor Commodity Real Return Strategy Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Consolidated Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the six-month period. During the six-month period ended April 30, 2016, each Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the six-month period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.
51

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
New Accounting Pronouncement
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as reverse repurchase agreements and sale-buyback transactions, and the related contractual maturity terms of these secured transactions. The financial statements have been modified to provide these enhanced disclosures surrounding secured borrowing transactions. The adoption of ASU 2014-11 had no impact on the Funds’ net assets or results of operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2016 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$557,735	$9,245	$586,985	$17,461
Harbor Unconstrained Bond Fund	58,841	1,116	53,275	7,681
Written Options
Transactions in written options for the six-month period ended April 30, 2016 are summarized as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	British Pound Futures*		Commodity Futures		Commodity Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	86	$ 2	1,200,042	$ 20	—	$—
Options opened	91	4	5,809,167	72	7	4
Options closed	—	—	(30)	(14)	—	—
Options exercised	(60)	(4)	(7)	(8)	(7)	(4)
Options expired	—	—	(3,839,151)	(36)	—	—
Open at 4/30/2016	117	$ 2	3,170,021	$ 34	—	$—

	Currency Options		Eurodollar Futures*		Swap Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	1,970,000	35	—	$—	22,200,000	$ 237
Options opened	2,390,000	15	5	3	33,700,000	249
Options closed	—	—	—	—	(4,700,000)	(145)
Options exercised	(1,420,000)	(14)	—	—	(18,000,000)	(64)
Options expired	(1,800,000)	(30)	—	—	(2,300,000)	(8)
Open at 4/30/2016	1,140,000	$ 6	5	$ 3	30,900,000	$ 269

*	Options in this category require periodic settlement of variation margin.
52

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
HARBOR UNCONSTRAINED BOND FUND
	Currency Options		Eurodollar Futures*		Interest Rate Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	1,979,000	$ 21	—	$—	1,000,000	$ 1
Options opened	3,100,000	33	5	3	—	—
Options closed	(1,600,000)	(13)	—	—	(1,000,000)	(1)
Options exercised	—	—	(2)	(1)	—	—
Options expired	(3,279,000)	(37)	—	—	—	—
Open at 4/30/2016	200,000	$ 4	3	$ 2	—	$—

	Swap Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	24,700,000	$ 204	—	$—
Options opened	8,100,000	64	24	8
Options closed	(5,800,000)	(110)	(13)	(4)
Options exercised	(3,300,000)	(31)	—	—
Options expired	(18,000,000)	(64)	—	—
Open at 4/30/2016	5,700,000	$ 63	11	$ 4

*	Options in this category require periodic settlement of variation margin.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Unconstrained Bond Fund	0.85 [a]	0.60

a	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.60% on all assets through February 28, 2017. The Adviser voluntarily agreed to reduce the management fee to 0.60% on all assets from November 1, 2015 through February 29, 2016.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 0.80% and 1.05% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2017. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
53

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.080% of the average daily net assets of all Institutional shares
Administrative Class	0.080% of the average daily net assets of all Administrative shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065%.
Shareholders
On April 30, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	79,794	—	79,794	0.4%
Harbor Unconstrained Bond Fund	345,000	17,047	362,047	18.6
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $1,000 for the six-month period ended April 30, 2016.
54

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$118,152	$3,015	$(1,152)	$1,863
Harbor Unconstrained Bond Fund *	21,849	1,109	(202)	907

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2016, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
55

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At April 30, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Assets
Investments, at value (purchased options)	$ 162	$ —	$ —	$ 37	$ 199
Unrealized appreciation on open forward currency contracts	—	142	—	—	142
Unrealized appreciation on OTC swap agreements[b]	369	—	—	4,952	5,321
Variation margin on centrally cleared swap agreements[a,b]	366	—	—	—	366
Variation margin on options and futures contracts (futures)[a]	51	—	—	639	690
Variation margin on options and futures contracts (options)[a]	1	—	—	—	1
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(977)	$ —	$ —	$ (977)
Unrealized depreciation on OTC swap agreements[b]	(886)	—	(5)	(87)	(978)
Variation margin on centrally cleared swap agreements[a,b]	(472)	—	(24)	—	(496)
Variation margin on options and futures contracts (futures)[a]	(4)	—	—	(397)	(401)
Variation margin on options and futures contracts (options)[a]	(4)	—	—	—	(4)
Written options, at value	(227)	(5)	—	(24)	(256)
HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Investments, at value (purchased options)	$ 52	$ 11	$ —	$ 63
Unrealized appreciation on open forward currency contracts	—	641	—	641
Unrealized appreciation on OTC swap agreements[b]	12	—	19	31
Variation margin on centrally cleared swap agreements[a,b]	54	—	—	54
Liabilities
Unrealized depreciation on open forward currency contracts		$(106)		$(106)
Unrealized depreciation on OTC swap agreements[b]	(71)	—	(10)	(81)
Variation margin on centrally cleared swap agreements[a,b]	(295)	—	—	(295)
Variation margin on options and futures contracts (futures)[a]	(95)	—	—	(95)
Variation margin on options and futures contracts (options)[a]	(3)	—	—	(3)
Written options, at value	(67)	(1)	—	(68)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums paid of $11 and $44 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.
56

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2016, were:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$1,096	$—	$ —	$ 1,096
Futures contracts	(182)	—	—	(542)	(724)
Investments (purchased options)	(141)	—	—	—	(141)
Investments sold short	9	—	—	—	9
Written options	161	30	—	—	191
Swaps agreements	(3,007)	—	19	(12,068)	(15,056)
Net realized gain/(loss) on derivatives	$(3,160)	$1,126	$ 19	$(12,610)	$(14,625)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(1,711)	$ —	$ —	$ (1,711)
Futures contracts	—	—	—	502	502
Investments (purchased options)	(27)	1	—	19	(7)
Written options	(27)	(2)	1	(8)	(36)
Swaps agreements	2,326	—	(62)	7,751	10,015
Change in unrealized appreciation/(depreciation) on derivatives	$2,272	$(1,712)	$(61)	$8,264	$ 8,763
HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$ 60	$—	$ 60
Futures contracts	45	—	—	45
Investments (purchased options)	(66)	(13)	—	(79)
Investments sold short	34	—	—	34
Written options	121	47	—	168
Swaps agreements	(824)	—	24	(800)
Net realized gain/(loss) on derivatives	$(690)	$ 94	$ 24	$(572)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(163)	$ —	$(163)
Futures contracts	(12)	—	—	(12)
Investments (purchased options)	39	9	—	48
Investments sold short	(4)	—	—	(4)
Written options	(103)	(5)	(1)	(109)
Swaps agreements	481	—	(57)	424
Change in unrealized appreciation/(depreciation) on derivatives	$ 401	$(159)	$(58)	$ 184
57

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Funds may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2016, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund have entered into the following Master Netting Arrangements:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2016:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
BNP Paribas S.A.	$ 6,300	$—	$ —	$ —	$ 6,300	$(6,300)	$ —
Citigroup Global Markets, Inc.	6,300	—	—	—	6,300	(6,300)	—
Deutsche Bank	2,500	—	—	—	2,500	(2,500)	—
JP Morgan Chase & Co.	200	—	—	—	200	(200)	—
State Street Bank	611	—	—	—	611	(611)	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(5,115)	—	(5,115)	—	(5,115)
BNP Paribas NY			(18,486)	—	(18,486)	—	(18,486)
Morgan Stanley & Co. Inc	—	—	(19,680)	(117)	(19,797)	—	(19,797)
UBS Securities LLC	—	—	(683)	—	(683)	—	(683)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[b]
	—	—	—	—	—	—	—
Total Borrowings and Other Financing Transactions	$15,911	$—	$(43,964)	$(117)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
b	Harbor Cayman Commodity Fund Ltd. had no borrowings or other financing transactions subject to a master agreement as of April 30, 2016.
58

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR UNCONSTRAINED BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Royal Bank of Scotland	$—	$(1,653)	$—	$—	$(1,653)	$1,653	$—
Societe Generale	—	(2,317)	—	—	(2,317)	2,317	—
Total Borrowings and Other Financing Transactions	$—	$(3,970)	$—	$—
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Harbor Commodity Real Return Strategy Fund[a]
Australia and New Zealand Banking Group	$ 8	$ —	$ —	$ 8	$ (13)	$ —	$ —	$ (13)	$ (5)	$ —	$ (5)
Bank of America NA	55	—	132	187	(108)	—	(1)	(109)	78	—	78
Barclays Bank plc	—	—	—	—	(25)	(1)	(115)	(141)	(141)	—	(141)
Barclays Capital	7	—	—	7	—	—	—	—	7	—	7
BNP Paribas SA	—	—	43	43	(68)	(3)	(343)	(414)	(371)	230	(141)
Credit Suisse International	12	2	30	44	—	(41)	(1)	(42)	2	—	2
Deutsche Bank AG	3	34	—	37	(99)	(35)	(52)	(186)	(149)	149	—
Goldman Sachs Bank USA	7	—	136	143	(193)	(8)	(166)	(367)	(224)	—	(224)
HSBC Bank USA	9	—	—	9	(7)	—	—	(7)	2	—	2
JP Morgan Chase Bank	30	—	—	30	(322)	—	—	(322)	(292)	—	(292)
JP Morgan Chase Bank NA	3	—	—	3	(1)	(21)	(2)	(24)	(21)	21	—
Morgan Stanley Capital Services LLC	—	125	28	153	—	(123)	(5)	(128)	25	—	25
Royal Bank of Scotland plc	—	1	—	1	—	—	(200)	(200)	(199)	199	—
Société Générale	—	—	—	—	(1)	—	—	(1)	(1)	—	(1)
Société Générale Paris	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)
UBS AG	7	—	—	7	(140)	—	—	(140)	(133)	—	(133)
UBS AG Stamford	—	—	—	—	—	—	(5)	(5)	(5)	—	(5)
59

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America NA	$ —	$ —	$ 31	$ 31	$ —	$ —	$ —	$ —	$ 31	$ —	$ 31
BNP Paribas SA	—	—	96	96	—	—	(1)	(1)	95	—	95
Citibank NA	—	—	687	687	—	—	—	—	687	—	687
Credit Suisse International	—	—	182	182	—	—	—	—	182	—	182
Goldman Sachs Bank USA	—	—	651	651	—	—	(3)	(3)	648	—	648
Goldman Sachs International	—	—	62	62	—	—	(20)	(20)	42	—	42
JP Morgan Chase Bank NA	1	—	326	327	—	—	(63)	(63)	264	—	264
Morgan Stanley Capital Services LLC	—	—	2,723	2,723	—	—	—	—	2,723	—	2,723
Société Générale Paris	—	—	194	194	—	—	—	—	194	—	194
Total Over-the-Counter Exposure	$142	$162	$5,321	$5,625	$(977)	$(232)	$(978)	$(2,184)

*	Of the total collateral received and/or pledged listed in the table above, cash of $149,000 has been received as collateral.
a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
HARBOR UNCONSTRAINED BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Australia and New Zealand Banking Group	$ —	$—	$—	$ —	$ (12)	$ —	$ —	$ (12)	$ (12)	$—	$ (12)
Bank of America Corp.	160	—	—	160	—	—	—	—	160	—	160
Bank of America NA	45	11	—	56	(18)	(1)	(13)	(32)	24	—	24
Barclays Bank plc	40	—	6	46	—	(1)	—	(1)	45	—	45
Barclays Capital	3	—	—	3	—	—	—	—	3	—	3
BNP Paribas SA	15	—	1	16	(1)	—	(4)	(5)	11	—	11
Credit Suisse International	—	—	1	1	—	—	(5)	(5)	(4)	—	(4)
Deutsche Bank AG	167	—	9	176	(25)	—	(25)	(50)	126	—	126
Goldman Sachs Bank USA	—	14	2	16	(5)	(13)	(24)	(42)	(26)	—	(26)
Goldman Sachs International	—	—	2	2	—	—	(4)	(4)	(2)	—	(2)
HSBC Bank USA	24	—	—	24	(3)	—	—	(3)	21	—	21
HSBC Bank USA NA	—	—	3	3	—	—	(1)	(1)	2	—	2
JP Morgan Chase Bank	3	—	—	3	(19)	—	—	(19)	(16)	—	(16)
JP Morgan Chase Bank NA	—	6	—	6	(4)	(15)	(1)	(20)	(14)	—	(14)
Morgan Stanley Capital Services LLC	—	30	7	37	—	(35)	(4)	(39)	(2)	—	(2)
Royal Bank of Scotland plc	—	2	—	2	—	—	—	—	2	—	2
UBS AG	184	—	—	184	(19)	—	—	(19)	165	—	165
Total Over-the-Counter Exposure	$641	$ 63	$ 31	$735	$(106)	$(65)	$(81)	$(252)
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 8—Subsequent Events
At a meeting of the Harbor Funds’ Board of Trustees (the “Board”) held on May 15 and 16, 2016, the Board determined to liquidate and dissolve the Harbor Unconstrained Bond Fund. The liquidation of the Harbor Unconstrained Bond Fund is expected to occur on July 29, 2016. The liquidation proceeds will be distributed to any remaining shareholders of the Harbor Unconstrained Bond Fund on the liquidation date.  Because the Harbor Unconstrained Bond Fund will be liquidating, the Harbor Unconstrained Bond Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on July 22, 2016.  Additional information related to the liquidation can be found in the supplements to the Harbor Unconstrained Bond Fund’s prospectus and statement of additional information as filed with the Securities and Exchange Commission on May 18, 2016.
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Harbor Strategic Markets Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.64	$1,000	$ 986.20
Hypothetical (5% return)		4.72	1,000	1,020.07
Administrative Class	1.19%
Actual		$5.87	$1,000	$ 982.80
Hypothetical (5% return)		5.97	1,000	1,018.80
Harbor Unconstrained Bond Fund
Institutional Class	0.80%
Actual		$4.00	$1,000	$1,010.00
Hypothetical (5% return)		4.02	1,000	1,020.79
Administrative Class	1.05%
Actual		$5.24	$1,000	$1,008.80
Hypothetical (5% return)		5.27	1,000	1,019.51

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Harbor Strategic Markets Funds
Additional Information (Unaudited)

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 28 and 29 and March 1, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO”), the subadviser to each Fund (the “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.
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Harbor Strategic Markets Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as the Subadviser, and research arrangements with brokers who execute transactions on behalf of the Subadviser;
•	information contained in materials provided by the Adviser and compiled by Access Data Corp., a Broadridge entity (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
64

Harbor Strategic Markets Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting the Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.
The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received presentations at the Meeting by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative performance, fee and expense information they considered relevant to their deliberations.
Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), the Trustees noted the Fund’s Institutional Class underperformance relative to its Broadridge group and universe medians for the one-, two-, three- and four-year periods ended December 31, 2015 and the Fund’s outperformance versus its Broadridge group and universe medians for the five-year period ended December 31, 2015. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 were ranked in the third, fourth and third quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM, for the five-year period ended December 31, 2015, but had underperformed its benchmark for the one- and three-year periods ended December 31, 2015.
65

Harbor Strategic Markets Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of PIMCO in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $12.2 billion in commodity assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was at the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. They noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date April 1, 2010), the Trustees noted the Fund’s Institutional Class performance was above the Broadridge group medians for the one-, two- and three-year periods ended December 31, 2015, but below the Broadridge group medians for the four- and five-year periods ended December 31, 2015. The Fund’s performance was above the Broadridge universe medians for the one-, two-, three- and five-year periods ended December 31, 2015 and at the universe median for the four-year period ended December 31, 2015. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 each ranked in the third quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index, for the five-year period ended December 31, 2015 while underperforming its benchmark for the one- and three-year periods ended December 31, 2015.
The Trustees considered the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $16.2 billion in “unconstrained” assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s co-portfolio managers each had significant experience in the bond markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Broadridge group and universe median expense ratios. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017, which included, effective November 1, 2015, a voluntary advisory fee waiver of 25 basis points. They noted that the Adviser’s profitability in managing the Fund was negative.
The Trustees also considered that the Fund’s performance since inception had not met the Adviser’s or PIMCO’s expectations and that the Adviser was assessing options for the Fund going forward. The Adviser agreed to update the Trustees on this process and present its proposal for addressing the performance issues at an upcoming meeting.* * *
The Trustees also separately considered the allocation between the Adviser and the Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.
66

Harbor Strategic Markets Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by either Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
67

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	30	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	30	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	30	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (75) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None
68

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (63) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
69

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
70

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
71

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
72

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
73

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
74

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.SM.0416

Semi-Annual Report
April 30, 2016
Fixed Income  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX	HNCVX
Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX	HNHYX
Harbor Bond Fund	HABDX	HRBDX	–	–
Harbor Real Return Fund	HARRX	HRRRX	–	–
Harbor Money Market Fund	HARXX	HRMXX	–	–

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2016
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	-1.37%	-1.40%	-1.46%	-1.35% [a]
Harbor High-Yield Bond Fund	0.31	0.18	0.11	0.42 [a]
Harbor Bond Fund	2.13	1.99	N/A	N/A
Harbor Real Return Fund	3.10	2.92	N/A	N/A
Harbor Money Market Fund	0.12	0.12	N/A	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2016
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory; domestic convertible bonds	-3.49%
BofA Merrill Lynch U.S. Non-Distressed High Yield; domestic high-yield bonds	1.99
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	2.23
Barclays U.S. Aggregate Bond; domestic bonds	2.82
Barclays U.S. TIPS; domestic bonds	3.89
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.14

a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Fixed Income Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
FIXED INCOME FUNDS	2012*	2013*	2014*	2015*	2016 [a]
Harbor Convertible Securities Fund
Institutional Class	0.83%	0.79%	0.74%	0.75%	0.76%	0.93%
Administrative Class	1.08	1.04	0.99	1.00	1.01	1.29
Investor Class	1.20	1.16	1.11	1.12	1.13	1.60
Retirement Class	N/A	N/A	N/A	N/A	0.71 [b]	0.60
Harbor High-Yield Bond Fund
Institutional Class	0.64%	0.64%	0.64%	0.65%	0.66%	0.80%
Administrative Class	0.89	0.89	0.89	0.90	0.91	1.16
Investor Class	1.01	1.01	1.01	1.02	1.03	1.18
Retirement Class	N/A	N/A	N/A	N/A	0.61 [b]	0.63
Harbor Bond Fund
Institutional Class	0.54%	0.53%	0.54%	0.52%	0.51%	0.65%
Administrative Class	0.79	0.78	0.79	0.77	0.76	0.98
Harbor Real Return Fund
Institutional Class	0.59%	0.59%	0.60%	0.58%	0.56%	0.54%
Administrative Class	0.84	0.84	0.85	0.83	0.81	0.95
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.11

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Unaudited annualized figures for the six-month period ended April 30, 2016.
b	Retirement Class shares commenced operations on March 1, 2016.

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Low or negative rates in some markets, the Federal Reserve’s (Fed) cautious approach to raising short-term rates and the moderate growth of the U.S. economy made the domestic fixed income markets relatively attractive for many investors in the fiscal first half.
Fixed income markets generated modest gains in the first half of fiscal 2016. The broad U.S. investment-grade bond market returned 2.82% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 2.23%, as measured by the BofA Merrill Lynch U.S. High Yield Index. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 3.89%. Money market investments had slightly higher although still low returns as the Fed’s December 2015 increase in the federal funds rate moved the federal funds target range up 25 basis points from 0.25% to 0.50%.
Harbor Fixed Income Funds
The Harbor Convertible Securities Fund beat its benchmark in the first six months of fiscal 2016. Harbor’s remaining long-term fixed income funds trailed their benchmarks.
Harbor Convertible Securities Fund returned -1.37% beating its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 212 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor High-Yield Bond Fund with a return of 0.31% trailed its BofA Merrill Lynch U.S. Non-Distressed High Yield Index by 168 basis points. Harbor Bond Fund had a return of 2.13%, lagging the Barclays U.S. Aggregate Bond Index by 69 basis points. Harbor Real Return Fund with a 3.10% return underperformed its benchmark, the Barclays U.S. TIPS Index, by 79 basis points. Harbor Money Market Fund returned 0.12%, two basis points below its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended April 30, 2016
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	2.23%	-1.36%	5.22%	7.20%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.82	2.72	3.60	4.95	6.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.14	0.15	0.08	1.12	3.64
Barclays U.S. TIPS (inflation-linked bonds)	3.89	1.12	2.58	4.67	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	-0.07%	-0.83%	10.28%	6.93%	9.82%
S&P 500 (large cap stocks)	0.43	1.21	11.02	6.91	9.99
Russell Midcap® (mid cap stocks)	0.81	-2.14	9.88	7.49	11.26
Russell 2000® (small cap stocks)	-1.90	-5.94	6.98	5.42	8.58
Russell 3000® Growth	-1.64	0.32	11.09	8.03	9.16
Russell 3000® Value	1.87	-0.68	9.85	5.58	10.17
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.07%	-9.32%	1.69%	1.61%	6.24%
MSCI World (ND) (global stocks)	-1.05	-4.17	5.96	4.13	7.57
MSCI All Country World (ND) (global stocks)	-0.94	-5.66	4.69	3.89	N/A
MSCI Emerging Markets (ND) (emerging markets)	-0.13	-17.87	-4.61	2.36	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-6.01%	N/A
Domestic Equity, International and Global and Strategic Markets
U.S. stocks had a roller coaster start to the fiscal year, finishing the first six months of fiscal 2016 about flat. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of -0.07% for the six months ended April 30, 2016. Large cap stocks generally outperformed small cap stocks. Value stocks outperformed growth stocks.
International stock markets moved lower in the first half of fiscal 2016 and generally underperformed the broad U.S. equity market as investors expressed concern about slowing or lower economic growth in a number of regions and countries outside the U.S. Shares of companies based in developed overseas markets returned -3.07%, as measured by the MSCI EAFE (ND) Index, even though returns were aided by a weak U.S. dollar. Emerging markets equities returned -0.13%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., had a return of -1.05%. (All international and global returns are in U.S. dollars.)

Commodity markets finished lower for the first half of fiscal 2016, driven primarily by concerns about economic growth. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
A Diversified Portfolio
The market returns of the fiscal first half provide some helpful reminders. U.S equity markets were generally flat. Markets outside the U.S. had negative returns. Fixed income markets had modest returns. The returns of markets can vary from month to month, quarter to quarter and year to year. Markets are uncertain. A diversified portfolio of stocks, bonds and cash invested in an allocation consistent with your financial objectives and tolerance for risk can help you manage your assets through the uncertainty of the markets.
At Harbor Funds, we offer a range of actively-managed equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.
Thank you for your investment in Harbor Funds.
June 24, 2016

David G. Van Hooser
Chairman

Harbor Convertible Securities Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2011
Raymond F. Condon
Since 2011
Jordan Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
Maximize total return
Principal Style Characteristics
Convertible securities
Mark Shenkman

Raymond F. Condon

Management’s Discussion of
Fund Performance
Market Review
The convertible securities market declined -3.49% in the six-months ended April 30, 2016, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The main driver for the decline was the underperformance of the equities underlying the market index, which returned -3.49%, well behind the S&P 500 return of 0.43% over the same period.
The profile of underlying convertible valuations, which has resembled a very equity-like condition, continues to shift. After the recent market reversal, the investment premium of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index was 43.43% on April 30, 2016 versus 70.62% at April 30, 2015. At the same time, the underlying equity premium expanded from 39.34% to 62.94% year-over-year. In addition to recent market volatility, factors influencing the shift include the influx of new issues, which tend to be “balanced,” and the retirement of deep in the money, very equity-like issues. However, despite the recent trend, a more equity-like condition still persists. As the markets continue to assimilate overall economic and political concerns, we expect to see the convertible market continue to focus on the growth attributes for underlying equities, given the overall stability in fundamental credit metrics. The subadviser also expects that a continuance of the recent pick-up in volatility will provide market participants with multiple entry points and rebalancing opportunities.
The weak new issue trend seen for most of the second half of 2015 continued through April. Market volatility and uncertainty brought capital markets to a virtual halt. New issuance fiscal year-to-date consists of 25 deals totaling $9.5 billion. Redemptions totaled $14.5 billion, with debt repurchases accounting for the majority.
Performance
Harbor Convertible Securities Fund returned -1.37% (Institutional Class), -1.40% (Administrative Class), -1.46% (Investor Class), and -1.35% (Retirement Class) for the first half of the fiscal year, compared with the -3.49% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
The overall market backdrop saw a decided pickup in market volatility resulting from fears and uncertainty associated with a slowdown in the Chinese economy, weakness in commodity prices, global unrest, a changing Federal Reserve interest rate policy and weakening consumer sentiment.
From an overall perspective, it is worth noting that there has been a decided shift in the make-up of the performance drivers in the convertible universe. From 2012 through 2014, convertibles with the most equity-like sensitivity (recognized as those with investment premiums greater than 80%) drove the majority of returns. As a matter of style, we tend to avoid convertibles of this type, as they have little-to-no bond characteristics and are closely correlated with underlying equity risk/volatility. Beginning in 2015, and certainly emphasized during the first half of 2016, the market shifted to reward more credit-oriented investments with a defined bond floor. Such current market conditions, which we believe to be generally normalized, tend to favor the Fund’s investment style. We focus first on investment creditworthiness, with an

Harbor Convertible Securities Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Extra Space Storage LP	2.5%
Priceline Group Inc.	2.5%
Starwood Property Trust Inc.	2.5%
Ares Capital Corp.	2.3%
Proofpoint Inc.	2.3%
Electronics For Imaging Inc.	2.2%
Akamai Technologies Inc.	2.1%
Ctrip.Com International Ltd.	2.1%
Impax Laboratories Inc.	2.1%
Medidata Solutions Inc.	2.1%
emphasis on positive risk/reward characteristics, and only then take into account market technical and equity catalysts. Much of the Fund’s outperformance in the six month period can be attributed to security selection in more credit-oriented convertibles (those with investment premiums less than 40%).
Semiconductors was the top industry in the Fund from an attribution point of view versus the benchmark, accounting for 1.35% of outperformance for the semi-annual period. This was primarily due to an industry underweight and positive security selection. The Fund’s holding in NVDIA, a developer of 3D graphic software, appreciated 21.46%. Meanwhile Micron and SunEdison, to which the Fund had no exposure, declined 24.57% and 93.06%, respectively. SunEdison has subsequently filed for bankruptcy protection.
Oil Services, the Fund’s worst performing industry, had a negative attribution effect of -0.24% as the sector continued to see pricing pressure through mid-February. The Fund exited its one Oil Services position in Hornbeck Offshore. While the Fund currently has zero exposure to the Energy sector, we will monitor the sector closely and look for an appropriate entry point once the current supply/demand imbalance stabilizes.
Outlook & Strategy
Assuming that the trend of new issuance resumes, we continue to expect that for the first year since 2007 convertible new issues can exceed redemptions in 2016, after having kept pace for most of 2012 through 2015. Lack of supply continues to be an issue; however, as redemption volume handily outpaced new issue volume during 2008-2011 by an average $25 billion per year and $100 billion total. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high-yield calendars, as issuers look to take advantage of the opportunity to sell into the apparent supply/demand imbalance. Additional catalysts for convertible new issue activity could be a continued improvement in underlying equity prices as well as the potential for higher interest rates.
The subadviser’s convertible strategy remains focused on the creditworthiness of the companies in which it invests. We believe the Fund’s investment premium of 18.70% above bond floors appears well-suited to take advantage of an expected continued firming of credit spreads, as compared to the market’s investment premium of 43.43%. At the same time, we believe the Fund’s average price of $106.52, versus the index’s average price of $127.36, should position the Fund to take advantage of rising bond floors. Simultaneously, the lower-than-index average investment premium should continue to provide a cushion against the potential for increased equity market volatility.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034
Cusip	411512734
Ticker	HACSX
Inception Date	05/01/2011
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$333,639

ADMINISTRATIVE CLASS

Fund #	2234
Cusip	411512726
Ticker	HRCSX
Inception Date	05/01/2011
Net Expense Ratio	1.01% [a]
Total Net Assets (000s)	$376

INVESTOR CLASS

Fund #	2434
Cusip	411512718
Ticker	HICSX
Inception Date	05/01/2011
Net Expense Ratio	1.13% [a]
Total Net Assets (000s)	$1,677

RETIREMENT CLASS

Fund #	2534
Cusip	411512387
Ticker	HNCVX
Inception Date	03/01/2016
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$10
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.56%	2.78%
Yield to Maturity	-0.05%	0.21%
Current 30-Day Yield (Institutional Class)	0.76%	2.13%
Weighted Average Maturity	4.76 years	7.79 years
Weighted Average Duration	2.17 years	2.71 years
Portfolio Turnover (6-Month Period Ended 04/30/2016)	63% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	3.91%
>1 to 5	81.19%
>5 to 10	14.16%
>10 to 15	0.00%
>15 to 20	0.74%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Annualized
b	Unannualized

Harbor Convertible Securities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class	-1.37%	-3.58%	3.84%	3.84%	05/01/2011	$60,378
Administrative Class	-1.40	-3.73	3.59	3.59	05/01/2011	59,655
Investor Class	-1.46	-3.85	3.46	3.46	05/01/2011	59,284
Retirement Class[1]	-1.35	-3.57	3.85	3.85	03/01/2016	60,386
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	-3.49%	-7.23%	6.24%	6.24%	—	$67,683
As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class); 1.02% (Administrative Class); 1.14% (Investor Class); and 0.72% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 1.2%)
CONVERTIBLE BONDS—98.8%
Principal Amount		Value
AIR FREIGHT & LOGISTICS—0.6%
	Echo Global Logistics Inc.
$2,059	2.500%—05/01/2020	$ 1,980
AUTOMOBILES— 2.1%
	Tesla Motors Inc.
6,779	0.250%—03/01/2019	6,402
575	1.250%—03/01/2021	529
		6,931
BIOTECHNOLOGY— 3.5%
	BioMarin Pharmaceutical Inc.
5,889	0.750%—10/15/2018	6,938
	Cepheid Inc.
5,628	1.250%—02/01/2021	4,854
		11,792
CAPITAL MARKETS—2.3%
	Ares Capital Corp.
7,429	4.375%—01/15/2019	7,643
CONVERTIBLE BONDS—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—3.3%
	Brocade Communications Systems Inc.
$2,706	1.375%—01/01/2020	$ 2,633
	InterDigital Inc.
6,397	1.500%—03/01/2020	6,721
	Palo Alto Networks Inc.
1,130	0.000%—07/01/2019[1]	1,667
		11,021
CONSTRUCTION & ENGINEERING—1.6%
	Dycom Industries Inc.
5,330	0.750%—09/15/2021[2]	5,503
ELECTRIC UTILITIES—0.2%
	Pattern Energy Group Inc.
701	4.000%—07/15/2020[2]	668
HEALTH CARE EQUIPMENT & SUPPLIES—5.3%
	Alere Inc.
812	3.000%—05/15/2016	816
	Hologic Inc.
1,922	0.000%—12/15/2043[3]	2,375
3,139	2.000%—03/01/2042[3]	3,977
		6,352
	Integra LifeSciences Holdings Corp.
3,918	1.625%—12/15/2016	5,331
	Wright Medical Group Inc.
5,487	2.000%—02/15/2020	5,243
		17,742
HEALTH CARE PROVIDERS & SERVICES—6.0%
	Brookdale Senior Living Inc.
5,320	2.750%—06/15/2018	5,310
	Jazz Investments I Ltd.
4,825	1.875%—08/15/2021	5,392
	Molina Healthcare Inc.
3,998	1.625%—08/15/2044	4,483
	NuVasive Inc.
4,280	2.250%—03/15/2021[2]	4,839
		20,024
HEALTH CARE TECHNOLOGY—3.8%
	Allscripts Healthcare Solutions Inc.
5,671	1.250%—07/01/2020	5,862
	Medidata Solutions Inc.
6,574	1.000%—08/01/2018	6,948
		12,810
HOUSEHOLD DURABLES—3.5%
	CalAtlantic Group Inc.
682	0.250%—06/01/2019	617
2,385	1.250%—08/01/2032	2,515
2,247	1.625%—05/15/2018	2,691
		5,823
	Toll Brothers Finance Corp.
6,035	0.500%—09/15/2032	5,993
		11,816
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
	NRG Yield Inc.
1,858	3.500%—02/01/2019[2]	1,794

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
INDUSTRIAL CONGLOMERATES—0.9%
	Siemens Financieringsmaatschappij NV
$2,750	1.650%—08/16/2019	$ 3,057
INTERNET & CATALOG RETAIL—5.6%
	Ctrip.com International Ltd.
6,415	1.000%—07/01/2020[2]	7,040
	Priceline Group Inc.
3,993	0.350%—06/15/2020	4,897
3,347	0.900%—09/15/2021	3,464
		8,361
	Vipshop Holdings Ltd.
3,332	1.500%—03/15/2019	3,442
		18,843
INTERNET SOFTWARE & SERVICES—8.6%
	Akamai Technologies Inc.
7,361	0.000%—02/15/2019[1]	7,122
	Envestnet Inc.
2,144	1.750%—12/15/2019	1,922
	LinkedIn Corp.
1,923	0.500%—11/01/2019	1,805
	Twitter Inc.
4,155	0.250%—09/15/2019	3,630
3,530	1.000%—09/15/2021	2,981
		6,611
	Web.com Group Inc.
4,610	1.000%—08/15/2018	4,483
	WebMD Health Corp.
634	1.500%—12/01/2020	851
742	2.500%—01/31/2018	852
		1,703
	Yahoo! Inc.
4,982	0.000%—12/01/2018[1]	5,032
		28,678
IT SERVICES—4.8%
	Cardtronics Inc.
5,160	1.000%—12/01/2020	5,186
	Euronet Worldwide Inc.
1,405	1.500%—10/01/2044	1,722
	Red Hat Inc.
2,633	0.250%—10/01/2019	3,257
	Verint Systems Inc.
6,469	1.500%—06/01/2021	5,846
		16,011
LIFE SCIENCES TOOLS & SERVICES—1.6%
	Illumina Inc.
5,480	0.000%—06/15/2019[1]	5,487
MACHINERY— 1.1%
	Chart Industries Inc.
3,182	2.000%—08/01/2018	2,938
	Meritor Inc.
705	7.875%—03/01/2026	843
		3,781
MEDIA— 1.5%
	Live Nation Entertainment Inc.
5,088	2.500%—05/15/2019	5,091
CONVERTIBLE BONDS—Continued
Principal Amount		Value
METALS & MINING—4.7%
	Newmont Mining Corp.
$4,835	1.625%—07/15/2017	$ 5,267
	Royal Gold Inc.
4,376	2.875%—06/15/2019	4,434
	RTI International Metals Inc.
5,341	1.625%—10/15/2019	6,142
		15,843
PHARMACEUTICALS— 2.8%
	Impax Laboratories Inc.
7,480	2.000%—06/15/2022[2]	6,961
	Teva Pharmaceutical Finance Co. LLC
1,879	0.250%—02/01/2026	2,482
		9,443
PROFESSIONAL SERVICES—1.4%
	Huron Consulting Group Inc.
4,673	1.250%—10/01/2019	4,518
REAL ESTATE INVESTMENT TRUSTS (REITs)—9.7%
	Colony Starwood Homes
3,380	3.000%—07/01/2019	3,378
	Empire State Realty OP LP
967	2.625%—08/15/2019[2]	1,049
	Extra Space Storage LP
7,565	3.125%—10/01/2035[2]	8,350
	National Health Investors Inc.
5,847	3.250%—04/01/2021	6,139
	Spirit Realty Capital Inc.
5,040	2.875%—05/15/2019	5,298
	Starwood Property Trust Inc.
8,035	4.550%—03/01/2018	8,216
		32,430
SEMICONDUCTOR EQUIPMENT & PRODUCTS—0.2%
	STMicroelectronics NV
600	0.000%—07/03/2019[1]	563
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.4%
	Intel Corp.
1,990	2.950%—12/15/2035	2,469
	Lam Research Corp.
2,880	1.250%—05/15/2018	4,021
	Microchip Technology Inc.
6,216	1.625%—02/15/2025	6,476
	NVIDIA Corp.
912	1.000%—12/01/2018	1,630
	NXP Semiconductors NV
5,165	1.000%—12/01/2019	5,875
	ON Semiconductor Corp.
4,635	1.000%—12/01/2020[2]	4,227
		24,698
SOFTWARE— 11.6%
	Citrix Systems Inc.
5,962	0.500%—04/15/2019	6,763
	FireEye Inc.
3,166	1.625%—06/01/2035[2]	2,628
	Nuance Communications Inc.
1,770	1.000%—12/15/2035[2]	1,609

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE— Continued
	Proofpoint Inc.
$5,514	0.750%—06/15/2020[2]	$ 5,659
1,271	1.250%—12/15/2018	1,991
		7,650
	Salesforce.com Inc.
2,663	0.250%—04/01/2018	3,365
	ServiceNow Inc.
3,012	0.000%—11/01/2018[1]	3,503
	Synchronoss Technologies Inc.
2,611	0.750%—08/15/2019	2,552
	TiVo Inc.
6,679	2.000%—10/01/2021	6,579
	Workday Inc.
3,934	0.750%—07/15/2018	4,414
		39,063
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
	Electronics For Imaging Inc.
7,303	0.750%—09/01/2019	7,499
TRANSPORTATION INFRASTRUCTURE—2.0%
	Macquarie Infrastructure Corp.
5,978	2.875%—07/15/2019	6,789
TOTAL CONVERTIBLE BONDS
(Cost $327,974)		331,518

SHORT-TERM INVESTMENTS—1.9%
Principal Amount		Value
(Cost $6,448)
REPURCHASE AGREEMENTS
$6,448	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $6,582)	$ 6,448
TOTAL INVESTMENTS—100.7%
(Cost $334,422)		337,966
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(2,264)
TOTAL NET ASSETS—100.0%		$335,702

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2016 or October 31, 2015, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $50,327 (in 000s) or 15% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at April 30, 2016.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2002
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Justin W. Slatky
Since 2012
Robert Kricheff
Since 2015
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
Total return
Principal Style Characteristics
High-yield bonds
Mark Shenkman

Eric Dobbin

Steven N. Schweitzer

Justin W. Slatky

Robert Kricheff

Management’s Discussion of
Fund Performance
Market review
The six-month period ended April 30, 2016 got off to a rocky start as collapsing commodity prices, a plunging equity market, rising political tensions, accumulating stress in European financials, and concerns that a sagging global economy would spill over into the U.S. pressured the high-yield market.  From the beginning of the period through February 11th, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index slumped by -6.20%.  Starting in mid-February; however, high yield experienced an extraordinary rally resulting from a multitude of factors, including oil’s recovery off of multi-year lows, dovish global central bank actions from the Federal Reserve (Fed), Bank of Japan, and European Central Bank, the fading of U.S. recessionary fears, and persistently low 10-year U.S. Treasury yields. The combined effect of these was to propel the benchmark to a gain of 1.99% for the six month period.  As if a switch was flicked on, investors roared back into high yield securities.  As demand soared, yields contracted and the index ended the period with an average yield of 5.93%.
Within the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, the double-B and single-B categories recorded advances of 3.08% and 0.59%, respectively, for the fiscal year-to-date period.  Investment bankers quickly recognized the market recuperation and large fund inflows, promptly revving up the new issue engine to capitalize on an opening in the financing window.  Although new issuance was subdued early in the period amid elevated volatility and a negative return for the asset class, the primary market accelerated during March and April.  Interestingly, less than 10% of the issuance was split lower rated single-B or triple-C, and a transaction for Trac Intermodal was pulled, illustrating investor skepticism for more highly levered situations.  Additionally, Western Digital successfully priced $5.2 billion of new bonds for its acquisition of SanDisk, the largest-size new issue since last September’s $6.6 billion issue for Frontier Communications.  At an average rate of 3.68%, defaults have accelerated to their highest level since September 2010.  It is worth noting, however, that excluding Metals/Mining and Oil & Gas, the default rate remains benign at only 0.42%.  Finally, fallen angels (bonds that were previously given investment grade status but have since been rated below investment grade) continue to have a meaningful impact on the high-yield market, totaling $140 billion year-to-date 2016 versus $143 billion for all of 2015.  Not surprisingly, 88% of this year’s fallen angels have been in the commodity sectors.
performance
Harbor High-Yield Bond Fund gained 0.31% (Institutional Class), 0.18% (Administrative Class), 0.11% (Investor Class), and 0.42% (Retirement Class) during the six months ended April 30, 2016, trailing the benchmark index which returned 1.99%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Reynolds Group Issuer Inc.	1.2%
CCO Holdings LLC	1.1%
Hertz Corp.	1.1%
Sirius XM Radio Inc.	1.1%
Ardagh Packaging Finance plc	1.0%
Avis Budget Car Rental LLC	1.0%
Calpine Corp.	1.0%
Cequel Communications Holdings I LLC	1.0%
HCA Inc.	1.0%
Sinclair Television Group Inc.	1.0%
The biggest factors restraining relative performance were an underweight and negative selection in the Oil and Gas sector where volatility in both directions has persisted, and an underweight in double-B credits, which benefitted from lower Treasury bond yields. The subadviser plans to selectively add higher-quality energy credits and we remain committed to being overweight in single-B credits because we believe that such bonds possess upgrade potential without the risk that double-B bonds face from tighter spreads should government bond yields increase. The overall duration in the Fund remains under market duration levels.
Fund performance was aided by selection and overweights in Healthcare, Cable, and Electric Utilities. These more stable businesses tend to exhibit stronger bond-price relative performance during volatile periods. Overall, diversification remains solid, with the Fund holding investments in 220 issuers across 33 industries at the end of the period. On April 30, 2016, the Fund had a 5.82% yield-to-worst and a weighted average credit ratings of B+/B2.
Outlook & Strategy
Following the conclusion of the first half of the fiscal year, the cloud of worry over a U.S. recession occurring in 2016 appears to be dissipating as recent reports indicate that the U.S. economy is shrugging off fears of a global economic slowdown.  Job gains remain robust, which signals that companies are confident in business prospects, wage growth is moderate, and consumer spending is resilient.  With the U.S. experiencing slow but steady growth, the Fed should have flexibility in their future interest rate policy decisions and has clearly signaled that rates are likely to remain lower for longer.  Lastly, stabilizing oil prices are adding to investor optimism.  We believe that all of these factors bode well for high-yield as we begin the second half of the fiscal year.
We believe that the high-yield market remains attractive in a low growth, low inflation and low interest rate environment. While certain commodity-related industries are experiencing earnings fluctuations, which in turn could increase bankruptcy levels, the bulk of high-yield debt issuers are meeting expectations. As the year progresses, investors will be keenly focused on oil prices, the pace of U.S. interest rate increases, and global growth of Gross Domestic Product.
The Fund’s strategy in the near-term will focus on investing in improving credits with solid free cash flow and properly constructed capital structures. Our focus on capital preservation has kept the Fund with relatively few holdings in cyclical companies, and we are looking to add stronger commodity-related firms that have weathered the last year well and still trade with an elevated yield. We will look to reduce our exposures in Broadcasting and Media entities that are producing peak earnings during the political advertising surge associated with the 2016 elections.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024
Cusip	411511553
Ticker	HYFAX
Inception Date	12/01/2002
Net Expense Ratio	0.66% [a,b]
Total Net Assets (000s)	$1,765,772

ADMINISTRATIVE CLASS

Fund #	2224
Cusip	411511546
Ticker	HYFRX
Inception Date	12/01/2002
Net Expense Ratio	0.91% [a,b]
Total Net Assets (000s)	$4,340

INVESTOR CLASS

Fund #	2424
Cusip	411511538
Ticker	HYFIX
Inception Date	12/01/2002
Net Expense Ratio	1.03% [a,b]
Total Net Assets (000s)	$94,349

RETIREMENT CLASS

Fund #	2524
Cusip	411512379
Ticker	HNHYX
Inception Date	03/01/2016
Net Expense Ratio	0.61% [a,b]
Total Net Assets (000s)	$10
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	6.08%	6.65%
Yield to Maturity	5.82%	7.83%
Current 30-Day Yield (Institutional Class)	4.85%	7.14%
Weighted Average Maturity	6.21 years	6.34 years
Weighted Average Duration	3.55 years	4.05 years
Beta vs. BofA Merrill Lynch U.S. Non-Distressed High Yield Index	1.11	1.00
Portfolio Turnover (6-Month Period Ended 04/30/2016)	22% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	3.25%
>1 to 5	22.72%
>5 to 10	73.14%
>10 to 15	0.89%
>15 to 20	0.00%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Annualized
b	Reflective of a contractual management fee waiver effective through February 28, 2017.
c	Unannualized

Harbor High-Yield Bond Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield and BofA Merrill Lynch U.S. High Yield Indicies. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	0.31%	-2.82%	4.14%	5.84%	12/01/2002	$ 88,222
Administrative Class	0.18	-2.96	3.88	5.58	12/01/2002	86,088
Investor Class	0.11	-3.08	3.76	5.46	12/01/2002	85,076
Retirement Class[1]	0.42	-2.71	4.16	5.85	03/01/2016	88,323
Comparative Indices
BofA Merrill Lynch U.S. Non-Distressed High Yield	1.99%	0.47%	5.76%	6.40%	—	$ 93,008
BofA Merrill Lynch U.S. High Yield	2.23	-1.36	5.22	7.20	—	100,230
As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.71% (Gross) (Institutional Class); 0.92% (Net) and 0.96% (Gross) (Administrative Class); 1.04% (Net) and 1.08% (Gross) (Investor Class); and 0.62% (Net) and 0.66% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 5.2%)
BANK LOAN OBLIGATIONS—3.6%
Principal Amount		Value
AIR FREIGHT & LOGISTICS—0.1%
	XPO Logistics Inc.
	Term Loan
$1,995	5.500%—10/30/2021[1]	$ 2,009
CHEMICALS— 0.5%
	Solenis International LP
	Second-Lien Term Loan
5,000	7.750%—07/31/2022[1]	4,563
	Tronox Pigments Holland BV
	Term Loan
5,492	4.500%—03/19/2020[1]	5,329
		9,892
COMMERCIAL SERVICES & SUPPLIES—0.7%
	Advanced Disposal Services Inc.
	Term Loan B2
3,000	3.750%—10/09/2019[1]	2,995
	Brand Energy & Infrastructure Services Inc.
	Term Loan
6,109	4.750%—11/26/2020[1]	6,064
	Granite Acquisition Inc.
	Term Loan B
3,825	5.000%—12/17/2021[1]	3,709
	Term Loan C
170	5.000%—12/17/2021[1]	165
		3,874
		12,933
CONTAINERS & PACKAGING—0.2%
	Mauser U.S. Holdings Inc.
	Second-Lien Term Loan
4,675	8.750%—07/31/2022[1,2]	4,266
FOOD & STAPLES RETAILING—0.2%
	BJ's Wholesale Club Inc.
	Second-Lien Term Loan
3,434	8.500%—03/31/2020[1]	3,348
HOTELS, RESTAURANTS & LEISURE—0.2%
	Amaya Holdings BV
	First-Lien Term Loan B
2,728	5.000%—08/01/2021[1]	2,622
	Second-Lien Term Loan B
1,307	8.000%—08/01/2022[1]	1,304
		3,926
MEDIA— 0.9%
	William Morris Endeavor Entertainment LLC
	Term Loan B
15,504	5.250%—05/06/2021[1]	15,523

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
PHARMACEUTICALS— 0.4%
	Concordia Healthcare Corp.
	Term Loan
$7,481	5.250%—10/21/2021[1]	$ 7,432
SPECIALTY RETAIL—0.2%
	Ascena Retail Group Inc.
	Term Loan B
3,242	5.250%—08/21/2022[1]	3,190
TRADING COMPANIES & DISTRIBUTORS—0.2%
	Neff Rental LLC
	Second-Lien Term Loan
4,136	7.250%—06/09/2021[1]	3,867
TOTAL BANK LOAN OBLIGATIONS
(Cost $66,446)		66,386

CORPORATE BONDS & NOTES—91.2%
AEROSPACE & DEFENSE—2.3%
	Bombardier Inc.
3,500	6.000%—10/15/2022[3]	2,994
5,850	6.125%—01/15/2023[3]	5,119
		8,113
	DigitalGlobe Inc.
3,302	5.250%—02/01/2021[3]	3,010
	Kratos Defense & Security Solutions Inc.
2,509	7.000%—05/15/2019[2]	1,995
	Moog Inc.
10,000	5.250%—12/01/2022[3]	10,150
	Orbital ATK Inc.
4,200	5.500%—10/01/2023[3]	4,431
	Spirit AeroSystems Inc.
4,000	6.750%—12/15/2020	4,147
	TransDigm Inc.
11,500	6.500%—07/15/2024-05/15/2025	11,631
		43,477
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
5,500	6.500%—06/15/2022[3]	5,404
AUTO COMPONENTS—1.5%
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,313
	American Tire Distributors Inc.
7,650	10.250%—03/01/2022[3]	6,904
	Goodyear Tire & Rubber Co.
4,624	6.500%—03/01/2021	4,873
4,500	7.000%—05/15/2022	4,871
		9,744
	Tenneco Inc.
5,705	6.875%—12/15/2020	5,919
	ZF North America Capital Inc.
290	4.500%—04/29/2022[3]	298
		28,178
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS— 0.5%
	CIT Group Inc.
$3,000	5.000%—08/15/2022	$ 3,150
6,250	5.500%—02/15/2019[3]	6,556
		9,706
BUILDING PRODUCTS—3.3%
	Griffon Corp.
12,825	5.250%—03/01/2022	12,937
	HD Supply Inc.
9,500	5.750%—04/15/2024[3]	9,987
	Masonite International Corp.
3,000	5.625%—03/15/2023[3]	3,150
	Nortek Inc.
7,525	8.500%—04/15/2021	7,864
	RSI Home Products Inc.
6,500	6.500%—03/15/2023[3]	6,809
	Standard Industries Inc.
1,000	5.125%—02/15/2021[3]	1,045
10,500	5.500%—02/15/2023[3]	11,038
		12,083
	Summit Materials LLC
9,000	6.125%—07/15/2023	9,112
		61,942
CAPITAL MARKETS—0.5%
	Neuberger Berman Group LLC
4,000	5.875%—03/15/2022[3]	4,170
	Walter Investment Management Corp.
8,000	7.875%—12/15/2021	5,340
		9,510
CHEMICALS— 1.6%
	A Schulman Inc.
5,000	6.875%—06/01/2023[3]	5,038
	Huntsman International LLC
5,000	4.875%—11/15/2020	5,062
	NOVA Chemicals Corp.
6,000	5.250%—08/01/2023[3]	6,082
	PQ Corp.
4,500	6.750%—11/15/2022[3]	4,646
2,850	8.750%—11/01/2018[3]	2,979
		7,625
	Tronox Finance LLC
3,825	7.500%—03/15/2022[3]	3,194
	Univar USA Inc.
3,413	6.750%—07/15/2023[3]	3,413
		30,414
COMMERCIAL SERVICES & SUPPLIES—3.4%
	ACCO Brands Corp.
5,000	6.750%—04/30/2020	5,325
	Advanced Disposal Services Inc.
1,361	8.250%—10/01/2020	1,424
	Brand Energy & Infrastructure Services Inc.
5,000	8.500%—12/01/2021[2,3]	4,750
	Casella Waste Systems Inc.
5,100	7.750%—02/15/2019[2]	5,206
	Clean Harbors Inc.
9,000	5.125%—06/01/2021	9,113
2,500	5.125%—06/01/2021[3]	2,531
		11,644

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Covanta Holding Corp.
$2,225	5.875%—03/01/2024	$ 2,214
6,900	6.375%—10/01/2022	7,141
1,000	7.250%—12/01/2020	1,040
		10,395
	Garda World Security Corp.
5,000	7.250%—11/15/2021[2,3]	4,063
	NuStar Logistics LP
2,000	6.750%—02/01/2021[2]	1,990
	Prime Security Services Borrower LLC
4,500	9.250%—05/15/2023[3]	4,691
	RR Donnelley & Sons Co.
5,000	6.000%—04/01/2024	4,525
	West Corp.
11,000	5.375%—07/15/2022[3]	9,996
		64,009
COMMUNICATIONS EQUIPMENT—1.2%
	Hughes Satellite Systems Corp.
14,000	7.625%—06/15/2021	15,627
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,133
		22,760
CONSTRUCTION & ENGINEERING—0.3%
	AECOM
5,000	5.750%—10/15/2022	5,238
1,000	5.875%—10/15/2024	1,055
		6,293
CONSUMER FINANCE—0.9%
	Ally Financial Inc.
3,000	3.250%—11/05/2018	3,000
5,250	3.500%—01/27/2019	5,230
7,675	3.750%—11/18/2019	7,675
		15,905
CONTAINERS & PACKAGING—4.7%
	Ardagh Packaging Finance plc
3,000	4.625%—05/15/2023[3]	3,000
9,774	6.250%—01/31/2019[3]	10,067
6,000	7.250%—05/15/2024[3]	6,000
		19,067
	Ball Corp.
6,500	4.375%—12/15/2020	6,772
750	5.000%—03/15/2022	790
		7,562
	Berry Plastics Corp.
8,250	5.125%—07/15/2023	8,353
9,000	5.500%—05/15/2022	9,293
		17,646
	Beverage Packaging Holdings Luxembourg II SA
3,000	6.000%—06/15/2017[3]	2,996
	Crown Americas LLC
2,000	4.500%—01/15/2023	2,050
	Reynolds Group Issuer Inc.
21,000	5.750%—10/15/2020	21,866
	Signode Industrial Group Lux SA
11,500	6.375%—05/01/2022[3]	11,270
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—Continued
	Silgan Holdings Inc.
$3,500	5.000%—04/01/2020	$ 3,601
1,500	5.500%—02/01/2022	1,556
		5,157
		87,614
DISTRIBUTORS— 0.1%
	LKQ Corp.
2,000	4.750%—05/15/2023	2,020
DIVERSIFIED CONSUMER SERVICES—0.4%
	Service Corp. International
7,500	5.375%—01/15/2022	7,894
DIVERSIFIED FINANCIAL SERVICES—0.2%
	Lincoln Finance Ltd.
3,100	7.375%—04/15/2021[3]	3,309
DIVERSIFIED TELECOMMUNICATION SERVICES—4.6%
	Altice Financing SA
3,000	6.625%—02/15/2023[3]	2,978
1,850	7.500%—05/15/2026[3]	1,857
		4,835
	Altice SA
1,650	7.625%—02/15/2025[3]	1,600
3,000	7.750%—05/15/2022[3]	3,004
		4,604
	Altice US Finance I Corp.
3,300	5.500%—05/15/2026[3]	3,341
	CenturyLink Inc.
3,700	5.625%—04/01/2020	3,816
2,150	5.800%—03/15/2022	2,131
1,675	7.500%—04/01/2024	1,683
		7,630
	Frontier Communications Corp.
7,000	7.125%—03/15/2019-01/15/2023	6,570
3,000	10.500%—09/15/2022[3]	3,105
		9,675
	GCI Inc.
7,000	6.750%—06/01/2021	7,105
2,460	6.875%—04/15/2025	2,497
		9,602
	Inmarsat Finance plc
17,000	4.875%—05/15/2022[3]	16,235
	Level 3 Communications Inc.
973	5.750%—12/01/2022	1,003
	Level 3 Financing Inc.
2,600	5.125%—05/01/2023	2,655
4,500	5.250%—03/15/2026[3]	4,579
5,250	5.375%—01/15/2024[3]	5,368
1,100	6.125%—01/15/2021	1,155
		13,757
	Zayo Group LLC
12,000	6.000%—04/01/2023	12,420
1,700	6.375%—05/15/2025[3]	1,776
		14,196
		84,878

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRICAL EQUIPMENT—0.1%
	Sensata Technologies BV
$1,500	5.000%—10/01/2025[3]	$ 1,515
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
	Anixter Inc.
9,000	5.125%—10/01/2021	9,135
750	5.500%—03/01/2023[3]	770
		9,905
	Belden Inc.
5,000	5.500%—09/01/2022[3]	5,075
	CDW LLC
4,250	6.000%—08/15/2022	4,553
		19,533
ENERGY EQUIPMENT & SERVICES—0.8%
	Archrock Partners LP
3,000	6.000%—04/01/2021-10/01/2022[2]	2,370
	Hornbeck Offshore Services Inc.
4,000	5.000%—03/01/2021	2,565
1,700	5.875%—04/01/2020	1,109
		3,674
	Precision Drilling Corp.
2,350	6.625%—11/15/2020	2,106
	SESI LLC
1,750	6.375%—05/01/2019	1,641
700	7.125%—12/15/2021	616
		2,257
	Unit Corp.
5,440	6.625%—05/15/2021[2]	3,713
		14,120
FOOD & STAPLES RETAILING—1.4%
	Alphabet Holding Co. Inc.
6,700	7.750%—11/01/2017	6,781
	NBTY Inc.
11,000	7.625%—05/15/2021[3]	11,275
	Rite Aid Corp.
4,650	6.125%—04/01/2023[3]	4,996
2,500	6.750%—06/15/2021	2,638
		7,634
		25,690
FOOD PRODUCTS—1.6%
	Darling Ingredients Inc.
3,210	5.375%—01/15/2022	3,362
	Dean Foods Co.
5,000	6.500%—03/15/2023[3]	5,262
	Dole Food Co. Inc.
7,000	7.250%—05/01/2019[3]	7,053
	Pinnacle Foods Finance LLC
1,450	5.875%—01/15/2024[3]	1,541
	Post Holdings Inc.
12,500	6.000%—12/15/2022[3]	12,883
		30,101
GAS UTILITIES—0.9%
	Ferrellgas LP
4,350	6.500%—05/01/2021	4,165
6,000	6.750%—06/15/2023[3]	5,625
		9,790
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
GAS UTILITIES—Continued
	Suburban Propane Partners LP
$6,542	7.375%—08/01/2021	$ 6,771
		16,561
HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
	Alere Inc.
5,500	6.375%—07/01/2023[3]	5,624
	Capsugel SA
8,500	7.000%—05/15/2019[3]	8,564
	Hologic Inc.
4,650	5.250%—07/15/2022[3]	4,888
	JLL/Delta Dutch Pledgeco BV
5,500	8.750%—05/01/2020[3]	5,445
		24,521
HEALTH CARE PROVIDERS & SERVICES—6.6%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	1,019
2,000	5.625%—02/15/2023	2,055
6,000	6.500%—03/01/2024[3]	6,345
		9,419
	Air Medical Merger Sub Corp.
5,000	6.375%—05/15/2023[3]	4,825
	Centene Escrow Corp.
7,000	5.625%—02/15/2021[3]	7,367
3,000	6.125%—02/15/2024[3]	3,158
		10,525
	Community Health Systems Inc.
7,500	6.875%—02/01/2022	6,858
	DaVita HealthCare Partners Inc.
7,000	5.000%—05/01/2025	7,018
825	5.125%—07/15/2024	841
3,300	5.750%—08/15/2022	3,469
		11,328
	Envision Healthcare Corp.
7,650	5.125%—07/01/2022[3]	7,784
	HCA Holdings Inc.
2,500	6.250%—02/15/2021	2,729
	HCA Inc.
3,700	4.750%—05/01/2023	3,802
1,950	5.250%—06/15/2026	2,030
10,450	5.875%—05/01/2023-02/15/2026	10,952
2,000	6.500%—02/15/2020	2,220
		19,004
	MEDNAX Inc.
5,000	5.250%—12/01/2023[3]	5,200
	Molina Healthcare Inc.
5,000	5.375%—11/15/2022[3]	5,187
	MPH Acquisition Holdings LLC
10,500	6.625%—04/01/2022[3]	10,990
	RegionalCare Hospital Partners Holdings Inc.
2,000	8.250%—05/01/2023[3]	2,085
	Sterigenics-Nordion Holdings LLC
1,903	6.500%—05/15/2023[3]	1,931
	Surgical Care Affiliates Inc.
5,000	6.000%—04/01/2023[3]	5,075
	Team Health Inc.
5,500	7.250%—12/15/2023[3]	5,854

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Tenet Healthcare Corp.
$4,700	4.134%—06/15/2020[3,4]	$ 4,729
9,000	6.750%—06/15/2023	8,966
		13,695
		122,489
HOTELS RESTAURANTS & LEISURE—0.1%
	Pinnacle Entertainment Inc.
1,750	5.625%—05/01/2024[3]	1,752
HOTELS, RESTAURANTS & LEISURE—3.3%
	Boyd Gaming Corp.
3,100	6.375%—04/01/2026[3]	3,185
	Burger King Worldwide Inc.
10,000	6.000%—04/01/2022[3]	10,387
	Cedar Fair LP
2,739	5.250%—03/15/2021	2,856
	Churchill Downs Inc.
3,750	5.375%—12/15/2021[3]	3,872
	ESH Hospitality Inc.
13,750	5.250%—05/01/2025[3]	13,630
	Isle of Capri Casinos Inc.
1,000	8.875%—06/15/2020	1,052
	MGP Escrow Issuer LLC
4,000	5.625%—05/01/2024[3]	4,172
	Pinnacle Entertainment Inc.
7,050	8.750%—05/15/2020	7,273
	Scientific Games International Inc.
2,150	6.250%—09/01/2020[2]	1,392
3,700	6.625%—05/15/2021[2]	2,359
		3,751
	Station Casinos LLC
3,450	7.500%—03/01/2021	3,656
	Viking Cruises Ltd.
7,500	8.500%—10/15/2022[3]	7,088
		60,922
HOUSEHOLD DURABLES—1.3%
	Energizer Holdings Inc.
10,500	5.500%—06/15/2025[3]	10,527
	Shea Homes LP
6,000	5.875%—04/01/2023[3]	6,075
	Tempur Sealy International Inc.
6,750	5.625%—10/15/2023	7,054
		23,656
HOUSEHOLD PRODUCTS—1.0%
	First Quality Finance Co. Inc.
12,000	4.625%—05/15/2021[2,3]	11,490
	Prestige Brands Inc.
3,650	5.375%—12/15/2021[3]	3,750
2,850	6.375%—03/01/2024[3]	3,007
		6,757
		18,247
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—3.9%
	AES Corp.
9,000	5.500%—04/15/2025	9,067
	Calpine Corp.
3,000	5.375%—01/15/2023	3,041
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—Continued
$7,600	5.500%—02/01/2024	$ 7,638
8,200	5.750%—01/15/2025	8,313
		18,992
	Dynegy Inc.
5,950	6.750%—11/01/2019	6,054
3,750	7.375%—11/01/2022	3,722
		9,776
	NRG Energy Inc.
18,000	6.250%—05/01/2024	17,595
	Talen Energy Supply LLC
15,240	4.625%—07/15/2019[3]	14,249
2,750	6.500%—06/01/2025	2,455
		16,704
		72,134
INDUSTRIAL CONGLOMERATES—0.2%
	Gardner Denver Inc.
5,000	6.875%—08/15/2021[3]	4,300
INTERNET SOFTWARE & SERVICES—0.4%
	Equinix Inc.
1,390	5.750%—01/01/2025	1,461
5,410	5.875%—01/15/2026	5,738
		7,199
IT SERVICES—1.1%
	Alliance Data Systems Corp.
3,200	5.375%—08/01/2022[3]	3,096
11,400	6.375%—04/01/2020[3]	11,728
		14,824
	WEX Inc.
6,725	4.750%—02/01/2023[2,3]	6,170
		20,994
LIFE SCIENCES TOOLS & SERVICES—0.7%
	Jaguar Holding Co. II
10,000	6.375%—08/01/2023[3]	10,415
	Quintiles Transnational Corp.
2,350	4.875%—05/15/2023[3]	2,418
		12,833
MACHINERY— 0.3%
	Terex Corp.
6,250	6.500%—04/01/2020	6,284
MEDIA— 16.5%
	Cable One Inc.
5,250	5.750%—06/15/2022[3]	5,407
	Cablevision Systems Corp.
12,000	5.875%—09/15/2022	10,470
8,000	8.000%—04/15/2020	8,036
		18,506
	CCO Holdings LLC
1,500	5.125%—02/15/2023	1,541
3,200	5.125%—05/01/2023[3]	3,272
5,250	5.250%—03/15/2021-09/30/2022	5,435
225	5.375%—05/01/2025[3]	231
6,000	5.875%—04/01/2024[3]	6,300
3,150	6.500%—04/30/2021	3,268
		20,047

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA— Continued
	Cequel Communications Holdings I LLC
$6,000	5.125%—12/15/2021[3]	$ 5,685
13,500	6.375%—09/15/2020[3]	13,905
		19,590
	Clear Channel Worldwide Holdings Inc.
5,050	7.625%—03/15/2020	4,706
	CSC Holdings LLC
1,000	5.250%—06/01/2024	912
	DISH DBS Corp.
3,800	5.000%—03/15/2023	3,486
6,000	5.875%—11/15/2024	5,655
5,000	6.750%—06/01/2021	5,164
		14,305
	Gray Television Inc.
5,000	7.500%—10/01/2020	5,262
	Lamar Media Corp.
500	5.750%—02/01/2026[3]	530
10,000	5.875%—02/01/2022	10,525
		11,055
	MDC Partners Inc.
5,750	6.500%—05/01/2024[3]	5,980
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,874
4,600	6.375%—04/01/2023	4,795
		7,669
	Mediacom Capital Corp.
7,500	7.250%—02/15/2022	7,884
	Midcontinent Communications & Midcontinent Finance Corp.
5,000	6.875%—08/15/2023[3]	5,212
	Neptune Finco Corp.
2,000	10.875%—10/15/2025[3]	2,230
	Netflix Inc.
1,100	5.875%—02/15/2025	1,161
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[3]	5,037
6,550	6.875%—11/15/2020	6,894
		11,931
	Numericable-SFR SA
3,000	4.875%—05/15/2019[3]	3,112
11,050	6.000%—05/15/2022[3]	11,106
4,250	7.375%—05/01/2026[3]	4,319
		18,537
	Outfront Media Capital LLC
5,000	5.875%—03/15/2025	5,244
	Quebecor Media Inc.
3,000	5.750%—01/15/2023	3,120
	Sinclair Television Group Inc.
10,700	5.375%—04/01/2021	11,142
4,000	6.125%—10/01/2022	4,290
3,300	6.375%—11/01/2021	3,506
		18,938
	Sirius XM Radio Inc.
2,750	4.625%—05/15/2023[3]	2,733
3,000	5.375%—04/15/2025[3]	3,075
4,350	5.875%—10/01/2020[3]	4,529
13,000	6.000%—07/15/2024[3]	13,749
		24,086
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA— Continued
	Time Inc.
$10,000	5.750%—04/15/2022[3]	$ 9,681
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[3]	4,856
	Tribune Media Co.
12,500	5.875%—07/15/2022	12,438
	Unitymedia Hessen GmbH & Co. KG
4,900	5.500%—01/15/2023[3]	5,096
	Univision Communications Inc.
5,000	5.125%—05/15/2023-02/15/2025[3]	5,024
7,325	6.750%—09/15/2022[3]	7,801
		12,825
	UPCB Finance IV Ltd.
14,500	5.375%—01/15/2025[3]	14,826
	UPCB Finance V Ltd.
495	7.250%—11/15/2021[3]	523
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[3]	3,071
2,500	6.375%—04/15/2023[3]	2,588
		5,659
	Virgin Media Secured Finance plc
5,000	5.250%—01/15/2026[3]	5,050
4,860	5.375%—04/15/2021[3]	5,097
2,350	5.500%—08/15/2026[3]	2,373
		12,520
	WideOpenWest Finance LLC
1,800	10.250%—07/15/2019	1,814
	WMG Acquisition Corp.
1,890	5.625%—04/15/2022[3]	1,923
7,500	6.750%—04/15/2022[3]	7,463
		9,386
	Ziggo Bond Finance BV
6,000	5.875%—01/15/2025[3]	5,963
		307,369
OIL, GAS & CONSUMABLE FUELS—6.0%
	Baytex Energy Corp.
4,500	5.625%—06/01/2024[2,3]	3,442
	CrownRock Finance Inc.
1,600	7.125%—04/15/2021[3]	1,624
350	7.750%—02/15/2023[3]	359
		1,983
	Denbury Resources Inc.
4,900	5.500%—05/01/2022	3,210
	Genesis Energy LP
2,050	5.750%—02/15/2021	1,937
1,500	6.750%—08/01/2022	1,448
		3,385
	Global Partners LP
1,450	7.000%—06/15/2023[2]	1,229
	Jupiter Resources Inc.
3,500	8.500%—10/01/2022[3]	2,240
	Memorial Resource Development Corp.
9,000	5.875%—07/01/2022	8,235
	MPLX LP
4,250	4.875%—06/01/2025[3]	4,112
1,750	5.500%—02/15/2023[3]	1,747
		5,859

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Murphy Oil Corp.
$7,500	3.700%—12/01/2022	$ 6,604
	NGL Energy Partners LP
1,750	5.125%—07/15/2019[2]	1,479
4,150	6.875%—10/15/2021[2]	3,507
		4,986
	Oasis Petroleum Inc.
11,850	6.875%—03/15/2022-01/15/2023	10,665
	Range Resources Corp.
1,500	4.875%—05/15/2025	1,397
4,000	5.000%—08/15/2022	3,755
		5,152
	Rice Energy Inc.
11,000	6.250%—05/01/2022	10,945
	Rose Rock Midstream LP
5,500	5.625%—11/15/2023	4,318
	RSP Permian Inc.
1,477	6.625%—10/01/2022	1,532
	Sanchez Energy Corp.
7,950	6.125%—01/15/2023	5,982
1,700	7.750%—06/15/2021	1,407
		7,389
	Sunoco LP
7,000	6.250%—04/15/2021[3]	7,105
	Tesoro Logistics LP
5,000	5.500%—10/15/2019	5,125
2,000	6.250%—10/15/2022	2,060
		7,185
	Whiting Petroleum Corp.
3,500	5.750%—03/15/2021	2,922
9,650	6.250%—04/01/2023	8,082
		11,004
	WPX Energy Inc.
5,650	8.250%—08/01/2023	5,325
		111,793
PAPER & FOREST PRODUCTS—0.9%
	Cascades Inc.
7,500	5.500%—07/15/2022[3]	7,275
4,050	5.750%—07/15/2023[3]	3,878
		11,153
	Resolute Forest Products Inc.
8,500	5.875%—05/15/2023[2]	6,439
		17,592
PHARMACEUTICALS— 2.4%
	Concordia Healthcare Corp.
5,650	7.000%—04/15/2023[3]	5,268
	Endo Finance LLC
3,000	5.750%—01/15/2022[3]	2,925
5,800	5.875%—01/15/2023[3]	5,582
3,000	6.000%—07/15/2023[3]	2,933
750	7.750%—01/15/2022[3]	776
		12,216
	Grifols Worldwide Operations Ltd.
5,000	5.250%—04/01/2022	5,175
	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,641
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS— Continued
$5,000	5.500%—04/15/2025[3]	$ 4,525
9,250	5.625%—10/15/2023[3]	8,695
		14,861
	Valeant Pharmaceuticals International Inc.
2,500	5.625%—12/01/2021[3]	2,131
3,500	6.125%—04/15/2025[3]	2,914
500	6.375%—10/15/2020[3]	456
1,750	7.500%—07/15/2021[3]	1,610
		7,111
		44,631
PROFESSIONAL SERVICES—0.3%
	CEB Inc.
5,000	5.625%—06/15/2023[3]	5,025
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
	Communications Sales & Leasing Inc.
2,000	8.250%—10/15/2023	1,905
	CyrusOne LP
2,000	6.375%—11/15/2022	2,115
	DuPont Fabros Technology LP
3,000	5.875%—09/15/2021	3,165
	FelCor Lodging LP
5,650	5.625%—03/01/2023	5,834
3,500	6.000%—06/01/2025	3,631
		9,465
	GEO Group Inc.
1,500	5.125%—04/01/2023	1,481
3,650	5.875%—01/15/2022-10/15/2024	3,741
		5,222
	Iron Mountain Inc.
14,275	5.750%—08/15/2024	14,739
1,125	6.000%—10/01/2020[3]	1,190
		15,929
	MPT Operating Partnership LP
1,500	6.375%—03/01/2024	1,605
1,500	6.875%—05/01/2021	1,555
		3,160
	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,372
	Sabra Health Care LP
1,800	5.500%—02/01/2021	1,823
		46,156
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
	Realogy Group LLC
5,500	5.250%—12/01/2021[3]	5,775
ROAD & RAIL—2.1%
	Avis Budget Car Rental LLC
6,000	5.125%—06/01/2022[3]	5,711
6,500	5.250%—03/15/2025[3]	5,988
5,000	5.500%—04/01/2023	4,798
2,500	6.375%—04/01/2024[3]	2,494
		18,991
	Hertz Corp.
6,500	5.875%—10/15/2020	6,646
9,800	6.250%—10/15/2022	9,918

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ROAD & RAIL—Continued
$650	6.750%—04/15/2019	$ 661
3,000	7.375%—01/15/2021	3,105
		20,330
		39,321
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
	Micron Technology Inc.
3,500	5.250%—01/15/2024[3]	2,826
SOFTWARE— 0.5%
	First Data Corp.
2,150	5.375%—08/15/2023[3]	2,231
3,750	5.750%—01/15/2024[3]	3,820
		6,051
	Nuance Communications Inc.
4,000	5.375%—08/15/2020[3]	4,110
		10,161
SPECIALTY RETAIL—1.0%
	Argos Merger Sub Inc.
4,200	7.125%—03/15/2023[3]	4,305
	Michaels Stores Inc.
5,000	5.875%—12/15/2020[3]	5,244
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,150
	Rent-A-Center Inc.
6,000	4.750%—05/01/2021	4,897
		18,596
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	NCR Corp.
3,000	5.000%—07/15/2022	3,022
3,500	5.875%—12/15/2021	3,627
900	6.375%—12/15/2023	941
		7,590
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Levi Strauss & Co.
4,850	6.875%—05/01/2022	5,226
THRIFTS & MORTGAGE FINANCE—1.3%
	Nationstar Mortgage LLC
5,250	6.500%—07/01/2021	4,633
5,472	7.875%—10/01/2020	5,281
		9,914
	Quicken Loans Inc.
15,000	5.750%—05/01/2025[3]	14,175
		24,089
TRADING COMPANIES & DISTRIBUTORS—3.1%
	AerCap Ireland Capital Ltd.
13,825	4.625%—10/30/2020-07/01/2022	14,469
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	Ashtead Capital Inc.
$14,971	6.500%—07/15/2022[3]	$ 15,870
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[2,3]	10,301
	United Rentals North America Inc.
1,950	5.500%—07/15/2025	1,946
6,500	5.750%—11/15/2024	6,622
2,500	5.875%—09/15/2026	2,500
4,000	6.125%—06/15/2023	4,170
1,500	7.625%—04/15/2022	1,609
		16,847
		57,487
WIRELESS TELECOMMUNICATION SERVICES—1.7%
	SBA Communications Corp.
1,350	5.625%—10/01/2019	1,406
	SBA Telecommunications Inc.
2,500	5.750%—07/15/2020	2,587
	Sprint Communications Inc.
5,000	6.000%—11/15/2022	3,703
	Telecom Italia SpA
5,000	5.303%—05/30/2024[3]	5,245
	T-Mobile USA Inc.
1,000	6.000%—03/01/2023	1,054
5,000	6.250%—04/01/2021	5,231
4,250	6.375%—03/01/2025	4,479
5,500	6.500%—01/15/2024-01/15/2026	5,858
1,500	6.633%—04/28/2021	1,586
		18,208
		31,149
TOTAL CORPORATE BONDS & NOTES
(Cost $1,699,696)		1,700,950

SHORT-TERM INVESTMENTS—5.0%
(Cost $92,679)
REPURCHASE AGREEMENTS
92,679	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $94,533)	92,679
TOTAL INVESTMENTS—99.8%
(Cost $1,858,821)		1,860,015
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		4,456
TOTAL NET ASSETS—100.0%		$1,864,471

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2016 or October 31, 2015, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2016.
2	Security has been deemed illiquid at April 30, 2016.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $836,944 (000s) or 45% of net assets.
4	Floating rate security, the stated rate represents the rate in effect at April 30, 2016.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
Total return
Principal Style Characteristics
Intermediate bonds with overall portfolio rated high quality
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six-months ended April 30, 2016, uncertainty around China, commodities, and central bank effectiveness spurred market volatility and continued to impact fixed income markets.
The end of 2015 brought some relief to markets as economic fundamentals strengthened and sentiment stabilized. Positive U.S. economic indicators allowed the Federal Reserve (Fed) to begin reducing monetary accommodation – the Fed lifted the Federal Funds Rate by 0.25% in a unanimous vote in December. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. U.S. economic indicators continued to suggest a healthy pace of growth in the first part of 2016 as we saw continued signs of labor market strength as well as higher core inflation. However, concerns about global influences and financial conditions kept the Fed on hold at its March meeting with the statement and press conference suggesting a dovish tilt.
In the euro-zone, weak inflation and tighter global financial conditions prompted the European Central Bank (ECB) to provide additional easing measures in the beginning of 2016, with a focus on credit over more negative rates. This boosted risk assets, even as the euro appreciated. In Japan, the Bank of Japan’s (BOJ) surprise move into negative rates raised concerns over policy effectiveness, contributing to market volatility. However, subsequent clarity about currency policy, alongside actions from other central banks, including the Fed and ECB, helped stabilize markets.
Ever-lower interest rates in the euro-zone helped anchor government bond yields elsewhere, such as in the U.S. and UK, while the U.S. dollar added to its strong performance by appreciating against most other currencies. The U.S. Treasury curve flattened over the six-month period as rates at the front-end of the curve rose, while yields on the rest of the curve fell.
PERFORMANCE
Harbor Bond Fund underperformed the Barclays U.S. Aggregate Bond Index for the six-months ended April 30, 2016. The Fund returned 2.13% (Institutional Class) and 1.99% (Administrative Class) for the six-month period, compared with the benchmark’s return of 2.82%. The Fund outperformed the index for the 10-year period ended April 30, 2016, and since the Fund’s inception in 1987.
The following strategies helped Fund returns for the six-months ended April 30, 2016:
•	Positions in U.S. Treasury Inflation-Protected Securities (TIPS), as breakeven points rose over the period. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasurys.
•	Positions in select municipal bonds, as yield spreads for the sector tightened.
The following strategies were negative or neutral for returns:
•	Currency positioning, specifically long U.S. dollar positions versus the yen, as the currency strengthened relative to the dollar.
•	Security selection within investment grade and high-yield corporates as specific issuers underperformed.
•	An underweight to U.S. interest rates, as yields decreased.

Harbor Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	41.4%
Federal National Mortgage Association TBA	24.0%
Federal National Mortgage Association	6.2%
Federal Home Loan Mortgage Corp. TBA	3.1%
Federal National Mortgage Association REMIC	2.5%
Bank of America Corp.	2.2%
Government National Mortgage Association TBA	1.6%
Morgan Stanley	1.3%
Government National Mortgage Association	1.2%
Countrywide Alternative Loan Trust	1.1%
OUTLOOK & STRATEGY
Over the next six months, we expect global economic and policy divergence will continue to provide a mix of risks, opportunities and volatility. While markets have largely rebounded from the downturn at the beginning of the year, we have lowered our forecasts for global growth and inflation in light of the weaker economic momentum as well as some tightening in financial conditions at the onset of the year. Importantly, we do not expect a global or U.S. recession over the cyclical horizon. While the three C’s – China, commodities, and central banks – have been calmer recently, we believe that their paths forward will be key swing factors for the global outlook.
In the U.S., our expectation is for above-trend economic growth in a 1.75%–2.25% range in 2016. We expect the “delicate handoff” from slowing job growth to higher wages to succeed as the main driver of income creation, supporting further gains in consumer spending. Assuming a gradual lift in crude oil prices by year-end, headline inflation (as measured by the Consumer Price Index) is likely to hover in the 1.0%-1.5% range before rising to 2% by year-end. With Personal Consumption Expenditures (PCE) inflation remaining below the Fed’s 2% target and global developments still posing considerable risks to the outlook, we expect the Fed to move cautiously, raising rates only once or twice this year.
For the euro-zone, we anticipate trend-like Gross Domestic Product (GDP) growth in the 1.0%-1.5% range. We expect the headwinds for growth from weak global demand and the tightening of financial conditions earlier this year to be roughly offset by the lagged effects of the weaker euro on exports, and for low oil prices and rising employment to support consumption. The ECB’s March easing package should also be mildly supportive for growth. Yet, with inflation likely to continue to undershoot the ECB’s objective of “below but close to 2%,” further easing later this year may be in the pipeline.
Our outlook for China is for growth in a 5.5%-6.5% range and headline inflation around 1.25%. China’s transition from “old” (industrial, state-owned and export-oriented) to “new” (service sector, private and consumption-oriented) growth drivers continues to sputter. As such, we expect “official” GDP growth to fall short of the government’s 6.5%–7% target range. We expect Japanese GDP growth will likely be in the 0.25%–0.75% range in 2016. With China slowing and the benefits from past yen depreciation petering out, the external sector will continue to be a small drag for economic activity.
With respect to portfolio strategy, we plan to:
•	Have neutral U.S. interest rate risk relative to the benchmark, as the economy remains on solid footing despite some softening in economic data. While we believe the Fed’s path will be more gradual than in previous hiking cycles, we are underweight the front-end of the curve given that the path may not be quite as shallow as the market expects. We are neutral on the long-end of the curve given the potential for international developments to sustain demand for longer-dated treasury securities.
•	Remain opportunistic in investment-grade corporate bonds. While we are selective overall in the corporate sector, we find attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector. We see value in banks and select financial companies, housing-related credits, and municipals.
•	Remain selective in allocations to emerging markets debt, given increasing dispersion in the pace of economic growth.
•	With continued divergence in economic growth and central bank policies, we look to maintain our long-dollar positioning, though at lower levels than in recent months and against a broader basket of currencies. We continue to expect divergence between the Fed and other central banks, including the BOJ and ECB. While we believe that the dollar has room to appreciate further, we do not expect the move to be as large or as smooth as it was in recent months.
•	Continue to hold positions in TIPS, as we believe inflation expectations embedded in markets still appear too depressed in light of the Fed’s efforts to reflate the economy. Base effects, underlying trends in core components, and the potential for wage pressures as the labor market continues to tighten should all support inflation moving towards the Fed’s targets.

This report contains the current opinions of Pacific Investment Management Company LLC (“PIMCO”) at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014
Cusip	411511108
Ticker	HABDX
Inception Date	12/29/1987
Net Expense Ratio	0.51% [a,b]
Total Net Assets (000s)	$2,706,888

ADMINISTRATIVE CLASS

Fund #	2214
Cusip	411511686
Ticker	HRBDX
Inception Date	11/01/2002
Net Expense Ratio	0.76% [a,b]
Total Net Assets (000s)	$44,080
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	3.33%	3.15%
Yield to Maturity	3.80%	2.15%
Current 30-Day Yield (Institutional Class)	2.36%	2.98%
Weighted Average Maturity	7.86 years	7.82 years
Weighted Average Duration	5.14 years	5.51 years
Portfolio Turnover (6-Month Period Ended 04/30/2016)	259% [c]	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	2.41%
>1 to 5	67.73%
>5 to 10	6.52%
>10 to 15	7.46%
>15 to 20	0.64%
>20 to 25	2.83%
>25 yrs.	12.41%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Bond Fund
Institutional Class	2.13%	1.28%	3.18%	5.63%	12/29/1987	$17,298
Administrative Class	1.99	1.01	2.93	5.37	11/01/2002	16,865
Comparative Index
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.95%	—	$16,219
As stated in the Fund’s current prospectus, the expense ratios were 0.51% (Net) and 0.60% (Gross) (Institutional Class); and 0.76% (Net) and 0.85% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018 and an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized
b	Reflective of a contractual management fee waiver effective through February 28, 2018 and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized

Harbor Bond Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -27.5%)
ASSET-BACKED SECURITIES—5.6%
Principal Amount		Value
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
$7,111	0.599%—05/25/2036[1]	$ 2,408
	Series 2005-W2 Cl. A2C
4,487	0.799%—10/25/2035[1]	4,284
	Series 2004-W11 Cl. M3
939	1.564%—11/25/2034[1]	776
		7,468
	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
7,450	1.678%—08/15/2033[1]	7,126
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
228	0.939%—01/25/2036[1]	228
	Celf Loan Partners IV plc
	Series 2007-1X Cl. VFNU
3,736	0.693%—05/03/2023[1]	3,736
	Series 2007-1X Cl. VFNG
£5,625	0.997%—05/03/2023[1]	7,974
		11,710
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
$4,961	0.589%—05/25/2037[1]	4,648
	Series 2001-BC3 Cl. A
196	0.679%—12/25/2031[1]	146
	Series 2006-ABC1 Cl. A3
4,098	0.679%—05/25/2036[1]	2,210
	Series 2006-2 Cl. M1
1,200	0.839%—06/25/2036[1]	886
	Series 2005-15 Cl. 1AF3
3,220	5.450%—04/25/2036[2]	3,256
		11,146
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
1,079	0.589%—07/25/2036[1]	1,040
	GSAA Trust
	Series 2006-20 Cl. 1A2
6,045	0.619%—12/25/2046[1]	3,056
	Series 2006-4 Cl. 4A2
956	0.669%—03/25/2036[1]	916
	Series 2007-9 Cl. A1A
1,702	6.000%—08/25/2047	1,536
		5,508
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
$135	0.509%—12/25/2036[1]	$ 72
	Harvest CLO V SA3
	Series V Cl. A1D
€5,190	0.205%—04/05/2024[1]	5,887
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
$5,000	1.489%—07/25/2035[1]	4,941
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
6,245	0.609%—12/25/2036[1]	2,476
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
3,888	1.489%—06/25/2035[1]	3,210
	Limerock CLO I3
	Series 2007-1A Cl. A3A
1,584	0.848%—04/24/2023[1,4]	1,567
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
6,798	0.679%—06/25/2036[1]	3,682
	Mid-State Trust
	Series 2004-1 Cl. A
1,618	6.005%—08/15/2037	1,735
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
2,604	0.569%—10/25/2036[1]	2,024
	Series 2007-HE1 Cl. A2C
2,698	0.589%—11/25/2036[1]	1,616
		3,640
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
2,250	1.339%—07/25/2032[1]	2,176
	Motor plc
	Series 2014-1X Cl. A1
2,067	0.919%—08/25/2021[1]	2,067
	OHA Credit Partners VI Ltd.
	Series 2012-6A Cl. AR
11,825	1.838%—05/15/2023[1,4]	11,772
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
5,583	0.689%—07/25/2037[1]	3,339
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.919%—08/25/2035[1]	9,143
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
5,140	0.569%—09/25/2036[1]	1,486
	RAMP Trust
	Series 2004-RS8 Cl. MII1
1,183	1.339%—08/25/2034[1]	1,139
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
16,793	1.099%—08/25/2035[1]	11,138
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.649%—10/25/2036[1]	4,179
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
107	5.130%—09/01/2023	116

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2009-20A Cl. 1
$4,152	5.720%—01/01/2029	$ 4,746
	Series 2008-20H Cl. 1
9,403	6.020%—08/01/2028	10,690
	Series 2001-20A Cl. 1
131	6.290%—01/01/2021	141
		15,693
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
2,774	0.569%—12/25/2036[1]	2,682
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,560	0.549%—09/25/2037[1]	1,578
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
27,068	0.669%—01/25/2037[1,4]	16,067
TOTAL ASSET-BACKED SECURITIES
(Cost $149,564)		153,895

BANK LOAN OBLIGATIONS—0.4%
	Chrysler Group LLC
	Term Loan B
3,807	3.500%—05/24/2017[2]	3,814
	Community Health Systems Inc.
	Term Loan F
5,505	3.750%—12/31/2018[2]	5,491
	Valeant Pharmaceuticals International Inc.
	Term Loan B-E
3,165	4.750%—08/05/2020[2]	3,084
TOTAL BANK LOAN OBLIGATIONS
(Cost $12,299)		12,389

COLLATERALIZED MORTGAGE OBLIGATIONS—9.0%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
4,247	0.559%—08/25/2036[1]	2,493
	Alba plc
	Series 2007-1 Cl. A3
£3,681	0.759%—03/17/2039[1]	4,833
	Banc of America Funding Corp.
	Series 2012-R5 Cl. A
$3,945	0.697%—10/03/2039[1,4]	3,933
	Series 2007-C Cl. 7A5
1,887	0.739%—05/20/2047[1]	1,547
		5,480
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,117	5.790%—04/10/2049[2]	2,147
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
	Series 2016-ASHF Cl. A
7,000	2.333%—03/15/2028[1,4]	7,079
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
12,952	0.649%—05/25/2047[1]	9,661
	Series 2011-RR5 Cl. 12A1
832	5.233%—03/26/2037[2,4]	805
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2011-RR4 Cl. 8A1
$3,895	5.250%—02/26/2036[4]	$ 3,440
	Series 2011-RR5 Cl. 5A1
6,188	5.250%—08/26/2037[4]	6,406
		20,312
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
26	2.749%—11/25/2030[2]	25
	Series 2004-10 Cl. 12A3
67	2.893%—01/25/2035[2]	62
	Series 2006-4 Cl. 1A1
960	2.998%—10/25/2036[2]	808
	Series 2004-1 Cl. 12A5
577	3.056%—04/25/2034[2]	566
		1,461
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
467	0.879%—07/25/2035[1]	454
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2007-PW15 Cl. A4
578	5.331%—02/11/2044	589
	Series 2007-PW18 Cl. A4
5,300	5.700%—06/11/2050	5,496
		6,085
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
3,417	5.417%—09/25/2036[2]	2,996
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
1,152	5.322%—12/11/2049	1,172
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
12,602	0.769%—11/20/2035[1]	10,133
	Series 2006-6BC Cl. 1A2
5,994	0.839%—05/25/2036[1]	4,458
	Series 2005-84 Cl. 1A1
4,974	2.759%—02/25/2036[2]	3,816
	Series 2005-20CB Cl. 2A5
3,985	5.500%—07/25/2035	3,789
	Series 2006-36T2 Cl. 1A4
1,714	5.750%—12/25/2036	1,309
	Series 2006-39CB Cl. 1A20
8,175	6.000%—01/25/2037	7,871
		31,376
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
2,095	2.870%—09/25/2047[2]	1,866
	Credit Suisse Commercial Mortgage Trust
	Series 2006-C5 Cl. A1A
3,445	5.297%—12/15/2039	3,486
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
540	6.000%—11/25/2035	429
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
8,491	0.589%—03/25/2037[1]	6,161

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
$3,814	1.270%—03/19/2046[1]	$ 2,763
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£3,515	0.741%—06/15/2044[1]	4,676
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$2,612	2.587%—02/25/2036[2]	2,443
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2007-GG9 Cl. A4
1,262	5.444%—03/10/2039	1,284
	GS Mortgage Securities Corp. Trust
	Series 2016-RENT Cl. A
6,900	3.203%—02/10/2029[4]	7,156
	GSR Mortgage Loan Trust
	Series 2005-AR7 Cl. 6A1
732	2.860%—11/25/2035[2]	706
	Series 2005-AR3 Cl. 3A1
973	3.041%—05/25/2035[2]	872
	Series 2006-2F Cl. 2A13
3,236	5.750%—02/25/2036	3,142
		4,720
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,264	1.256%—11/19/2034[1]	994
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
8,156	0.619%—12/25/2036[1]	7,203
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.589%—10/25/2034[1]	1,308
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
10	1.864%—01/25/2032[2]	9
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,439	6.500%—07/25/2037	2,080
	IndyMac Index Mortgage Loan Trust
	Series 2007-AR13 Cl. 4A1
18,883	2.648%—07/25/2037[2]	12,841
	Series 2005-AR31 Cl. 1A1
2,232	2.694%—01/25/2036[2]	1,853
		14,694
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2006-LDP9 Cl. A3
4,799	5.336%—05/15/2047	4,873
	Series 2007-LDPX Cl. A3
13,597	5.420%—01/15/2049	13,901
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,649
		20,423
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
5,470	2.678%—10/25/2036[2]	4,652
	Series 2006-S1 Cl. 3A1
1,524	5.500%—04/25/2036	1,551
		6,203
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	JP Morgan Re-REMIC[5]
	Series 2009-7 Cl. 11A1
$156	2.994%—09/27/2036[2,4]	$ 156
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,753	1.241%—12/15/2049[1]	2,413
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
$179	0.689%—11/25/2035[1]	168
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,045	5.172%—12/12/2049	2,062
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,838
		3,900
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. ASB
6,000	3.040%—04/15/2048	6,215
	Morgan Stanley Re-REMIC Trust[5]
	Series 2009-GG10 Cl. A4A
1,744	5.987%—08/12/2045[2,4]	1,787
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
5,826	2.643%—10/25/2035[2]	5,776
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
6,618	0.624%—08/25/2036[1]	5,275
	Series 2007-QS4 Cl. 3A9
3,310	6.000%—03/25/2037	2,875
		8,150
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
20,769	6.250%—08/25/2037	11,806
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
471	3.467%—02/25/2037[2]	379
	Series 2006-SA1 Cl. 2A1
506	3.878%—02/25/2036[2]	459
		838
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£2,351	0.761%—06/12/2044[1]	3,093
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$3,855	0.589%—02/25/2037[1]	2,919
	Series 2001-21A Cl. 3A1
1,214	2.902%—04/25/2035[2]	1,194
		4,113
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
893	0.686%—07/19/2035[1]	867
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,352	2.873%—01/25/2037[2]	1,251
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.608%—06/15/2049[1,4]	2,560
	Series 2007-C31 Cl. A4
6,395	5.509%—04/15/2047	6,518

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2007-C33 Cl. A4
$5,551	6.147%—02/15/2051[2]	$ 5,719
		14,797
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
783	0.669%—04/25/2045[1]	735
	Series 2005-AR13 Cl. A1A1
373	0.729%—10/25/2045[1]	347
	Series 2006-AR11 Cl. 3A1A
3,111	1.297%—09/25/2046[1]	2,377
		3,459
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
5,812	2.887%—07/25/2036[2]	5,577
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $229,905)		248,154

CORPORATE BONDS & NOTES—25.6%
	Access Midstream Partners LP
8,000	4.875%—05/15/2023	7,350
	Ally Financial Inc.
25,600	5.500%—02/15/2017	26,194
	American Express Bank FSB
8,800	6.000%—09/13/2017	9,338
	American Express Centurion Bank MTN[6]
9,500	6.000%—09/13/2017	10,081
	Apple Inc.
2,700	2.850%—05/06/2021	2,839
	AT&T Inc.
15,000	2.800%—02/17/2021	15,359
5,000	3.600%—02/17/2023	5,229
5,000	4.450%—05/15/2021	5,501
		26,089
	AvalonBay Communities Inc. MTN[6]
4,400	3.450%—06/01/2025	4,580
	Banco Santander SA
€11,800	6.250%—09/11/2021[2,7]	11,786
	Bank of America Corp.
$12,700	1.187%—05/02/2017[2]	12,627
	Bank of America Corp. MTN[6]
18,300	1.694%—03/22/2018[2]	18,398
4,300	3.875%—08/01/2025	4,486
5,100	4.000%—04/01/2024	5,364
4,030	5.650%—05/01/2018	4,330
5,100	6.400%—08/28/2017	5,413
7,800	6.875%—04/25/2018	8,558
		46,549
	Bank of America NA
4,300	1.040%—05/08/2017[2]	4,296
	Bank of China Hong Kong Ltd.
800	5.550%—02/11/2020[4]	877
	Barclays Bank plc
1,700	7.750%—04/10/2023[2]	1,808
£3,600	14.000%—06/15/2019[2,7]	6,569
		8,377
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
	Barclays plc
€2,300	6.500%—09/15/2019[2,7]	$ 2,446
700	8.000%—12/15/2020[2,7]	803
		3,249
	Baxalta Inc.
$5,200	2.875%—06/23/2020[4]	5,205
	BB&T Corp. MTN[6]
19,500	1.494%—06/15/2018[2]	19,512
	BBVA Bancomer SA
5,700	6.500%—03/10/2021[4]	6,225
	Bear Stearns Companies LLC
4,300	6.400%—10/02/2017	4,595
	Blackstone Group LP
2,936	9.625%—03/19/2019[4,8]	2,899
	BM&F Bovespa SA
2,000	5.500%—07/16/2020[4]	2,062
	Boston Scientific Corp.
5,000	2.850%—05/15/2020	5,119
	Braskem Finance Ltd.
900	5.750%—04/15/2021[4]	874
	Burlington Northern Santa Fe LLC
4,000	3.000%—04/01/2025	4,154
	Cantor Fitzgerald LP
8,900	6.500%—06/17/2022[4,8]	9,232
	CIT Group Inc.
3,700	5.000%—05/15/2017	3,786
	Citigroup Inc.
3,500	1.700%—04/27/2018	3,503
4,000	3.700%—01/12/2026	4,134
		7,637
	Citigroup Inc. MTN[6]
€2,000	0.397%—05/31/2017[2]	2,290
	Credit Agricole SA
£3,900	7.500%—06/23/2026[2,7]	5,259
$3,100	7.875%—01/23/2024[2,7]	2,991
1,800	8.125%—09/19/2033[2]	1,982
		10,232
	Credit Suisse Group Funding Guernsey Ltd.
8,900	3.750%—03/26/2025	8,700
	Credit Suisse New York MTN[6]
8,900	1.125%—05/26/2017[2]	8,881
	CSN Islands XI Corp.
1,900	6.875%—09/21/2019[4]	1,294
	CVS Pass-Through Trust
628	6.943%—01/10/2030	744
	Depository Trust & Clearing Corp.
3,000	4.875%—06/15/2020[2,4,7]	3,007
	Discover Bank of Greenwood Delaware
2,900	2.600%—11/13/2018	2,930
	Dynegy Inc.
1,900	6.750%—11/01/2019	1,933
3,500	7.375%—11/01/2022	3,474
1,800	7.625%—11/01/2024	1,769
		7,176
	El Paso Corp.
3,300	7.000%—06/15/2017	3,450
	Energy Transfer Partners LP
8,800	4.150%—10/01/2020	8,704
1,400	4.650%—06/01/2021	1,393
		10,097

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
	ERP Operating LP
$5,500	3.375%—06/01/2025	$ 5,723
	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,283
2,200	5.125%—06/29/2020	2,473
		4,756
	FirstEnergy Corp.
5,840	4.250%—03/15/2023	6,116
	Ford Motor Credit Co. LLC
5,000	2.551%—10/05/2018	5,068
9,550	3.200%—01/15/2021	9,848
1,000	3.984%—06/15/2016	1,003
2,200	8.000%—12/15/2016	2,293
10,050	8.125%—01/15/2020	12,036
		30,248
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,854
800	3.200%—07/13/2020	816
3,000	4.750%—08/15/2017	3,117
1,400	6.750%—06/01/2018	1,530
		8,317
	Genesis Energy LP
5,000	5.625%—06/15/2024	4,550
	Goldman Sachs Group Inc. MTN[6]
1,500	1.260%—06/04/2017[2]	1,500
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,580
1,900	7.250%—10/20/2017[4]	2,002
		3,582
	HSBC Holdings plc
€3,900	6.000%—09/29/2023[2,7]	4,310
$5,700	6.375%—03/30/2025[2,7]	5,520
		9,830
	International Lease Finance Corp.
5,100	5.750%—05/15/2016	5,104
4,600	6.750%—09/01/2016[4]	4,667
		9,771
	JP Morgan Chase & Co.
8,200	2.250%—01/23/2020	8,260
4,500	2.550%—03/01/2021	4,566
7,000	2.750%—06/23/2020	7,172
10,000	3.900%—07/15/2025	10,598
		30,596
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,436
	Keane Group Holdings LLC
24,063	12.000%—08/08/2019[8]	21,637 [x]
	Kinder Morgan Inc.
4,700	5.000%—02/15/2021[4]	4,871
	Leaseplan Corp. NV
7,300	2.875%—01/22/2019[4]	7,271
	Lockheed Martin Corp.
7,500	2.500%—11/23/2020	7,720
	Mizuho Bank Ltd.
1,000	1.080%—09/25/2017[2,4]	998
	Morgan Stanley MTN[6]
13,000	1.083%—10/18/2016[2]	13,011
11,700	1.918%—04/25/2018[2]	11,843
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
$1,700	2.125%—04/25/2018	$ 1,716
8,608	5.625%—09/23/2019	9,588
		36,158
	MSCI Inc.
4,250	5.250%—11/15/2024[4]	4,457
	Murray Street Investment Trust I
7,000	4.647%—03/09/2017[9]	7,208
	Novo Banco SA MTN[6]
€3,500	4.750%—01/15/2018	1,052
	Odebrecht Drilling Norbe VIII/IX Ltd.
$5,024	6.350%—06/30/2022[4]	1,105
	Odebrecht Offshore Drilling Finance Ltd.
3,519	6.625%—10/01/2023[4]	457
176	6.750%—10/01/2023[4]	25
		482
	OneMain Financial Holdings Inc.
1,600	6.750%—12/15/2019[4]	1,642
1,500	7.250%—12/15/2021[4]	1,568
		3,210
	Owens Corning
9,300	4.200%—12/01/2024	9,569
	Petrobras Global Finance BV
1,200	2.000%—05/20/2016	1,199
1,400	2.238%—05/20/2016[2]	1,397
400	2.768%—01/15/2019[2]	351
7,800	3.002%—03/17/2017[2]	7,636
3,500	3.500%—02/06/2017	3,477
1,300	3.522%—03/17/2020[2]	1,072
2,200	4.375%—05/20/2023	1,727
400	4.875%—03/17/2020	355
3,200	5.375%—01/27/2021	2,852
1,600	5.750%—01/20/2020	1,477
600	6.125%—10/06/2016	607
		22,150
	Piper Jaffray Cos.
2,000	5.060%—10/09/2018[4,8]	2,041
	Principal Life Global Funding II
23,400	1.200%—05/19/2017[4]	23,383
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
700	5.838%—09/30/2027[4]	772
	Rio Oil Finance Trust
1,683	9.250%—07/06/2024[4]	1,163
8,500	9.750%—01/06/2027[4]	5,483
		6,646
	Rockies Express Pipeline LLC
3,000	5.625%—04/15/2020[4]	2,993
	Rohm and Haas Co.
717	6.000%—09/15/2017	759
	Royal Bank of Scotland plc MTN[6]
8,630	9.500%—03/16/2022[2]	9,150
	Schaeffler Holding Finance BV
€3,400	5.750%—11/15/2021	4,181
$3,100	6.250%—11/15/2019[4]	3,240
		7,421
	Shell International Finance BV
3,200	4.375%—05/11/2045	3,424
	Simon Property Group LP
6,000	2.500%—09/01/2020	6,148

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Société Générale SA
	$5,000	4.250%—04/14/2025[4]	$ 4,928
	13,000	8.000%—09/29/2025[2,4,7]	12,902
			17,830
		Sumitomo Mitsui Financial Group Inc.
	6,900	2.316%—03/09/2021[2]	7,032
		UBS AG MTN[6]
	5,100	1.195%—06/01/2017[2]	5,102
	1,800	1.485%—06/01/2020[2]	1,798
			6,900
		UBS Group Funding Jersey Ltd.
	8,500	3.000%—04/15/2021[4,8]	8,536
		UniCredit SpA
	4,930	8.000%—06/03/2024[2,7]	4,146
		UniCredit SpA MTN[6]
	€2,200	6.750%—09/10/2021[2,7]	2,134
		United Airlines Inc.
	$483	10.400%—05/01/2018	502
		Verizon Communications Inc.
	2,900	2.382%—09/14/2018[2]	2,978
	500	3.000%—11/01/2021	518
	5,300	3.650%—09/14/2018	5,585
	3,700	5.150%—09/15/2023	4,263
			13,344
		Volkswagen Group of America Finance LLC
	1,700	1.650%—05/22/2018[4]	1,685
		Wells Fargo & Co.
	700	2.500%—03/04/2021	711
	17,800	7.980%—03/15/2018[2,7]	18,534
			19,245
		Wells Fargo & Co. MTN[6]
	4,300	2.550%—12/07/2020	4,392
TOTAL CORPORATE BONDS & NOTES
(Cost $707,895)			703,129

FOREIGN GOVERNMENT OBLIGATIONS—2.6%
		Argentine Republic Government International Bond
	500	6.250%—04/22/2019[4,8]	520
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[4]	2,675
		Export-Import Bank of Korea
	$2,800	2.625%—12/30/2020	2,870
		Hellenic Railways Organization SA
	€3,500	5.014%—12/27/2017[8]	3,632
		Mexican Bonos
MEX$	423,600	8.000%—06/11/2020	27,288
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,130
CAD$	5,600	3.150%—06/02/2022	4,831
	$3,800	4.000%—10/07/2019	4,106
	2,300	4.400%—04/14/2020	2,541
			17,608
		Province of Quebec Canada
	900	3.500%—07/29/2020	968
FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
CAD$	3,800	3.500%—12/01/2022	$ 3,347
	13,900	4.250%—12/01/2021	12,634
			16,949
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $77,307)			71,542

MORTGAGE PASS-THROUGH—40.0%
		Federal Home Loan Mortgage Corp.
	$81	2.500%—08/01/2035[1]	86
	16	2.605%—06/01/2024[1]	16
	667	4.500%—08/01/2040-09/01/2041	727
	1,919	5.500%—02/01/2038-07/01/2038	2,167
	7,068	6.000%—07/01/2016-05/01/2040	8,055
			11,051
		Federal Home Loan Mortgage Corp. REMIC[5]
	39	0.883%—11/15/2030[1]	40
	88	8.000%—08/15/2022	98
	14	9.000%—12/15/2020	15
			153
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	166	1.550%—02/25/2045[1]	175
		Series E3 Cl. A
	230	2.994%—08/15/2032[2]	240
			415
		Federal Home Loan Mortgage Corp. TBA[10]
	38,000	3.500%—06/13/2046	39,719
	14,000	4.000%—05/12/2046	14,948
	28,000	4.500%—05/12/2046	30,454
			85,121
		Federal Housing Authority Project
	6	7.400%—02/01/2021[8]	6 [y]
		Federal National Mortgage Association
	333	1.776%—10/01/2040[1]	342
	5,300	2.310%—08/01/2022	5,415
	124	2.410%—05/01/2035[1]	131
	11,277	2.475%—04/01/2019	11,603
	1,855	2.482%—08/01/2035[1]	1,965
	2,047	2.489%—06/01/2035[1]	2,159
	6,000	2.870%—09/01/2027	6,080
	2,238	3.000%—02/01/2021-11/01/2025	2,340
	461	3.330%—11/01/2021	493
	227	3.500%—03/01/2026-05/01/2027	240
	20,547	4.000%—04/01/2018-10/01/2031	21,765
	17,648	4.500%—01/01/2018-10/01/2042	18,924
	11	4.500%—02/01/2026[2]	12
	11,014	5.000%—12/01/2022-07/01/2044	12,229
	54,077	5.500%—02/01/2023-12/01/2043	60,955
	21,041	6.000%—07/01/2016-09/01/2040	24,063
		Series 2003-W1 Cl. 1A1
	245	5.792%—12/25/2042[2]	278
			168,994
		Federal National Mortgage Association REMIC[5]
		Series 2006-5 Cl. 3A2
	160	2.537%—05/25/2035[2]	169
		Series 2011-98 Cl. ZL
	65,510	3.500%—10/25/2041	67,809

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Series 2003-25 Cl. KP
$858	5.000%—04/25/2033	$ 945
		68,923
	Federal National Mortgage Association TBA[10]
59,000	3.000%—05/12/2046-06/13/2046	60,373
208,000	3.500%—05/18/2031-06/13/2046	218,153
287,000	4.000%—05/12/2046-06/13/2046	306,463
69,000	4.500%—06/13/2046	75,067
		660,056
	Government National Mortgage Association
29,919	5.000%—08/15/2033-07/15/2041	33,239
	Government National Mortgage Association II
33	1.750%—05/20/2024[1]	33
94	1.875%—09/20/2023-07/20/2027[1]	98
755	2.000%—03/20/2017-02/20/2032[1]	781
27	2.500%—12/20/2024[1]	27
		939
	Government National Mortgage Association II TBA[10]
27,000	3.500%—05/23/2046	28,514
	Government National Mortgage Association TBA[10]
2,000	3.000%—05/23/2046	2,067
4,000	3.500%—05/23/2046-06/21/2046	4,220
27,000	4.000%—05/23/2046-06/21/2046	28,816
7,000	5.000%—05/23/2046	7,714
		42,817
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,086,621)		1,100,228

MUNICIPAL BONDS—2.7%
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,725
	California State University
3,900	6.434%—11/01/2030	5,064
	Chicago Transit Authority
240	6.300%—12/01/2021	254
7,200	6.899%—12/01/2040	8,850
		9,104
	City of Chicago, IL
5,800	7.750%—01/01/2042	5,771
	Clark County Nevada
4,000	6.350%—07/01/2029	4,507
	Denver Public Schools
10,000	7.017%—12/15/2037	13,943
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,447
	Public Power Generation Agency
600	7.242%—01/01/2041	738
	State of California
7,800	7.500%—04/01/2034	11,630
5,000	7.950%—03/01/2036	6,047
		17,677
MUNICIPAL BONDS—Continued
Principal Amount		Value
	University of California
$12,270	4.858%—05/15/2112	$ 12,911
TOTAL MUNICIPAL BONDS
(Cost $60,624)		74,887

PREFERRED STOCKS—0.1%
(Cost $1,928)
Shares
DIVERSIFIED FINANCIAL SERVICES—0.1%
80,000	Citigroup Capital XIII	2,092

PURCHASED OPTIONS—0.1%
No. of Contracts
	Interest Rate Swap Option 1 year
240,000,000	1.150%—07/05/20168	10
1,114,100,000	1.250%—07/05/20168	13
		23
	Interest Rate Swap Option 2 year
40,700,000	2.100%—01/30/20188	716
	Interest Rate Swap Option 10 year
60,600,000	2.580%—05/12/2016-05/23/20168	—
	Interest Rate Swap Option 30 year
16,600,000	2.910%—08/20/20188	814
6,000,000	2.930%—08/20/20188	284
5,300,000	2.940%—08/20/20188	248
		1,346
	U.S. Treasury Notes Future 5 year
685,000	$111.50—05/20/2016	—
412,000	$111.75—05/20/2016	—
8,779,000	$112.50—05/20/2016	—
		—
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $5,719)		2,085

RIGHTS/WARRANTS— 0.0%
(Cost $15)
Shares
AUTOMOBILES— 0.0%
36,000	General Motors Co. Escrow[8]	— [z]

U.S. GOVERNMENT OBLIGATIONS—41.4%
Principal Amount
	U.S. Treasury Bonds
$56,100	2.500%—02/15/2045-02/15/2046	54,171
71,400	2.750%—08/15/2042-11/15/2042	73,160
56,200	2.875%—05/15/2043-08/15/2045	58,642

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$65,230	3.000%—05/15/2042-05/15/2045	$ 69,970
111,400	3.125%—02/15/2042-08/15/2044	122,225
45,500	3.375%—05/15/2044	52,280
5,400	4.250%—05/15/2039	7,094
20,000	4.375%—11/15/2039-05/15/2040	26,735
12,000	4.625%—02/15/2040	16,599
		480,876
	U.S. Treasury Inflation Indexed Bonds[11]
13,972	0.125%—04/15/2020[12]	14,262
14,847	0.125%—07/15/2022	15,129
8,799	0.375%—07/15/2025	9,028
3,787	0.625%—07/15/2021	3,979
15,021	0.750%—02/15/2042-02/15/2045	14,614
2,502	1.000%—02/15/2046	2,619
7,610	1.250%—07/15/2020[12]	8,176
2,238	1.375%—02/15/2044	2,516
93,372	1.750%—01/15/2028	108,753
72,155	2.000%—01/15/2026	84,748
151,205	2.375%—01/15/2025-01/15/2027	182,519
442	2.500%—01/15/2029	557
1,319	3.625%—04/15/2028	1,823
8,654	3.875%—04/15/2029	12,433
		461,156
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[12]	16,953
41,000	1.750%—09/30/2022[12]	41,509
8,800	2.000%—08/31/2021-10/31/2021[12]	9,079
87,700	2.250%—11/15/2024	91,199
4,800	2.375%—08/15/2024	5,041
25,000	2.500%—05/15/2024[12]	26,513
5,900	2.750%—02/15/2024[12]	6,367
		196,661
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,109,587)		1,138,693

SHORT-TERM INVESTMENTS—1.6%
Principal Amount		Value
COMMERCIAL PAPER—0.6%
	ENI Finance USA Inc.
$17,600	1.280%—06/02/2016-06/03/2016[13]	$ 17,580
REPURCHASE AGREEMENTS—1.0%
12,000	Repurchase Agreement with Deutsche Bank dated April 29, 2016 due May 02, 2016 at 0.420% collateralized by U.S. Treasury Inflation Indexed Bonds (value $12,260)	12,000
14,430	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $14,720)	14,430
		26,430
U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
946	0.181%—05/19/2016[12,13]	946
TOTAL SHORT-TERM INVESTMENTS
(Cost $44,956)		44,956
TOTAL INVESTMENTS—129.1%
(Cost $3,486,420)		3,552,050
CASH AND OTHER ASSETS, LESS LIABILITIES—(29.1)%		(801,082)
TOTAL NET ASSETS—100.0%		$2,750,968

FUTURES CONTRACTS OPEN AT APRIL 30, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Sell)	280	CAD$ 28,000	06/21/2016	$ 645
Euro-Bund Futures (Sell)	126	€ 12,600	06/08/2016	31
Eurodollar Futures-CME 90 day (Sell)	1,223	£ 152,875	06/20/2018	491
United Kingdom GILT Futures 90 day (Sell)	8	800	06/28/2016	15
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	141	17,625	09/20/2017	(87)
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	1,599	199,875	03/21/2018	584
Eurodollar Futures-CME 90 day (Sell)	2,635	$ 658,750	03/13/2017	428
Eurodollar Futures-CME 90 day (Sell)	1,305	326,250	09/18/2017	294
Eurodollar Futures-CME 90 day (Sell)	1,021	255,250	12/18/2017	255
Eurodollar Futures-CME 90 day (Sell)	2,092	523,000	03/19/2018	575
Eurodollar Futures-CME 90 day (Sell)	1,022	255,500	06/18/2018	294
Eurodollar Futures-CME 90 day (Sell)	344	86,000	09/17/2018	(120)
Eurodollar Futures-CME 90 day (Sell)	283	70,750	12/17/2018	(82)
U.S. Treasury Bond Futures 30 year (Buy)	1,238	123,800	06/21/2016	(2,957)
U.S. Treasury Note Futures 5 year (Buy)	9,130	913,000	06/30/2016	(5,279)
U.S. Treasury Note Futures 10 year (Sell)	1,995	199,500	06/21/2016	785
Total Futures Contracts				$(4,128)

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Put)	CME Group	23	€ 158.50	05/26/2016	$ 3	$ (3)
Euro-Bund Futures (Put)	CME Group	337	161.00	05/26/2016	151	(208)
Euro-Bund Futures (Put)	CME Group	303	161.50	05/26/2016	147	(250)
Total Written Options that Require Periodic Settlement of Variation Margin					$301	$(461)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts	Strike Index/Rate/ Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	14,100,000	215.949 [j]	03/12/2020	$ 119	$ (2)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	33,900,000	216.687 [j]	04/07/2020	302	(5)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	15,100,000	217.970 [j]	09/29/2020	195	(3)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	5,100,000	215.949 [j]	03/10/2020	38	(1)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	15,600,000	218.011 [j]	10/13/2020	153	(4)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.100%	01/30/2018	212	(236)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.600	01/30/2018	368	(438)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	172,800,000	2.500	05/12/2016	582	—
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	402,200,000	2.500	05/23/2016	1,257	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	49,600,000	2.800	08/20/2018	1,155	(354)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	72,800,000	2.800	08/20/2018	1,625	(519)
Interest Rate Swap Option 10 year (Call)	BNP Paribas SA	5,700,000	0.400	06/14/2016	20	(3)
Interest Rate Swap Option 10 year (Put)	BNP Paribas SA	5,700,000	0.900	06/14/2016	25	(10)
Interest Rate Swap Option 10 year (Call)	Citibank NA	9,900,000	0.450	06/15/2016	34	(10)
Interest Rate Swap Option 10 year (Put)	Citibank NA	9,900,000	0.950	06/15/2016	40	(12)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	2,200,000	0.450	06/15/2016	9	(2)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	2,200,000	0.950	06/15/2016	8	(3)
Currency Option Euro vs. U.S. Dollar (Call)	JP Morgan Chase Bank NA	17,300,000	€ 1.13	05/04/2016	124	(327)
Currency Option U.S. Dollar vs. Brazilian Real[8] (Call)	Credit Suisse International	7,900,000	$ 6.30	01/11/2018	421	(162)
Currency Option U.S. Dollar vs. Mexican Peso[8] (Call)	Goldman Sachs Bank USA	1,000,000	18.55	05/13/2016	10	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	24,200,000	18.25	05/05/2016	233	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	JP Morgan Chase Bank NA	9,600,000	18.30	05/05/2016	117	—
Currency Option U.S. Dollar vs. Mexican Peso[8] (Call)	JP Morgan Chase Bank NA	6,900,000	18.40	06/09/2016	87	(14)
Currency Option U.S. Dollar vs. Russian Ruble[8] (Call)	HSBC Bank USA NA	6,500,000	87.00	12/08/2016	279	(93)
Total Written Options Not Settled Through Variation Margin					$7,413	$(2,198)
Total Written Options					$7,714	$(2,659)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Citibank NA	$ 7,584	$ 7,599	05/13/2016	$ (15)
Australian Dollar (Buy)	Citibank NA	2,404	2,382	05/13/2016	22
Australian Dollar (Buy)	Goldman Sachs Bank USA	9,551	9,570	05/13/2016	(19)
Australian Dollar (Sell)	Citibank NA	4,064	3,753	05/13/2016	(311)
Australian Dollar (Sell)	JP Morgan Chase Bank NA	5,908	5,865	05/13/2016	(43)
Australian Dollar (Sell)	JP Morgan Chase Bank NA	10,592	10,596	05/13/2016	4
Brazilian Real (Buy)	JP Morgan Chase Bank	412	480	01/03/2018	(68)
Brazilian Real (Sell)	BNP Paribas SA	413	484	01/03/2018	71
British Pound Sterling (Buy)	Citibank NA	1,265	1,245	05/03/2016	20
British Pound Sterling (Buy)	Goldman Sachs Bank USA	23,199	23,162	05/03/2016	37
British Pound Sterling (Sell)	Citibank NA	12,071	11,901	05/03/2016	(170)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	39,852	38,950	05/03/2016	(902)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	20,017	19,680	05/03/2016	(337)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	47,478	47,402	06/02/2016	(76)
Canadian Dollar (Buy)	Citibank NA	32,841	32,499	05/03/2016	342
Canadian Dollar (Buy)	JP Morgan Chase Bank NA	8,224	8,092	05/03/2016	132
Canadian Dollar (Buy)	UBS AG	3,311	3,278	05/03/2016	33
Canadian Dollar (Sell)	Citibank NA	27,283	25,983	05/03/2016	(1,300)
Canadian Dollar (Sell)	Citibank NA	21,893	21,861	06/02/2016	(32)
Canadian Dollar (Sell)	HSBC Bank USA	172	168	05/03/2016	(4)

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	$ 16,922	$ 16,490	05/03/2016	$ (432)
Chinese Yuan (Buy)	BNP Paribas SA	13,687	13,146	09/14/2016	541
Chinese Yuan (Buy)	BNP Paribas SA	7,352	7,080	10/11/2016	272
Chinese Yuan (Buy)	BNP Paribas SA	972	935	12/05/2016	37
Chinese Yuan (Buy)	BNP Paribas SA	7,743	7,442	12/07/2016	301
Chinese Yuan (Buy)	Deutsche Bank AG	4,021	3,864	09/26/2016	157
Chinese Yuan (Buy)	Deutsche Bank AG	857	839	10/11/2016	18
Chinese Yuan (Buy)	Deutsche Bank AG	8,388	8,090	12/05/2016	298
Chinese Yuan (Buy)	Goldman Sachs Bank USA	28,249	27,083	10/11/2016	1,166
Chinese Yuan (Buy)	JP Morgan Chase Bank	5,404	5,435	09/14/2016	(31)
Chinese Yuan (Buy)	JP Morgan Chase Bank	11,580	11,139	09/30/2016	441
Chinese Yuan (Buy)	UBS AG	4,212	4,029	09/26/2016	183
Chinese Yuan (Sell)	BNP Paribas SA	13,101	12,793	09/14/2016	(308)
Chinese Yuan (Sell)	BNP Paribas SA	8,749	8,424	10/11/2016	(325)
Chinese Yuan (Sell)	Goldman Sachs Bank USA	8,233	7,934	09/26/2016	(299)
Chinese Yuan (Sell)	HSBC Bank USA	22,062	21,995	10/11/2016	(67)
Chinese Yuan (Sell)	HSBC Bank USA	7,743	7,654	12/07/2016	(89)
Chinese Yuan (Sell)	JP Morgan Chase Bank	11,581	11,541	09/30/2016	(40)
Chinese Yuan (Sell)	JP Morgan Chase Bank	4,320	4,160	10/11/2016	(160)
Chinese Yuan (Sell)	JP Morgan Chase Bank	4,728	4,732	10/11/2016	4
Chinese Yuan (Sell)	JP Morgan Chase Bank	9,361	9,235	12/05/2016	(126)
Chinese Yuan (Sell)	UBS AG	5,991	5,950	09/14/2016	(41)
Euro Currency (Buy)	Citibank NA	24,418	24,177	05/13/2016	241
Euro Currency (Buy)	Deutsche Bank AG	15,601	15,411	05/13/2016	190
Euro Currency (Buy)	Deutsche Bank AG	14,485	17,075	06/13/2016	(2,590)
Euro Currency (Buy)	Goldman Sachs Bank USA	7,634	7,434	05/13/2016	200
Euro Currency (Buy)	JP Morgan Chase Bank NA	50,222	49,791	05/13/2016	431
Euro Currency (Buy)	UBS AG	29,160	28,917	05/13/2016	243
Euro Currency (Sell)	Barclays Bank plc	22,521	26,995	06/27/2016	4,474
Euro Currency (Sell)	Citibank NA	58,632	56,642	05/13/2016	(1,990)
Euro Currency (Sell)	Deutsche Bank AG	28,935	34,552	06/13/2016	5,617
Euro Currency (Sell)	Goldman Sachs Bank USA	27,637	26,744	05/13/2016	(893)
Euro Currency (Sell)	JP Morgan Chase Bank NA	33,425	32,594	05/13/2016	(831)
Indian Rupee (Buy)	Citibank NA	322	315	05/24/2016	7
Japanese Yen (Buy)	Citibank NA	11,801	11,151	05/13/2016	650
Japanese Yen (Buy)	Goldman Sachs Bank USA	38,248	37,577	05/13/2016	671
Japanese Yen (Buy)	HSBC Bank USA	10,644	10,066	05/13/2016	578
Japanese Yen (Buy)	JP Morgan Chase Bank NA	106,676	101,840	05/13/2016	4,836
Japanese Yen (Buy)	UBS AG	53,262	50,461	05/13/2016	2,801
Japanese Yen (Sell)	Citibank NA	52,725	50,388	05/13/2016	(2,337)
Japanese Yen (Sell)	Goldman Sachs Bank USA	159,429	151,847	05/13/2016	(7,582)
Japanese Yen (Sell)	JP Morgan Chase Bank NA	64,160	61,289	05/13/2016	(2,871)
Malaysian Ringgit (Buy)	Barclays Capital	2,579	2,378	05/24/2016	201
Malaysian Ringgit (Buy)	Citibank NA	6,447	5,930	05/24/2016	517
Malaysian Ringgit (Buy)	Deutsche Bank AG	8,749	8,014	05/24/2016	735
Malaysian Ringgit (Buy)	HSBC Bank USA	10,471	9,376	05/24/2016	1,095
Malaysian Ringgit (Buy)	JP Morgan Chase Bank	4,149	3,894	05/24/2016	255
Malaysian Ringgit (Buy)	Société Générale	2,942	2,698	05/24/2016	244
Malaysian Ringgit (Buy)	UBS AG	12,437	11,444	05/24/2016	993
Malaysian Ringgit (Sell)	BNP Paribas SA	13,731	12,364	05/24/2016	(1,367)
Malaysian Ringgit (Sell)	Citibank NA	6,638	5,899	05/24/2016	(739)
Malaysian Ringgit (Sell)	HSBC Bank USA	10,308	9,404	05/24/2016	(904)
Malaysian Ringgit (Sell)	Société Générale	6,990	7,004	05/24/2016	14
Malaysian Ringgit (Sell)	UBS AG	17,369	16,144	05/24/2016	(1,225)
Mexican Peso (Buy)	Barclays Bank plc	7,841	7,699	05/20/2016	142
Mexican Peso (Buy)	BNP Paribas SA	1,477	1,466	05/20/2016	11
Mexican Peso (Buy)	Citibank NA	699	690	05/20/2016	9
Mexican Peso (Buy)	JP Morgan Chase Bank NA	30,108	29,148	05/20/2016	960
Mexican Peso (Buy)	Société Générale	2,040	1,965	05/20/2016	75
Mexican Peso (Sell)	Barclays Bank plc	14,367	14,185	05/20/2016	(182)
Mexican Peso (Sell)	BNP Paribas SA	12,050	11,522	05/20/2016	(528)
Mexican Peso (Sell)	Citibank NA	36,563	35,848	05/20/2016	(715)
Mexican Peso (Sell)	Credit Suisse International	12,385	12,027	05/20/2016	(358)
Mexican Peso (Sell)	Goldman Sachs Bank USA	998	984	05/20/2016	(14)
Mexican Peso (Sell)	Royal Bank of Scotland plc	955	939	05/24/2016	(16)
Russian Ruble (Buy)	JP Morgan Chase Bank	19,520	18,603	06/15/2016	917

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Russian Ruble (Buy)	UBS AG	$ 21,401	$ 20,951	05/18/2016	$ 450
Russian Ruble (Sell)	HSBC Bank USA	11,604	10,017	05/18/2016	(1,587)
Russian Ruble (Sell)	JP Morgan Chase Bank	6,031	5,093	05/18/2016	(938)
Russian Ruble (Sell)	Société Générale	3,765	3,417	05/18/2016	(348)
Russian Ruble (Sell)	UBS AG	21,100	20,640	07/15/2016	(460)
Singapore Dollar (Sell)	JP Morgan Chase Bank NA	20,651	20,687	05/24/2016	36
South Korean Won (Buy)	Citibank NA	753	716	05/24/2016	37
South Korean Won (Buy)	HSBC Bank USA	266	254	05/24/2016	12
South Korean Won (Buy)	JP Morgan Chase Bank	4,616	4,386	05/24/2016	230
South Korean Won (Sell)	Barclays Capital	2,154	2,045	05/24/2016	(109)
South Korean Won (Sell)	Citibank NA	5,485	5,531	05/24/2016	46
South Korean Won (Sell)	Deutsche Bank AG	10,059	10,090	05/24/2016	31
South Korean Won (Sell)	Goldman Sachs Bank USA	5,633	5,650	05/24/2016	17
South Korean Won (Sell)	HSBC Bank USA	5,454	5,446	05/24/2016	(8)
South Korean Won (Sell)	HSBC Bank USA	4,885	4,909	05/24/2016	24
South Korean Won (Sell)	JP Morgan Chase Bank	3,498	3,302	05/24/2016	(196)
Swiss Franc (Sell)	Citibank NA	118	117	05/13/2016	(1)
Taiwan Dollar (Buy)	Barclays Capital	3,671	3,515	05/24/2016	156
Taiwan Dollar (Buy)	Citibank NA	4,661	4,486	05/24/2016	175
Taiwan Dollar (Buy)	Credit Suisse International	914	891	05/24/2016	23
Taiwan Dollar (Buy)	JP Morgan Chase Bank	3,741	3,617	05/24/2016	124
Taiwan Dollar (Sell)	Deutsche Bank AG	1,306	1,251	05/24/2016	(55)
Taiwan Dollar (Sell)	Goldman Sachs Bank USA	4,200	4,036	05/24/2016	(164)
Taiwan Dollar (Sell)	HSBC Bank USA	6,272	6,048	05/24/2016	(224)
Taiwan Dollar (Sell)	JP Morgan Chase Bank	1,510	1,452	05/24/2016	(58)
Total Forward Currency Contracts					$(1,938)

SWAP AGREEMENTS OPEN AT APRIL 30, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.700%	12/19/2024	CAD$ 6,500	$ (204)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	12/16/2017	£ 87,100	(459)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.000	06/15/2018	30,400	(278)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.000	09/21/2018	96,200	(14)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.250	09/21/2018	50,200	(37)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	09/21/2018	11,700	(123)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.140	06/09/2016	MEX$ 1,609,000	(5)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.150	06/14/2016	308,000	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.060	08/24/2016	3,755,300	(450)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.390	07/28/2017	266,800	(65)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019	144,000	(29)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.010	10/10/2019	41,000	8
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.270	02/05/2020	864,800	226
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.620	06/02/2020	181,400	49
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.540	06/11/2020	116,400	28
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.310	10/22/2020	126,200	1
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.370	02/19/2021	42,200	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021	213,600	92
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	07/07/2021	30,800	17
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.570	10/08/2021	108,200	75
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	10/08/2021	—	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.430	11/17/2021	1,158,500	859
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.800	12/10/2021	100	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.850	12/21/2021	80,600	52
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.380	01/07/2022	120,500	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.940	07/13/2022	4,200	3
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.830	01/12/2023	348,500	(16)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.530	06/05/2025	213,600	227
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	06/15/2019	$ 222,300	267

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000%	12/16/2019	$ 46,700	$ (907)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	138,000	(3,315)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	06/15/2021	89,300	(44)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	17,500	677
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	222,000	(7,457)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	08/05/2025	37,900	(2,096)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	9,500	(439)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	65,200	(2,911)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	280,900	(30,923)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	06/15/2046	19,200	(818)
CME Group	Federal Funds Effective Rate U.S.	Pay	0.500	06/17/2016	46,600	(11)
Interest Rate Swaps						$(48,025)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Mexico Interbank TIIE 28 Day	Pay	6.920%	11/28/2029	MEX$ 300	$ 1
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023	15,300	38
Interest Rate Swaps						$39
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON CURRENCY
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Bank USA	Volatility swap on U.S. Dollar vs. Brazilian Real[8]	Pay	$ 0.230	07/06/2016	$ 10	$ 29
Goldman Sachs Bank USA	Volatility swap on U.S. Dollar vs. Brazilian Real[8]	Pay	0.230	07/08/2016	10	35
Goldman Sachs Bank USA	Volatility swap on U.S. Dollar vs. Brazilian Real[8]	Pay	0.220	07/13/2016	30	80
Variance Swaps on Indices						$144
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	TESCO plc 6.000% due 12/14/2029	Sell	1.000%	12/20/2020	2.315%	$(327)	$(483)	€ 5,000	$156
BNP Paribas SA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000	12/20/2017	0.613	18	(42)	2,100	60
Citibank NA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000	03/20/2017	0.445	54	94	7,700	(40)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.266	10	38	$ 2,400	(28)
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.611	44	(81)	25,800	125
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.611	26	(44)	15,200	70
Morgan Stanley Capital Services LLC	Markit CMBX North America AAA Indices	Sell	0.080	12/13/2049	0.000	(51)	(99)	14,332	48
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	1.000	06/20/2021	1.242	(61)	(97)	5,700	36
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	01/17/2047	0.000	(284)	(538)	10,700	254

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000%	12/20/2020	1.109%	$(12)	$ 5	$ 3,300	$ (17)
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2018	0.608	147	186	14,100	(39)
Barclays Bank plc	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.138	(172)	(127)	900	(45)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	06/20/2018	6.000	(89)	(130)	900	41
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.138	(248)	(140)	1,300	(108)
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	03/20/2020	7.260	(41)	(36)	200	(5)
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.138	(401)	(237)	2,100	(164)
Morgan Stanley Capital Services LLC	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.138	(210)	(102)	1,100	(108)
Citibank NA	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	10.283	(244)	88	1,700	(332)
Goldman Sachs International	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	10.283	(187)	69	1,300	(256)
Citibank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.915	38	31	8,000	7
JP Morgan Chase Bank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	06/20/2017	0.425	8	15	1,000	(7)
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.351	124	11	59,600	113
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.351	2	3	600	(1)
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.351	4	6	1,000	(2)
Credit Default Swaps									$ (242)
Total Swaps									$(48,084)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2016
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 26,000	Federal National Mortgage Association TBA[10]	$29,647	$(29,634)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 153,895	$ —	$ 153,895
Bank Loan Obligations	—	12,389	—	12,389
Collateralized Mortgage Obligations	—	248,154	—	248,154
Corporate Bonds & Notes	—	681,492	21,637	703,129
Foreign Government Obligations	—	71,542	—	71,542
Mortgage Pass-Through	—	1,100,222	6	1,100,228
Municipal Bonds	—	74,887	—	74,887
Preferred Stocks	2,092	—	—	2,092
Purchased Options	—	2,085	—	2,085
Rights/Warrants	—	—	—	—
U.S. Government Obligations	—	1,138,693	—	1,138,693

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Commercial Paper	$ —	$ 17,580	$ —	$ 17,580
Repurchase Agreements	—	26,430	—	26,430
U.S. Government Obligations	—	946	—	946
Total Investments in Securities	$ 2,092	$3,528,315	$21,643	$3,552,050
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 32,547	$ —	$ 32,547
Futures Contracts	4,397	—	—	4,397
Swap Agreements	—	3,674	—	3,674
Total Financial Derivative Instruments - Assets	$ 4,397	$ 36,221	$ —	$ 40,618
Liability Category
Fixed Income Investments Sold Short	$ —	$ (29,634)	$ —	$ (29,634)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (34,485)	$ —	$ (34,485)
Futures Contracts	(8,525)	—	—	(8,525)
Swap Agreements	—	(51,758)	—	(51,758)
Written Options	(461)	(2,198)	—	(2,659)
Total Financial Derivative Instruments - Liabilities	$(8,986)	$ (88,441)	$ —	$ (97,427)
Total Investments	$(2,497)	$3,446,461	$21,643	$3,465,607

The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2016[w] (000s)
Corporate Bonds & Notes	$24,607	$132	$ (313)	$ (5)	$ 6	$109	$—	$(2,899) [h]	$21,637
Mortgage Pass-Through	1,473	—	(1,469)	—	(8)	10	—	—	6
Rights/Warrants	—	—	—	—	—	—	—	—	—
	$26,080	$132	$(1,782)	$ (5)	$ (2)	$119	$—	$(2,899)	$21,643
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Keane Group Holdings LLC 12.000%—08/08/2019[8]	$ 21,637	Benchmark Pricing	Base Price Plus Spread	$ 89.92
Mortgage Pass-Through
Federal Housing Authority Project 7.400%—02/01/2021[8]	$ 6	Benchmark Pricing	Base Price	98.20
Rights/Warrants
General Motors Co. Escrow[8]	$ —	Cash Available in Relation to Claims	Estimated Recovery Value	0.00
	$ 21,643
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2016.
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Government Obligations	$0	($5,243)	$0	$0	($5,243)

Harbor Bond Fund
Portfolio of Investments—Continued

1		Floating rate security, the stated rate represents the rate in effect at April 30, 2016.
2		Variable rate security, the stated rate represents the rate in effect at April 30, 2016.
3		CLO after the name of a security stands for Collateralized Loan Obligation.
4		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $193,787 (in 000s) or 7% of net assets.
5		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
6		MTN after the name of a security stands for Medium Term Note.
7		Perpetuity bond, the maturity date represents the next callable date.
8		Security has been deemed illiquid at April 30, 2016.
9		Step coupon security, the stated rate represents the rate in effect at April 30, 2016.
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2016. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
12		At April 30, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $61,807 (in 000s) or 2% of net assets.
13		Coupon represents a weighted average yield to maturity.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
g		At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
h		Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.
j		Amount represents Index Value.
w		The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2016 (000s)
	Corporate Bonds & Notes	$(1,944)
	Mortgage Pass-Through	1
	Rights/Warrants	(15)
$(1,958)
x		Fair valued by subadviser in accordance with Harbor Funds Valuation Procedures using credit spreads from other actively traded securities with similar terms,which is a Level 3 input.
y		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
z		Fair Valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value which is a Level 3 input.
£		British Pound
CAD$		Canadian Dollar
€		Euro
MEX$		Mexican Peso
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
Maximize real return, consistent with preservation of real capital
Principal Style Characteristics
Inflation-indexed fixed income securities
Mihir P. Worah

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the six-month period ended April 30, 2016, uncertainty around China, commodities, and central bank effectiveness spurred market volatility and continued to impact fixed income markets.
The end of 2015 brought some relief to markets as economic fundamentals strengthened and sentiment stabilized. Positive U.S. economic indicators allowed the Federal Reserve (Fed) to begin reducing monetary accommodation – the Fed lifted the policy rate by 0.25% in a unanimous vote in December. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. U.S. economic indicators continued to suggest a healthy pace of growth in the first part of 2016 as we saw continued signs of labor market strength as well as higher core inflation. However, concerns about global influences and financial conditions kept the Fed on hold at its March meeting with the statement and press conference suggesting a dovish tilt.
In the euro-zone, weak inflation and tighter global financial conditions prompted the European Central Bank (ECB) to provide additional easing measures in the beginning of 2016, with a focus on credit over more negative rates. This in turn helped euro-zone inflation-linked bonds post modest gains for the first part of 2016. In Japan, the Bank of Japan’s (BOJ) surprise move into negative rates raised concerns over policy effectiveness, contributing to market volatility. However, subsequent clarity about currency policy, alongside actions from other central banks, including the Fed and ECB, helped stabilize markets.
Ever-lower interest rates in the euro zone helped anchor government bond yields elsewhere, such as in the U.S. and UK, while the U.S. dollar added to its strong performance by appreciating against most other currencies. After underperforming over 2015, U.S. inflation-linked bond markets benefitted from a rally in global rates to begin the year, as investor anxieties surrounding China resurfaced in January and global central banks reacted with fresh easing measures and more dovish messaging. However, most inflation-linked bonds markets continued to be impacted by volatile oil prices and mostly softer global inflation readings.
PERFORMANCE
Harbor Real Return Fund returned 3.10% (Institutional Class) and 2.92% (Administrative Class) for the fiscal first half, compared with the 3.89% return of the Barclays U.S. TIPS Index benchmark.
The following strategies helped Fund returns for the six-months ended April 30, 2016:
•	Exposure to longer-dated U.S. breakeven levels, as longer-dated inflation expectations ended the period marginally higher. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasurys.
•	Tactical holdings of intermediate to long-end Mexico inflation-linked bonds as Mexican rates rallied alongside the U.S. and other markets.
The following strategies were negative or neutral for returns:
•	Security selection within investment grade and high-yield corporates as specific issuers underperformed.
•	Overall underweight duration position as the U.S. economy continued to show signs of a broad-based and sustainable recovery, which we expected would lead to Fed policy normalization quicker than priced into markets.

Harbor Real Return Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	97.7%
Federal National Mortgage Association TBA	3.5%
France Government Bond OAT	2.4%
Telefonica Emisiones SAU	2.1%
U.K. Gilt Inflation Linked	1.8%
DBUBS Mortgage Trust	1.2%
Citigroup Mortgage Loan Trust Inc.	1.1%
JP Morgan Mortgage Acquisition Trust	1.0%
New Zealand Government Bond	1.0%
JP Morgan Chase & Co.	0.9%
OUTLOOK & STRATEGY
Over the next six months, we expect global economic and policy divergence will continue to provide a mix of risks, opportunities and volatility. While markets have largely rebounded from the downturn at the beginning of the year, we have lowered our forecasts for global growth and inflation in light of the weaker economic momentum as well as some tightening in financial conditions at the onset of the year. Importantly, we do not expect a global or U.S. recession over the cyclical horizon. While the three C’s – China, commodities, and central banks – have been calmer recently, we believe that their paths forward will be key swing factors for the global outlook.
In the U.S., our expectation is for above-trend economic growth in a 1.75%–2.25% range in 2016. We expect the “delicate handoff” from slowing job growth to higher wages to succeed as the main driver of income creation, supporting further gains in consumer spending. Assuming a gradual lift in crude oil prices by year-end, headline inflation (as measured by the Consumer Price Index) is likely to hover in the 1.0%-1.5% range before rising to 2% by year-end. With Personal Consumption Expenditure (PCE) inflation remaining below the Fed’s 2% target and global developments still posing considerable risks to the outlook, we expect the Fed to move cautiously, raising rates only once or twice this year.
For the euro-zone, we anticipate trend-like Gross Domestic Product (GDP) growth in the 1.0%-1.5% range. We expect the headwinds for growth from weak global demand and the tightening of financial conditions earlier this year to be roughly offset by the lagged effects of the weaker euro on exports, and for low oil prices and rising employment to support consumption. The ECB’s March easing package should also be mildly supportive for growth. Yet, with inflation likely to continue to undershoot the ECB’s objective of “below but close to 2%,” further easing later this year may be in the pipeline.
Our outlook for China is for growth in a 5.5%-6.5% range and headline inflation around 1.25%. China’s transition from “old” (industrial, state-owned and export-oriented) to “new” (service sector, private and consumption-oriented) growth drivers continues to sputter. As such, we expect “official” GDP growth to fall short of the government’s 6.5%–7% target range. We expect Japanese GDP growth will likely be in the 0.25%–0.75% range in 2016. With China slowing and the benefits from past yen depreciation petering out, the external sector will continue to be a small drag for economic activity.
With respect to portfolio strategies, we expect to:
•	Maintain a neutral duration position overall, as we expect global rates to be broadly range-bound over the coming months as the Fed looks to carefully navigate policy normalization given risks posed from fragile external conditions.
•	Remain overweight breakeven inflation as inflation expectations embedded in U.S. Treasury markets appear far too low relative to historical realized levels of inflation as well as the Fed’s inflation target. We favor the intermediate portion of the real yield curve given higher real rates and superior opportunities for roll-down; seek attractive security mispricing, including taking exposure in off-the-run vs. on-the-run issues given relative cheapness.
•	Continue to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period. Despite depressed inflation expectations globally, UK breakevens appear rich while U.S. remains one of the most attractively priced markets; we look to express this opportunity by going long U.S. versus short UK breakevens. Additionally, we look to maintain exposure to euro-zone breakevens, as markets are pricing in sub-1% inflation over the next 5 years, which appears to be an undershoot despite the challenges facing the region.
•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given high real yields and steepness of yield curve.
•	Within currency, maintain a bias in favor of the U.S. dollar. We look to have short exposure to the Chinese yuan which we anticipate will exhibit further weakness; this also serves as a hedge to the overall reflationary tilt of the portfolio.

This report contains the current opinions of Pacific Investment Management Company LLC (“PIMCO”) at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025
Cusip	411511520
Ticker	HARRX
Inception Date	12/01/2005
Net Expense Ratio	0.56% [a,b]
Total Net Assets (000s)	$114,175

ADMINISTRATIVE CLASS

Fund #	2225
Cusip	411511512
Ticker	HRRRX
Inception Date	12/01/2005
Net Expense Ratio	0.81% [a,b]
Total Net Assets (000s)	$2,838
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.89%	0.83%
Yield to Maturity	2.57%	1.78%
Current 30-Day Yield (Institutional Class)	0.32%	0.73%
Weighted Average Maturity	8.55 years	8.71 years
Weighted Average Duration	8.08 years	8.22 years
Portfolio Turnover (6-Month Period Ended 04/30/2016)	248% [c]	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	28.54%
>1 to 5	18.38%
>5 to 10	34.57%
>10 to 15	3.33%
>15 to 20	0.88%
>20 to 25	0.50%
>25 yrs.	13.80%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	3.10%	-0.35%	1.81%	4.40%	12/01/2005	$15,379
Administrative Class	2.92	-0.65	1.55	4.13	12/01/2005	14,989
Comparative Index
Barclays U.S. TIPS	3.89%	1.12%	2.58%	4.67%	—	$15,780
As stated in the Fund’s current prospectus, the expense ratios were 0.54% (Net) and 0.79% (Gross) (Institutional Class); and 0.79% (Net) and 1.04% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized
b	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized

Harbor Real Return Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -25.7%)
ASSET-BACKED SECURITIES—4.6%
Principal Amount		Value
	Aegis Asset Backed Securities Trust
	Series 2004-6 Cl. M2
$689	1.439%—03/25/2035[1]	$ 635
	Citigroup Mortgage Loan Trust Inc.
	Series 2006-NC1 Cl. A1
1,021	0.569%—08/25/2036[1,2]	931
	Countrywide Asset Backed Certificates
	Series 2007-12 Cl. 2A2
99	0.939%—08/25/2047[1]	98
	First Franklin Mortgage Loan Trust
	Series 2005-FFH1 Cl. M2
900	1.219%—06/25/2036[1]	652
	GSAMP Trust
	Series 2004-WF Cl. M2
169	2.089%—10/25/2034[1]	158
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
639	0.868%—05/21/2021[1,2]	625
	JP Morgan Mortgage Acquisition Trust
	Series 2007-CH5 Cl. A4
700	0.599%—05/25/2037[1]	651
	Series 2006-FRE1 Cl. M1
700	0.829%—05/25/2035[1]	519
		1,170
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
300	0.739%—01/25/2036[1]	181
	Series 2005-WL2 Cl. M2
500	1.174%—08/25/2035[1]	432
		613
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
214	0.679%—06/25/2036[1]	116
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
114	0.509%—10/25/2036[1]	63
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
95	4.034%—06/25/2033[3]	96
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. A1B
74	0.999%—08/25/2035[1]	74
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	0.719%—05/25/2036[1]	161
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Wood Street CLO BV4
	Series II-A Cl. A1
€7	0.117%—03/29/2021[1,2]	$ 8
TOTAL ASSET-BACKED SECURITIES
(Cost $5,289)		5,400

COLLATERALIZED MORTGAGE OBLIGATIONS—3.2%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
$4	2.380%—08/25/2035[1]	4
	Series 2005-2 Cl. A2
2	2.924%—03/25/2035[1]	1
		5
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
489	1.233%—08/25/2035[1,2]	366
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
44	2.600%—04/20/2035[5]	44
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
1,411	3.386%—07/10/2044[2]	1,412
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,097	6.250%—10/26/2036[2]	917
	Marche Mutui Srl
	Series 4 Cl. A
€43	0.175%—02/25/2055[1]	49
	Series 6 Cl. A1
72	2.001%—01/27/2064[1]	83
		132
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
$211	2.461%—06/25/2036[5]	204
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
658	2.321%—07/26/2045[2,5]	656
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
64	0.839%—01/25/2046[1]	31
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2003-AR9 Cl. 2A
25	2.561%—09/25/2033[5]	25
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,735)		3,792

CORPORATE BONDS & NOTES—7.4%
	AT&T Inc.
100	1.559%—06/30/2020[5]	100
200	3.000%—06/30/2022	204
400	3.400%—05/15/2025	407
100	4.500%—05/15/2035	101
200	4.750%—05/15/2046	202
		1,014
	Barclays Bank plc
200	7.625%—11/21/2022	218

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Barclays plc
	€200	6.500%—9/15/2019[5,6]	$ 213
	200	8.000%—12/15/2020[5,6]	229
			442
		Credit Agricole SA
	300	6.500%—06/23/2021[5,6]	336
		Ford Motor Credit Co. LLC
	$1,100	2.375%—01/16/2018	1,114
		Goldman Sachs Group Inc.
	500	1.834%—09/15/2020[5]	498
		Hewlett Packard Enterprise Co.
	150	2.450%—10/05/2017[2]	152
		JP Morgan Chase & Co.
	1,100	2.750%—06/23/2020	1,127
		Navient Corp. MTN[7]
	740	3.268%—05/03/2019[5,8]	660
		Petrobras Global Finance BV
	100	3.002%—03/17/2017[5]	98
	400	5.375%—01/27/2021	356
			454
		Royal Bank of Scotland plc MTN[7]
	200	9.500%—03/16/2022[5]	212
		Telefonica Emisiones SAU
	2,450	1.275%—06/23/2017[5]	2,441
TOTAL CORPORATE BONDS & NOTES
(Cost $8,601)			8,668

FOREIGN GOVERNMENT OBLIGATIONS—8.1%
		Deutsche Bundesrepublik Inflation Linked Bond[8]
	€540	1.750%—04/15/2020	692
		France Government Bond OAT
	2,154	2.250%—07/25/2020[8]	2,850
		Hellenic Railways Organization SA
	500	4.028%—03/17/2017[9]	529
		Hellenic Republic Government International Bond MTN[7]
	¥100,000	3.800%—08/08/2017	855
		Mexican Bonos
MEX$	3,561	4.750%—06/14/2018	208
		Mexican Udibonos
	11,293	4.000%—11/08/2046[8]	702
	5,369	4.500%—12/04/2025[8]	351
			1,053
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[8]	1,172
		U.K. Gilt Inflation Linked[8]
	£1,035	0.125%—03/22/2044-03/22/2068	1,967
	55	0.375%—03/22/2062	140
			2,107
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $9,896)			9,466

MORTGAGE PASS-THROUGH—4.5%
		Federal Home Loan Mortgage Corp. REMIC[10]
	$527	1.033%—12/15/2037[1]	529
		Federal National Mortgage Association REMIC[10]
	133	0.789%—07/25/2037[1]	134
	142	0.819%—07/25/2037[1]	143
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$113	0.879%—05/25/2036[1]	$ 113
271	1.119%—02/25/2041[1]	274
		664
	Federal National Mortgage Association TBA[11]
4,000	3.000%—6/13/2046	4,091
TOTAL MORTGAGE PASS-THROUGH
(Cost $5,267)		5,284

PURCHASED OPTIONS—0.2%
No. of Contracts
	Interest Rate Swap Option 1 year
6,300,000	0.900%—06/20/2016[9]	2
15,000,000	1.150%—07/05/2016[9]	1
21,600,000	1.500%—07/05/2016[9]	—
20,500,000	1.000%—06/23/2016-06/24/2016[9]	2
76,700,000	1.250%—07/05/2016[9]	1
		6
	Interest Rate Swap Option 5 year
2,600,000	3.400%—12/05/2016[9]	2
	Interest Rate Swap Option 30 year
200,000	2.590%—12/10/2018[9]	16
900,000	2.600%—03/29/2019[9]	77
1,000,000	2.860%—10/23/2018[9]	56
900,000	2.610%—10/17/2018-11/15/2018[9]	68
		217
	U.K. LIBOR Future 90 day[13]
18,250,000	£98.50—12/21/2016-06/21/2017	1
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $372)		226

U.S. GOVERNMENT OBLIGATIONS—97.7%
Principal Amount
	U.S. Treasury Bonds
$560	2.500%—02/15/2046	540
100	3.000%—11/15/2045	107
		647
	U.S. Treasury Inflation Indexed Bonds[8]
4,871	0.125%—04/15/2019-07/15/2024	4,951
2,853	0.375%—07/15/2023	2,945
25,002	0.625%—07/15/2021-01/15/2024	26,241
62	0.625%—02/15/2043[12]	58
1,931	0.750%—02/15/2042	1,883
210	1.000%—02/15/2046[12]	220
163	1.250%—07/15/2020[12]	175
11,693	1.375%—02/15/2044	13,143
11,660	1.875%—07/15/2019	12,657
1,104	2.125%—01/15/2019	1,190
271	2.125%—02/15/2040-02/15/2041[12]	350
39,717	2.375%—01/15/2025-01/15/2027	47,745
369	2.500%—07/15/2016-01/15/2029[12]	446
279	3.625%—04/15/2028[12]	385
		112,389

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.S. Treasury Notes
$1,300	1.625%—02/15/2026	$ 1,277
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $111,973)		114,313

SHORT-TERM INVESTMENTS—0.2%
(Cost $222)
REPURCHASE AGREEMENTS
222	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $231)	222
TOTAL INVESTMENTS—125.9%
(Cost $145,355)		147,371
CASH AND OTHER ASSETS, LESS LIABILITIES—(25.9)%		(30,358)
TOTAL NET ASSETS—100.0%		$117,013
FUTURES CONTRACTS OPEN AT APRIL 30, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-BOBL Futures (Sell)	24	€ 2,400	06/08/2016	$ 7
Euro-BTP Futures (Sell)	1	100	06/08/2016	1
Euro-Bund Futures (Sell)	5	500	06/08/2016	12
Eurodollar Futures-CME 90 day (Buy)	43	$ 10,750	12/19/2016	(2)
Eurodollar Futures-CME 90 day (Buy)	7	1,750	06/19/2017	20
Eurodollar Futures-CME 90 day (Sell)	43	10,750	12/18/2017	3
U.S. Treasury Bond Futures 30 year (Sell)	5	500	06/21/2016	8
U.S. Treasury Note Futures 5 year (Buy)	3	300	06/30/2016	(1)
U.S. Treasury Note Futures 10 year (Buy)	62	6,200	06/21/2016	(4)
Ultra U.S. Treasury Note Futures 30 year (Buy)	4	400	06/21/2016	(9)
Total Futures Contracts				$35

WRITTEN OPTIONS OPEN AT APRIL 30, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Put)	CME Group	7	€ 158.50	06/24/2016	$ 5	$ (5)
U.K. LIBOR Future 90 day (Put)	CME Group	12	£ 98.00	06/21/2017	—	—
U.K. LIBOR Future 90 day (Put)	CME Group	134	98.00	12/21/2016	3	—
Total Written Options that Require Periodic Settlement of Variation Margin					$ 8	$ (5)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 1 year (Call)	Deutsche Bank AG	400,000	243.200 [j]	06/01/2016	$ —	$ —
Inflation-Linked Swap Option 4 year (Put)	Deutsche Bank AG	600,000	233.550 [j]	01/22/2018	6	(2)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,700,000	234.810 [j]	03/24/2020	19	(16)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,000,000	238.640 [j]	10/02/2020	18	(12)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	3,600,000	216.687 [j]	04/07/2020	32	(1)

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Number of Contracts	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	500,000	217.970 [j]	09/29/2020	$ 6	$ —
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	4,000,000	243.270 [j]	04/22/2024	29	(2)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	300,000	244.170 [j]	05/16/2024	2	—
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	400,000	120.720 [j]	06/22/2035	18	(4)
Credit Default Option 5 year (Call)	Barclays Bank plc	700,000	1.000%	06/15/2016	1	—
Credit Default Option 5 year (Put)	Barclays Bank plc	300,000	1.000	05/18/2016	1	—
Credit Default Option 5 year (Put)	Barclays Bank plc	700,000	1.000	06/15/2016	1	(1)
Credit Default Option 5 year (Put)	Citibank NA	200,000	1.000	05/18/2016	1	—
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	3,300,000	1.000	07/20/2016	4	(5)
Interest Rate Swap Option 3 year 2 year (Call)	Credit Suisse International	7,900,000	1.500	06/23/2016	14	(12)
Interest Rate Swap Option 3 year 2 year (Put)	Credit Suisse International	7,900,000	2.100	06/23/2016	10	(2)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	5,000,000	2.500	10/23/2018	70	(59)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3,300,000	2.250	10/17/2018	66	(50)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.250	11/15/2018	19	(14)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.250	12/10/2018	20	(15)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,300,000	2.300	03/29/2019	86	(78)
Interest Rate Swap Option 5 year 5 year (Call)	Credit Suisse International	2,600,000	2.400	12/05/2016	21	(42)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	2,600,000	1.850	07/18/2016	8	(5)
Interest Rate Swap Option 5 year 5 year (Call)	Morgan Stanley Capital Services LLC	1,500,000	2.000	07/25/2016	5	(5)
Interest Rate Swap Option 5 year 5 year (Put)	Morgan Stanley Capital Services LLC	1,500,000	2.500	07/25/2016	7	(5)
Currency Option Euro vs. U.S. Dollar[9] (Call)	BNP Paribas SA	810,000	€ 1.15	05/19/2016	5	(5)
Currency Option Euro vs. U.S. Dollar (Put)	JP Morgan Chase Bank NA	590,000	1.10	05/03/2016	3	—
Currency Option Australian Dollar vs. New Zealand Dollar[9] (Put)	JP Morgan Chase Bank NA	280,000	AUD$ 1.08	07/20/2016	1	(3)
Total Written Options Not Settled Through Variation Margin					$473	$(338)
Total Written Options					$481	$(343)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	JP Morgan Chase Bank NA	$ 135	$ 126	05/13/2016	$ (9)
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	133	131	05/03/2016	2
British Pound Sterling (Sell)	Goldman Sachs Bank USA	2,932	2,866	05/03/2016	(66)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	2,800	2,795	06/02/2016	(5)
Chinese Yuan (Buy)	JP Morgan Chase Bank	639	640	05/24/2016	(1)
Chinese Yuan (Sell)	JP Morgan Chase Bank	1,118	1,106	05/24/2016	(12)
Chinese Yuan (Sell)	JP Morgan Chase Bank	423	424	10/24/2016	1
Chinese Yuan (Sell)	JP Morgan Chase Bank	643	616	01/06/2017	(27)
Chinese Yuan (Sell)	Société Générale	210	208	05/24/2016	(2)
Colombian Peso (Buy)	Citibank NA	43	40	06/03/2016	3
Colombian Peso (Sell)	Goldman Sachs Bank USA	91	77	06/03/2016	(14)
Euro Currency (Buy)	Citibank NA	378	367	05/13/2016	11
Euro Currency (Buy)	Goldman Sachs Bank USA	530	515	05/13/2016	15
Euro Currency (Buy)	HSBC Bank USA	1,407	1,339	05/13/2016	68
Euro Currency (Buy)	JP Morgan Chase Bank NA	1,453	1,434	05/13/2016	19
Euro Currency (Buy)	UBS AG	1,924	1,829	05/13/2016	95
Euro Currency (Sell)	Citibank NA	2,281	2,263	05/13/2016	(18)
Euro Currency (Sell)	HSBC Bank USA	6,457	6,325	05/13/2016	(132)
Euro Currency (Sell)	JP Morgan Chase Bank NA	2,050	2,030	05/13/2016	(20)
Indian Rupee (Buy)	Citibank NA	1,637	1,592	05/24/2016	45
Indian Rupee (Sell)	Credit Suisse International	270	258	05/24/2016	(12)
Indian Rupee (Sell)	JP Morgan Chase Bank	1,054	1,010	05/24/2016	(44)
Indian Rupee (Sell)	UBS AG	308	295	05/24/2016	(13)
Japanese Yen (Buy)	Citibank NA	808	775	05/02/2016	33
Japanese Yen (Sell)	Citibank NA	808	775	06/02/2016	(33)
Japanese Yen (Sell)	HSBC Bank USA	808	764	05/02/2016	(44)
Mexican Peso (Buy)	Barclays Bank plc	590	580	05/20/2016	10

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Mexican Peso (Sell)	Barclays Bank plc	$1,255	$1,214	05/20/2016	$ (41)
Mexican Peso (Sell)	Citibank NA	593	581	05/20/2016	(12)
New Zealand Dollar (Sell)	HSBC Bank USA	1,134	1,076	05/13/2016	(58)
Polish Zloty (Buy)	Goldman Sachs Bank USA	127	120	05/12/2016	7
Polish Zloty (Sell)	BNP Paribas SA	124	117	05/12/2016	(7)
South African Rand (Buy)	HSBC Bank USA	60	58	05/18/2016	2
South African Rand (Buy)	JP Morgan Chase Bank NA	194	188	05/12/2016	6
South African Rand (Sell)	JP Morgan Chase Bank NA	63	62	05/18/2016	(1)
South African Rand (Sell)	Société Générale	195	192	05/12/2016	(3)
South Korean Won (Buy)	Citibank NA	477	453	05/24/2016	24
South Korean Won (Buy)	Credit Suisse International	21	20	05/24/2016	1
South Korean Won (Buy)	HSBC Bank USA	310	295	05/24/2016	15
South Korean Won (Buy)	JP Morgan Chase Bank	211	201	05/24/2016	10
South Korean Won (Buy)	UBS AG	259	247	05/24/2016	12
South Korean Won (Sell)	JP Morgan Chase Bank	1,274	1,214	05/24/2016	(60)
Taiwan Dollar (Buy)	Goldman Sachs Bank USA	635	614	05/24/2016	21
Taiwan Dollar (Buy)	HSBC Bank USA	329	318	05/24/2016	11
Taiwan Dollar (Buy)	JP Morgan Chase Bank	25	24	05/24/2016	1
Taiwan Dollar (Sell)	JP Morgan Chase Bank	981	959	05/24/2016	(22)
Total Forward Currency Contracts					$(244)

SWAP AGREEMENTS OPEN AT APRIL 30, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	0.900%	04/17/2018	CAD$ 2,600	$ (4)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	09/21/2026	£ 700	7
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	03/15/2047	1,840	67
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023	¥ 40,000	(12)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.780	09/29/2022	MEX$ 3,000	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.780	10/06/2022	1,900	1
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.910	11/25/2022	14,100	12
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/16/2017	$ 1,200	7
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.000	04/05/2018	2,000	1
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	1,800	(31)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.230	09/16/2025	700	(35)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	10/02/2025	1,500	(91)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	10/28/2025	4,200	(98)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	02/22/2026	7,300	(101)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	03/16/2026	2,900	(26)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/21/2026	1,700	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/27/2026	2,000	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	8,500	(138)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	06/15/2046	100	(2)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	06/15/2046	100	2
Interest Rate Swaps						$(438)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America Investment Grade Index Series 25	Buy	1.000%	12/20/2020	81.92%	$(6)	$(4)	$ 600	$(2)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America Investment Grade Index Series 25	Buy	1.000%	06/20/2021	77.47%	$(247)	$(210)	$ 20,300	$(37)
Credit Default Swaps									$(39)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.550%	10/15/2017	€ 100	$ (1)
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.660	08/15/2018	100	(1)
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	100	(1)
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.620	09/15/2018	100	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	100	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	200	(2)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	09/15/2018	100	(1)
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	(1)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.530	10/15/2017	400	(3)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	(2)
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA[9]	Receive	0.810	04/15/2021	200	1
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	£ 300	31
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.300	12/15/2030	200	12
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.190	04/15/2030	400	25
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	200	20
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	700	60
Citibank NA	UK Retail Prices Index All Items NSA[9]	Pay	3.140	04/15/2031	100	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	100	10
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	400	33
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	250	16
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	200	21
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	1,000	85
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.360	04/15/2035	200	20
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	200	22
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.320	05/15/2030	400	37
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	1.910	04/15/2017	$ 2,700	(98)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016	200	(6)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	7,000	(430)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017	1,900	(104)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	2,000	(99)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022	300	(40)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017	2,000	(112)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.180	10/01/2018	1,100	(54)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.940	10/23/2016	3,200	(94)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	3,700	(114)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	2,500	(156)
UBS AG Stamford	US Consumer Price Index Urban Consumers NSA	Pay	2.060	05/12/2025	100	3
Interest Rate Swaps						$(925)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500%	10/17/2057	0.000%	$(4)	$(5)	$ 100	$1

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500%	09/17/2058	0.000%	$(5)	$ (6)	$ 100	$ 1
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.801	2	(5)	300	7
BNP Paribas SA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.801	4	(10)	600	14
Credit Default Swaps									$ 23
Total Swaps									$(1,379)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 5,400	$—	$ 5,400
Collateralized Mortgage Obligations	—	3,792	—	3,792
Corporate Bonds & Notes	—	8,668	—	8,668
Foreign Government Obligations	—	9,466	—	9,466
Mortgage Pass-Through	—	5,284	—	5,284
Purchased Options	1	225	—	226
U.S. Government Obligations	—	114,313	—	114,313
Short-Term Investments
Repurchase Agreements	—	222	—	222
Total Investments in Securities	$ 1	$147,370	$—	$147,371
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 412	$—	$ 412
Futures Contracts	51	—	—	51
Swap Agreements	—	520	—	520
Total Financial Derivative Instruments - Assets	$ 51	$ 932	$—	$ 983
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (656)	$—	$ (656)
Futures Contracts	(16)	—	—	(16)
Swap Agreements	—	(1,899)	—	(1,899)
Written Options	(5)	(338)	—	(343)
Total Financial Derivative Instruments-Liabilities	$(21)	$ (2,893)	$—	$ (2,914)
Total Investments	$ 31	$145,409	$—	$145,440
There were no Level 3 holdings at April 30, 2016 or October 31, 2015, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2016.
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Government Obligations	$0	($26,965)	$0	$0	($26,965)

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2016.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2016, the aggregate value of these securities was $5,067 (000s) or 4% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at April 30, 2016.
4	CLO after the name of a security stands for Collateralized Loan Obligation.
5	Variable rate security, the stated rate represents the rate in effect at April 30, 2016.
6	Perpetuity bond, the maturity date represents the next callable date.
7	MTN after the name of a security stands for Medium Term Note.
8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
9	Security has been deemed illiquid at April 30, 2016.
10	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2016. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
12	At April 30, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $1,075 (000s) or 1% of net assets.
13	Purchased option that requires periodic settlement on variation margin.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
j	Amount represents Index Value.
£	British Pound
CAD$	Canadian Dollar
€	Euro
¥	Japanese Yen
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth O’Donnell, CFA
Since 2003
FFTW has subadvised the Fund since 1987.
Investment Objective
Provide current income while maintaining liquidity and a stable share price of $1
Principal Style Characteristics
Very short-term high quality money market instruments
Kenneth O’Donnell

Management’s Discussion of
Fund Performance
Market Review
Global economic growth slowed in the last six months with persistent weakness in emerging markets and an uneven recovery in advanced economies. The pace of the U.S. expansion slowed considerably as private investment collapsed amidst global turmoil. Europe and Japan continue to be challenged by deflationary pressures despite significant stimulus measures. This pattern of slowing global growth trends continues to confound central banks as they pursue innovative monetary policy strategies.
In late 2015, the U.S. Federal Reserve (Fed) embarked on the first tightening of monetary policy in almost a decade. Expectations for subsequent increases were discounted into the future though at a slower pace than Fed forecasts. Sentiment shifted considerably at the turn of the calendar year in response to market turbulence related to ongoing challenges in China. The Fed delayed the second interest rate hike while reducing forecasts for the remainder of the year. Markets responded positively to the delay in Fed tightening with equities recovering and credit spreads tightening. As of April 30, markets expectations for the second increase in short-term interest rates had been pushed to late 2016 or early 2017.
Short-term U.S. Treasury Bill yields closely tracked the Fed Funds Rate during the period. Money market yields climbed in December in response to Fed tightening while remaining anchored to monetary policy rates. In contrast to the front-end, intermediate yields trended lower flattening the slope of the yield curve. The modest increase in short term interest rates was welcomed by money market investors who have endured several years of near zero returns. We believe that money market yields are likely to increase steadily in the coming year as short-term markets begin to incorporate expectations for the path of monetary policy.
Performance
Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the six-months ended April 30, 2016, the Fund returned 0.12% (Institutional and Administrative Classes). This compares with the return of 0.14% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 35 days throughout the six-month period.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain accommodative in 2016, boosting aggregate demand. We expect that real, or inflation-adjusted, economic growth in the U.S. will average 2.25% for the remainder of the calendar year. We believe that wage pressures will build throughout the year as the economy approaches estimates of full employment, supporting an increase in consumption. We expect that business investment will follow providing support for a sustainable trajectory of domestic growth.
The Fed’s policy stance will continue to depend largely on the evolution of global financial conditions. We believe that the Fed will likely remain on the path to policy normalization though at a gradual pace with the next tightening occurring within the next six months. We expect that the Fed will continue to focus on the Federal Funds Rate as the primary measure supported by secondary tools such as interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility. The Fed may consider reducing or eliminating reinvestment of cash flows from securities held on the Fed’s balance sheet in the coming year. We believe that the transparency of the current Federal Open Markets Committee (FOMC) will continue to provide us with ample time to adjust the Fund’s duration profile ahead of further tightening measures.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	80.1%
U.S. Treasury	18.1%
Federal National Mortgage Association	4.6%
Repurchase Agreement with State Street Corp.	0.5%
We have maintained a very conservative investment strategy for the Fund, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015
Cusip	411511405
Ticker	HARXX
Inception Date	12/29/1987
Net Expense Ratio	0.00% [a,b]
Total Net Assets (000s)	$142,750

ADMINISTRATIVE CLASS

Fund #	2215
Cusip	411511660
Ticker	HRMXX
Inception Date	11/01/2002
Net Expense Ratio	0.00% [a,b]
Total Net Assets (000s)	$1,661
Portfolio Statistics
	Portfolio	Benchmark
Yield to Maturity	0.03%	0.05%
Weighted Average Maturity	0.06 years	0.17 years
Weighted Average Duration	0.06 years	0.17 years
FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 5/01/2006 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.12%	0.16%	0.09%	1.17%	12/29/1987	$11,234
Administrative Class	0.12	0.16	0.09	1.10	11/01/2002	11,154
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.14%	0.15%	0.08%	1.12%	—	$11,174

Current 7-day subsidized[c] SEC yield for period ended 04/30/2016:	Institutional Class: 0.30%	Administrative Class: 0.30%
Current 7-day unsubsidized[d] SEC yield for period ended 04/30/2016:	Institutional Class: -0.26%	Administrative Class: -0.81%
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized
b	Reflective of a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017, as well as a voluntary fee waiver that may be discontinued at any time.
c	Reflects reimbursement or waivers currently in effect.
d	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund
Portfolio of Investments—April 30, 2016 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash of -3.7%)
GOVERNMENT AGENCY DEBT—85.1%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$8,500	0.240%—05/04/2016	$ 8,500
11,032	0.260%—05/11/2016-05/16/2016	11,031
5,000	0.270%—05/24/2016	4,999
2,365	0.275%—06/13/2016	2,364
7,000	0.290%—06/01/2016	6,998
4,900	0.293%—05/06/2016	4,900
27,000	0.300%—06/27/2012-06/28/2016	26,990
2,000	0.310%—06/21/2016	1,999
8,800	0.322%—05/10/2016	8,799
9,500	0.327%—05/18/2012	9,498
3,200	0.335%—05/13/2016	3,200
4,000	0.340%—05/03/2016	4,000
5,000	0.341%—07/20/2016	4,996
7,535	0.356%—06/10/2016	7,532
3,000	0.370%—06/03/2016	2,999
6,936	0.392%—06/02/2016	6,934
		115,739
	Federal Home Loan Mortgage Corp. Discount Notes
500	0.300%—07/22/2016	500
	Federal National Mortgage Association Discount Notes
6,700	0.230%—06/22/2016	6,698
TOTAL GOVERNMENT AGENCY DEBT
(Cost $122,937)		122,937

TREASURY DEBT—18.1%†
Principal Amount		Value
	U.S. Treasury Bills
$8,500	0.241%—07/21/2016	$ 8,496
6,700	0.265%—06/30/2016	6,697
4,000	0.310%—05/26/2016	3,999
7,000	0.322%—06/02/2016	6,998
TOTAL TREASURY DEBT
(Cost $26,190)		26,190

REPURCHASE AGREEMENTS—0.5%
(Cost $675)
675	Repurchase Agreement with State Street Corp. dated April 29, 2016 due May 02, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $689)	675
TOTAL INVESTMENTS—103.7%
(Cost $149,802)[1]		149,802
CASH AND OTHER ASSETS, LESS LIABILITIES—(3.7)%		(5,391)
TOTAL NET ASSETS—100.0%		$144,411

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2016 or October 31, 2015, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupons represent a weighted average yield to maturity.
1	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Assets and Liabilities—April 30, 2016 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$334,422	$1,858,821	$3,486,420	$145,355	$149,802
Investments, at value (excluding $0, $0, $0, $1 and $0 in purchased options which settle through variation margin)	$331,518	$1,767,336	$3,525,620	$147,149	$149,127
Repurchase agreements	6,448	92,679	26,430	222	675
Cash-restricted	—	—	72	1,452	—
Cash	1	40	281	26	4
Foreign currency, at value (cost: $0, $0, $13,805, $433 and $0)	—	—	13,830	443	—
Receivables for:
Investments sold	293	25,860	490,369	4,093	—
Foreign currency spot contracts	—	—	408	4	—
Capital shares sold	82	18,767	1,158	10	24
Dividends	—	—	35	—	—
Interest	1,273	27,280	20,150	605	—
Unrealized appreciation on open forward currency contracts	—	—	32,547	412	—
Unrealized appreciation on OTC swap agreements	—	—	1,093	420	—
Variation margin on options and futures contracts	—	—	2,864	61	—
Variation margin on centrally cleared swap agreements	—	—	—	9	—
Options sold	—	—	—	46	—
Withholding tax	—	29	—	—	—
Prepaid registration fees	33	38	13	18	12
Prepaid fund insurance	2	6	11	1	1
Other assets	8	68	405	39	49
Total Assets	339,658	1,932,103	4,115,286	155,010	149,892
LIABILITIES
Payables for:
Due to broker	—	—	11,519	297	—
Investments purchased	3,208	58,944	1,271,557	8,198	—
Foreign currency spot contracts	—	—	2,175	—	—
Capital shares reacquired	490	7,394	2,708	105	5,402
Investments sold short, at value (proceeds: $0, $0, $29,647, $0 and $0)	—	—	29,634	—	—
Written options not settled through variation margin, at value (premiums received: $0, $0, $7,413, $473 and $0)	—	—	2,198	338	—
Swap premiums received	—	—	1,649	4	—
Unrealized depreciation on OTC swap agreements	—	—	1,152	1,322	—
Sale-buyback financing transactions	—	—	5,243	26,965	—
Variation margin on centrally cleared swap agreements	—	—	181	—	—
Unrealized depreciation on open forward currency contracts	—	—	34,485	656	—
Accrued expenses:
Management fees	179	835	1,012	46	23
12b-1 fees	—	20	9	1	—
Transfer agent fees	21	121	169	7	10
Trustees' fees and expenses	4	16	30	1	2
Other	54	302	597	57	44
Total Liabilities	3,956	67,632	1,364,318	37,997	5,481
NET ASSETS	$335,702	$1,864,471	$2,750,968	$117,013	$144,411
Net Assets Consist of:
Paid-in capital	$350,992	$1,974,166	$2,775,245	$149,475	$144,376
Accumulated undistributed net investment income/(loss)	(782)	8,650	(19,169)	(588)	35
Accumulated net realized gain/(loss)	(18,052)	(119,540)	(19,948)	(32,457)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,544	1,195	63,934	2,034	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	(49,094)	(1,451)	—
	$335,702	$1,864,471	$2,750,968	$117,013	$144,411

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$333,639	$1,765,772	$2,706,888	$114,175	$142,750
Shares of beneficial interest[1]	32,957	181,039	231,191	12,327	142,750
Net asset value per share[2]	$ 10.12	$ 9.75	$ 11.71	$ 9.26	$ 1.00
Administrative Class
Net assets	$ 376	$ 4,340	$ 44,080	$ 2,838	$ 1,661
Shares of beneficial interest[1]	37	444	3,762	307	1,661
Net asset value per share[2]	$ 10.12	$ 9.77	$ 11.72	$ 9.25	$ 1.00
Investor Class
Net assets	$ 1,677	$ 94,349	N/A	N/A	N/A
Shares of beneficial interest[1]	166	9,660	N/A	N/A	N/A
Net asset value per share[2]	$ 10.11	$ 9.77	N/A	N/A	N/A
Retirement Class
Net assets	$ 10	$ 10	N/A	N/A	N/A
Shares of beneficial interest[1]	1	1	N/A	N/A	N/A
Net asset value per share[2]	$ 10.12	$ 9.76	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
Statements of Operations—Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 3,511	$ 49,279	$ 45,691	$ 480	$ 188
Dividends	—	—	69	—	—
Consent fee income	—	244	70	—	—
Total Investment Income	3,511	49,523	45,830	480	188
Operating Expenses
Management fees	1,146	4,759	6,705	292	155
12b-1 fees:
Administrative Class	—	5	61	4	2
Investor Class	2	113	N/A	N/A	N/A
Shareholder communications	17	117	120	10	2
Custodian fees	14	34	224	50	13
Transfer agent fees:
Institutional Class	123	527	960	42	53
Administrative Class	—	1	17	1	1
Investor Class	2	86	N/A	N/A	N/A
Retirement Class	—	—	N/A	N/A	N/A
Professional fees	4	16	30	1	25
Trustees' fees and expenses	5	20	37	2	2
Registration fees	26	31	31	17	20
Miscellaneous	5	11	16	4	4
Expenses before interest expense	1,344	5,720	8,201	423	277
Interest expense	—	—	83	129	—
Total expenses	1,344	5,720	8,284	552	277
Management fees waived	—	(317)	(450)	—	(155)
Transfer agent fees waived	(3)	(15)	(23)	(1)	(1)
Other expenses reimbursed	—	—	(543)	(77)	(121)
Net expenses	1,341	5,388	7,268	474	—
Net Investment Income/(Loss)	2,170	44,135	38,562	6	188
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(17,533)	(96,787)	16,212	(2,822)	—
Foreign currency transactions	—	—	18,967	14	—
Investments sold short	—	—	(108)	(7)	—
Swap agreements	—	—	(35,506)	(2,789)	—
Futures contracts	—	—	(434)	(325)	—
Written options	—	—	8,327	170	—
Change in net unrealized appreciation/(depreciation) on:
Investments	9,720	73,012	44,956	7,431	—
Forwards currency contracts	—	—	(28,441)	11	—
Investments sold short	—	—	95	1	—
Swap agreements	—	—	(6,368)	1,633	—
Futures contracts	—	—	1,714	93	—
Written options	—	—	(504)	2	—
Translations of assets and liabilities in foreign currencies	—	—	(1,600)	16	—
Net gain/(loss) on investment transactions	(7,813)	(23,775)	17,310	3,428	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (5,643)	$ 20,360	$ 55,872	$ 3,434	$ 188
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 2,170	$ 5,040	$ 44,135	$ 93,240
Net realized gain/(loss) on investments	(17,533)	11,779	(96,787)	(22,694)
Change in net unrealized appreciation/(depreciation) of investments	9,720	(15,082)	73,012	(94,318)
Net increase/(decrease) in assets resulting from operations	(5,643)	1,737	20,360	(23,772)
Distributions to Shareholders
Net investment income:
Institutional Class	(5,886)	7,258	(42,310)	(83,602)
Administrative Class	(6)	(6)	(113)	(220)
Investor Class	(26)	(32)	(2,370)	(4,769)
Retirement Class	—	—	—	—
Net realized gain on investments:
Institutional Class	(6,871)	(13,266)	—	(34,090)
Administrative Class	(7)	(11)	—	(97)
Investor Class	(34)	(73)	—	(2,027)
Retirement Class	—	—	—	—
Total distributions to shareholders	(12,830)	20,646	(44,793)	(124,805)
Net Increase/(Decrease) Derived from Capital Share Transactions	(21,483)	38,950	326,825	(102,099)
Net increase/(decrease) in net assets	(39,956)	20,041	302,392	(250,676)
Net Assets
Beginning of period	375,658	355,617	1,562,079	1,812,755
End of period*	$335,702	$375,658	$1,864,471	$1,562,079
* Includes accumulated undistributed net investment income/(loss) of:	$ (782)	$ 2,966	$ 8,650	$ 9,308
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

$ 38,562	$ 101,884	$ 6	$ 1,621	$ 188	$ 133
7,458	118,269	(5,759)	2,075	—	—
9,852	(165,028)	9,187	(8,818)	—	—
55,872	55,125	3,434	(5,122)	188	133

(84,833)	(121,602)	(2,275)	(11,224)	(186)	(132)
(1,542)	(2,435)	(56)	(233)	(2)	(1)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

(22,480)	(33,879)	—	—	—	—
(439)	(855)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(109,294)	(158,771)	(2,331)	(11,457)	(188)	(133)
(128,189)	(1,192,255)	(17,731)	(23,230)	(34,097)	18,530
(181,611)	(1,295,901)	(16,628)	(39,809)	(34,097)	18,530

2,932,579	4,228,480	133,641	173,450	178,508	159,978
$2,750,968	$ 2,932,579	$117,013	$133,641	$144,411	$178,508
$ (19,169)	$ 28,644	$ (588)	$ 1,737	$ 35	$35

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 55,580	$117,449	$ 608,122	$ 531,892
Net proceeds from redemption fees	2	1	23	15
Reinvested distributions	3,410	4,580	23,010	72,989
Cost of shares reacquired	(80,406)	(83,192)	(304,239)	(711,825)
Net increase/(decrease) in net assets	$(21,414)	$ 38,838	$ 326,916	$(106,929)
Administrative Class
Net proceeds from sale of shares	$ 5	$ 70	$ 225	$ 616
Reinvested distributions	13	17	113	303
Cost of shares reacquired	—	—	(210)	(999)
Net increase/(decrease) in net assets	$ 18	$ 87	$ 128	$ (80)
Investor Class
Net proceeds from sale of shares	$ 83	$ 477	$ 14,956	$ 36,712
Net proceeds from redemption fees	—	—	2	1
Reinvested distributions	59	93	2,350	6,652
Cost of shares reacquired	(239)	(545)	(17,537)	(38,455)
Net increase/(decrease) in net assets	$ (97)	$ 25	$ (229)	$ 4,910
Retirement Class
Net proceeds from sale of shares	$ 10	$ —	$ 10	$ —
Net increase/(decrease) in net assets	$ 10	$ —	$ 10	$ —
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

$ 167,000	$ 490,127	$ 4,246	$ 20,043	$ 291,529	$ 651,583
—	—	—	—	—	—
103,211	149,022	2,204	10,727	186	131
(385,797)	(1,788,670)	(23,820)	(54,064)	(325,746)	(632,734)
$(115,586)	$(1,149,521)	$(17,370)	$(23,294)	$ (34,031)	$ 18,980

$ 3,935	$ 12,317	$ 152	$ 2,145	$ 929	$ 1,481
1,976	3,277	55	233	2	1
(18,514)	(58,328)	(568)	(2,314)	(997)	(1,932)
$ (12,603)	$ (42,734)	$ (361)	$ 64	$ (66)	$ (450)

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	5,526	10,829	64,618	51,294
Shares issued due to reinvestment of distributions	338	435	2,446	7,168
Shares reacquired	(8,039)	(7,696)	(32,049)	(69,768)
Net increase/(decrease) in shares outstanding	(2,175)	3,568	35,015	(11,306)
Beginning of period	35,132	31,564	146,024	157,330
End of period	32,957	35,132	181,039	146,024
Administrative Class
Shares sold	1	6	23	59
Shares issued due to reinvestment of distributions	1	2	12	30
Shares reacquired	—	—	(22)	(97)
Net increase/(decrease) in shares outstanding	2	8	13	(8)
Beginning of period	35	27	431	439
End of period	37	35	444	431
Investor Class
Shares sold	8	43	1,579	3,550
Shares issued due to reinvestment of distributions	6	9	249	652
Shares reacquired	(23)	(51)	(1,848)	(3,742)
Net increase/(decrease) in shares outstanding	(9)	1	(20)	460
Beginning of period	175	174	9,680	9,220
End of period	166	175	9,660	9,680
Retirement Class
Shares sold	1	—	1	—
Net increase/(decrease) in shares outstanding	1	—	1	—
Beginning of period	—	—	—	—
End of period	1	—	1	—
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)

14,364	40,543	472	2,113	291,529	651,583
8,955	12,437	249	1,153	186	131
(33,203)	(147,939)	(2,648)	(5,711)	(325,746)	(632,734)
(9,884)	(94,959)	(1,927)	(2,445)	(34,031)	18,980
241,075	336,034	14,254	16,699	176,781	157,801
231,191	241,075	12,327	14,254	142,750	176,781

337	1,011	17	227	929	1,481
171	273	6	25	2	1
(1,596)	(4,786)	(63)	(247)	(997)	(1,932)
(1,088)	(3,502)	(40)	5	(66)	(450)
4,850	8,352	347	342	1,727	2,177
3,762	4,850	307	347	1,661	1,727

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
Harbor Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ 3,434
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(400,490)
Proceeds from sales of long-term securities	440,857
Proceeds from short-term portfolio investments, net	2,002
Increase in receivable for investments sold	(1,298)
Increase in foreign spot contracts receivable	(4)
Decrease in interest receivable	280
Increase in variation margin on options and futures contracts	(14)
Decrease in variation margin on swap agreements	89
Increase in options sold	(1)
Decrease in prepaid registration fees	2
Increase in prepaid fund insurance	(1)
Increase in other assets	(33)
Increase in payable for investments purchased	6,155
Decrease in interest on investments sold short	(4)
Decrease in investments sold short	(692)
Increase in premiums from written options not settled through variation margin	89
Decrease in swap premiums received	(21)
Decrease in management fees payable	(9)
Decrease in transfer agent fees payable	(1)
Increase in other liabilities	19
Net change in unrealized appreciation/(depreciation) on investments	(7,432)
Net change in unrealized appreciation/(depreciation) on forwards	(11)
Net change in unrealized appreciation/(depreciation) on swaps	(1,167)
Net change in unrealized appreciation/(depreciation) on written options	(2)
Net realized loss on investments	2,829
Net amortization and earned inflation component	362
Net cash provided by operating activities	44,938
Cash flows used for financing activities:
Proceeds from shares sold	4,617
Payment on shares redeemed	(24,515)
Cash dividends paid	(72)
Decrease in sale-buyback financing transactions	(24,856)
Decrease in due to broker and cash restricted	(48)
Net cash used for financing activities	(44,874)
Net Increase in Cash and foreign currency	64
Cash and Foreign Currency
Beginning of period	$ 405
End of period	469
Reinvestment of dividends	$ 2,259
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 129
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011 [e]
	(Unaudited)
Net asset value beginning of period	$ 10.63	$ 11.20	$ 10.95	$ 10.01	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [f]	0.15 [f]	0.19	0.20	0.24	0.09
Net realized and unrealized gains/(losses) on investments	(0.21)	(0.08)	0.38	0.96	0.52	(0.54)
Total from investment operations	(0.15)	0.07	0.57	1.16	0.76	(0.45)
Less Distributions
Dividends from net investment income	(0.17)	(0.22)	(0.21)	(0.22)	(0.24)	(0.06)
Distributions from net realized capital gains[1]	(0.19)	(0.42)	(0.11)	—	—	—
Total distributions	(0.36)	(0.64)	(0.32)	(0.22)	(0.24)	(0.06)
Proceeds from redemption fees	—*	—*	—*	—*	—*	—*
Net asset value end of period	10.12	10.63	11.20	10.95	10.01	9.49
Net assets end of period (000s)	$333,639	$373,421	$353,370	$267,251	$113,898	$74,531
Ratios and Supplemental Data (%)
Total return[b]	(1.37)% [c]	0.72%	5.23%	11.80%	8.18%	(4.50)% [c]
Ratio of total expenses to average net assets[2]	0.76 [d]	0.75	0.74	0.79	0.84	1.19 [d]
Ratio of net expenses to average net assets[a]	0.76 [d]	0.75	0.74	0.79	0.83	0.85 [d]
Ratio of net investment income (loss) to average net assets[a]	1.23 [d]	1.37	1.58	1.82	2.48	2.36 [d]
Portfolio turnover	51 [c]	81	54	45	40	27 [c]

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011 [e]
	(Unaudited)
Net asset value beginning of period	$ 10.61	$ 11.18	$ 10.94	$ 10.00	$ 9.48	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [f]	0.11 [f]	0.11	0.16	0.20	0.07
Net realized and unrealized gains/(losses) on investments	(0.20)	(0.08)	0.40	0.97	0.53	(0.54)
Total from investment operations	(0.16)	0.03	0.51	1.13	0.73	(0.47)
Less Distributions
Dividends from net investment income	(0.15)	(0.18)	(0.16)	(0.19)	(0.21)	(0.05)
Distributions from net realized capital gains[1]	(0.19)	(0.42)	(0.11)	—	—	—
Total distributions	(0.34)	(0.60)	(0.27)	(0.19)	(0.21)	(0.05)
Proceeds from redemption fees	—*	—*	—*	—*	—*	—*
Net asset value end of period	10.11	10.61	11.18	10.94	10.00	9.48
Net assets end of period (000s)	$ 1,677	$ 1,861	$ 1,941	$ 2,452	$ 2,015	$ 704
Ratios and Supplemental Data (%)
Total return[b]	(1.46)% [c]	0.35%	4.76%	11.41%	7.83%	(4.72)% [c]
Ratio of total expenses to average net assets[2]	1.13 [d]	1.12	1.11	1.16	1.21	1.56 [d]
Ratio of net expenses to average net assets[a]	1.13 [d]	1.12	1.11	1.16	1.20	1.22 [d]
Ratio of net investment income (loss) to average net assets[a]	0.86 [d]	1.00	1.24	1.49	2.07	1.98 [d]
Portfolio turnover	51 [c]	81	54	45	40	27 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011 [e]
(Unaudited)
$10.62	$11.19	$10.94	$10.00	$ 9.48	$10.00

0.05 [f]	0.12 [f]	0.13	0.16	0.22	0.09
(0.21)	(0.08)	0.41	0.98	0.52	(0.56)
(0.16)	0.04	0.54	1.14	0.74	(0.47)

(0.15)	(0.19)	(0.18)	(0.20)	(0.22)	(0.05)
(0.19)	(0.42)	(0.11)	—	—	—
(0.34)	(0.61)	(0.29)	(0.20)	(0.22)	(0.05)
—*	—*	—*	—*	—*	—*
10.12	10.62	11.19	10.94	10.00	9.48
$ 376	$ 376	$ 306	$ 427	$ 310	$ 238

(1.40)% [c]	0.47%	4.97%	11.55%	7.93%	(4.70)% [c]
1.01 [d]	1.00	0.99	1.04	1.09	1.44 [d]
1.01 [d]	1.00	0.99	1.04	1.08	1.10 [d]
0.98 [d]	1.11	1.35	1.61	2.24	1.80 [d]
51 [c]	81	54	45	40	27 [c]

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$ 9.78

0.02 [f]
0.35
0.37

(0.03)
—
(0.03)
—
10.12
$ 10

3.75% [c]
0.72 [d]
0.71 [d]
1.14 [d]
51 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 10.00	$ 10.85	$ 11.19	$ 11.15	$ 10.86	$ 11.23
Income from Investment Operations
Net investment income/(loss)[a]	0.26 [f]	0.57 [f]	0.60	0.64	0.65	0.71
Net realized and unrealized gains/(losses) on investments	(0.24)	(0.66)	(0.05)	0.06	0.40	(0.24)
Total from investment operations	0.02	(0.09)	0.55	0.70	1.05	0.47
Less Distributions
Dividends from net investment income	(0.27)	(0.54)	(0.62)	(0.64)	(0.64)	(0.68)
Distributions from net realized capital gains[1]	—	(0.22)	(0.27)	(0.02)	(0.12)	(0.16)
Total distributions	(0.27)	(0.76)	(0.89)	(0.66)	(0.76)	(0.84)
Proceeds from redemption fees	—*	—*	—*	—*	—*	—*
Net asset value end of period	9.75	10.00	10.85	11.19	11.15	10.86
Net assets end of period (000s)	$1,765,772	$1,460,808	$1,707,788	$1,880,044	$2,172,751	$1,565,740
Ratios and Supplemental Data (%)
Total return[b]	0.31% [c]	(0.79)%	5.10%	6.55%	10.18%	4.49%
Ratio of total expenses to average net assets[2]	0.70 [d]	0.69	0.68	0.68	0.68	0.70
Ratio of net expenses to average net assets[a]	0.66 [d]	0.65	0.64	0.64	0.64	0.65
Ratio of net investment income (loss) to average net assets[a]	5.58 [d]	5.51	5.43	5.56	6.06	6.54
Portfolio turnover	22 [c]	49	48	57	32	47

	Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 10.02	$ 10.87	$ 11.21	$ 11.16	$ 10.87	$ 11.23
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [f]	0.53 [f]	0.59	0.66	0.61	0.69
Net realized and unrealized gains/(losses) on investments	(0.25)	(0.66)	(0.08)	0.01	0.40	(0.25)
Total from investment operations	—*	(0.13)	0.51	0.67	1.01	0.44
Less Distributions
Dividends from net investment income	(0.25)	(0.50)	(0.58)	(0.60)	(0.60)	(0.64)
Distributions from net realized capital gains[1]	—	(0.22)	(0.27)	(0.02)	(0.12)	(0.16)
Total distributions	(0.25)	(0.72)	(0.85)	(0.62)	(0.72)	(0.80)
Proceeds from redemption fees	—*	—*	—*	—*	—*	—*
Net asset value end of period	9.77	10.02	10.87	11.21	11.16	10.87
Net assets end of period (000s)	$ 94,349	$ 96,957	$ 100,194	$ 114,564	$ 154,604	$ 134,399
Ratios and Supplemental Data (%)
Total return[b]	0.11% [c]	(1.15)%	4.70%	6.22%	9.77%	4.18%
Ratio of total expenses to average net assets[2]	1.07 [d]	1.06	1.05	1.05	1.05	1.07
Ratio of net expenses to average net assets[a]	1.03 [d]	1.02	1.01	1.01	1.01	1.02
Ratio of net investment income (loss) to average net assets[a]	5.24 [d]	5.14	5.06	5.19	5.71	6.17
Portfolio turnover	22 [c]	49	48	57	32	47
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$10.02	$10.87	$11.21	$11.16	$10.87	$11.23

0.25 [f]	0.55 [f]	0.60	0.70	0.62	0.70
(0.24)	(0.67)	(0.08)	(0.02)	0.40	(0.25)
0.01	(0.12)	0.52	0.68	1.02	0.45

(0.26)	(0.51)	(0.59)	(0.61)	(0.61)	(0.65)
—	(0.22)	(0.27)	(0.02)	(0.12)	(0.16)
(0.26)	(0.73)	(0.86)	(0.63)	(0.73)	(0.81)
—*	—*	—*	—*	—*	—*
9.77	10.02	10.87	11.21	11.16	10.87
$4,340	$4,314	$4,773	$5,519	$9,571	$7,906

0.18% [c]	(1.03)%	4.82%	6.33%	9.90%	4.31%
0.95 [d]	0.94	0.93	0.93	0.93	0.95
0.91 [d]	0.90	0.89	0.89	0.89	0.90
5.35 [d]	5.26	5.18	5.32	5.81	6.29
22 [c]	49	48	57	32	47

Retirement Class
2-Month Period Ended April 30, 2016[g]
(Unaudited)
$ 9.40

0.08 [f]
0.39
0.47

(0.11)
—
(0.11)
—
9.76
$ 10

5.06% [c]
0.66 [d]
0.61 [d]
5.26 [d]
22 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 11.92	$ 12.28	$ 12.22	$ 13.03	$ 12.20	$ 13.18
Income from Investment Operations
Net investment income/(loss)[a]	0.16 [f]	0.34 [f]	0.25	0.30	0.36	0.34
Net realized and unrealized gains/(losses) on investments	0.08	(0.18)	0.16	(0.30)	0.76	(0.28)
Total from investment operations	0.24	0.16	0.41	—*	1.12	0.06
Less Distributions
Dividends from net investment income	(0.36)	(0.41)	(0.35)	(0.30)	(0.27)	(0.43)
Distributions from net realized capital gains[1]	(0.09)	(0.11)	—	(0.51)	(0.02)	(0.61)
Total distributions	(0.45)	(0.52)	(0.35)	(0.81)	(0.29)	(1.04)
Proceeds from redemption fees	—	—	—	—	—*	—
Net asset value end of period	11.71	11.92	12.28	12.22	13.03	12.20
Net assets end of period (000s)	$2,706,888	$2,874,705	$4,125,889	$6,626,361	$7,748,277	$7,374,510
Ratios and Supplemental Data (%)
Total return[b]	2.13% [c]	1.32%	3.40%	(0.05)%	9.34%	0.63%
Ratio of total expenses to average net assets[2]	0.59 [d]	0.58	0.56	0.56	0.57	0.57
Ratio of net expenses to average net assets[a]	0.52 [d]	0.52	0.54	0.53	0.54	0.53
Ratio of net expenses excluding interest expense to average net assets[a]	0.51 [d]	0.52	0.54	0.53	0.54	0.53
Ratio of net investment income (loss) to average net assets[a]	2.76 [d]	2.80	1.90	2.36	2.88	2.73
Portfolio turnover	259 [c]	586	439	446	473	666

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.15	$ 10.18	$ 10.41	$ 11.54	$ 11.38	$ 11.21
Income from Investment Operations
Net investment income/(loss)[a]	—* ,f	0.10 [f]	0.40	0.10	0.14	0.26
Net realized and unrealized gains/(losses) on investments	0.28	(0.43)	(0.20)	(0.84)	0.84	0.40
Total from investment operations	0.28	(0.33)	0.20	(0.74)	0.98	0.66
Less Distributions
Dividends from net investment income	(0.17)	(0.70)	(0.03)	(0.18)	(0.26)	(0.17)
Distributions from net realized capital gains[1]	—	—	(0.40)	(0.21)	(0.56)	(0.32)
Total distributions	(0.17)	(0.70)	(0.43)	(0.39)	(0.82)	(0.49)
Net asset value end of period	9.26	9.15	10.18	10.41	11.54	11.38
Net assets end of period (000s)	$ 114,175	$ 130,467	$ 169,969	$ 404,689	$ 507,576	$ 420,429
Ratios and Supplemental Data (%)
Total return[b]	3.10% [c]	(3.32)%	2.07%	(6.67)%	9.19%	6.38%
Ratio of total expenses to average net assets[2]	0.90 [d]	0.77	0.63	0.61	0.62	0.61
Ratio of net expenses to average net assets[a]	0.77 [d]	0.68	0.62	0.61	0.62	0.60
Ratio of net expenses excluding interest expense to average net assets[a]	0.56 [d]	0.58	0.60	0.59	0.59	0.60
Ratio of net investment income (loss) to average net assets[a]	(0.02) [d]	1.06	1.91	0.92	1.43	2.68
Portfolio turnover	248 [c]	531	427	285	287	340
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 11.93	$ 12.28	$ 12.23	$ 13.03	$ 12.20	$ 13.18

0.15	0.30 [f]	0.22	0.27	0.34	0.31
0.07	(0.16)	0.15	(0.29)	0.75	(0.29)
0.22	0.14	0.37	(0.02)	1.09	0.02

(0.34)	(0.38)	(0.32)	(0.27)	(0.24)	(0.39)
(0.09)	(0.11)	—	(0.51)	(0.02)	(0.61)
(0.43)	(0.49)	(0.32)	(0.78)	(0.26)	(1.00)
—	—	—	—	—*	—
11.72	11.93	12.28	12.23	13.03	12.20
$44,080	$57,874	$102,591	$138,575	$165,468	$173,377

1.99% [c]	1.13%	3.05%	(0.23)%	9.06%	0.37%
0.84 [d]	0.83	0.81	0.81	0.82	0.82
0.77 [d]	0.77	0.79	0.78	0.79	0.78
0.76 [d]	0.77	0.79	0.78	0.79	0.78
2.51 [d]	2.47	1.66	2.11	2.64	2.47
259 [c]	586	439	446	473	666

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 9.15	$ 10.17	$ 10.41	$ 11.55	$ 11.40	$ 11.23

(0.01) [f]	0.08 [f]	0.21	0.06	0.10	0.09
0.27	(0.42)	(0.03)	(0.84)	0.85	0.55
0.26	(0.34)	0.18	(0.78)	0.95	0.64

(0.16)	(0.68)	(0.02)	(0.15)	(0.24)	(0.15)
—	—	(0.40)	(0.21)	(0.56)	(0.32)
(0.16)	(0.68)	(0.42)	(0.36)	(0.80)	(0.47)
9.25	9.15	10.17	10.41	11.55	11.40
$ 2,838	$ 3,174	$ 3,481	$ 3,542	$ 4,968	$ 3,472

2.92% [c]	(3.47)%	1.81%	(6.94)%	8.88%	6.12%
1.15 [d]	1.02	0.88	0.86	0.87	0.87
1.02 [d]	0.93	0.87	0.86	0.87	0.85
0.81 [d]	0.83	0.85	0.84	0.84	0.85
(0.23) [d]	0.90	2.08	0.69	1.18	2.26
248 [c]	531	427	285	287	340

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	—* ,f	—* ,f	—*	—*	—*	—*
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—	—
Total from investment operations	—*	—*	—*	—*	—*	—*
Less Distributions
Dividends from net investment income	—*	—*	—*	—*	—*	—*
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	—*	—*	—*	—*	—*	—*
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$142,750	$176,781	$157,801	$137,042	$133,308	$130,758
Ratios and Supplemental Data (%)
Total return[b]	0.12% [c]	0.08%	0.06%	0.09%	0.08%	0.11%
Ratio of total expenses to average net assets[2]	0.35 [d]	0.32	0.30	0.31	0.33	0.33
Ratio of net expenses to average net assets[a]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a]	0.24 [d]	0.08	0.06	0.09	0.08	0.11

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	For the period May 1, 2011 (inception) through October 31, 2011.
f	Amounts are allocated based upon average shares outstanding during the period.
g	For the period March 1, 2016 (inception) through April 30, 2016.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$1.00	$1.00	$1.00

—* ,f	—* ,f	—*	—*	—*	—
—	—	—	—	—	—
—*	—*	—*	—*	—*	—

—*	—*	—*	—*	—*	—
—	—	—	—	—	—
—*	—*	—*	—*	—*	—
1.00	1.00	1.00	1.00	1.00	1.00
$1,661	$1,727	$2,177	$ 376	$ 331	$ 405

0.12% [c]	0.08%	0.06%	0.09%	0.08%	0.11%
0.60 [d]	0.57	0.55	0.56	0.58	0.59
—	—	—	—	—	—
0.25 [d]	0.07	0.06	0.09	0.08	0.11

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2016 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the six-month period, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the six-month period, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.
As of April 30, 2016, Harbor High-Yield Bond Fund did not have unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the six-month period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the six-month period, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the six-month period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the six-month period ended April 30, 2016 was $42,680,000 at a weighted average interest rate of 0.390% for the Harbor Bond Fund and $45,930,000 at a weighted average interest rate of 0.565% for the Harbor Real Return Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within each Fund’s Portfolio of Investments schedule.
Short Sales
During the six-month period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the six-month period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2016 for Harbor Bond Fund and Harbor Real Return Fund was $188,179,000 and $1,100,000, respectively.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the six-month period, Harbor Bond Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities. When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the six-month period, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at six-month period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the six-month period. During the six-month period ended April 30, 2016, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the six-month period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
New Accounting Pronouncement
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as reverse repurchase agreements and sale-buyback transactions, and the related contractual maturity terms of these secured transactions. The financial statements have been modified to provide these enhanced disclosures surrounding secured borrowing transactions, if any. The adoption of ASU 2014-11 had no impact on the Funds’ net assets or results of operations.
Money Market Fund Reform
Effective on March 1, 2016, the Harbor Money Market Fund began to operate as a “government money market fund,” as defined in Rule 2a-7 under the 1940 Act, pursuant to amendments to Rule 2a-7 that were adopted by the Securities and Exchange Commission.  As a “government money market fund” under Rule 2a-7, the Harbor Money Market Fund will (1) be permitted to use the amortized cost method of valuation to continue to seek to maintain a $1.00 share price and (2) not be subject to a liquidity fee and/or a redemption gate on fund redemptions. The Board of Trustees has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of a change in this policy.  In connection with operating as a “government money market fund,” the Harbor Money Market Fund will invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities).
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2016 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Covertible Securities Fund	$ –	$176,111	$ –	$205,740
Harbor High-Yield Bond Fund	–	639,854	–	332,984
Harbor Bond Fund	9,205,236	236,955	9,537,665	381,510
Harbor Real Return Fund	389,047	14,565	418,240	22,526

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Written Options
Transactions in written options for the six-month period ended April 30, 2016 are summarized as follows:
HARBOR BOND FUND
	Currency Options		Eurodollar Futures*		Swap Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	299,700,000	$ 3,297	—	$ —	1,272,300,000	$ 6,899
Options opened	486,800,000	4,417	6,201	2,176	429,300,000	1,757
Options closed	(191,400,000)	(1,337)	—	—	(21,100,000)	(61)
Options exercised	(107,900,000)	(956)	(5,538)	(1,875)	(4,100,000)	(36)
Options expired	(413,800,000)	(4,150)	—	—	(778,200,000)	(2,417)
Open at 4/30/2016	73,400,000	$ 1,271	663	$ 301	898,200,000	$ 6,142

	U.S. Government Obligation Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	14,000,000	$ 31	468	$ 217
Options opened	—	—	6,563	1,950
Options closed	—	—	(849)	(375)
Options exercised	—	—	(1,943)	(662)
Options expired	(14,000,000)	(31)	(4,239)	(1,130)
Open at 4/30/2016	—	$ —	—	$ —

*	Options in this category require periodic settlement of variation margin.
HARBOR REAL RETURN FUND
	British Pound Futures*		Currency Options		Eurodollar Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	105	$ 3	2,780,000	$ 39	—	$—
Options opened	119	6	3,370,000	21	7	5
Options closed	—	—	—	—	—	—
Options exercised	(78)	(6)	(1,770,000)	(17)	—	—
Options expired	—	—	(2,700,000)	(34)	—	—
Open at 4/30/2016	146	$ 3	1,680,000	$ 9	7	$ 5

	Swap Options
	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	36,200,000	$ 345
Options opened	53,100,000	368
Options closed	(4,300,000)	(145)
Options exercised	(22,600,000)	(80)
Options expired	(6,300,000)	(24)
Open at 4/30/2016	56,100,000	$ 464

*	Options in this category require periodic settlement of variation margin.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65%	0.65%
Harbor High-Yield Bond Fund	0.60 [a]	0.56%
Harbor Bond Fund	0.48 [b]	0.45%
Harbor Real Return Fund	0.48	0.48%
Harbor Money Market Fund	0.20 [c]	0.18%

a	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2017.
b	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets greater than $3 billion through February 28, 2018.
c	Effective March 1, 2016, the Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Effective March 1, 2016, Harbor Capital has entered into a contractual expense limitation agreement with Harbor Bond Fund limiting the total expenses, excluding interest expense, for the Fund to 0.51% for the Institutional Class and 0.76% for the Administrative Class. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the total expenses, excluding interest expense, for the Fund to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively.  Previously, Harbor Real Return Fund had entered into a contractual expense limitation agreement with Harbor Capital limiting the total expenses for the Fund to 0.57% and 0.82% for the Institutional Class and Administrative Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2017 for Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-months ended April 30, 2016 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.080% of the average daily net assets of all Institutional shares
Administrative Class	0.080% of the average daily net assets of all Administrative shares
Investor Class	0.200% of the average daily net assets of all Investor shares
Retirement Class	0.030% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On April 30, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	88,650	29,474	29,319	1,025	148,469	0.4%
Harbor High-Yield Bond Fund	62,312	—	—	1,076	63,388	0.0
Harbor Bond Fund	30,909	—	N/A	N/A	30,909	0.0
Harbor Real Return Fund	8,983	—	N/A	N/A	8,983	0.1
Harbor Money Market Fund	70,823,151	25,211	N/A	N/A	70,848,362	49.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $59,000 for the six-month period ended April 30, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2016 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 2
Harbor High-Yield Bond Fund	25
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund	$ 334,422	$ 10,396	$ (6,852)	$ 3,544
Harbor High-Yield Bond Fund*	1,858,821	40,545	(39,351)	1,194
Harbor Bond Fund	3,486,420	113,460	(47,830)	65,630
Harbor Real Return Fund*	145,355	3,280	(1,264)	2,016
Harbor Money Market Fund	149,802	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2016, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At April 30, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Investments, at value (purchased options)	$ 2,085	$ —	$ —	$ 2,085
Unrealized appreciation on open forward currency contracts	—	32,547	—	32,547
Unrealized appreciation on OTC swap agreements[b]	39	144	910	1,093
Variation margin on centrally cleared swap agreements[a,b]	2,581	—	—	2,581
Variation margin on options and futures contracts (futures)[a]	4,397	—	—	4,397
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(34,485)	—	$(34,485)
Unrealized depreciation on OTC swap agreements[b]	—	—	(1,152)	(1,152)
Variation margin on centrally cleared swap agreements[a,b]	(50,606)	—	—	(50,606)
Variation margin on options and futures contracts (futures)[a]	(8,525)	—	—	(8,525)
Variation margin on options and futures contracts (options)[a]	(461)	—	—	(461)
Written options, at value	(1,602)	(596)	—	(2,198)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Investments, at value (purchased options)	$ 225	$ —	—	$ 225
Unrealized appreciation on open forward currency contracts	—	412	—	412
Unrealized appreciation on OTC swap agreements[b]	397	—	23	420
Variation margin on centrally cleared swap agreements[a,b]	100	—	—	100
Variation margin on options and futures contracts (futures)[a]	51	—	—	51
Variation margin on options on futures contracts (options)[a]	1	—	—	1
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(656)	—	$ (656)
Unrealized depreciation on OTC swap agreements[b]	(1,322)	—	—	(1,322)
Variation margin on centrally cleared swap agreements[a,b]	(538)	—	(39)	(577)
Variation margin on options and futures contracts (futures)[a]	(16)	—	—	(16)
Variation margin on options and futures contracts (options)[a]	(5)	—	—	(5)
Written options, at value	(330)	(8)	—	(338)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $1,649 and $4 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2016, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$18,166	$ —	$ 18,166
Futures contracts	(434)	—	—	(434)
Investments (purchased options)	(485)	—	—	(485)
Investments sold short	(108)	—	—	(108)
Written options[a]	3,952	4,382	—	8,334
Swaps agreements	(34,911)	—	(595)	(35,506)
Net realized gain/(loss) on derivatives	$(31,986)	$22,548	$(595)	$(10,033)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(28,441)	$ —	$(28,441)
Futures contracts	1,714	—	—	1,714
Investments (purchased options)	(1,643)	—	—	(1,643)
Investments sold short	95	—	—	95
Written options	1,037	(1,422)	(119)	(504)
Swaps agreements	(6,533)	144	21	(6,368)
Change in unrealized appreciation/(depreciation) on derivatives	$(5,330)	$(29,719)	$ (98)	$(35,147)
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ 4	$—	$ —	$ 4
Futures contracts	(325)	—	—	(325)
Investments sold short	(7)	—	—	(7)
Investments (purchased options)	(179)	—	—	(179)
Written options	136	34	—	170
Swaps agreements	(2,755)	—	(34)	(2,789)
Net realized gain/(loss) on derivatives	$(3,126)	$ 34	$(34)	$(3,126)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$ 11	$ —	$ 11
Futures contracts	93	—	—	93
Investments (purchased options)	(19)	—	—	(19)
Investments sold short	1	—	—	1
Written options	5	(5)	2	2
Swaps agreements	1,705	—	(72)	1,633
Change in unrealized appreciation/(depreciation) on derivatives	$1,785	$ 6	$(70)	$1,721

a	Net of currency gain of $7 for Harbor Bond Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Funds may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2016, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2016, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2016, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2016, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2016:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Deutsche Bank	$12,000	$—	$ —	$ —	$ 12,000	$(12,000)	$ —
State Street Bank	14,430	—	—	—	14,430	(14,430)	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(3,795)	—	(3,795)	65	(3,730)
BNP Paribas NY	—	—	(1,448)	—	(1,448)	—	(1,448)
Morgan Stanley Co. Inc.	—	—	—	(29,634)	(29,634)	11	(29,623)
Total Borrowings and Other Financing Transactions	$26,430	$—	$(5,243)	$(29,634)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
State Street Bank	$222	$—	$ —	$—	$ 222	$(222)	$ —
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(23,275)	—	(23,275)	—	(23,275)
BNP Paribas NY	—	—	(2,418)	—	(2,418)	—	(2,418)
UBS Securities LLC	—	—	(1,272)	—	(1,272)		(1,272)
Total Borrowings and Other Financing Transactions	$222	$—	$(26,965)	$—
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Bank of America NA	$ —	$ —	$ 1	$ 1	$ —	$ —	$ —	$ —	$ 1	$ —	$ 1
Barclays Bank plc	4,616	—	156	4,772	(182)	—	(45)	(227)	4,545	—	4,545
Barclays Capital	357	—	—	357	(109)	—	—	(109)	248	—	248
BNP Paribas SA	1,233	—	101	1,334	(2,528)	(13)	—	(2,541)	(1,207)	1,207	—
Citibank NA	2,066	4	245	2,315	(7,610)	(32)	(389)	(8,031)	(5,716)	—	(5,716)
Credit Suisse International	23	—	—	23	(358)	(162)	—	(520)	(497)	257	(240)
Deutsche Bank AG	7,046	—	70	7,116	(2,645)	(5)	(67)	(2,717)	4,399	—	4,399
Goldman Sachs Bank USA	2,091	549	182	2,822	(9,873)	(359)	—	(10,232)	(7,410)	4,433	(2,977)
Goldman Sachs International	—	—	290	290	—	—	(364)	(364)	(74)	74	—
HSBC Bank USA	1,709	—	—	1,709	(2,883)	—	—	(2,883)	(1,174)	—	(1,174)
HSBC Bank USA NA	—	—	—	—	—	(93)	(6)	(99)	(99)	99	—
JP Morgan Chase Bank	1,971	—	—	1,971	(1,617)	—	—	(1,617)	354	—	354
JP Morgan Chase Bank NA	6,399	716	—	7,115	(4,590)	(1,015)	(173)	(5,778)	1,337	—	1,337
Morgan Stanley Capital Services LLC	—	816	48	864	—	(519)	(108)	(627)	237	65	302
Royal Bank of Scotland plc	—	—	—	—	(16)	—	—	(16)	(16)	—	(16)
Société Générale	333	—	—	333	(348)	—	—	(348)	(15)	—	(15)
UBS AG	4,703	—	—	4,703	(1,726)	—	—	(1,726)	2,977	—	2,977
Total Over-the-Counter Exposure	$32,547	$2,085	$1,093	$35,725	$(34,485)	$(2,198)	$(1,152)	$(37,835)

*	Of the total collateral received and/or pledged listed in the table above, cash of $65,000 has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 10	$ —	$ 7	$ 17	$ (41)	$ (1)	$ (98)	$ (140)	$ (123)	$ —	$(123)
BNP Paribas SA	—	—	57	57	(7)	(5)	(437)	(449)	(392)	362	(30)
Citibank NA	116	—	107	223	(63)	(1)	(2)	(66)	157	—	157
Credit Suisse International	1	2	10	13	(12)	(56)	(1)	(69)	(56)	—	(56)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Deutsche Bank AG	$ —	$ 56	$ 33	$ 89	$ —	$ (61)	$ (247)	$ (308)	$ (219)	$203	$ (16)
Goldman Sachs Bank USA	43	2	142	187	(80)	(9)	(167)	(256)	(69)	—	(69)
Goldman Sachs International	—	—	2	2	—	—	—	—	2	—	2
HSBC Bank USA	96	—	—	96	(234)	—	—	(234)	(138)	—	(138)
JP Morgan Chase Bank	12	—	—	12	(166)	—	—	(166)	(154)	—	(154)
JP Morgan Chase Bank NA	27	—	22	49	(35)	(38)	(1)	(74)	(25)	—	(25)
Morgan Stanley Capital Services LLC	—	163	37	200	—	(167)	—	(167)	33	—	33
Royal Bank of Scotland plc	—	2	—	2	—	—	(364)	(364)	(362)	325	(37)
Société Générale	—	—	—	—	(5)	—	—	(5)	(5)	—	(5)
UBS AG	107	—	—	107	(13)	—	—	(13)	94	—	94
UBS AG Stamford	—	—	3	3	—	—	(5)	(5)	(2)	—	(2)
Total Over-the-Counter Exposure	$412	$225	$420	$1,057	$(656)	$(338)	$(1,322)	$(2,316)	$(1,259)

*	Of the total collateral received and/or pledged listed in the table above, cash of $10,000 has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.75	$1,000	$ 986.30
Hypothetical (5% return)		3.82	1,000	1,020.99
Administrative Class	1.01%
Actual		$4.98	$1,000	$ 986.00
Hypothetical (5% return)		5.07	1,000	1,019.72
Investor Class	1.13%
Actual		$5.58	$1,000	$ 985.40
Hypothetical (5% return)		5.67	1,000	1,019.10
Retirement Class	0.71%
Actual		$3.51	$1,000	$ 986.50
Hypothetical (5% return)		3.57	1,000	1,021.25

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor High-Yield Bond Fund
Institutional Class	0.66%
Actual		$3.29	$1,000	$1,003.10
Hypothetical (5% return)		3.32	1,000	1,021.50
Administrative Class	0.91%
Actual		$4.53	$1,000	$1,001.80
Hypothetical (5% return)		4.57	1,000	1,020.23
Investor Class	1.03%
Actual		$5.12	$1,000	$1,001.10
Hypothetical (5% return)		5.17	1,000	1,019.61
Retirement Class	0.61%
Actual		$3.04	$1,000	$1,004.20
Hypothetical (5% return)		3.07	1,000	1,021.75
Harbor Bond Fund
Institutional Class	0.51%
Actual		$2.57	$1,000	$1,021.30
Hypothetical (5% return)		2.56	1,000	1,022.26
Administrative Class	0.76%
Actual		$3.82	$1,000	$1,019.90
Hypothetical (5% return)		3.82	1,000	1,020.99
Harbor Real Return Fund
Institutional Class	0.56%
Actual		$2.82	$1,000	$1,031.00
Hypothetical (5% return)		2.82	1,000	1,022.01
Administrative Class	0.81%
Actual		$4.09	$1,000	$1,029.20
Hypothetical (5% return)		4.07	1,000	1,020.74
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,001.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,001.20
Hypothetical (5% return)		0.00	1,000	1,024.86

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 28 and 29 and March 1, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”), with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Access Data Corp., a Broadridge entity (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received presentations at the Meeting by investment professionals from the Subadvisers for Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor Money Market Fund at a meeting of the Board of Trustees held in 2015. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Fund’s performance, advisory fees, and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative performance, fee and expense information they considered relevant to their deliberations.
Harbor Convertible Securities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Convertible Securities Fund (inception date May 1, 2011), the Trustees noted the Fund’s Institutional Class underperformance relative to its Broadridge group and universe medians for the three-year, four-year and since inception periods ended December 31, 2015 and its outperformance relative to its Broadridge group and universe medians for the one- and two-year periods ended December 31, 2015. The Fund’s one- and three-year rolling returns as of December 31, 2015 ranked in the first and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had outperformed its benchmark, the Bank of America Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-year period ended December 31, 2015 but had underperformed its benchmark for the three-year and since inception periods ended December 31, 2015. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Shenkman Capital Management, Inc. (“Shenkman Capital”) in this strategy.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $1 billion in assets in this asset class, out of a firm-wide total of $28.7 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, including the lead portfolio manager’s experience prior to joining Shenkman Capital.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $400 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group and universe medians. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s Institutional Class underperformance relative to its Broadridge group and universe medians for each of the three-, four- and five-year periods ended December 31, 2015. The Fund’s one- and two-year performance exceeded the Broadridge group and universe medians for the period ended December 31, 2015. The Fund’s one-, three- and five-year rolling returns as of December 31, 2015 ranked in the second, third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmarks, the Bank of America Merrill Lynch U.S. High Yield Index and the Bank of America Merrill Lynch U.S. Non-Distressed High Yield Index, for the three-, five- and ten-year periods ended December 31, 2015. The Fund underperformed the Bank of America Merrill Lynch U.S. Non-Distressed High Yield Index for the one-year period ended December 31, 2015, but outperformed the Bank of America Merrill Lynch U.S. High Yield Index during the same period. The Trustees observed that the periods in which the Fund had underperformed had been characterized by outperformance in the lower credits quality end of the high yield sector, and that the Fund’s subadviser had a history of underperforming in these periods and outperforming in periods where higher quality high yield bonds outperformed.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $11.1 billion in assets in this asset class, out of a firm-wide total of $28.7 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, one of whom is the founder of the firm.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.575 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Trustees considered the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Broadridge group and universe medians for the one- and two-year periods ended December 31, 2015 and its underperformance relative to its Broadridge group and universe medians for the three-, four- and five-year periods ended December 31, 2015. The Fund’s one-, three- and five-year rolling returns as of December 31, 2015 ranked in the second, third and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the ten-year period ended December 31, 2015 while underperforming its benchmark index for the one-, three- and five-year periods ended December 31, 2015.
The Trustees considered the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $196.5 billion in “total return” assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s co-portfolio managers each had significant experience in the bond markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.95 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below both the Broadridge group and universe medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s Institutional Class outperformance relative to its Broadridge group and universe medians for the four- and five-year periods ended December 31, 2015. The Fund underperformed its Broadridge group and universe medians for the one-, two- and three-year periods ended December 31, 2015. According to

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 were ranked in the third, fourth and second quartiles, respectively. The Trustees also considered the fact that the Fund underperformed its benchmark, the Barclays U.S. TIPS Index, for the one-, three- and five-year periods ended December 31, 2015.
The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $53.4 billion in “real return” assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/TIPS market.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Broadridge universe and group medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2017. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2015 according to Broadridge. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2015 were each ranked in the first quartile. The Trustees considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the one-, three-, five- and ten-year periods ended December 31, 2015.
The Trustees noted the fact that the Fund does not have asset levels comparable to many of its Broadridge peers, some of which are very large institutional-oriented money market funds. The Trustees also noted that the Fund would be converting to a “government money market fund,” as defined in Rule 2a-7 under the 1940 Act, effective March 1, 2016.
The Trustees considered the expertise of Fischer Francis Trees & Watts, Inc. (“FFTW”) in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $12.04 billion of short duration assets, out of a firm-wide total of approximately $41.33 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class both with FFTW and at prior advisory firms.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses that the Adviser proposed to continue until at least February 28, 2017. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.
* * *
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	30	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	30	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	30	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (75) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (63) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.FI.0416

Semi-Annual Report
April 30, 2016
Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	HARAX	HARBX	HARCX
Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX
Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX
Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX
Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX
Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX
Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX
Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX
Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX
Harbor Target Retirement 2055 Fund	HATRX	HATAX	HATTX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2016
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	1.10%	0.99%	0.99%
Harbor Target Retirement 2015 Fund	0.62	0.53	0.62
Harbor Target Retirement 2020 Fund	0.22	0.23	0.22
Harbor Target Retirement 2025 Fund	-0.03	-0.02	-0.02
Harbor Target Retirement 2030 Fund	-0.39	-0.50	-0.50
Harbor Target Retirement 2035 Fund	-0.79	-0.72	-0.72
Harbor Target Retirement 2040 Fund	-1.05	-1.04	-1.04
Harbor Target Retirement 2045 Fund	-1.48	-1.48	-1.48
Harbor Target Retirement 2050 Fund	-1.90	-1.90	-1.90
Harbor Target Retirement 2055 Fund	-1.96	-1.95	-1.95

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2016
Barclays U.S. Aggregate Bond; domestic bonds	2.82%
MSCI EAFE (ND); international equity	-3.07
Russell 3000®; entire U.S. stock market	0.06
1

Harbor Target Retirement Funds
Semi-Annual Report Overview—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2016
EQUITY AND COMMODITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	-6.59%	-2.52%	10.99%	7.59%	11.06%	N/A	N/A	12/29/1987	0.65% [d]	0.70%
Harbor Mid Cap Growth Fund	-5.24	-10.12	5.99	6.02	2.93	N/A	N/A	11/01/2000	0.86	0.86
Harbor Small Cap Growth Fund	-6.30	-12.28	6.54	6.21	7.53	N/A	N/A	11/01/2000	0.86	0.86
Harbor Small Cap Growth Opportunities Fund	-1.49	-7.25	N/A	N/A	0.92	N/A	N/A	02/01/2014	0.92	0.92
Harbor Large Cap Value Fund	1.56	1.84	11.45	6.49	9.68	N/A	N/A	12/29/1987	0.68 [e]	0.72
Harbor Mid Cap Value Fund	-1.42	-4.76	10.43	6.90	7.61	N/A	N/A	03/01/2002	0.88 [d]	0.88
Harbor Small Cap Value Fund	1.20	-2.63	8.63	5.27	9.63	N/A	N/A	12/14/2001	0.87	0.87
Harbor International Fund	-2.68	-10.97	0.72	3.34	10.76	N/A	N/A	12/29/1987	0.76 [d]	0.78
Harbor Diversified International All Cap Fund	-2.85	N/A	N/A	N/A	-2.85	N/A	N/A	11/02/2015	0.85 [e]	1.57
Harbor International Small Cap Fund	N/A	N/A	N/A	N/A	5.10	N/A	N/A	02/01/2016	0.95 [e]	2.90
Harbor International Growth Fund	-0.96	-6.96	1.05	1.44	3.17	N/A	N/A	11/01/1993	0.85 [e]	0.91
Harbor Global Growth Fund	-4.09	-4.96	7.20	N/A	17.70	N/A	N/A	03/01/2009	0.90 [e]	1.03
Harbor Emerging Markets Equity Fund	-1.67	-22.49	N/A	N/A	-9.48	N/A	N/A	11/01/2013	1.15 [e]	1.49
Harbor Commodity Real Return Strategy Fund	-1.38	-18.73	-13.33	N/A	-7.91	N/A	N/A	09/02/2008	1.08 [e]	1.30
FIXED INCOME
Harbor Unconstrained Bond Fund	1.00%	-1.94%	1.85%	N/A	2.16%	N/A	N/A	04/01/2010	0.81% [e]	1.61%
Harbor Convertible Securities Fund	-1.37	-3.58	3.84	N/A	3.84	N/A	N/A	05/01/2011	0.77	0.77
Harbor High-Yield Bond Fund	0.31	-2.82	4.14	5.84	6.94	N/A	N/A	12/01/2002	0.67 [d]	0.71
Harbor Bond Fund	2.13	1.28	3.18	5.63	7.28	N/A	N/A	12/29/1987	0.51 [e,f]	0.60
Harbor Real Return Fund	3.10	-0.35	1.81	4.40	4.11	N/A	N/A	12/01/2005	0.64 [e]	0.79
SHORT-TERM
Harbor Money Market Fund	0.12%	0.16%	0.09%	1.17%	3.35%	0.30%	-0.49%	12/29/1987	0.28% [d,e]	0.34%

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period.
c	Does not reflect reimbursements or waivers currently in effect.
d	Reflective of a contractual management fee waiver effective through February 28, 2017.
e	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
f	Reflective of a contractual management fee waiver effective through February 28, 2018.
2

Harbor Target Retirement Funds
Semi-Annual Report Overview—Continued

Target Asset Allocation
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.
Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF April 30, 2016
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity and Commodity
Harbor Capital Appreciation Fund	11%	11%	10%	8%	7%	6%	5%	4%	3%	3%
Harbor Mid Cap Growth Fund	6	6	5	4	4	3	2	2	2	1
Harbor Small Cap Growth Fund	5	5	5	4	3	3	2	2	1	1
Harbor Large Cap Value Fund	14	13	11	10	8	7	6	5	4	3
Harbor Mid Cap Value Fund	9	8	7	6	6	4	4	3	3	2
Harbor Small Cap Value Fund	6	6	5	5	4	3	2	2	2	1
Harbor International Fund	20	19	17	15	12	10	8	7	6	5
Harbor International Growth Fund	14	13	12	10	9	7	6	5	4	3
Harbor Global Growth Fund	5	4	4	3	3	2	2	2	1	1
Harbor Commodity Real Return Strategy Fund	3	4	4	5	5	5	4	3	1	0
Total Equity and Commodity	93	89	80	70	61	50	41	35	27	20
Fixed Income
Harbor Unconstrained Bond Fund	1%	1%	2%	3%	4%	5%	6%	6%	6%	6%
Harbor Convertible Securities Fund	0	0	0	0	1	4	5	3	0	0
Harbor High-Yield Bond Fund	3	4	8	11	13	15	16	15	12	11
Harbor Bond Fund	3	6	10	15	19	21	25	29	34	37
Harbor Real Return Fund	0	0	0	1	2	5	7	9	13	16
Total Fixed Income	7	11	20	30	39	50	59	62	65	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	3%	8%	10%
Total Short-Term	0	0	0	0	0	0	0	3	8	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
3

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4

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Concerns about economic growth contributed to market volatility of the first half of fiscal 2016. Such concerns led to generally flat domestic equity markets, negative returns for international stocks and modest gains for fixed income investments. In such an environment, returns of the Harbor Target Retirement Funds lagged expectations for the longer term.
Harbor Target Retirement Funds
In a flat domestic equity market, Harbor’s domestic equity funds generally trailed benchmarks in the fiscal first half. The two Harbor domestic equity funds with the largest allocations in the Harbor Target Retirement Funds are the Harbor Capital Appreciation Fund and the Harbor Large Cap Value Fund.
The returns of both Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund both trailed benchmarks in the fiscal first half of 2016. Harbor Capital Appreciation Fund had a return of -6.59%, underperforming its Russell 1000® Growth Index benchmark by 522 basis points. A basis point is one-hundredth of one percentage point. Harbor Large Cap Value Fund returned 1.56% which was 37 basis points behind its benchmark, the Russell 1000® Value Index. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
International markets had generally negative returns in the first six months of fiscal 2016. Harbor International Fund, which has the largest single weighting of any equity fund in the portfolios, had a return of -2.68%, beating the MSCI EAFE (ND) Index benchmark by 39 basis points. Harbor International Growth Fund posted a return of -0.96%, outperforming its MSCI All Country World Ex. U.S. (ND) Index benchmark by 79 basis points.
Harbor Bond Fund, with the largest fixed income component of the portfolios, had a return of 2.13%, lagging the Barclays U.S. Aggregate Bond Index by 69 basis points.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of the target retirement funds can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended April 30, 2016
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	-0.07%	-0.83%	10.28%	6.93%	9.82%
S&P 500 (large cap stocks)	0.43	1.21	11.02	6.91	9.99
Russell Midcap® (mid cap stocks)	0.81	-2.14	9.88	7.49	11.26
Russell 2000® (small cap stocks)	-1.90	-5.94	6.98	5.42	8.58
Russell 3000® Growth	-1.64	0.32	11.09	8.03	9.16
Russell 3000® Value	1.87	-0.68	9.85	5.58	10.17
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.07%	-9.32%	1.69%	1.61%	6.24%
MSCI World (ND) (global stocks)	-1.05	-4.17	5.96	4.13	7.57
MSCI All Country World (ND) (global stocks)	-0.94	-5.66	4.69	3.89	N/A
MSCI Emerging Markets (ND) (emerging markets)	-0.13	-17.87	-4.61	2.36	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-2.06%	-17.45%	-13.32%	-6.01%	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	2.23%	-1.36%	5.22%	7.20%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	2.82	2.72	3.60	4.95	6.58%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.14	0.15	0.08	1.12	3.64
Barclays U.S. TIPS (inflation-linked bonds)	3.89	1.12	2.58	4.67	N/A
Domestic Equity
U.S. stocks had a roller coaster start to the fiscal year, finishing the first six months of fiscal 2016 about flat. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of -0.07% for the six months ended April 30, 2016. Large cap stocks generally outperformed small cap stocks. Value stocks outperformed growth stocks.
Concerns about slowing economic growth and slowing earnings growth were key factors affecting U.S. stocks. China showed signs of slowing growth. The slowing growth in China and other countries caused commodities prices, including the price of oil, to remain weak. The U.S. continued to show modest economic growth. U.S. corporate earnings appeared to plateau. In late 2015, the Federal Reserve (Fed) took its first small step to normalize short-term rates. Later in the fiscal first half, the Fed indicated further steps to normalize rates may occur more slowly than the markets expected. Central banks in Europe and other countries continued to provide stimuli to enhance economic growth.
5

International and Global Equity
Concerns about economic growth weighed on international markets in the fiscal first six months. International stock markets moved lower. Shares of companies based in developed overseas markets returned -3.07%, as measured by the MSCI EAFE (ND) Index, even though returns were aided by a weak U.S. dollar. Emerging markets equities returned -0.13%, as measured by the MSCI Emerging Markets (ND) Index. The MSCI World (ND) Index, a measure of global equities including the U.S., had a return of -1.05%. (All international and global returns are in U.S. dollars.)
Strategic Markets and Fixed Income
Commodity markets finished lower for the first half of fiscal 2016, driven primarily by concerns about economic growth. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -2.06%.
Low or negative rates in some markets, the Fed’s cautious approach to raising short-term rates and the moderate growth of the U.S. economy made the domestic fixed income markets relatively attractive for many investors in the fiscal first half.
Fixed income markets generated modest gains in the first half of fiscal 2016. The broad U.S. investment-grade bond market returned 2.82% for the fiscal first half, as measured by the Barclays U.S. Aggregate Bond Index. Below investment-grade bonds returned 2.23%, as measured by the BofA Merrill Lynch U.S. High Yield Index.
Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, returned 3.89%.
Money market investments had slightly higher although still low returns as the Fed’s December 2015 increase in the federal funds rate moved the federal funds target range up 25 basis points from 0.25% to 0.50%.
A Diversified Portfolio
The market returns of the fiscal first half provide some helpful reminders. U.S equity markets were generally flat. Equity markets outside the U.S. had negative returns. Fixed income markets had modest returns. The returns of markets can vary from month to month, quarter to quarter and year to year. Markets are uncertain. A diversified portfolio of stocks, bonds and cash invested in an allocation consistent with your financial objectives and tolerance for risk can help you manage your assets through the uncertainty of the markets.
At Harbor Funds, we offer a range of actively-managed target retirement funds, equity, strategic markets and fixed income funds to assist investors in establishing an investment plan to help achieve their long-term goals.
Thank you for your investment in Harbor Funds.
June 24, 2016

David G. Van Hooser
Chairman
6

Harbor Target Retirement Income Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Current income and some capital appreciation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement Income Fund recorded a return of 1.10% (Institutional Class) and 0.99% (Administrative and Investor Classes) for the six month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds along with short-term money market securities provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522

7

Harbor Target Retirement Income Fund
Managers' Commentary—Continued

basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Target Retirement Income Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600
Cusip	411511371
Ticker	HARAX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$13,460

ADMINISTRATIVE CLASS

Fund #	2700
Cusip	411511363
Ticker	HARBX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2800
Cusip	411511355
Ticker	HARCX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$16
Asset Allocation (% of investments)
Equity
Harbor International Fund	4.5%
Harbor International Growth Fund	3.1%
Harbor Large Cap Value Fund	3.0%
Harbor Capital Appreciation Fund	2.5%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.4%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.2%
Harbor Global Growth Fund	1.1%
Fixed Income
Harbor Bond Fund	37.1%
Harbor Real Return Fund	15.5%
Harbor High-Yield Bond Fund	11.1%
Harbor Unconstrained Bond Fund	6.3%
Short-Term Investments
Harbor Money Market Fund	9.9%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
9

Harbor Target Retirement Income Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	1.10%	-0.94%	3.60%	6.09%	01/02/2009	$15,419
Administrative Class	0.99	-0.95	3.58	6.07	01/02/2009	15,402
Investor Class	0.99	-0.95	3.58	6.07	01/02/2009	15,402
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Institutional Class), 0.87% (Administrative Class) and 0.99% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
10

Harbor Target Retirement Income Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—20.1%
Shares		Value
5,895	Harbor Capital Appreciation Fund	$ 337
21,437	Harbor Mid Cap Growth Fund	175
13,994	Harbor Small Cap Growth Fund	158
35,072	Harbor Large Cap Value Fund	412
13,666	Harbor Mid Cap Value Fund	264
7,570	Harbor Small Cap Value Fund	193
9,982	Harbor International Fund	609
33,713	Harbor International Growth Fund	420
7,055	Harbor Global Growth Fund	143
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $2,765)		2,711

HARBOR FIXED INCOME FUNDS—70.0%
85,001	Harbor Unconstrained Bond Fund	842
153,884	Harbor High-Yield Bond Fund	1,500
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value
427,484	Harbor Bond Fund	$ 5,006
225,799	Harbor Real Return Fund	2,091
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $10,034)		9,439

SHORT-TERM INVESTMENTS—9.9%
(Cost $1,341)
1,340,671	Harbor Money Market Fund	1,341
TOTAL INVESTMENTS—100.0%
(Cost $14,140)		13,491
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$13,491

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2015 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2015 Fund recorded a return of 0.62% (Institutional and Investor Classes) and 0.53% (Administrative Class) for the six month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds along with short-term money market securities provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities and commodities.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522

12

Harbor Target Retirement 2015 Fund
Managers' Commentary—Continued

basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Target Retirement 2015 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602
Cusip	411511314
Ticker	HARGX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$7,436

ADMINISTRATIVE CLASS

Fund #	2702
Cusip	411511298
Ticker	HARHX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2802
Cusip	411511280
Ticker	HARIX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$17
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	5.8%
Harbor International Growth Fund	4.0%
Harbor Large Cap Value Fund	3.9%
Harbor Capital Appreciation Fund	3.2%
Harbor Mid Cap Value Fund	2.5%
Harbor Small Cap Value Fund	1.8%
Harbor Mid Cap Growth Fund	1.7%
Harbor Small Cap Growth Fund	1.5%
Harbor Global Growth Fund	1.4%
Harbor Commodity Real Return Strategy Fund	1.3%
Fixed Income
Harbor Bond Fund	33.9%
Harbor Real Return Fund	12.5%
Harbor High-Yield Bond Fund	12.1%
Harbor Unconstrained Bond Fund	6.2%
Short-Term Investments
Harbor Money Market Fund	8.2%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
14

Harbor Target Retirement 2015 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	0.62%	-1.84%	3.71%	7.39%	01/02/2009	$16,861
Administrative Class	0.53	-1.84	3.69	7.38	01/02/2009	16,847
Investor Class	0.62	-1.84	3.71	7.39	01/02/2009	16,861
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
15

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—27.1%
Shares		Value
4,267	Harbor Capital Appreciation Fund	$ 243
15,400	Harbor Mid Cap Growth Fund	126
10,079	Harbor Small Cap Growth Fund	114
24,982	Harbor Large Cap Value Fund	293
9,752	Harbor Mid Cap Value Fund	189
5,412	Harbor Small Cap Value Fund	138
7,065	Harbor International Fund	431
23,958	Harbor International Growth Fund	298
5,089	Harbor Global Growth Fund	103
25,403	Harbor Commodity Real Return Strategy Fund	94
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $2,107)		2,029

HARBOR FIXED INCOME FUNDS—64.7%
46,909	Harbor Unconstrained Bond Fund	465
92,941	Harbor High-Yield Bond Fund	906
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value
216,093	Harbor Bond Fund	$2,531
100,452	Harbor Real Return Fund	930
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $5,068)		4,832

SHORT-TERM INVESTMENTS—8.2%
(Cost $609)
608,566	Harbor Money Market Fund	609
TOTAL INVESTMENTS—100.0%
(Cost $7,784)		7,470
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$7,470

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2020 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2020 Fund recorded a return of 0.22% (Institutional and Investor Classes) and 0.23% (Administrative Class) for the 6 month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds along with short-term money market securities provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities, convertibles and commodities.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522

17

Harbor Target Retirement 2020 Fund
Managers' Commentary—Continued

basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Target Retirement 2020 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603
Cusip	411511272
Ticker	HARJX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$25,138

ADMINISTRATIVE CLASS

Fund #	2703
Cusip	411511264
Ticker	HARKX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2803
Cusip	411511256
Ticker	HARLX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$18
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	7.3%
Harbor International Growth Fund	5.1%
Harbor Large Cap Value Fund	5.0%
Harbor Capital Appreciation Fund	4.1%
Harbor Mid Cap Value Fund	3.2%
Harbor Commodity Real Return Strategy Fund	2.7%
Harbor Small Cap Value Fund	2.3%
Harbor Mid Cap Growth Fund	2.1%
Harbor Small Cap Growth Fund	1.9%
Harbor Global Growth Fund	1.8%
Fixed Income
Harbor Bond Fund	28.6%
Harbor High-Yield Bond Fund	14.6%
Harbor Real Return Fund	9.3%
Harbor Unconstrained Bond Fund	6.2%
Harbor Convertible Securities Fund	3.0%
Short-Term Investments
Harbor Money Market Fund	2.8%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
19

Harbor Target Retirement 2020 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	0.22%	-2.62%	3.87%	7.91%	01/02/2009	$17,471
Administrative Class	0.23	-2.61	3.90	7.92	01/02/2009	17,478
Investor Class	0.22	-2.62	3.87	7.91	01/02/2009	17,473
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
20

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—35.5%
Shares		Value
18,310	Harbor Capital Appreciation Fund	$ 1,045
65,714	Harbor Mid Cap Growth Fund	538
42,613	Harbor Small Cap Growth Fund	482
106,250	Harbor Large Cap Value Fund	1,247
41,586	Harbor Mid Cap Value Fund	804
23,018	Harbor Small Cap Value Fund	587
30,078	Harbor International Fund	1,834
102,183	Harbor International Growth Fund	1,273
21,798	Harbor Global Growth Fund	441
187,075	Harbor Commodity Real Return Strategy Fund	690
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $9,287)		8,941

HARBOR FIXED INCOME FUNDS—61.7%
157,905	Harbor Unconstrained Bond Fund	1,565
73,676	Harbor Convertible Securities Fund	746
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value
376,371	Harbor High-Yield Bond Fund	$ 3,670
615,015	Harbor Bond Fund	7,202
253,305	Harbor Real Return Fund	2,345
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $16,420)		15,528

SHORT-TERM INVESTMENTS—2.8%
(Cost $704)
703,573	Harbor Money Market Fund	704
TOTAL INVESTMENTS—100.0%
(Cost $26,411)		25,173
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$25,173

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2025 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016.  U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red.  Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns.  Commodities as a group once again finished the period at price levels lower than they started.  Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period.  In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps.  Value outperformed growth across these three market cap segments.  The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year.  Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%).  Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period.  The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half.  (All international and global returns are in U.S. dollars.)  Most of the large developed non-U.S. markets were in the red for the period.  The United Kingdom had the worst showing, losing in excess of 5%.  Australia’s market returned the most, gaining over 10%.  Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors.  Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year.  The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%.  The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well.  As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30.  The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher.  A weaker area was convertible securities.  As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%.  Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2025 Fund recorded a return of -0.03% (Institutional Class) and -0.02% (Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities, convertibles and commodities.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522

22

Harbor Target Retirement 2025 Fund
Managers' Commentary—Continued

basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Target Retirement 2025 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604
Cusip	411511249
Ticker	HARMX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$11,630

ADMINISTRATIVE CLASS

Fund #	2704
Cusip	411511231
Ticker	HARNX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2804
Cusip	411511223
Ticker	HAROX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$18
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	8.4%
Harbor International Growth Fund	5.8%
Harbor Large Cap Value Fund	5.7%
Harbor Capital Appreciation Fund	4.8%
Harbor Commodity Real Return Strategy Fund	3.7%
Harbor Mid Cap Value Fund	3.7%
Harbor Small Cap Value Fund	2.6%
Harbor Mid Cap Growth Fund	2.4%
Harbor Small Cap Growth Fund	2.2%
Harbor Global Growth Fund	2.0%
Fixed Income
Harbor Bond Fund	24.9%
Harbor High-Yield Bond Fund	16.0%
Harbor Real Return Fund	7.2%
Harbor Unconstrained Bond Fund	5.9%
Harbor Convertible Securities Fund	4.7%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
24

Harbor Target Retirement 2025 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	-0.03%	-3.17%	3.83%	8.40%	01/02/2009	$18,053
Administrative Class	-0.02	-3.17	3.83	8.40	01/02/2009	18,055
Investor Class	-0.02	-3.17	3.83	8.40	01/02/2009	18,055
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
25

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—41.3%
Shares		Value
9,782	Harbor Capital Appreciation Fund	$ 558
34,827	Harbor Mid Cap Growth Fund	285
22,709	Harbor Small Cap Growth Fund	257
56,346	Harbor Large Cap Value Fund	662
22,114	Harbor Mid Cap Value Fund	428
12,171	Harbor Small Cap Value Fund	310
16,052	Harbor International Fund	979
54,479	Harbor International Growth Fund	679
11,677	Harbor Global Growth Fund	236
116,319	Harbor Commodity Real Return Strategy Fund	429
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $5,053)		4,823

HARBOR FIXED INCOME FUNDS—58.7%
Shares		Value
68,808	Harbor Unconstrained Bond Fund	$ 682
53,583	Harbor Convertible Securities Fund	542
191,729	Harbor High-Yield Bond Fund	1,869
248,303	Harbor Bond Fund	2,908
90,917	Harbor Real Return Fund	842
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $7,135)		6,843
TOTAL INVESTMENTS—100.0%
(Cost $12,188)		11,666
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$11,666

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement 2030 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2030 Fund recorded a return of -0.39% (Institutional Class) and -0.50% (Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities, convertibles and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant

27

Harbor Target Retirement 2030 Fund
Managers' Commentary—Continued

non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Target Retirement 2030 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605
Cusip	411512700
Ticker	HARPX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$23,493

ADMINISTRATIVE CLASS

Fund #	2705
Cusip	411512882
Ticker	HARQX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2805
Cusip	411512809
Ticker	HARTX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$19
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	10.2%
Harbor International Growth Fund	7.0%
Harbor Large Cap Value Fund	6.9%
Harbor Capital Appreciation Fund	5.8%
Harbor Commodity Real Return Strategy Fund	4.8%
Harbor Mid Cap Value Fund	4.5%
Harbor Small Cap Value Fund	3.2%
Harbor Mid Cap Growth Fund	3.0%
Harbor Small Cap Growth Fund	2.7%
Harbor Global Growth Fund	2.4%
Fixed Income
Harbor Bond Fund	21.2%
Harbor High-Yield Bond Fund	15.0%
Harbor Unconstrained Bond Fund	5.0%
Harbor Real Return Fund	4.4%
Harbor Convertible Securities Fund	3.9%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
29

Harbor Target Retirement 2030 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	-0.39%	-3.75%	4.05%	9.02%	01/02/2009	$18,824
Administrative Class	-0.50	-3.85	4.05	9.00	01/02/2009	18,808
Investor Class	-0.50	-3.85	4.05	9.00	01/02/2009	18,808
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
30

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—50.5%
Shares		Value
23,746	Harbor Capital Appreciation Fund	$ 1,355
85,437	Harbor Mid Cap Growth Fund	699
55,511	Harbor Small Cap Growth Fund	627
138,583	Harbor Large Cap Value Fund	1,627
54,156	Harbor Mid Cap Value Fund	1,047
29,895	Harbor Small Cap Value Fund	763
39,217	Harbor International Fund	2,391
132,876	Harbor International Growth Fund	1,656
28,338	Harbor Global Growth Fund	574
308,117	Harbor Commodity Real Return Strategy Fund	1,137
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $12,044)		11,876

HARBOR FIXED INCOME FUNDS—49.5%
Shares		Value
117,624	Harbor Unconstrained Bond Fund	$ 1,166
91,452	Harbor Convertible Securities Fund	925
361,101	Harbor High-Yield Bond Fund	3,521
426,613	Harbor Bond Fund	4,995
113,174	Harbor Real Return Fund	1,048
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $12,310)		11,655
TOTAL INVESTMENTS—100.0%
(Cost $24,354)		23,531
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$23,531

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Target Retirement 2035 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2035 Fund recorded a return of -0.79% (Institutional Class) and -0.72% (Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities, convertibles and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant

32

Harbor Target Retirement 2035 Fund
Managers' Commentary—Continued

non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Target Retirement 2035 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606
Cusip	411512106
Ticker	HARUX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$10,697

ADMINISTRATIVE CLASS

Fund #	2706
Cusip	411512304
Ticker	HARVX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2806
Cusip	411512205
Ticker	HARWX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$19
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	12.4%
Harbor International Growth Fund	8.6%
Harbor Large Cap Value Fund	8.4%
Harbor Capital Appreciation Fund	7.1%
Harbor Mid Cap Value Fund	5.4%
Harbor Commodity Real Return Strategy Fund	5.1%
Harbor Small Cap Value Fund	4.0%
Harbor Mid Cap Growth Fund	3.6%
Harbor Small Cap Growth Fund	3.3%
Harbor Global Growth Fund	3.0%
Fixed Income
Harbor Bond Fund	18.7%
Harbor High-Yield Bond Fund	13.0%
Harbor Unconstrained Bond Fund	3.9%
Harbor Real Return Fund	2.1%
Harbor Convertible Securities Fund	1.4%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
34

Harbor Target Retirement 2035 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	-0.79%	-4.32%	4.43%	9.54%	01/02/2009	$19,500
Administrative Class	-0.72	-4.25	4.44	9.55	01/02/2009	19,505
Investor Class	-0.72	-4.25	4.44	9.55	01/02/2009	19,505
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
35

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—60.9%
Shares		Value
13,403	Harbor Capital Appreciation Fund	$ 765
47,566	Harbor Mid Cap Growth Fund	389
30,880	Harbor Small Cap Growth Fund	349
76,655	Harbor Large Cap Value Fund	900
30,070	Harbor Mid Cap Value Fund	582
16,635	Harbor Small Cap Value Fund	424
21,859	Harbor International Fund	1,332
74,448	Harbor International Growth Fund	928
15,929	Harbor Global Growth Fund	323
147,478	Harbor Commodity Real Return Strategy Fund	544
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $6,951)		6,536

HARBOR FIXED INCOME FUNDS—39.1%
Shares		Value
42,351	Harbor Unconstrained Bond Fund	$ 420
15,253	Harbor Convertible Securities Fund	154
143,313	Harbor High-Yield Bond Fund	1,397
170,930	Harbor Bond Fund	2,002
24,556	Harbor Real Return Fund	227
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $4,364)		4,200
TOTAL INVESTMENTS—100.0%
(Cost $11,315)		10,736
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$10,736

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Target Retirement 2040 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2040 Fund recorded a return of -1.05% (Institutional Class) and -1.04% (Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade, inflation-protected and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant

37

Harbor Target Retirement 2040 Fund
Managers' Commentary—Continued

non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Target Retirement 2040 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607
Cusip	411512403
Ticker	HARYX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$18,129

ADMINISTRATIVE CLASS

Fund #	2707
Cusip	411512601
Ticker	HARZX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2807
Cusip	411512502
Ticker	HABBX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$20
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	14.6%
Harbor International Growth Fund	10.1%
Harbor Large Cap Value Fund	9.9%
Harbor Capital Appreciation Fund	8.3%
Harbor Mid Cap Value Fund	6.4%
Harbor Small Cap Value Fund	4.7%
Harbor Commodity Real Return Strategy Fund	4.6%
Harbor Mid Cap Growth Fund	4.3%
Harbor Small Cap Growth Fund	3.8%
Harbor Global Growth Fund	3.5%
Fixed Income
Harbor Bond Fund	15.1%
Harbor High-Yield Bond Fund	10.5%
Harbor Unconstrained Bond Fund	3.0%
Harbor Real Return Fund	1.2%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
39

Harbor Target Retirement 2040 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	-1.05%	-4.63%	4.80%	10.06%	01/02/2009	$20,190
Administrative Class	-1.04	-4.62	4.80	10.08	01/02/2009	20,207
Investor Class	-1.04	-4.62	4.80	10.08	01/02/2009	20,207
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class), 1.00% (Administrative Class) and 1.12% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
40

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—70.2%
Shares		Value
26,403	Harbor Capital Appreciation Fund	$ 1,507
94,809	Harbor Mid Cap Growth Fund	776
61,703	Harbor Small Cap Growth Fund	697
153,466	Harbor Large Cap Value Fund	1,802
60,100	Harbor Mid Cap Value Fund	1,162
33,215	Harbor Small Cap Value Fund	847
43,575	Harbor International Fund	2,656
147,868	Harbor International Growth Fund	1,842
31,513	Harbor Global Growth Fund	638
225,596	Harbor Commodity Real Return Strategy Fund	833
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $12,505)		12,760

HARBOR FIXED INCOME FUNDS—29.8%
Shares		Value
54,605	Harbor Unconstrained Bond Fund	$ 541
194,607	Harbor High-Yield Bond Fund	1,898
234,842	Harbor Bond Fund	2,750
23,779	Harbor Real Return Fund	220
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $5,654)		5,409
TOTAL INVESTMENTS—100.0%
(Cost $18,159)		18,169
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$18,169

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Target Retirement 2045 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2045 Fund recorded a return of -1.48% (Institutional, Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns

42

Harbor Target Retirement 2045 Fund
Managers' Commentary—Continued

over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of period end, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund also benefitted from positions in Treasury Inflation Protected Securities (TIPS), as market expectations for future inflation rose. Another contributor, Harbor Real Return Fund, rose 3.10% from November 2015 to April 2016. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more so by higher future inflation expectations. Each Fund’s return trailed its benchmark during the period as their subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
43

Harbor Target Retirement 2045 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608
Cusip	411511181
Ticker	HACCX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$5,744

ADMINISTRATIVE CLASS

Fund #	2708
Cusip	411511173
Ticker	HADDX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2808
Cusip	411511165
Ticker	HAEEX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	16.9%
Harbor International Growth Fund	11.7%
Harbor Large Cap Value Fund	11.4%
Harbor Capital Appreciation Fund	9.6%
Harbor Mid Cap Value Fund	7.4%
Harbor Small Cap Value Fund	5.4%
Harbor Mid Cap Growth Fund	4.9%
Harbor Small Cap Growth Fund	4.4%
Harbor Commodity Real Return Strategy Fund	4.2%
Harbor Global Growth Fund	4.1%
Fixed Income
Harbor Bond Fund	10.1%
Harbor High-Yield Bond Fund	7.5%
Harbor Unconstrained Bond Fund	2.0%
Harbor Real Return Fund	0.4%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
44

Harbor Target Retirement 2045 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	-1.48%	-5.21%	5.05%	10.41%	01/02/2009	$20,668
Administrative Class	-1.48	-5.21	5.06	10.41	01/02/2009	20,668
Investor Class	-1.48	-5.21	5.06	10.41	01/02/2009	20,668
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class), 1.02% (Administrative Class) and 1.14% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
45

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—80.0%
Shares		Value
9,736	Harbor Capital Appreciation Fund	$ 556
34,845	Harbor Mid Cap Growth Fund	285
22,689	Harbor Small Cap Growth Fund	256
56,211	Harbor Large Cap Value Fund	660
22,124	Harbor Mid Cap Value Fund	428
12,269	Harbor Small Cap Value Fund	313
15,984	Harbor International Fund	975
54,435	Harbor International Growth Fund	678
11,601	Harbor Global Growth Fund	235
65,055	Harbor Commodity Real Return Strategy Fund	240
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $4,788)		4,626

HARBOR FIXED INCOME FUNDS—20.0%
Shares		Value
11,672	Harbor Unconstrained Bond Fund	$ 116
44,590	Harbor High-Yield Bond Fund	435
49,905	Harbor Bond Fund	584
2,754	Harbor Real Return Fund	25
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $1,199)		1,160
TOTAL INVESTMENTS—100.0%
(Cost $5,987)		5,786
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$5,786

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Target Retirement 2050 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2050 Fund recorded a return of -1.90% (Institutional, Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns

47

Harbor Target Retirement 2050 Fund
Managers' Commentary—Continued

over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of the end of the period, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund’s return trailed its benchmark during the period as its subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Target Retirement 2050 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609
Cusip	411511157
Ticker	HAFFX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$18,841

ADMINISTRATIVE CLASS

Fund #	2709
Cusip	411511140
Ticker	HAGGX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2809
Cusip	411511132
Ticker	HAHHX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$21
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	19.1%
Harbor International Growth Fund	13.3%
Harbor Large Cap Value Fund	13.0%
Harbor Capital Appreciation Fund	10.8%
Harbor Mid Cap Value Fund	8.3%
Harbor Small Cap Value Fund	6.1%
Harbor Mid Cap Growth Fund	5.6%
Harbor Small Cap Growth Fund	5.0%
Harbor Global Growth Fund	4.6%
Harbor Commodity Real Return Strategy Fund	3.6%
Fixed Income
Harbor Bond Fund	5.3%
Harbor High-Yield Bond Fund	4.3%
Harbor Unconstrained Bond Fund	1.0%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
49

Harbor Target Retirement 2050 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	-1.90%	-5.72%	5.48%	10.73%	01/02/2009	$21,110
Administrative Class	-1.90	-5.71	5.47	10.74	01/02/2009	21,119
Investor Class	-1.90	-5.71	5.47	10.74	01/02/2009	21,119
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	3.60%	4.38%	—	$13,695
MSCI EAFE (ND)	-3.07	-9.32	1.69	7.44	—	16,916
Russell 3000®	0.06	-0.18	10.50	14.56	—	27,083
As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
50

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—89.4%
Shares		Value
35,798	Harbor Capital Appreciation Fund	$ 2,043
128,681	Harbor Mid Cap Growth Fund	1,053
83,823	Harbor Small Cap Growth Fund	947
208,900	Harbor Large Cap Value Fund	2,452
81,438	Harbor Mid Cap Value Fund	1,575
45,255	Harbor Small Cap Value Fund	1,154
59,145	Harbor International Fund	3,606
200,873	Harbor International Growth Fund	2,503
42,645	Harbor Global Growth Fund	864
184,088	Harbor Commodity Real Return Strategy Fund	679
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $16,535)		16,876

HARBOR FIXED INCOME FUNDS—10.6%
Shares		Value
20,250	Harbor Unconstrained Bond Fund	$ 201
82,716	Harbor High-Yield Bond Fund	806
85,376	Harbor Bond Fund	1,000
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $2,075)		2,007
TOTAL INVESTMENTS—100.0%
(Cost $18,610)		18,883
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$18,883

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
51

Harbor Target Retirement 2055 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2014
Paul C. Herbert, CFA, CAIA
Since 2014
Linda M. Molenda
Since 2014
David G. Van Hooser
Since 2014
Harbor Capital has managed the Fund since 2014.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ returns were mixed during the first half of fiscal 2016. U.S. stocks notched meager gains and non-U.S. stocks were mostly in the red. Fixed-income markets were relative bright spots, with somewhat typical, if not robust, returns. Commodities as a group once again finished the period at price levels lower than they started. Across areas, performance improved from the first three months of the fiscal half year to the final three months of the period.
The Russell 3000® Index, an index of U.S. stocks, rose marginally by 0.06% during the six-month period. In the U.S., mid cap stocks had the best returns, followed by large caps and then small caps. Value outperformed growth across these three market cap segments. The S&P 500 Index, measuring the U.S. large cap universe, returned 0.43% for the half year. Six of the index’s economic sectors posted gains for the period, led by Telecommunications Services (15%) and Utilities (13%). Information technology (-4%) and Financials (-2%) had the largest declines.
The MSCI EAFE (ND) Index, an index of non-U.S. stocks in developed markets, lost -3.07% over the period. The MSCI Emerging Markets (ND) Index, measuring equity performance in emerging markets, declined by -0.13%, nearly recovering from a steep slump in the period’s first half. (All international and global returns are in U.S. dollars.) Most of the large developed non-U.S. markets were in the red for the period. The United Kingdom had the worst showing, losing in excess of 5%. Australia’s market returned the most, gaining over 10%. Performance was positive for four of the MSCI EAFE (ND) Index’s 10 sectors. Energy (4%) and Materials (3%) led the groups, while Financials (-9%), Health Care (-3%) and Information Technology had the largest drops.
Fixed income markets were relatively steady during the fiscal half year. The Barclays U.S. Aggregate Bond Index, an index of investment grade U.S. bonds, rose by 2.82%. The U.S. Federal Reserve acted to reduce its accommodative monetary policy stance early in the period, which bond markets expected and absorbed well. As with equities, below investment grade U.S. bonds began the period lower, but recovered by April 30. The returns of these bonds, measured by the BofA Merrill Lynch U.S. High Yield Index, ended the period 2.25% higher. A weaker area was convertible securities. As represented by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, convertible securities lost -3.46%.
Commodities again finished lower, with the Bloomberg Commodity Index falling by -2.06%. Here, as in other areas, performance began quite poorly, but was rather strong in the second half of the six month period.
Performance
Harbor Target Retirement 2055 Fund recorded a return of -1.96% (Institutional Class) and -1.95% (Administrative and Investor Classes) for the 6 month period ended April 30, 2016. Investment grade and high-yield bonds provided positive contributions to Fund performance with mixed results from domestic equities and negative contributions from international equities and commodities.
The U.S. stock funds held by the Fund had mixed performance; but each began to rally later in the six month period. Harbor Capital Appreciation Fund, which returned -6.59%, was the largest detractor. The fund trailed its benchmark, the Russell 1000® Growth Index, by 522 basis points. The fund’s light performance came early in the period, and it was hurt by decisions on both sector allocation—overweights in the hard-hit consumer discretionary and information technology sectors—and stock selection—within specialty-pharmaceutical companies. Some of the fund’s poor performing stocks in the period were some of its biggest contributors in fiscal year 2015. Though it trailed its benchmark slightly, Harbor Large Cap Value Fund gained 1.56% and was a relative bright spot among the domestic stock funds for the period. Sector allocation decisions, and in particular the decisions to underweight financials and overweight consumer staples, aided the Fund’s results.
Performance of the underlying international and global stock funds was weak on an absolute basis, and detracted from the Fund’s results, but relative-to-benchmark results for the largest underlying fund holdings was positive. Harbor International Fund, the Fund’s most significant

52

Harbor Target Retirement 2055 Fund
Managers' Commentary—Continued

non-U.S. equity fund holding, returned -2.68%. Non-U.S. markets were hampered by concerns over economic weakness and the effects of central bank policy responses. The International Fund was not immune to these ills, but it performed well relative to its benchmark because of its underweight exposure to Japan, one of the poorest-performing markets, and strong stock selections in the gaming and mining industries, among others.
The Fund’s fixed income fund holdings had showings that were steady overall. Harbor Bond Fund is the largest fixed-income underlying fund position. As of the end of the period, it gained 2.13% and was a top contributor to the Fund’s performance. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) High-quality bonds were helped during the period as Treasury yields fell dramatically. The Fund’s return trailed its benchmark during the period as its subadviser had an underweight position in U.S. interest rates as yields decreased.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
53

Harbor Target Retirement 2055 Fund
Fund Summary—April 30, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2610
Cusip	411512635
Ticker	HATRX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$859

ADMINISTRATIVE CLASS

Fund #	2710
Cusip	411512627
Ticker	HATAX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	2810
Cusip	411512619
Ticker	HATTX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	19.9%
Harbor International Growth Fund	13.9%
Harbor Large Cap Value Fund	13.5%
Harbor Capital Appreciation Fund	11.4%
Harbor Mid Cap Value Fund	8.7%
Harbor Small Cap Value Fund	6.5%
Harbor Mid Cap Growth Fund	5.8%
Harbor Small Cap Growth Fund	5.2%
Harbor Global Growth Fund	4.8%
Harbor Commodity Real Return Strategy Fund	3.2%
Fixed Income
Harbor Bond Fund	3.5%
Harbor High-Yield Bond Fund	2.9%
Harbor Unconstrained Bond Fund	0.7%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
54

Harbor Target Retirement 2055 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 4/30/2016

TOTAL RETURNS For the periods ended 04/30/2016	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
	6 Months			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	-1.96%	-5.79%	N/A	0.19%	11/01/2014	$10,028
Administrative Class	-1.95	-5.70	N/A	0.19	11/01/2014	10,029
Investor Class	-1.95	-5.70	N/A	0.19	11/01/2014	10,029
Comparative Indices
Barclays U.S. Aggregate Bond	2.82%	2.72%	N/A	3.20%	—	$10,483
MSCI EAFE (ND)	-3.07	-9.32	N/A	-2.11	—	9,686
Russell 3000®	0.06	-0.18	N/A	3.02	—	10,455
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
55

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—April 30, 2016 (Unaudited)

Value and Cost in Thousands

HARBOR EQUITY AND COMMODITY FUNDS—92.9%
Shares		Value
1,756	Harbor Capital Appreciation Fund	$100
6,263	Harbor Mid Cap Growth Fund	51
4,073	Harbor Small Cap Growth Fund	46
10,121	Harbor Large Cap Value Fund	119
3,977	Harbor Mid Cap Value Fund	77
2,209	Harbor Small Cap Value Fund	57
2,875	Harbor International Fund	175
9,811	Harbor International Growth Fund	122
2,090	Harbor Global Growth Fund	42
7,545	Harbor Commodity Real Return Strategy Fund	28
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $860)		817

HARBOR FIXED INCOME FUNDS—7.1%
Shares		Value
622	Harbor Unconstrained Bond Fund	$ 6
2,535	Harbor High-Yield Bond Fund	25
2,637	Harbor Bond Fund	31
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $63)		62
TOTAL INVESTMENTS—100.0%
(Cost $923)		879
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$879

Fair Value Measurements
All holdings at April 30, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or April 30, 2016, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
56

Harbor Target Retirement Funds
Statements of Assets and Liabilities—April 30, 2016 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$14,140	$7,784	$26,411	$12,188	$24,354	$11,315	$18,159	$5,987	$18,610	$ 923
Investments in affiliated funds, at value	$13,491	$7,470	$25,173	$11,666	$23,531	$10,736	$18,169	$5,786	$18,883	$ 879
Receivables for:
Investments in affiliated funds sold	—	—	—	—	—	11	—	—	—	—
Capital shares sold	6	4	19	14	28	14	25	25	66	4
Total Assets	13,497	7,474	25,192	11,680	23,559	10,761	18,194	5,811	18,949	883
LIABILITIES
Payables for:
Investments in affiliated funds purchased	6	4	19	14	13	—	25	25	35	4
Capital shares reacquired	—	—	—	—	15	25	—	—	31	—
Total Liabilities	6	4	19	14	28	25	25	25	66	4
NET ASSETS	$13,491	$7,470	$25,173	$11,666	$23,531	$10,736	$18,169	$5,786	$18,883	$ 879
Net Assets Consist of:
Paid-in capital	$14,304	$8,053	$26,782	$12,353	$24,146	$11,308	$17,651	$5,870	$17,978	$ 924
Accumulated undistributed net investment income/(loss)	(47)	4	12	8	1	(3)	(23)	(11)	(45)	(3)
Accumulated net realized gain/(loss)	(117)	(273)	(383)	(173)	207	10	531	128	677	2
Unrealized appreciation/(depreciation) of investments	(649)	(314)	(1,238)	(522)	(823)	(579)	10	(201)	273	(44)
	$13,491	$7,470	$25,173	$11,666	$23,531	$10,736	$18,169	$5,786	$18,883	$ 879
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,460	$7,436	$25,138	$11,630	$23,493	$10,697	$18,129	$5,744	$18,841	$ 859
Shares of beneficial interest[1]	1,539	733	2,796	1,021	2,826	856	2,228	439	2,112	89
Net asset value per share[2]	$ 8.75	$10.15	$ 8.99	$ 11.39	$ 8.32	$ 12.49	$ 8.14	$13.06	$ 8.92	$9.69
Administrative Class
Net assets	$ 15	$ 17	$ 17	$ 18	$ 19	$ 20	$ 20	$ 21	$ 21	$ 10
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 8.74	$10.14	$ 8.99	$ 11.39	$ 8.31	$ 12.49	$ 8.15	$13.06	$ 8.93	$9.69
Investor Class
Net assets	$ 16	$ 17	$ 18	$ 18	$ 19	$ 19	$ 20	$ 21	$ 21	$ 10
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 8.74	$10.15	$ 8.99	$ 11.39	$ 8.31	$ 12.49	$ 8.15	$13.06	$ 8.93	$9.69

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds
Statements of Operations—Six Months Ended April 30, 2016 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 291	$ 151	$ 526	$ 224	$ 432	$ 152	$ 290	$ 71	$ 201	$ 8
Total Investment Income	291	151	526	224	432	152	290	71	201	8
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	291	151	526	224	432	152	290	71	201	8
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sales of affiliated funds	(150)	(156)	(393)	(178)	3	(97)	127	(6)	202	(26)
Distributions received from affiliated funds	157	107	443	214	528	230	563	180	671	31
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(176)	(69)	(593)	(242)	(1,152)	(332)	(1,248)	(332)	(1,453)	(34)
Net gain/(loss) on investment transactions	(169)	(118)	(543)	(206)	(621)	(199)	(558)	(158)	(580)	(29)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 122	$ 33	$ (17)	$ 18	$ (189)	$ (47)	$ (268)	$ (87)	$ (379)	$(21)

a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 291	$ 578	$ 151	$ 331	$ 526	$ 922	$ 224	$ 328
Net realized gain/(loss) on sale of affiliated funds	(150)	178	(156)	(66)	(393)	927	(178)	164
Realized gain distributions received from affiliated funds	157	264	107	216	443	656	214	256
Change in net unrealized appreciation/(depreciation) on affiliated funds	(176)	(904)	(69)	(436)	(593)	(2,384)	(242)	(755)
Net increase/(decrease) in assets resulting from operations	122	116	33	45	(17)	121	18	(7)
Distributions to Shareholders
Net investment income:
Institutional Class	(356)	(607)	(261)	(373)	(859)	(972)	(352)	(327)
Administrative Class	—	(1)	(1)	—	(1)	(1)	—	—
Investor Class	—	(1)	—	(1)	—	—	(1)	(1)
Net realized gain on investments:
Institutional Class	(466)	(442)	(218)	(512)	(1,705)	(1,066)	(500)	(607)
Administrative Class	—	—	(1)	(1)	(1)	(1)	—	(1)
Investor Class	—	(1)	—	(1)	(1)	—	(1)	(1)
Total distributions to shareholders	(822)	(1,052)	(481)	(888)	(2,567)	(2,040)	(854)	(937)
Net Increase/(Decrease) Derived from Capital Share Transactions	(963)	(1,350)	107	(2,580)	433	(1,916)	979	1,819
Net increase/(decrease) in net assets	(1,663)	(2,286)	(341)	(3,423)	(2,151)	(3,835)	143	875
Net Assets
Beginning of period	15,154	17,440	7,811	11,234	27,324	31,159	11,523	10,648
End of period*	$13,491	$15,154	$7,470	$ 7,811	$25,173	$27,324	$11,666	$11,523
* Includes accumulated undistributed net investment income/(loss) of:	$ (47)	$ 18	$ 4	$ 115	$ 12	$ 346	$ 8	$137

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014[a] through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 432	$ 662	$ 152	$ 194	$ 290	$ 385	$ 71	$ 77	$ 201	$ 275	$ 8	$ 2
3	683	(97)	118	127	651	(6)	94	202	1,108	(26)	(3)
528	686	230	246	563	655	180	167	671	841	31	3
(1,152)	(1,963)	(332)	(548)	(1,248)	(1,531)	(332)	(309)	(1,453)	(1,908)	(34)	(10)
(189)	68	(47)	10	(268)	160	(87)	29	(379)	316	(21)	(8)

(700)	(687)	(237)	(192)	(451)	(422)	(106)	(83)	(305)	(340)	(12)	(1)
(1)	(1)	(1)	(1)	—	(1)	—	—	(1)	(1)	—	—
(1)	(1)	(1)	—	—	—	—	—	—	—	—	—

(1,477)	(1,450)	(403)	(547)	(1,312)	(1,261)	(272)	(230)	(1,978)	(1,784)	(3)	—
(2)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	(2)	—	—
(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)	—	—
(2,182)	(2,141)	(644)	(743)	(1,765)	(1,686)	(380)	(315)	(2,288)	(2,129)	(15)	(1)
780	2,430	2,381	2,032	357	2,398	688	1,570	2,286	601	133	791
(1,591)	357	1,690	1,299	(1,676)	872	221	1,284	(381)	(1,212)	97	782

25,122	24,765	9,046	7,747	19,845	18,973	5,565	4,281	19,264	20,476	782	—
$23,531	$25,122	$10,736	$9,046	$18,169	$19,845	$5,786	$5,565	$18,883	$19,264	$879	$782
$ 1	$ 271	$ (3)	$ 84	$ (23)	$ 138	$ (11)	$ 24	$ (45)	$ 60	$ (3)	$ 1
60

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 927	$ 2,095	$ 564	$ 1,292	$ 2,498	$ 5,101	$ 1,692	$ 2,916
Reinvested distributions	822	1,049	479	885	2,563	2,038	852	933
Cost of shares reacquired	(2,712)	(4,496)	(937)	(4,759)	(4,629)	(9,056)	(1,566)	(2,033)
Net increase/(decrease) in net assets	$ (963)	$(1,352)	$ 106	$(2,582)	$ 432	$(1,917)	$ 978	$ 1,816
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	1	1	1	1	—	1
Net increase/(decrease) in net assets	$ —	$ 1	$ 1	$ 1	$ 1	$ 1	$ —	$ 1
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	—	1	$ —	$ —	1	2
Net increase/(decrease) in net assets	$ —	$ 1	$ —	$ 1	$ —	$ —	$ 1	$ 2
SHARES
Institutional Class
Shares sold	108	224	57	117	279	506	151	232
Shares issued due to reinvestment of distributions	96	114	49	83	294	207	77	76
Shares reacquired	(310)	(478)	(95)	(437)	(522)	(895)	(139)	(164)
Net increase/(decrease) in shares outstanding	(106)	(140)	11	(237)	51	(182)	89	144
Beginning of period	1,645	1,785	722	959	2,745	2,927	932	788
End of period	1,539	1,645	733	722	2,796	2,745	1,021	932
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	1	—	—	—	1	—
Net increase/(decrease) in shares outstanding	—	—	1	—	—	—	1	—
Beginning of period	2	2	1	1	2	2	1	1
End of period	2	2	2	1	2	2	2	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	1	—	—	—	1	—
Net increase/(decrease) in shares outstanding	—	—	1	—	—	—	1	—
Beginning of period	2	2	1	1	2	2	1	1
End of period	2	2	2	1	2	2	2	1

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through April 30, 2016	November 1, 2014[a] through October 31, 2015
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 2,010	$ 5,213	$2,460	$ 2,899	$ 2,356	$ 3,865	$ 961	$1,953	$ 1,561	$ 3,359	$ 359	$833
2,177	2,137	640	739	1,763	1,683	378	312	2,283	2,124	15	1
(3,410)	(4,923)	(721)	(1,609)	(3,764)	(3,153)	(653)	(697)	(1,562)	(4,886)	(241)	(63)
$ 777	$ 2,427	$2,379	$ 2,029	$ 355	$ 2,395	$ 686	$1,568	$ 2,282	$ 597	$ 133	$771

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
2	2	1	2	1	2	1	1	2	2	—	—
$ 2	$ 2	$ 1	$ 2	$ 1	$ 2	$ 1	$ 1	$ 2	$ 2	$ —	$ 10

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
1	1	1	1	1	1	1	1	2	2	—	—
$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 2	$ 2	$ —	$ 10

245	558	199	210	291	420	74	135	175	317	38	82
270	234	53	55	223	188	30	22	262	208	2	—
(419)	(527)	(60)	(118)	(475)	(343)	(52)	(49)	(175)	(467)	(27)	(6)
96	265	192	147	39	265	52	108	262	58	13	76
2,730	2,465	664	517	2,189	1,924	387	279	1,850	1,792	76	—
2,826	2,730	856	664	2,228	2,189	439	387	2,112	1,850	89	76

—	—	—	—	—	—	—	—	—	—	—	1
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	1	—
2	2	2	1	2	2	2	1	2	2	1	1

—	—	—	—	—	—	—	—	—	—	—	1
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	1	—
2	2	2	1	2	2	2	1	2	2	1	1
62

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$ 10.14	$ 11.38
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [e]	0.34 [e]	0.22	0.23	0.23	0.30
Net realized and unrealized gains/(losses) on investments	(0.09)	(0.30)	0.19	0.20	0.61	(0.08)
Total from investment operations	0.09	0.04	0.41	0.43	0.84	0.22
Less Distributions
Dividends from net investment income	(0.23)	(0.35)	(0.28)	(0.38)	(0.31)	(0.51)
Distributions from net realized capital gains[1]	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)
Total distributions	(0.53)	(0.60)	(0.49)	(0.55)	(1.03)	(1.46)
Net asset value end of period	8.75	9.19	9.75	9.83	9.95	10.14
Net assets end of period (000s)	$13,460	$15,124	$17,410	$15,510	$16,383	$15,920
Ratios and Supplemental Data (%)
Total return[b]	1.10% [c]	0.46%	4.32%	4.49%	9.23%	2.44%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	4.17 [d]	3.57	2.14	2.36	2.26	2.51
Portfolio turnover[3]	11 [c]	24	20	28	21	42

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 10.77	$ 11.68	$ 11.87	$ 11.52	$ 11.47	$ 12.26
Income from Investment Operations
Net investment income/(loss)[a]	0.20 [e]	0.36 [e]	0.24	0.28	0.29	0.31
Net realized and unrealized gains/(losses) on investments	(0.16)	(0.35)	0.29	0.60	0.69	—*
Total from investment operations	0.04	0.01	0.53	0.88	0.98	0.31
Less Distributions
Dividends from net investment income	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)
Distributions from net realized capital gains[1]	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)
Total distributions	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)
Net asset value end of period	10.15	10.77	11.68	11.87	11.52	11.47
Net assets end of period (000s)	$ 7,436	$ 7,778	$11,200	$10,654	$10,832	$10,576
Ratios and Supplemental Data (%)
Total return[b]	0.62% [c]	0.13%	4.73%	7.89%	9.49%	2.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	4.05 [d]	3.26	2.08	2.43	2.14	2.77
Portfolio turnover[3]	15 [c]	26	38	48	50	57
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13	$11.37	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13	$11.37

0.18 [e]	0.32 [e]	0.21	0.24	0.23	0.30	0.18 [e]	0.33 [e]	0.21	0.24	0.23	0.30
(0.10)	(0.28)	0.20	0.19	0.62	(0.08)	(0.10)	(0.29)	0.20	0.19	0.62	(0.08)
0.08	0.04	0.41	0.43	0.85	0.22	0.08	0.04	0.41	0.43	0.85	0.22

(0.23)	(0.35)	(0.28)	(0.38)	(0.31)	(0.51)	(0.23)	(0.35)	(0.28)	(0.38)	(0.31)	(0.51)
(0.30)	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)
(0.53)	(0.60)	(0.49)	(0.55)	(1.03)	(1.46)	(0.53)	(0.60)	(0.49)	(0.55)	(1.03)	(1.46)
8.74	9.19	9.75	9.83	9.95	10.13	8.74	9.19	9.75	9.83	9.95	10.13
$ 15	$ 15	$ 15	$ 14	$ 14	$ 13	$ 16	$ 15	$ 15	$ 15	$ 14	$ 13

0.99% [c]	0.46%	4.32%	4.49%	9.34%	2.43%	0.99% [c]	0.46%	4.32%	4.49%	9.34%	2.42%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
4.16 [d]	3.46	2.12	2.35	2.24	2.50	4.17 [d]	3.47	2.12	2.35	2.24	2.50
11 [c]	24	20	28	21	42	11 [c]	24	20	28	21	42

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$10.77	$11.68	$11.87	$11.52	$11.47	$12.26	$10.77	$11.68	$11.87	$11.52	$11.47	$12.26

0.20 [e]	0.34 [e]	0.23	0.27	0.24	0.32	0.20 [e]	0.34 [e]	0.23	0.27	0.24	0.32
(0.17)	(0.33)	0.30	0.61	0.74	(0.01)	(0.16)	(0.33)	0.30	0.61	0.74	(0.01)
0.03	0.01	0.53	0.88	0.98	0.31	0.04	0.01	0.53	0.88	0.98	0.31

(0.36)	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)
(0.30)	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)
(0.66)	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)
10.14	10.77	11.68	11.87	11.52	11.47	10.15	10.77	11.68	11.87	11.52	11.47
$ 17	$ 16	$ 17	$ 16	$ 15	$ 14	$ 17	$ 17	$ 17	$ 16	$ 15	$ 14

0.53% [c]	0.14%	4.73%	7.89%	9.49%	2.76%	0.62% [c]	0.13%	4.73%	7.89%	9.49%	2.76%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
4.03 [d]	3.12	2.06	2.40	2.21	2.70	4.04 [d]	3.12	2.06	2.40	2.21	2.70
15 [c]	26	38	48	50	57	15 [c]	26	38	48	50	57
64

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.94	$ 10.63	$ 10.78	$ 10.43	$ 10.92	$ 12.15
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [e]	0.32 [e]	0.23	0.26	0.25	0.34
Net realized and unrealized gains/(losses) on investments	(0.18)	(0.30)	0.29	0.68	0.64	(0.02)
Total from investment operations	—*	0.02	0.52	0.94	0.89	0.32
Less Distributions
Dividends from net investment income	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)
Distributions from net realized capital gains[1]	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)
Total distributions	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)
Net asset value end of period	8.99	9.94	10.63	10.78	10.43	10.92
Net assets end of period (000s)	$25,138	$27,290	$31,124	$27,397	$28,353	$25,646
Ratios and Supplemental Data (%)
Total return[b]	0.22% [c]	0.30%	5.06%	9.43%	9.71%	2.91%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	4.12 [d]	3.19	2.18	2.56	2.25	2.76
Portfolio turnover[3]	16 [c]	28	19	36	22	48

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 12.32	$ 13.48	$ 13.44	$ 12.69	$ 12.50	$ 13.10
Income from Investment Operations
Net investment income/(loss)[a]	0.22 [e]	0.37 [e]	0.29	0.34	0.27	0.36
Net realized and unrealized gains/(losses) on investments	(0.25)	(0.36)	0.40	1.04	0.81	(0.02)
Total from investment operations	(0.03)	0.01	0.69	1.38	1.08	0.34
Less Distributions
Dividends from net investment income	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)
Distributions from net realized capital gains[1]	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)
Total distributions	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)
Net asset value end of period	11.39	12.32	13.48	13.44	12.69	12.50
Net assets end of period (000s)	$11,630	$11,487	$10,612	$ 8,728	$ 7,204	$ 5,683
Ratios and Supplemental Data (%)
Total return[b]	(0.03)% [c]	0.11%	5.37%	11.33%	9.62%	2.69%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	3.94 [d]	2.91	2.06	2.44	2.18	2.59
Portfolio turnover[3]	16 [c]	25	33	32	30	41
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$ 9.94	$10.63	$10.77	$10.42	$10.91	$12.15	$ 9.94	$10.63	$10.77	$10.43	$10.92	$12.15

0.18 [e]	0.31 [e]	0.23	0.26	0.23	0.33	0.18 [e]	0.31 [e]	0.23	0.26	0.23	0.33
(0.18)	(0.29)	0.30	0.68	0.66	(0.02)	(0.18)	(0.29)	0.30	0.67	0.66	(0.01)
—*	0.02	0.53	0.94	0.89	0.31	—*	0.02	0.53	0.93	0.89	0.32

(0.32)	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)
(0.63)	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)
(0.95)	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)
8.99	9.94	10.63	10.77	10.42	10.91	8.99	9.94	10.63	10.77	10.43	10.92
$ 17	$ 17	$ 17	$ 16	$ 15	$ 14	$ 18	$ 17	$ 18	$ 17	$ 15	$ 14

0.23% [c]	0.30%	5.16%	9.44%	9.72%	2.82%	0.22% [c]	0.30%	5.16%	9.34%	9.71%	2.91%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
4.05 [d]	3.11	2.17	2.50	2.25	2.75	4.05 [d]	3.11	2.17	2.50	2.25	2.75
16 [c]	28	19	36	22	48	16 [c]	28	19	36	22	48

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$12.32	$13.48	$13.44	$12.69	$12.50	$13.10	$12.32	$13.48	$13.44	$12.69	$12.50	$13.10

0.22 [e]	0.37 [e]	0.28	0.32	0.26	0.34	0.22 [e]	0.37 [e]	0.28	0.32	0.26	0.34
(0.25)	(0.36)	0.41	1.06	0.82	—*	(0.25)	(0.36)	0.41	1.06	0.82	—*
(0.03)	0.01	0.69	1.38	1.08	0.34	(0.03)	0.01	0.69	1.38	1.08	0.34

(0.37)	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)
(0.53)	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)
(0.90)	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)
11.39	12.32	13.48	13.44	12.69	12.50	11.39	12.32	13.48	13.44	12.69	12.50
$ 18	$ 18	$ 18	$ 17	$ 16	$ 14	$ 18	$ 18	$ 18	$ 17	$ 15	$ 14

(0.02)% [c]	0.12%	5.37%	11.33%	9.62%	2.69%	(0.02)% [c]	0.12%	5.37%	11.33%	9.62%	2.69%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
3.95 [d]	2.94	2.13	2.50	2.14	2.61	3.95 [d]	2.94	2.13	2.50	2.14	2.61
16 [c]	25	33	32	30	41	16 [c]	25	33	32	30	41
66

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.19	$ 10.04	$ 10.22	$ 9.56	$ 10.59	$ 12.34
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.24 [e]	0.21	0.25	0.21	0.30
Net realized and unrealized gains/(losses) on investments	(0.21)	(0.23)	0.35	1.04	0.56	0.03
Total from investment operations	(0.06)	0.01	0.56	1.29	0.77	0.33
Less Distributions
Dividends from net investment income	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)
Distributions from net realized capital gains[1]	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)
Total distributions	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)
Net asset value end of period	8.32	9.19	10.04	10.22	9.56	10.59
Net assets end of period (000s)	$23,493	$25,084	$24,727	$23,994	$22,862	$22,478
Ratios and Supplemental Data (%)
Total return[b]	(0.39)% [c]	0.13%	5.79%	14.19%	9.64%	2.75%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	3.69 [d]	2.55	1.99	2.42	2.03	2.55
Portfolio turnover[3]	15 [c]	24	22	31	27	39

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 13.56	$ 14.92	$ 14.52	$ 13.01	$ 12.99	$ 13.55
Income from Investment Operations
Net investment income/(loss)[a]	0.20 [e]	0.30 [e]	0.29	0.33	0.24	0.34
Net realized and unrealized gains/(losses) on investments	(0.33)	(0.26)	0.58	1.85	0.87	0.02
Total from investment operations	(0.13)	0.04	0.87	2.18	1.11	0.36
Less Distributions
Dividends from net investment income	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)
Distributions from net realized capital gains[1]	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)
Total distributions	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)
Net asset value end of period	12.49	13.56	14.92	14.52	13.01	12.99
Net assets end of period (000s)	$10,697	$ 9,007	$ 7,708	$ 5,397	$ 2,794	$ 2,235
Ratios and Supplemental Data (%)
Total return[b]	(0.79)% [c]	0.34%	6.19%	17.43%	9.86%	2.58%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	3.34 [d]	2.17	1.64	2.08	1.79	2.04
Portfolio turnover[3]	9 [c]	22	39	12	41	45
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$ 9.19	$10.03	$10.22	$ 9.56	$10.58	$12.34	$ 9.19	$10.03	$10.22	$ 9.56	$10.58	$12.34

0.15 [e]	0.24 [e]	0.20	0.24	0.20	0.30	0.15 [e]	0.24 [e]	0.20	0.24	0.20	0.30
(0.22)	(0.22)	0.35	1.05	0.58	0.02	(0.22)	(0.22)	0.35	1.05	0.58	0.02
(0.07)	0.02	0.55	1.29	0.78	0.32	(0.07)	0.02	0.55	1.29	0.78	0.32

(0.26)	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)
(0.55)	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)
(0.81)	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)
8.31	9.19	10.03	10.22	9.56	10.58	8.31	9.19	10.03	10.22	9.56	10.58
$ 19	$ 19	$ 19	$ 18	$ 16	$ 14	$ 19	$ 19	$ 19	$ 18	$ 16	$ 14

(0.50)% [c]	0.24%	5.70%	14.20%	9.74%	2.65%	(0.50)% [c]	0.24%	5.70%	14.20%	9.74%	2.65%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
3.67 [d]	2.59	1.97	2.40	2.02	2.45	3.67 [d]	2.59	1.97	2.40	2.02	2.45
15 [c]	24	22	31	27	39	15 [c]	24	22	31	27	39

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$13.55	$14.91	$14.51	$13.01	$12.99	$13.54	$13.55	$14.91	$14.51	$13.01	$12.99	$13.54

0.21 [e]	0.31 [e]	0.27	0.32	0.25	0.30	0.21 [e]	0.31 [e]	0.27	0.32	0.25	0.30
(0.33)	(0.27)	0.60	1.85	0.86	0.07	(0.33)	(0.27)	0.60	1.85	0.86	0.07
(0.12)	0.04	0.87	2.17	1.11	0.37	(0.12)	0.04	0.87	2.17	1.11	0.37

(0.35)	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)
(0.59)	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)
(0.94)	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)
12.49	13.55	14.91	14.51	13.01	12.99	12.49	13.55	14.91	14.51	13.01	12.99
$ 20	$ 20	$ 20	$ 19	$ 16	$ 14	$ 19	$ 19	$ 19	$ 18	$ 16	$ 14

(0.72)% [c]	0.34%	6.19%	17.36%	9.87%	2.65%	(0.72)% [c]	0.34%	6.19%	17.36%	9.87%	2.65%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
3.38 [d]	2.27	1.80	2.30	1.93	2.13	3.38 [d]	2.27	1.80	2.30	1.93	2.13
9 [c]	22	39	12	41	45	9 [c]	22	39	12	41	45
68

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 9.05	$ 9.84	$ 10.01	$ 9.19	$ 10.85	$ 11.95
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.18 [e]	0.17	0.22	0.18	0.24
Net realized and unrealized gains/(losses) on investments	(0.24)	(0.10)	0.46	1.52	0.50	0.04
Total from investment operations	(0.12)	0.08	0.63	1.74	0.68	0.28
Less Distributions
Dividends from net investment income	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)
Distributions from net realized capital gains[1]	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)
Total distributions	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)
Net asset value end of period	8.14	9.05	9.84	10.01	9.19	10.85
Net assets end of period (000s)	$18,129	$19,805	$18,933	$17,963	$15,554	$14,927
Ratios and Supplemental Data (%)
Total return[b]	(1.05)% [c]	0.94%	6.77%	20.63%	9.76%	2.16%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	3.07 [d]	1.96	1.59	2.24	1.71	1.96
Portfolio turnover[3]	18 [c]	18	22	22	27	45

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 14.25	$ 15.17	$ 14.85	$ 12.42	$ 12.85	$ 13.67
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.23 [e]	0.23	0.29	0.19	0.25
Net realized and unrealized gains/(losses) on investments	(0.40)	(0.06)	0.80	2.58	0.81	0.05
Total from investment operations	(0.23)	0.17	1.03	2.87	1.00	0.30
Less Distributions
Dividends from net investment income	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)
Distributions from net realized capital gains[1]	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)
Total distributions	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)
Net asset value end of period	13.06	14.25	15.17	14.85	12.42	12.85
Net assets end of period (000s)	$ 5,744	$ 5,523	$ 4,239	$ 3,340	$ 1,911	$ 1,209
Ratios and Supplemental Data (%)
Total return[b]	(1.48)% [c]	1.23%	7.17%	23.75%	9.62%	1.97%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	2.64 [d]	1.56	1.37	1.82	1.40	1.50
Portfolio turnover[3]	12 [c]	15	21	20	16	59
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86	$11.96	$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86	$11.96

0.12 [e]	0.18 [e]	0.16	0.21	0.17	0.23	0.12 [e]	0.18 [e]	0.16	0.21	0.17	0.23
(0.24)	(0.10)	0.47	1.53	0.51	0.05	(0.24)	(0.10)	0.47	1.53	0.51	0.05
(0.12)	0.08	0.63	1.74	0.68	0.28	(0.12)	0.08	0.63	1.74	0.68	0.28

(0.20)	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)
(0.59)	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)
(0.79)	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)
8.15	9.06	9.85	10.02	9.20	10.86	8.15	9.06	9.85	10.02	9.20	10.86
$ 20	$ 20	$ 20	$ 19	$ 16	$ 14	$ 20	$ 20	$ 20	$ 19	$ 16	$ 14

(1.04)% [c]	0.94%	6.76%	20.62%	9.78%	2.16%	(1.04)% [c]	0.94%	6.76%	20.62%	9.78%	2.16%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
3.02 [d]	1.97	1.60	2.20	1.71	1.93	3.02 [d]	1.97	1.60	2.20	1.71	1.93
18 [c]	18	22	22	27	45	18 [c]	18	22	22	27	45

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$14.25	$15.17	$14.84	$12.42	$12.85	$13.67	$14.25	$15.17	$14.84	$12.42	$12.85	$13.67

0.17 [e]	0.24 [e]	0.22	0.28	0.20	0.22	0.17 [e]	0.24 [e]	0.22	0.28	0.20	0.22
(0.40)	(0.07)	0.82	2.58	0.80	0.08	(0.40)	(0.07)	0.82	2.58	0.80	0.08
(0.23)	0.17	1.04	2.86	1.00	0.30	(0.23)	0.17	1.04	2.86	1.00	0.30

(0.27)	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)
(0.69)	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)
(0.96)	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)
13.06	14.25	15.17	14.84	12.42	12.85	13.06	14.25	15.17	14.84	12.42	12.85
$ 21	$ 21	$ 21	$ 20	$ 16	$ 14	$ 21	$ 21	$ 21	$ 19	$ 15	$ 14

(1.48)% [c]	1.23%	7.24%	23.66%	9.62%	1.97%	(1.48)% [c]	1.23%	7.24%	23.66%	9.62%	1.97%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.62 [d]	1.63	1.40	2.06	1.50	1.50	2.62 [d]	1.63	1.40	2.06	1.50	1.50
12 [c]	15	21	20	16	59	12 [c]	15	21	20	16	59
70

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2016	Year Ended October 31,
		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value beginning of period	$ 10.39	$ 11.40	$ 11.46	$ 10.17	$ 11.75	$ 13.06
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.14 [e]	0.15	0.22	0.16	0.20
Net realized and unrealized gains/(losses) on investments	(0.32)	0.05	0.67	2.20	0.58	0.06
Total from investment operations	(0.22)	0.19	0.82	2.42	0.74	0.26
Less Distributions
Dividends from net investment income	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)
Distributions from net realized capital gains[1]	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)
Total distributions	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)
Net asset value end of period	8.92	10.39	11.40	11.46	10.17	11.75
Net assets end of period (000s)	$18,841	$19,221	$20,434	$19,170	$14,516	$14,620
Ratios and Supplemental Data (%)
Total return[b]	(1.90)% [c]	1.83%	7.61%	26.12%	9.66%	1.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	2.23 [d]	1.35	1.17	1.88	1.41	1.47
Portfolio turnover[3]	11 [c]	24	23	17	21	34

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class		Administrative Class		Investor Class
	6-Month Period Ended April 30, 2016	Year Ended October 31, 2015	6-Month Period Ended April 30, 2016	Year Ended October 31, 2015	6-Month Period Ended April 30, 2016	Year Ended October 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 10.08	$ 10.00	$ 10.08	$ 10.00	$ 10.08	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.05 [e]	0.10 [e]	0.13 [e]	0.10 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	(0.31)	0.18	(0.31)	0.10	(0.31)	0.10
Total from investment operations	(0.21)	0.23	(0.21)	0.23	(0.21)	0.23
Less Distributions
Dividends from net investment income	(0.14)	(0.15)	(0.14)	(0.15)	(0.14)	(0.15)
Distributions from net realized capital gains[1]	(0.04)	—	(0.04)	—	(0.04)	—
Total distributions	(0.18)	(0.15)	(0.18)	(0.15)	(0.18)	(0.15)
Net asset value end of period	9.69	10.08	9.69	10.08	9.69	10.08
Net assets end of period (000s)	$ 859	$ 762	$ 10	$ 10	$ 10	$ 10
Ratios and Supplemental Data (%)
Total return[b]	(1.96)% [c]	2.28% [c]	(1.95)% [c]	2.28% [c]	(1.95)% [c]	2.28% [c]
Ratio of total expenses to average net assets[2]	—	—	0.25 [d]	0.25 [d]	0.37 [d]	0.37 [d]
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets[a,2]	2.15 [d]	0.52 [d]	2.11 [d]	1.29 [d]	2.11 [d]	1.29 [d]
Portfolio turnover[3]	25 [c]	15 [c]	25 [c]	15 [c]	25 [c]	15 [c]
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class						Investor Class
6-Month Period Ended April 30, 2016	Year Ended October 31,					6-Month Period Ended April 30, 2016	Year Ended October 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011
(Unaudited)						(Unaudited)
$10.40	$11.41	$11.47	$10.18	$11.75	$13.06	$10.40	$11.41	$11.47	$10.18	$11.75	$13.06

0.10 [e]	0.14 [e]	0.15	0.22	0.16	0.19	0.10 [e]	0.14 [e]	0.15	0.22	0.16	0.19
(0.32)	0.05	0.67	2.20	0.59	0.07	(0.32)	0.05	0.67	2.20	0.59	0.07
(0.22)	0.19	0.82	2.42	0.75	0.26	(0.22)	0.19	0.82	2.42	0.75	0.26

(0.17)	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)
(1.08)	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)
(1.25)	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)
8.93	10.40	11.41	11.47	10.18	11.75	8.93	10.40	11.41	11.47	10.18	11.75
$ 21	$ 21	$ 21	$ 19	$ 15	$ 14	$ 21	$ 22	$ 21	$ 20	$ 16	$ 14

(1.90)% [c]	1.83%	7.61%	26.09%	9.74%	1.64%	(1.90)% [c]	1.83%	7.61%	26.09%	9.74%	1.64%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.23 [d]	1.32	1.17	1.91	1.35	1.43	2.23 [d]	1.32	1.17	1.91	1.35	1.43
11 [c]	24	23	17	21	34	11 [c]	24	23	17	21	34
72

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

73

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2016 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
74

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
75

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2016, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 31% of Harbor Unconstrained Bond Fund.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2016 are as follows:
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 84	$ 98	$ —	$ 23	$ 8
Harbor Mid Cap Growth Fund	55	47	1	20	(13)
Harbor Small Cap Growth Fund	51	43	—	19	(11)
Harbor Large Cap Value Fund	59	94	2	18	29
Harbor Mid Cap Value Fund	39	58	4	5	21
Harbor Small Cap Value Fund	32	53	1	7	1
Harbor International Fund	91	115	11	18	1
Harbor International Growth Fund	46	94	4	—	—
Harbor Global Growth Fund	25	37	—	5	5
Harbor Unconstrained Bond Fund	75	158	23	—	(10)
Harbor High-Yield Bond Fund	142	265	43	—	(41)
Harbor Bond Fund	533	1,056	160	42	(49)
Harbor Real Return Fund	163	442	40	—	(91)
Harbor Money Market Fund	111	284	2	—	—
Total	$1,506	$2,844	$291	$157	$(150)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 62	$ 69	$ —	$ 17	$ 1
Harbor Mid Cap Growth Fund	42	36	1	15	(11)
Harbor Small Cap Growth Fund	40	32	—	14	(9)
Harbor Large Cap Value Fund	51	79	2	14	1
Harbor Mid Cap Value Fund	39	54	3	4	2
Harbor Small Cap Value Fund	25	40	1	5	(1)
Harbor International Fund	85	108	8	14	(21)
Harbor International Growth Fund	43	79	3	—	(4)
Harbor Global Growth Fund	20	28	—	4	(3)
Harbor Commodity Real Return Strategy Fund	28	49	3	—	(39)
Harbor Unconstrained Bond Fund	42	54	12	—	(4)
Harbor High-Yield Bond Fund	112	145	26	—	(26)
Harbor Bond Fund	316	295	75	20	(25)
Harbor Real Return Fund	145	114	16	—	(17)
Harbor Money Market Fund	87	71	1	—	—
Total	$1,137	$1,253	$151	$107	$(156)

76

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 222	$ 228	$ 1	$ 72	$ 41
Harbor Mid Cap Growth Fund	151	127	4	63	(36)
Harbor Small Cap Growth Fund	142	114	—	61	(28)
Harbor Large Cap Value Fund	150	256	8	58	80
Harbor Mid Cap Value Fund	114	176	12	16	72
Harbor Small Cap Value Fund	82	146	2	22	2
Harbor International Fund	271	359	35	57	13
Harbor International Growth Fund	138	281	14	—	6
Harbor Global Growth Fund	75	102	—	16	13
Harbor Commodity Real Return Strategy Fund	142	166	16	—	(168)
Harbor Unconstrained Bond Fund	163	264	42	—	(19)
Harbor Convertible Securities Fund	82	368	16	19	(19)
Harbor High-Yield Bond Fund	320	675	109	—	(110)
Harbor Bond Fund	1,226	1,403	223	59	(135)
Harbor Real Return Fund	334	434	43	—	(105)
Harbor Money Market Fund	442	120	1	—	—
Total	$4,054	$5,219	$526	$443	$(393)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 131	$ 85	$ —	$ 36	$ 12
Harbor Mid Cap Growth Fund	88	50	2	32	(16)
Harbor Small Cap Growth Fund	78	40	—	30	(11)
Harbor Large Cap Value Fund	103	102	4	29	27
Harbor Mid Cap Value Fund	70	63	6	8	22
Harbor Small Cap Value Fund	46	53	1	11	(4)
Harbor International Fund	186	143	17	28	(9)
Harbor International Growth Fund	92	101	7	—	(1)
Harbor Global Growth Fund	42	34	—	8	3
Harbor Commodity Real Return Strategy Fund	112	100	10	—	(84)
Harbor Unconstrained Bond Fund	138	104	17	—	(7)
Harbor Convertible Securities Fund	103	64	9	10	(3)
Harbor High-Yield Bond Fund	336	271	52	—	(50)
Harbor Bond Fund	671	490	85	22	(32)
Harbor Real Return Fund	205	139	14	—	(25)
Total	$2,401	$1,839	$224	$214	$(178)

77

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 269	$ 315	$ 1	$ 92	$ 100
Harbor Mid Cap Growth Fund	182	146	5	82	(10)
Harbor Small Cap Growth Fund	174	137	—	79	(17)
Harbor Large Cap Value Fund	168	329	10	75	106
Harbor Mid Cap Value Fund	129	215	15	20	99
Harbor Small Cap Value Fund	90	184	3	28	32
Harbor International Fund	291	439	45	74	51
Harbor International Growth Fund	149	369	18	—	42
Harbor Global Growth Fund	85	131	—	21	35
Harbor Commodity Real Return Strategy Fund	247	225	26	—	(256)
Harbor Unconstrained Bond Fund	167	141	29	—	(10)
Harbor Convertible Securities Fund	125	88	15	17	(6)
Harbor High-Yield Bond Fund	394	382	97	—	(52)
Harbor Bond Fund	840	748	151	40	(74)
Harbor Real Return Fund	251	154	17	—	(37)
Total	$3,561	$4,003	$432	$528	$ 3

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 239	$ 59	$ 1	$ 43	$ —
Harbor Mid Cap Growth Fund	131	29	2	38	(12)
Harbor Small Cap Growth Fund	120	31	—	36	(8)
Harbor Large Cap Value Fund	203	67	5	34	4
Harbor Mid Cap Value Fund	137	48	7	9	11
Harbor Small Cap Value Fund	92	36	1	13	(4)
Harbor International Fund	351	101	20	34	(19)
Harbor International Growth Fund	192	60	8	—	(5)
Harbor Global Growth Fund	91	29	—	9	(4)
Harbor Commodity Real Return Strategy Fund	140	38	10	—	(32)
Harbor Unconstrained Bond Fund	124	33	9	—	(2)
Harbor Convertible Securities Fund	98	7	1	1	—
Harbor High-Yield Bond Fund	379	96	33	—	(17)
Harbor Bond Fund	579	191	52	13	(7)
Harbor Real Return Fund	89	20	3	—	(2)
Total	$2,965	$845	$152	$230	$(97)

78

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 324	$ 335	$ 1	$106	$ 122
Harbor Mid Cap Growth Fund	227	191	6	94	—
Harbor Small Cap Growth Fund	204	168	—	90	1
Harbor Large Cap Value Fund	232	379	12	86	136
Harbor Mid Cap Value Fund	164	255	18	24	90
Harbor Small Cap Value Fund	106	202	3	33	41
Harbor International Fund	402	505	52	85	31
Harbor International Growth Fund	163	353	21	—	13
Harbor Global Growth Fund	96	133	—	23	16
Harbor Commodity Real Return Strategy Fund	196	164	18	—	(185)
Harbor Unconstrained Bond Fund	118	119	14	—	(9)
Harbor High-Yield Bond Fund	407	386	55	—	(56)
Harbor Bond Fund	681	677	86	22	(61)
Harbor Real Return Fund	43	53	4	—	(12)
Total	$3,363	$3,920	$290	$563	$ 127

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 122	$ 57	$—	$ 35	$ 15
Harbor Mid Cap Growth Fund	80	31	2	31	(4)
Harbor Small Cap Growth Fund	66	19	—	29	(2)
Harbor Large Cap Value Fund	92	63	4	28	18
Harbor Mid Cap Value Fund	68	41	6	8	14
Harbor Small Cap Value Fund	41	29	1	10	2
Harbor International Fund	179	99	16	27	(5)
Harbor International Growth Fund	88	68	7	—	2
Harbor Global Growth Fund	43	26	—	8	3
Harbor Commodity Real Return Strategy Fund	62	34	5	—	(31)
Harbor Unconstrained Bond Fund	37	20	3	—	(1)
Harbor High-Yield Bond Fund	120	60	11	—	(12)
Harbor Bond Fund	201	107	16	4	(5)
Harbor Real Return Fund	17	4	—	—	—
Total	$1,216	$658	$ 71	$180	$ (6)

79

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 378	$ 224	$ 2	$129	$ 88
Harbor Mid Cap Growth Fund	250	127	7	116	6
Harbor Small Cap Growth Fund	216	95	—	111	1
Harbor Large Cap Value Fund	210	213	14	106	76
Harbor Mid Cap Value Fund	154	152	22	29	71
Harbor Small Cap Value Fund	97	118	4	40	22
Harbor International Fund	441	315	63	104	25
Harbor International Growth Fund	152	222	26	—	7
Harbor Global Growth Fund	121	103	—	29	10
Harbor Commodity Real Return Strategy Fund	154	74	13	—	(75)
Harbor Unconstrained Bond Fund	65	31	4	—	(2)
Harbor High-Yield Bond Fund	232	91	20	—	(19)
Harbor Bond Fund	343	178	26	7	(8)
Total	$2,813	$1,943	$201	$671	$202

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 46	$ 23	$—	$ 6	$ (1)
Harbor Mid Cap Growth Fund	25	12	—	5	(3)
Harbor Small Cap Growth Fund	23	10	—	6	(3)
Harbor Large Cap Value Fund	45	27	1	5	(2)
Harbor Mid Cap Value Fund	31	19	1	1	(2)
Harbor Small Cap Value Fund	22	14	—	2	(2)
Harbor International Fund	67	35	2	5	(5)
Harbor International Growth Fund	41	25	1	—	(2)
Harbor Global Growth Fund	18	10	—	1	(1)
Harbor Commodity Real Return Strategy Fund	12	7	1	—	(3)
Harbor Unconstrained Bond Fund	3	2	—	—	—
Harbor High-Yield Bond Fund	11	7	1	—	(1)
Harbor Bond Fund	15	11	1	—	(1)
Total	$359	$202	$ 8	$ 31	$(26)

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.
80

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the period ended April 30, 2016. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.  The voluntary waiver may be discontinued at any time.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional shares
Administrative Class	0.00% of the average daily net assets of all Administrative shares
Investor Class	0.12% of the average daily net assets of all Investor shares
Harbor Services Group has voluntarily waived its transfer agent fees during the six-month period ended April 30, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
81

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Shareholders
On April 30, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	8,811	1,762	1,762	12,335	0.8%
Harbor Target Retirement 2015 Fund	8,306	1,661	1,661	11,628	1.6
Harbor Target Retirement 2020 Fund	23,162	1,944	1,944	27,050	1.0
Harbor Target Retirement 2025 Fund	23,099	1,585	1,585	26,269	2.6
Harbor Target Retirement 2030 Fund	39,415	2,263	2,263	43,941	1.6
Harbor Target Retirement 2035 Fund	28,730	1,562	1,562	31,854	3.7
Harbor Target Retirement 2040 Fund	12,943	2,479	2,479	17,901	0.8
Harbor Target Retirement 2045 Fund	50,618	1,583	1,583	53,784	12.2
Harbor Target Retirement 2050 Fund	22,369	2,365	2,365	27,099	1.3
Harbor Target Retirement 2055 Fund	10,163	1,035	1,035	12,233	13.5
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2016.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$14,140	$ 51	$ (700)	$ (649)
Harbor Target Retirement 2015 Fund	7,784	10	(324)	(314)
Harbor Target Retirement 2020 Fund	26,411	211	(1,449)	(1,238)	`
Harbor Target Retirement 2025 Fund	12,188	58	(580)	(522)
Harbor Target Retirement 2030 Fund	24,354	506	(1,329)	(823)
Harbor Target Retirement 2035 Fund	11,315	26	(605)	(579)
Harbor Target Retirement 2040 Fund	18,159	801	(791)	10
Harbor Target Retirement 2045 Fund	5,987	94	(295)	(201)
Harbor Target Retirement 2050 Fund	18,610	1,071	(798)	273
Harbor Target Retirement 2055 Fund	923	—	(44)	(44)
82

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 6—Subsequent Events
At a meeting of the Harbor Funds’ Board of Trustees (the “Board”) held on May 15 and 16, 2016, the Board determined to liquidate and dissolve the Harbor Unconstrained Bond Fund. The liquidation of the Harbor Unconstrained Bond Fund is expected to occur on July 29, 2016. The liquidation proceeds will be distributed to any remaining shareholders of the Harbor Unconstrained Bond Fund on the liquidation date.  Because the Harbor Unconstrained Bond Fund will be liquidating, the Harbor Unconstrained Bond Fund is now closed to new investors. Accordingly, effective June 2, 2016, the Harbor Target Retirement Funds will no longer utilize the Harbor Unconstrained Bond Fund as an underlying investment option of the Target Retirement Funds. Additional information related to the liquidation can be found in the supplements to the Fund’s prospectus and statement of additional information as filed with the Securities and Exchange Commission on May 18, 2016.
83

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,011.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,009.90
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,009.90
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,006.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,005.30
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,006.20
Hypothetical (5% return)		0.00	1,000	1,024.86
84

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,002.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,002.30
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,002.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 999.70
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 999.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 999.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 996.10
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 995.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 995.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 992.10
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 992.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 992.80
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 989.50
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 989.60
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 989.60
Hypothetical (5% return)		0.00	1,000	1,024.86
85

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 985.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 985.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 985.20
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 981.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 981.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 981.00
Hypothetical (5% return)		0.00	1,000	1,024.86
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 980.40
Hypothetical (5% return)		0.00	1,000	1,024.86
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 980.50
Hypothetical (5% return)		0.00	1,000	1,024.86
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 980.50
Hypothetical (5% return)		0.00	1,000	1,024.86

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.
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Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 28 and 29 and March 1, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
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Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;
•	while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;
•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and
•	information contained in materials provided by the Adviser and compiled by Access Data Corp., a Broadridge entity (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.
Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund which had an inception date of November 1, 2014), the Trustees noted that Broadridge had selected 14 peer complexes’ target date funds as peers for the Target Retirement Funds that Broadridge believes are the most comparable to the Target Retirement Funds. These 14 peer complexes are: AllianzGI Retirement Funds, BlackRock LifePath Active Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, John Hancock Retirement Living Portfolios, JPMorgan SmartRetirement Funds, MainStay Retirement Funds, MFS Lifetime Funds, Principal LifeTime Portfolios, Schwab Target Funds, T. Rowe Price Retirement Funds, USAA Target Retirement Funds, Vantagepoint Milestone Funds and Voya Retirement Solutions Funds.
88

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees further noted that the performance analysis conducted by Broadridge included these 14 selected peers, as applicable, as the performance group and all target date funds as the performance universe. The Trustees also noted that Broadridge had produced reports on only the Institutional Class shares of the Target Retirement Funds as there are no shareholders presently in either of the Administrative or Investor share classes and no 12b-1 fees are assessed.
The Trustees considered the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $138.18 million in assets, out of a firm-wide total of approximately $77.19 billion in assets under management as of December 31, 2015.
The Trustees considered the fact that the Target Retirement Funds had been in operation for a shorter period than many of their peers. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and that the Adviser was voluntarily waiving its fees and/or reimbursing each of the Target Retirement Fund’s expenses, acknowledging that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its universe median for the one-, two-, four- and five-year periods ended December 31, 2015 and the Fund’s underperformance relative to its universe median for the three-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the third quarter of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom quartile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was at the peer group median and above the universe median.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom quartile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was at the peer group median and above the universe median.
89

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly below the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2015 and the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2015 according to Broadridge. The Fund’s performance was at its Broadridge universe median for the one-year period ended December 31, 2015. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its Broadridge universe median for the one-, three-, four- and five-year periods ended December 31, 2015 and its underperformance for the two-year period ended December 31, 2015. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its Broadridge universe median for the one-year and since inception periods ended December 31, 2015. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom decile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
* * *
Adviser Fees and Profitability
The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
90

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	30	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	30	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	30	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	30	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (75) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	30	None
91

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (63) Assistant Secretary	Since 2006	Senior Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
92

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
93

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
94

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
95

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
96

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
97

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.TR.0416

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 1st day of July, 2016 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ David G. Van Hooser

David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	July 1, 2016
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	July 1, 2016

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).